--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Basic Value Focus Fund................   15
                                                              Core Bond Focus Fund..................   28
                                                              Developing Capital Markets Focus
                                                                Fund................................   43
                                                              Domestic Money Market Fund............   60
                                                              Focus Twenty Select Fund..............   70
                                                              Fundamental Growth Focus Fund.........   81
                                                              Global Allocation Focus Fund..........   92
                                                              Global Bond Focus Fund................  114
                                                              Global Growth Focus Fund..............  127
                                                              Government Bond Fund..................  139
                                                              High Current Income Fund..............  151
                                                              Index 500 Fund........................  169
                                                              Large Cap Core Focus Fund.............  184
                                                              Large Cap Value Focus Fund............  196
                                                              Natural Resources Focus Fund..........  208
                                                              Reserve Assets Fund...................  220
                                                              Small Cap Value Focus Fund............  229
                                                              Utilities and Telecommunications Focus
                                                                Fund................................  244

                                                              Semi-Annual Report
                                                                   June 30, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  On April 30, 2001, American Balanced Fund acquired all of the net assets of Balanced Capital Focus Fund, which was another Fund of Merrill Lynch Variable Series Funds, Inc., pursuant to a plan of reorganization.

INVESTMENT ENVIRONMENT

  US equity markets proved extremely volatile in the first six months of 2001, as investors struggled to discern trends in economic growth and corporate earnings prospects. During the first quarter of 2001, a pronounced slowdown in economic growth precipitated a significant reduction in corporate earnings expectations, particularly in the technology sector. This brought about a vicious cycle of lower earnings, lower valuations and significantly lower stock prices. During the second quarter of 2001, however, aggressive actions by the Federal Reserve Board to lower short-term interest rates and accelerate money supply growth raised expectations for an economic recovery in the latter half of the year and supported a sharp recovery in equity prices.

  For the six-month period ended June 30, 2001, the benchmark Standard & Poor's (S&P) 500 Index recorded a -6.7% total return while the NASDAQ Composite Index declined over 13%. Value stocks outperformed growth stocks as investors gravitated toward securities of more stable, predictable and less expensive companies. The S&P/Barra Value Index declined 2.4% for the period, while the S&P/ Barra Growth Index dropped 11.0%. The fixed-income market continued to perform well with the benchmark Merrill Lynch Domestic Bond Master Index posting a +3.4% total return. A slowing economy is expected to constrain inflationary pressures and bonds are also viewed as the safe haven against equity market deterioration. For the six-month period ended June 30, 2001, the Fund's Class A Shares had a -5.60% total return.

PORTFOLIO MATTERS

  Because the Fund's current portfolio management team assumed responsibility for the Fund in mid-February 2001, our remarks will concentrate on the three-month period ended June 30, 2001. Based on top-down economic developments and bottom-up company specific opportunities, we believe a more aggressive investment stance is increasingly appropriate and have begun to increase our equity allocation as well as our exposure to more economically sensitive securities. As of June 30, 2001, the Fund's asset allocation was: US equities, 65.9%; fixed-income securities, 32.4%; and cash equivalents, 1.8%. This compared to the Fund's asset allocation as of March 31, 2001: US equities, 64.5%; fixed-income securities, 32.6%; cash equivalents, 2.9%. From an economic perspective, while the short-term outlook remains cloudy, we believe that recent Federal Reserve Board actions coupled with recently enacted tax cuts suggest an accelerated pace of economic growth is likely to become evident later this year, providing a much more favorable backdrop for equities. Furthermore, the attractive valuations in many economically sensitive stock groups suggest good investment opportunities are still available. We believe this is the appropriate time to reposition the portfolio to fully participate in this anticipated recovery. Within the fixed-income portfolio, we continue to pursue opportunities for yield enhancement, while assessing our duration position against intermediate inflation and interest rate trends.

  For the three-month period ended June 30, 2001, the benchmark S&P 500 Index gained 5.8% while the NASDAQ Composite surged 16.5%. Growth stocks outperformed value stocks with the S&P/Barra Growth Index rising 7.7%, while the S&P/Barra Value Index gained a more modest 4.3%. Fixed-income market returns were also modest, with the Merrill Lynch Domestic Bond Master Index providing a +0.41% total return for the period. The Fund's Class A Shares earned a +3.5% return for the quarter. Within the equity portfolio, positive contributions from our positions in industrial and technology stocks, many of which provided double-digit appreciation for the period, were partially offset by relative weakness in the pharmaceutical and energy sectors. Within the fixed-income component of the portfolio, we continued to benefit from our overweighted position in the corporate sector of the bond market as yield spreads narrowed significantly relative to US Treasury securities. These benefits were further enhanced by the maintenance of an above-average duration of 5.3 years in response to a further steepening of the yield curve.

  We continued to adjust our holdings in response to volatile price activity. Within the equity portfolio, we further increased our exposures in companies whose prospects are more closely tied to economic conditions in anticipation of a more robust economic climate later this year. Companies such as Alcoa Inc., International Paper Company and Nucor Corporation would be prime beneficiaries of a resumption in economic growth and are attractively valued at

--------------------------------------------------------------------------------

current levels. We further reduced our exposures in the aerospace segment, as shares in companies such as The Boeing Company, Northrop Grumman Corporation and Raytheon Company have already discounted rising defense procurement expenditures and appear fairly valued. We also cut back selected telecommunications investments such as SBC Communications Inc. and Tellabs, Inc. in response to deteriorating fundamental trends. Within the fixed-income portfolio, we further increased our concentration in corporate bonds in anticipation of a further contraction in yield spreads as the US economy recovers. By June 30, 2001, average quality ratings were reduced to A2/A, while average-yield-to-maturity increased 96 basis points to 6.72%. As of June 30, 2001, investment-grade corporate bonds represented 60.5% of fixed-income assets; US Treasury securities, 33.6%; and high-yield corporate bonds, 5.9%.

IN CONCLUSION

  We would like to take this opportunity to welcome the shareholders of Balanced Capital Focus Fund. We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------

  We are pleased to announce that Kurt Schansinger is responsible for the day-to-day management of American Balanced Fund. Mr. Schansinger has been First Vice President of Merrill Lynch Investment Managers, L.P. (MLIM) since 1997 and Vice President from 1996 to 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                                          % RETURN
-----------------------------------------------------------------------------------------
One Year Ended 6/30/01                                                           -9.57%
-----------------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                         +7.52
-----------------------------------------------------------------------------------------
Ten Years Ended 6/30/01                                                          +8.70
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -5.60%         -9.57%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                20,000      The Boeing Company........................    $  1,112,000       0.7%
                                   27,500      General Dynamics Corporation..............       2,139,775       1.4
                                   10,000      Raytheon Company..........................         265,500       0.2
                                   20,000      United Technologies Corporation...........       1,465,200       1.0
                                                                                             ------------     -----
                                                                                                4,982,475       3.3
----------------------------------------------------------------------------------------------------------------------
AIRLINES                           15,000      +AMR Corporation..........................         541,950       0.4
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                     6,500      TRW Inc. .................................         266,500       0.2
----------------------------------------------------------------------------------------------------------------------
BANKS                              46,500      Mellon Financial Corporation..............       2,139,000       1.4
                                   50,000      Wells Fargo Company.......................       2,321,500       1.6
                                                                                             ------------     -----
                                                                                                4,460,500       3.0
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          56,000      Anheuser-Busch Companies, Inc. ...........       2,307,200       1.5
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          21,500      E.I. du Pont de Nemours and Company.......       1,037,160       0.7
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           60,000      +CommScope, Inc. .........................       1,410,000       0.9
                                   75,000      Lucent Technologies Inc. .................         465,000       0.3
                                  117,500      Motorola, Inc. ...........................       1,945,800       1.3
                                   40,000      Scientific-Atlanta, Inc. .................       1,624,000       1.1
                                                                                             ------------     -----
                                                                                                5,444,800       3.6
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            90,000      Compaq Computer Corporation...............       1,394,100       0.9
                                   23,500      International Business Machines
                                                 Corporation.............................       2,655,500       1.8
                                                                                             ------------     -----
                                                                                                4,049,600       2.7
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS             56,000      Citigroup Inc. ...........................       2,959,040       2.0
                                   30,000      Federal National Mortgage Association.....       2,554,500       1.7
                                   37,500      J.P. Morgan Chase & Co. ..................       1,672,500       1.1
                                   15,000      Morgan Stanley Dean Witter & Co. .........         963,450       0.6
                                   43,500      Stilwell Financial, Inc. .................       1,459,860       1.0
                                                                                             ------------     -----
                                                                                                9,609,350       6.4
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        15,000      Qwest Communications International
                                                 Inc. ...................................         478,050       0.3
TELECOMMUNICATION SERVICES         42,500      Verizon Communications....................       2,273,750       1.5
                                                                                             ------------     -----
                                                                                                2,751,800       1.8
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             35,000      +Agilent Technologies, Inc. ..............       1,137,500       0.8
INSTRUMENTS
                                   47,500      +SCI Systems, Inc. .......................       1,211,250       0.8
                                                                                             ------------     -----
                                                                                                2,348,750       1.6
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE         56,500      Halliburton Company.......................       2,011,400       1.4
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                       9,000      Nestle SA (Registered Shares).............       1,912,656       1.3
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                      39,000      El Paso Corporation.......................       2,049,060       1.4
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            40,000      HCA-The Healthcare Corporation............       1,807,600       1.2
SERVICES
                                   47,500      +Tenet Healthcare Corporation.............       2,450,525       1.7
                                                                                             ------------     -----
                                                                                                4,258,125       2.9
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              20,000      +Harrah's Entertainment, Inc. ............         706,000       0.5
LEISURE
                                   70,000      McDonald's Corporation....................       1,894,200       1.2
                                                                                             ------------     -----
                                                                                                2,600,200       1.7
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 37,000      Kimberly-Clark Corporation................       2,068,300       1.4
----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES            6,500      +Computer Sciences Corporation............         224,900       0.2
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                         35,000      General Electric Company..................       1,706,250       1.1
CONGLOMERATES                      37,000      ITT Industries, Inc. .....................       1,637,250       1.1
                                    6,000      Minnesota Mining and Manufacturing Company
                                                 (3M)....................................         684,600       0.5
                                                                                             ------------     -----
                                                                                                4,028,100       2.7
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          48,500      ACE Limited...............................       1,895,865       1.3
                                   32,000      American International Group, Inc. .......       2,752,000       1.9
                                   33,500      XL Capital Ltd. (Class A).................       2,750,350       1.8
                                                                                             ------------     -----
                                                                                                7,398,215       5.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
MACHINERY                          30,000      Dover Corporation.........................    $  1,129,500       0.8%
                                   24,000      +SPX Corporation..........................       3,004,320       2.0
                                                                                             ------------     -----
                                                                                                4,133,820       2.8
----------------------------------------------------------------------------------------------------------------------
MEDIA                              45,000      +Clear Channel Communications, Inc. ......       2,821,500       1.9
                                   35,000      The Interpublic Group of Companies,
                                                 Inc. ...................................       1,027,250       0.7
                                   30,000      The New York Times Company (Class A)......       1,260,000       0.9
                                    1,100      Tribune Company...........................          44,011       0.0
                                   52,500      +Viacom, Inc. (Class B)...................       2,716,875       1.8
                                                                                             ------------     -----
                                                                                                7,869,636       5.3
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                    27,500      Alcoa Inc. ...............................       1,083,500       0.7
                                   10,000      Nucor Corporation.........................         488,900       0.3
                                                                                             ------------     -----
                                                                                                1,572,400       1.0
----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES                    54,000      The Williams Companies, Inc. .............       1,779,300       1.2
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                   35,000      The May Department Stores Company.........       1,199,100       0.8
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                          36,500      Anadarko Petroleum Corporation............       1,972,095       1.3
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS            30,000      International Paper Company...............       1,071,000       0.7
                                   12,500      Weyerhaeuser Company......................         687,125       0.5
                                                                                             ------------     -----
                                                                                                1,758,125       1.2
----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                  63,000      Avon Products, Inc. ......................       2,915,640       2.0
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    44,500      American Home Products Corporation........       2,600,580       1.7
                                   42,500      Pharmacia Corporation.....................       1,952,875       1.3
                                                                                             ------------     -----
                                                                                                4,553,455       3.0
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &          35,000      +Agere Systems Inc. (Class A).............         262,500       0.2
PRODUCTS
                                   31,000      +Applied Materials, Inc. .................       1,534,500       1.0
                                   20,500      Texas Instruments Incorporated............         645,750       0.4
                                                                                             ------------     -----
                                                                                                2,442,750       1.6
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   20,000      The Home Depot, Inc. .....................         931,000       0.6
                                   45,000      Intimate Brands, Inc. ....................         678,150       0.5
                                   10,000      RadioShack Corporation....................         305,000       0.2
                                                                                             ------------     -----
                                                                                                1,914,150       1.3
----------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL                 16,000      Nike, Inc. (Class B)......................         671,840       0.5
----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION         58,000      +Nextel Communications, Inc. (Class A)....       1,006,300       0.7
SERVICES
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$99,365,771)                             98,139,652      65.9
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT               FIXED-INCOME INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           $ 1,000,000      Raytheon Co., 6.15% due 11/01/2008........         926,480       0.6
----------------------------------------------------------------------------------------------------------------------
AIRLINES                          500,000      Northwest Airlines, Inc., 7.875% due
                                                 3/15/2008...............................         461,371       0.3
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                 1,000,000      The Goodyear Tire & Rubber Company, 6.625%
                                                 due 12/01/2006..........................         971,840       0.7
----------------------------------------------------------------------------------------------------------------------
BANKS                             500,000      Bank of America Corporation, 7.40% due
                                                 1/15/2011...............................         519,390       0.3
                                  990,000      BankBoston NA, 6.375% due 3/25/2008.......         975,358       0.7
                                1,000,000      First Union Corp., 6.55% due 10/15/2035...       1,020,720       0.7
                                  500,000      PNC Funding Corp., 6.125% due 2/15/2009...         483,060       0.3
                                  500,000      Provident Bank, 6.375% due 1/15/2004......         501,233       0.3
                                1,000,000      Union Planters Corp., 7.75% due
                                                 3/01/2011...............................       1,032,800       0.7
                                  300,000      Washington Mutual Inc., 7.50% due
                                                 8/15/2006...............................         316,230       0.2
                                                                                             ------------     -----
                                                                                                4,848,791       3.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
INDUSTRY                           AMOUNT               FIXED-INCOME INVESTMENTS                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                     $   500,000      Airgas Inc., 7.14% due 3/08/2004..........    $    495,741       0.3%
                                1,000,000      Equistar Chemicals LP, 6.50% due
                                                 2/15/2006...............................         879,340       0.6
                                1,000,000      International Flavors & Fragrance, 6.45%
                                                 due 5/15/2006(b)........................         998,606       0.7
                                                                                             ------------     -----
                                                                                                2,373,687       1.6
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT                       Harris Corporation:
                                1,000,000        6.375% due 8/15/2002....................       1,021,840       0.7
                                  660,000        6.35% due 2/01/2028.....................         614,698       0.4
                                               Motorola, Inc.:
                                  500,000        6.75% due 2/01/2006.....................         466,820       0.3
                                  500,000        6.50% due 9/01/2025.....................         466,430       0.3
                                                                                             ------------     -----
                                                                                                2,569,788       1.7
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS            500,000      Chase Manhattan Corporation, 6% due
                                                 2/15/2009...............................         483,035       0.3
                                  800,000      General Motors Acceptance Corp., 6.15% due
                                                 4/05/2007...............................         777,632       0.5
                                  900,000      Hertz Corp., 6.25% due 3/15/2009..........         845,037       0.6
                                1,000,000      Household Finance Corp., 6.50% due
                                                 11/15/2008..............................         985,220       0.7
                                                                                             ------------     -----
                                                                                                3,090,924       2.1
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                     1,000,000      Sprint Capital Corporation, 6.90% due
TELECOMMUNICATION SERVICES                       5/01/2019...............................         873,430       0.6
                                1,000,000      Worldcom Inc., 6.40% due 8/15/2005........         983,760       0.6
                                                                                             ------------     -----
                                                                                                1,857,190       1.2
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                   1,000,000      Conagra Inc., 6.70% due 8/01/2027.........         971,450       0.6
                                1,000,000      Nabisco, Inc., 6.125% due 2/01/2033(a)....       1,009,450       0.7
                                                                                             ------------     -----
                                                                                                1,980,900       1.3
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                   1,000,000      Williams Holdings of Delaware, Inc., 6.25%
                                                 due 2/01/2006...........................         978,820       0.7
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                          Royal Caribbean Cruises Ltd.:
LEISURE
                                  500,000        7.25% due 8/15/2006.....................         473,235       0.3
                                  500,000        6.75% due 3/15/2008.....................         439,705       0.3
                                                                                             ------------     -----
                                                                                                  912,940       0.6
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES              1,000,000      Champion Enterprises, Inc., 7.625% due
                                                 5/15/2009...............................         687,503       0.5
----------------------------------------------------------------------------------------------------------------------
MEDIA                             500,000      News America Inc., 6.625% due 1/09/2008...         485,280       0.3
----------------------------------------------------------------------------------------------------------------------

OIL & GAS                                      The Coastal Corporation:
                                  500,000        6.50% due 6/01/2008.....................         478,215       0.3
                                  500,000        6.70% due 2/15/2027.....................         494,550       0.4
                                1,500,000      Occidental Petroleum Corp. (MOPPRS), 6.40%
                                                 due 4/01/2003(a)........................       1,521,285       1.0
                                  500,000      Perez Companc SA, 8.125% due
                                                 7/15/2007(b)............................         455,000       0.3
                                                                                             ------------     -----
                                                                                                2,949,050       2.0
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS         1,500,000      Champion International Corp., 6.65% due
                                                 12/15/2037..............................       1,479,555       1.0
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                 1,000,000      American Home Products Corporation, 6.25%
                                                 due 3/15/2006...........................       1,002,561       0.7
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                     1,000,000      CSX Corporation, 6.75% due 3/15/2011......         980,240       0.6
                                  750,000      GATX Capital Corporation, 6.86% due
                                                 10/13/2005..............................         717,764       0.5
                                                                                             ------------     -----
                                                                                                1,698,004       1.1
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                1,000,000      Tandy Corporation, 6.125% due 1/15/2003...       1,009,100       0.7
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                  1,000,000      Transportacion Maritima Mexicana, SA de
  INFRASTRUCTURE                                 CV, 10.25% due 11/15/2006...............         870,000       0.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
INDUSTRY                           AMOUNT               FIXED-INCOME INVESTMENTS                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                         US Treasury Bonds:
OBLIGATIONS
                              $ 1,000,000        6.25% due 8/15/2023.....................    $  1,040,620       0.7%
                                2,250,000        6% due 2/15/2026........................       2,276,370       1.5
                                  500,000        5.50% due 8/15/2028.....................         473,515       0.3
                                               US Treasury Notes:
                                1,000,000        4.25% due 3/31/2003.....................       1,000,160       0.7
                                6,000,000        5.50% due 2/15/2008.....................       6,086,700       4.1
                                5,500,000        4.75% due 11/15/2008....................       5,309,205       3.6
                                                                                             ------------     -----
                                                                                               16,186,570      10.9
----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS       500,000      Nextel Communications, Inc., 9.375% due
SERVICES                                         11/15/2009..............................         396,250       0.3
                                  500,000      Pacific Telecom, Inc., 6.625% due
                                                 10/20/2005..............................         495,668       0.3
                                                                                             ------------     -----
                                                                                                  891,918       0.6
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FIXED-INCOME INVESTMENTS
                                               (COST--$48,517,871)                             48,232,272      32.4
----------------------------------------------------------------------------------------------------------------------
                                                         SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*               2,643,000      General Motors Acceptance Corp., 4.13% due
                                                 7/02/2001...............................       2,642,090       1.8
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$2,642,090)                               2,642,090       1.8
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$150,525,732)....     149,014,014     100.1
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....        (132,047)     (0.1)
                                                                                             ------------     -----
                                               NET ASSETS................................    $148,881,967     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$150,525,732).......             $149,014,014
Receivables:
  Interest..................................................  $842,980
  Dividends.................................................    49,707
  Capital shares sold.......................................     2,010        894,697
                                                              --------
Prepaid expenses and other assets...........................                    3,333
                                                                         ------------
Total assets................................................              149,912,044
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................   498,817
  Securities purchased......................................   309,734
  Reorganization costs......................................    77,311
  Investment adviser........................................    64,024
  Capital shares redeemed...................................    61,386      1,011,272
                                                              --------
Accrued expenses and other liabilities......................                   18,805
                                                                         ------------
Total liabilities...........................................                1,030,077
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $148,881,967
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $  1,262,761
Paid-in capital in excess of par............................              149,905,908
Undistributed investment income--net........................                1,723,501
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  849,527
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................               (3,347,760)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................               (1,511,970)
                                                                         ------------
NET ASSETS..................................................             $148,881,967
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $148,881,967 and 12,627,606
  shares outstanding........................................             $      11.79
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                 $  1,783,042
Dividends (net of $4,319 foreign withholding tax)...........                      407,456
                                                                             ------------
Total income................................................                    2,190,498
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    364,846
Accounting services.........................................        28,700
Custodian fees..............................................        21,519
Professional fees...........................................        15,301
Printing and shareholder reports............................        12,621
Transfer agent fees.........................................         3,059
Directors' fees and expenses................................         2,993
Pricing services............................................         2,342
Registration fees...........................................           493
Other.......................................................         3,312
                                                              ------------
Total expenses..............................................                      455,186
                                                                             ------------
Investment income--net......................................                    1,735,312
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain on:
  Investments--net..........................................     1,493,160
  Foreign currency transactions--net........................           156      1,493,316
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (10,641,850)
  Foreign currency transactions--net........................          (252)   (10,642,102)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (7,413,474)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
                                                                JUNE 30,         DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001               2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,735,312       $  3,538,567
Realized gain on investments and foreign currency
  transactions--net.........................................     1,493,316         11,210,419
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................   (10,642,102)       (16,554,771)
                                                              ------------       ------------
Net decrease in net assets resulting from operations........    (7,413,474)        (1,805,785)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................            --         (3,540,610)
In excess of investment income--net:
  Class A...................................................            --             (6,108)
Realized gain on investments--net:
  Class A...................................................            --        (12,488,700)
In excess of realized gain on investments--net:
  Class A...................................................            --         (3,353,463)
                                                              ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................            --        (19,388,881)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    23,205,051        (12,120,323)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    15,791,577        (33,314,989)
Beginning of period.........................................   133,090,390        166,405,379
                                                              ------------       ------------
End of period*..............................................  $148,881,967       $133,090,390
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $  1,723,501       $    (11,811)
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                   FOR THE SIX
                                                        MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                          JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2001         2000        1999        1998        1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  12.49     $  14.80    $  16.74    $  16.59    $  16.01
                                                          --------     --------    --------    --------    --------
Investment income--net................................         .15+         .34+        .45         .40         .54
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................        (.85)        (.58)        .83        1.60        1.87
                                                          --------     --------    --------    --------    --------
Total from investment operations......................        (.70)        (.24)       1.28        2.00        2.41
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --         (.38)       (.85)       (.54)       (.27)
  In excess of investment income--net.................          --           --++        --          --          --
  Realized gain on investments--net...................          --        (1.33)      (2.37)      (1.31)      (1.56)
  In excess of realized gain on investments--net......          --         (.36)         --          --          --
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................          --        (2.07)      (3.22)      (1.85)      (1.83)
                                                          --------     --------    --------    --------    --------
Net asset value, end of period........................    $  11.79     $  12.49    $  14.80    $  16.74    $  16.59
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................      (5.60%)++++   (1.68%)     8.73%      13.56%      17.11%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .69%*        .62%        .61%        .62%        .60%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       2.62%*       2.32%       2.70%       2.37%       3.17%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $148,882     $133,090    $166,405    $187,084    $194,747
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................     116.99%       85.30%     105.48%     102.47%     136.71%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.
++++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of net realized capital gains are due primary to differing tax treatments for foreign currency transaction and post-October losses.

--------------------------------------------------------------------------------

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $17,101 in commissions in the execution of portfolio security transactions.

  For the six months ended June 30, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, a subsidiary of ML & Co., earned $581 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $3,443 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $153,641,920 and $165,807,409, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)     Losses
--------------------------------------------------------------------
Long-term investments.................    $1,493,341     $(1,511,718)
Short-term investments................          (181)             --
Foreign currency transactions.........           156            (252)
                                          ----------     -----------
Total.................................    $1,493,316     $(1,511,970)
                                          ==========     ===========
--------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $1,511,718, of which $7,020,262 related to appreciated securities and $8,531,980 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $150,525,732.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2001                              Shares        Amount
------------------------------------------------------------------
Shares sold............................      46,009   $    538,899
Shares issued resulting from
 reorganization........................   3,272,316     38,741,380
                                         ----------   ------------
Total issued...........................   3,318,325     39,280,279
Shares redeemed........................  (1,346,619)   (16,075,228)
                                         ----------   ------------
Net increase...........................   1,971,706   $ 23,205,051
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2000                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      66,660   $    994,711
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,524,939     19,388,881
                                         ----------   ------------
Total issued...........................   1,591,599     20,383,592
Shares redeemed........................  (2,176,942)   (32,503,915)
                                         ----------   ------------
Net decrease...........................    (585,343)  $(12,120,323)
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. ACQUISITION OF BALANCED CAPITAL FOCUS FUND:

On April 30, 2001, the Fund acquired all of the net assets of Balanced Capital Focus Fund, which was another fund of the Company, pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,853,267 shares of common stock of Balanced Capital Focus Fund for 3,272,316 shares of common stock of the Fund. Balanced Capital Focus Fund's net assets on that date of $38,741,380, including $1,967,106 of net unrealized appreciation and $740,622 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $155,453,364.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 2001, Basic Value Focus Fund's Class A and Class B Shares had total returns of +4.38% and +4.24%, respectively. This compared to a 1.26% decline for the unmanaged Russell 1000 Value Index for the same period. Our decision to overweight specific economically sensitive industry groups earlier in the year helped generate the Fund's outperformance.

  Toward the end of 2000, investor concerns over a slowing economy pushed the shares of many economically sensitive issuers down to attractive levels. We aggressively bought shares of cyclical companies in the media, basic materials and capital goods sectors. With stocks trading near historical trough levels, we believed that the aggressive Federal Reserve Board easing would help improve the economic environment, which in turn would dramatically improve earnings for cyclically exposed companies. Performance was also helped by our bank holdings, which benefited not only from the lower interest rate environment, but also from a belief that loan quality should improve as economic conditions rebound later in the year. Finally, selective technology stocks, such as semiconductor-related companies, did extremely well as their prices rebounded from the very oversold conditions that existed during the fourth quarter of 2000.

  On the negative side, energy-related issues had a very difficult period as the price of oil and gas declined significantly from the price levels achieved at the end of last year. Given the negative price action that occurred within this group, we are currently becoming more constructive on these stocks since we believe that, over the longer-term, this country remains short of energy. Our telecom equipment holdings performed poorly, as the slowdown in this sector continued to show no sign of abating. While the shakeout in this industry may take some time, the survivors will be much stronger and should benefit once investment spending picks up again. Finally, our consumer staple stocks continued to find the weakening euro problematic. Its deleterious effect on sales is having a negative impact on reported revenue growth since a good portion of their sales comes from Europe. We believe that the market is currently undervaluing the powerful global brands that these companies own and that it is likely once the euro reverses its course, near double-digit revenue growth could be reported.

  Looking forward, the Fund has an overweighted position in the technology sector. We added a number of telecom equipment stocks, such as Motorola, Inc., Lucent Technologies Inc. and 3Com Corporation during this period of price weakness. We believe this industry will grow over the long-term so that the surviving companies will emerge from this slowdown with the ability to demonstrate significant earnings growth. The Fund also continues to have an overweighted position in the basic industry, capital goods and consumer cyclical sectors, since these equities should have significant earnings improvement once the economy begins its recovery. We remain underweight in the sectors that are considered defensive since these stocks have done extraordinarily well over the past year. During the six months ended June 30, 2001, we have been net sellers of health care, insurance and regional banks since they currently trade near historically high levels and have very high earnings expectations priced into their shares.

IN CONCLUSION

  In this highly volatile market environment, we will continue to maintain a longer-term view. At this time, we believe the economy and the earnings outlook for a number of companies will look better six months from now. Significant price declines in our current holdings will be looked upon as an opportunity to add to our positions in anticipation of better results ahead.

  We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

/s/ Robert J. Martorelli
Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

July 31, 2001
---------------------------------------------------------

We are pleased to announce that Robert J. Martorelli has been named Co-Portfolio Manager of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Martorelli has been First Vice President of Merrill Lynch Investment Managers, L.P. since 1997 and Vice President thereof from 1987 to 1997.

---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   +16.81%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                  +15.37
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/01                                       +15.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   +16.55%
--------------------------------------------------------------------------------
Inception (11/03/97) to 6/30/01                                           +12.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +4.38%         +16.81%
-----------------------------------------------------------------------------------------
Class B Shares                                                   +4.24          +16.55
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                   SHARES                                                                    PERCENT OF
INDUSTRY                             HELD                       STOCKS                          VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT        3,812,100      +3Com Corporation........................    $   18,679,290       1.4%
INSURANCE                         744,900      ACE Limited..............................        29,118,141       2.2
PAPER & FOREST PRODUCTS           789,500      Boise Cascade Corporation................        27,766,715       2.1
MEDIA                           1,141,400      +Fox Entertainment Group, Inc. (Class
                                                 A).....................................        31,845,060       2.4
PAPER & FOREST PRODUCTS           588,000      Georgia-Pacific Group....................        19,903,800       1.5
AEROSPACE & DEFENSE               544,800      Lockheed Martin Corporation..............        20,184,840       1.5
COMMUNICATIONS EQUIPMENT        2,857,400      Lucent Technologies Inc. ................        17,715,880       1.3
METALS & MINING                   378,500      Massey Energy Company....................         7,479,160       0.6
COMMUNICATIONS EQUIPMENT        1,262,800      Motorola, Inc. ..........................        20,911,968       1.6
OIL & GAS                         190,300      Sunoco, Inc. ............................         6,970,689       0.5
MEDIA                             459,600      Tribune Company..........................        18,388,596       1.4
MEDIA                             782,800      +USA Networks, Inc. .....................        21,910,572       1.7
MEDIA                             580,200      The Walt Disney Company..................        16,761,978       1.3
                                                                                            --------------     -----
                                                                                               257,636,689      19.5
-----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                         449,700      The Allstate Corporation.................        19,782,303       1.5
BANKS                             672,500      Bank One Corporation.....................        24,075,500       1.8
MACHINERY                         332,600      Caterpillar Inc. ........................        16,646,630       1.3
DIVERSIFIED FINANCIALS            426,320      Citigroup Inc. ..........................        22,526,749       1.7
COMPUTERS & PERIPHERALS           960,800      Compaq Computer Corporation..............        14,882,792       1.1
CONTAINERS & PACKAGING          1,012,100      Crown Cork & Seal Company, Inc. .........         3,795,375       0.3
MACHINERY                         456,500      Deere & Company..........................        17,278,525       1.3
AUTO COMPONENTS                 1,156,300      Delphi Automotive Systems Corporation....        18,419,859       1.4
ENERGY EQUIPMENT & SERVICE        643,700      Diamond Offshore Drilling, Inc. .........        21,274,285       1.6
ELECTRIC UTILITIES                309,600      Duke Energy Corporation..................        12,077,496       0.9
CHEMICALS                         583,100      E.I. du Pont de Nemours and Company......        28,128,744       2.1
OIL & GAS                          93,500      EOG Resources, Inc. .....................         3,323,925       0.2
MACHINERY                         163,000      Eaton Corporation........................        11,426,300       0.9
IT CONSULTING & SERVICES          208,500      Electronic Data Systems Corporation......        13,031,250       1.0
MEDIA                             251,100      Gannett Co., Inc. .......................        16,547,490       1.2
AUTOMOBILES                       247,800      General Motors Corporation...............        15,945,930       1.2
ENERGY EQUIPMENT & SERVICE      1,214,800      +Grant Prideco, Inc. ....................        21,246,852       1.6
COMPUTERS & PERIPHERALS           175,900      International Business Machines
                                                 Corporation............................        19,876,700       1.5
SPECIALTY RETAIL                1,104,100      Intimate Brands, Inc. ...................        16,638,787       1.2
DIVERSIFIED FINANCIALS            550,500      J.P. Morgan Chase & Co. .................        24,552,300       1.9
MEDIA                             267,800      Knight Ridder, Inc. .....................        15,880,540       1.2
HOUSEHOLD DURABLES                485,200      Koninklijke (Royal) Philips Electronics
                                                 NV (NY Registered Shares)..............        12,823,836       1.0
BANKS                             480,000      Mellon Financial Corporation.............        22,080,000       1.7
DIVERSIFIED FINANCIALS            268,100      Morgan Stanley Dean Witter & Co. ........        17,220,063       1.3
SEMICONDUCTOR EQUIPMENT &         315,900      +National Semiconductor Corporation......         9,199,008       0.7
  PRODUCTS
HOUSEHOLD PRODUCTS                262,200      The Procter & Gamble Company.............        16,728,360       1.3
SPECIALTY RETAIL                  353,600      RadioShack Corporation...................        10,784,800       0.8
ENERGY EQUIPMENT & SERVICE        764,800      +Rowan Companies, Inc. ..................        16,902,080       1.3
PAPER & FOREST PRODUCTS           676,000      Sappi Limited (ADR)*.....................         6,050,200       0.5
FOOD PRODUCTS                   1,027,200      Sara Lee Corporation.....................        19,455,168       1.5
INDUSTRIAL CONGLOMERATES          299,200      Textron, Inc. ...........................        16,467,968       1.2
IT CONSULTING & SERVICES        1,888,900      +Unisys Corporation......................        27,785,719       2.1
DIVERSIFIED                       956,500      +WorldCom, Inc. .........................        13,850,120       1.0
  TELECOMMUNICATION SERVICES
                                                                                            --------------     -----
                                                                                               546,705,654      41.3
-----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                     1,603,300      AT&T Corp. ..............................        35,272,600       2.7
  TELECOMMUNICATION SERVICES
PHARMACEUTICALS                   324,800      Abbott Laboratories......................        15,593,648       1.2
BANKS                             386,400      Bank of America Corporation..............        23,195,592       1.7
PHARMACEUTICALS                   413,800      Bristol-Myers Squibb Company.............        21,641,740       1.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                    PERCENT OF
INDUSTRY                             HELD                       STOCKS                          VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------
BANKS                             878,200      First Union Corporation..................    $   30,684,308       2.3%
AUTOMOBILES                       578,600      Ford Motor Company.......................        14,204,630       1.1
FOOD PRODUCTS                     433,700      General Mills, Inc. .....................        18,987,386       1.4
PERSONAL PRODUCTS                 832,400      The Gillette Company.....................        24,131,276       1.8
HOTELS, RESTAURANTS &             774,700      McDonald's Corporation...................        20,963,382       1.6
  LEISURE
METALS & MINING                   456,500      Phelps Dodge Corporation.................        18,944,750       1.4
DIVERSIFIED                       373,500      SBC Communications Inc. .................        14,962,410       1.1
  TELECOMMUNICATION SERVICES
ELECTRICAL EQUIPMENT            1,128,100      Thomas & Betts Corporation...............        24,897,167       1.9
OIL & GAS                       1,033,600      Unocal Corporation.......................        35,297,440       2.7
DIVERSIFIED                       316,900      Verizon Communications...................        16,954,150       1.3
  TELECOMMUNICATION SERVICES
                                                                                            --------------     -----
                                                                                               315,730,479      23.8
-----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
-----------------------------------------------------------------------------------------------------------------------
MEDIA                           1,421,000      +AT&T Corp.--Liberty Media Group (Class
                                                 A).....................................        24,853,290       1.9
HEALTH CARE PROVIDERS &           388,700      +Aetna Inc. (New Shares).................        10,055,669       0.7
  SERVICES
ELECTRONIC EQUIPMENT &            430,200      +Agilent Technologies, Inc. .............        13,981,500       1.0
  INSTRUMENTS
SOFTWARE                        1,593,600      +Borland Software Corporation............        24,796,416       1.9
HEALTH CARE EQUIPMENT &           915,300      +Boston Scientific Corporation...........        15,560,100       1.2
  SUPPLIES
HOUSEHOLD PRODUCTS                415,500      The Clorox Company.......................        14,064,675       1.1
MEDIA                             446,400      +Comcast Corporation (Class A)...........        19,329,120       1.5
ELECTRONIC EQUIPMENT &            694,300      +SCI Systems, Inc. ......................        17,704,650       1.3
  INSTRUMENTS
                                                                                            --------------     -----
                                                                                               140,345,420      10.6
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS
                                               (COST--$1,229,905,182)                        1,260,418,242      95.2
-----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $42,604,000      General Motors Acceptance Corp., 4.13%
                                                 due 7/02/2001..........................        42,589,337       3.2
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY           36,000,000      Fannie Mae, 3.78% due 7/09/2001..........        35,962,200       2.7
OBLIGATIONS**
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$78,551,537)                              78,551,537       5.9
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$1,308,456,719)...................     1,338,969,779     101.1
                                               LIABILITIES IN EXCESS OF OTHER ASSETS....       (14,827,232)     (1.1)
                                                                                            --------------     -----
                                               NET ASSETS...............................    $1,324,142,547     100.0%
                                                                                            ==============     =====
-----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$1,308,456,719).....                $1,338,969,779
Receivables:
  Securities sold...........................................  $ 3,526,833
  Dividends.................................................    1,453,419
  Capital shares sold.......................................    1,055,751        6,036,003
                                                              -----------
Prepaid expenses and other assets...........................                        69,447
                                                                            --------------
Total assets................................................                 1,345,075,229
                                                                            --------------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   17,036,816
  Capital shares redeemed...................................    3,274,539
  Investment adviser........................................      608,729
  Distributor...............................................        4,977       20,925,061
                                                              -----------
Accrued expenses and other liabilities......................                         7,621
                                                                            --------------
Total liabilities...........................................                    20,932,682
                                                                            --------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                $1,324,142,547
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                $    9,175,587
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       305,492
Paid-in capital in excess of par............................                 1,236,166,282
Undistributed investment income--net........................                     6,859,192
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                    41,122,934
Unrealized appreciation on investments--net.................                    30,513,060
                                                                            --------------
NET ASSETS..................................................                $1,324,142,547
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $1,281,602,027 and
  91,755,870 shares outstanding.............................                $        13.97
                                                                            ==============
Class B--Based on net assets of $42,540,520 and 3,054,919
  shares outstanding........................................                $        13.93
                                                                            ==============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $27,258 foreign withholding tax)..........               $ 9,108,699
Interest and discount earned................................                 2,014,816
Other.......................................................                     5,143
                                                                           -----------
Total income................................................                11,128,658
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $3,835,477
Accounting services.........................................     207,102
Printing and shareholder reports............................      56,835
Professional fees...........................................      48,251
Custodian fees..............................................      45,277
Distribution fees--Class B..................................      28,907
Directors' fees and expenses................................      21,028
Registration fees...........................................      12,992
Transfer agent fees.........................................       2,156
Pricing services............................................         674
Other.......................................................      10,726
                                                              ----------
Expenses....................................................                 4,269,425
                                                                           -----------
Investment income--net......................................                 6,859,233
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain from investments--net.........................                47,675,118
Change in unrealized appreciation on investments--net.......                (1,894,713)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $52,639,638
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX         FOR THE
                                                                 MONTHS ENDED       YEAR ENDED
                                                                   JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                   2001              2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    6,859,233    $   19,436,402
Realized gain on investments--net...........................        47,675,118       105,505,643
Change in unrealized appreciation on investments--net.......        (1,894,713)       13,383,785
                                                                --------------    --------------
Net increase in net assets resulting from operations........        52,639,638       138,325,830
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................            (2,097)      (18,919,745)
  Class B...................................................               (64)         (517,424)
Realized gain on investments--net:
  Class A...................................................       (29,467,144)     (102,178,171)
  Class B...................................................          (906,579)       (2,793,853)
                                                                --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (30,375,884)     (124,409,193)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................        87,438,767       138,587,478
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       109,702,521       152,504,115
Beginning of period.........................................     1,214,440,026     1,061,935,911
                                                                --------------    --------------
End of period*..............................................    $1,324,142,547    $1,214,440,026
                                                                ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $    6,859,192    $        2,120
                                                                ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              ---------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                     FOR THE SIX
                                                          MONTHS ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                            JUNE 30,     ------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2001          2000          1999         1998        1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $    13.71    $    13.60    $    14.67    $  15.84    $  14.74
                                                           ----------    ----------    ----------    --------    --------
Investment income--net................................            .08+          .24+          .22+        .19+        .19
Realized and unrealized gain on investments and
  foreign currency transactions--net..................            .52          1.41          2.37        1.10        2.52
                                                           ----------    ----------    ----------    --------    --------
Total from investment operations......................            .60          1.65          2.59        1.29        2.71
                                                           ----------    ----------    ----------    --------    --------
Less dividends and distributions:
  Investment income--net..............................             --++        (.24)         (.38)       (.19)       (.09)
  Realized gain on investments--net...................           (.34)        (1.30)        (3.28)      (2.27)      (1.52)
                                                           ----------    ----------    ----------    --------    --------
Total dividends and distributions.....................           (.34)        (1.54)        (3.66)      (2.46)      (1.61)
                                                           ----------    ----------    ----------    --------    --------
Net asset value, end of period........................     $    13.97    $    13.71    $    13.60    $  14.67    $  15.84
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................          4.38%+++     12.65%        21.12%       9.44%      20.62%
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................           .66%*         .65%          .66%        .66%        .65%
                                                           ==========    ==========    ==========    ========    ========
Investment income--net................................          1.08%*        1.75%         1.59%       1.26%       1.36%
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $1,281,602    $1,179,853    $1,042,885    $754,519    $671,325
                                                           ==========    ==========    ==========    ========    ========
Portfolio turnover....................................         34.94%        67.31%        86.46%     113.44%      95.52%
                                                           ==========    ==========    ==========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.
+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                  CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS               ----------------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION                                               FOR THE
PROVIDED IN THE FINANCIAL STATEMENTS.                 FOR THE SIX               YEAR ENDED              FOR THE PERIOD
                                                      MONTHS ENDED             DECEMBER 31,             NOV. 3, 1997+
                                                        JUNE 30,     --------------------------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                   2001         2000        1999        1998          1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  13.68     $  13.58    $  14.65    $  15.84      $ 15.89
                                                        --------     --------    --------    --------      -------
Investment income--net..............................         .06+++       .22+++      .21+++      .16+++       .01
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............         .53         1.40        2.36        1.10         (.06)
                                                        --------     --------    --------    --------      -------
Total from investment operations....................         .59         1.62        2.57        1.26         (.05)
                                                        --------     --------    --------    --------      -------
Less dividends and distributions:
  Investment income--net............................          --++++     (.22)       (.36)       (.18)          --
  Realized gain on investments--net.................        (.34)       (1.30)      (3.28)      (2.27)          --
                                                        --------     --------    --------    --------      -------
Total dividends and distributions...................        (.34)       (1.52)      (3.64)      (2.45)          --
                                                        --------     --------    --------    --------      -------
Net asset value, end of period......................    $  13.93     $  13.68    $  13.58    $  14.65      $ 15.84
                                                        ========     ========    ========    ========      =======
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       4.24%++     12.46%      20.97%       9.28%        (.31%)++
                                                        ========     ========    ========    ========      =======
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .81%*        .80%        .81%        .82%         .82%*
                                                        ========     ========    ========    ========      =======
Investment income--net..............................        .93%*       1.60%       1.49%       1.12%        1.27%*
                                                        ========     ========    ========    ========      =======
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $ 42,541     $ 34,587    $ 19,051    $  3,385      $   348
                                                        ========     ========    ========    ========      =======
Portfolio turnover..................................      34.94%       67.31%      86.46%     113.44%       95.52%
                                                        ========     ========    ========    ========      =======
----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. +Commencement of operations.
++Aggregate total investment return.
+++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

--------------------------------------------------------------------------------

  (g) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $248,497 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $34,821 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $580,309,080 and $422,609,199, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................   $47,679,552     $30,513,060
Short-term investments................        (4,434)             --
                                         -----------     -----------
Total.................................   $47,675,118     $30,513,060
                                         ===========     ===========
--------------------------------------------------------------------

  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $30,513,060, of which $133,604,426 related to appreciated securities and $103,091,366 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $1,308,456,719.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $87,438,767 and $138,587,478 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2001                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    6,287,551    $ 87,584,992
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    2,132,362      29,469,241
                                         ----------    ------------
Total issued..........................    8,419,913     117,054,233
Shares redeemed.......................   (2,696,982)    (36,969,117)
                                         ----------    ------------
Net increase..........................    5,722,931    $ 80,085,116
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,523,662    $101,622,185
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   9,058,442     121,097,924
                                       ----------    ------------
Total issued.........................  16,582,104     222,720,109
Shares redeemed......................  (7,216,895)    (99,416,565)
                                       ----------    ------------
Net increase.........................   9,365,209    $123,303,544
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Six Months Ended                 Dollar
June 30, 2001                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   581,628    $ 8,092,980
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    65,746        906,643
                                          --------    -----------
Total issued............................   647,374      8,999,623
Shares redeemed.........................  (120,055)    (1,645,972)
                                          --------    -----------
Net increase............................   527,319    $ 7,353,651
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2000                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,074,956    $14,697,558
Shares issued to shareholders In
 reinvestment of dividends and
 distributions.........................    246,531      3,311,277
                                         ---------    -----------
Total issued...........................  1,321,487     18,008,835
Shares redeemed........................   (196,750)    (2,724,901)
                                         ---------    -----------
Net increase...........................  1,124,737    $15,283,934
                                         =========    ===========
-----------------------------------------------------------------

5. LOANED SECURITIES:

At June 30, 2001, the Fund held collateral having an aggregate value of approximately $206,000 for portfolio securities loaned having a market value of approximately $183,000.

6. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS INC.--CORE BOND FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the first quarter of 2001, Prime Bond Fund was renamed the Core Bond Focus Fund. The renaming process represented the final step in the transformation of the Fund from what was previously an investment-grade corporate bond fund, to one that now has the capacity to utilize the entire spectrum of the investment-grade market. By removing the corporate focus of the Fund and replacing it with broad investment-grade latitude, we believe that several qualities could be realized. First, the Fund would be brought closer in line to the investment guidelines afforded other funds within the Lipper Investment Grade peer groups, thereby eliminating a competitive disadvantage of a corporate-only fund. Second, through a diversified, actively managed approach, we believe that fund performance will be the beneficiary of greater consistency and lower volatility of returns. Finally, the broader investment latitude will allow involvement in the other major sectors of the investment-grade market. These sectors were much less significant in size and scope when the Prime Bond Fund was initiated. During the past 10 years, the mortgage-backed and asset-backed markets have experienced explosive growth and currently represent important investment avenues for fixed-income investment managers.

INVESTMENT ENVIRONMENT

  During the six months ended June 30, 2001, the fixed-income markets were greatly influenced by the direction of Federal Reserve Board monetary policy, the strength/weakness of the US economy, stock market conditions, corporate profitability and the expected direction of interest rates. As we entered the period, the pace of economic expansion had clearly slowed from the torrent pace exhibited during most of the prior two years. Notwithstanding the concrete evidence that the higher interest rates were having on the economy, labor shortages and strong consumer demand for goods and services remained a concern for the Federal Reserve Board through the later half of 2000, which gave them adequate reason not to alter prevailing monetary policy. However, as 2001 approached, investor sentiment remained fairly upbeat despite the inaction from the Federal Reserve Board, as many viewed this as the precursor for lower interest rates. Accordingly, the positive outlook prompted a rally in interest rates across the entire yield curve, while spread product benefited from the belief that the economy would not enter a recessionary period.

  As we entered 2001, economic conditions continued to deteriorate, particularly within the manufacturing and technology sectors. Clearly, the possibility of something worse than a soft landing gave investors reason to believe that the Federal Reserve Board would soon move to ease monetary policy. In early January, the Federal Reserve Board surprised investors by lowering the Federal Funds rate by 50 basis points (0.50%) prior to their late January Federal Open Market Committee (FOMC) meeting. As investors predicted, the Federal Reserve Board cited concern relative to the slowdown of the economy. This was quickly followed by another 50 basis point reduction in interest rates at their regularly scheduled meeting in late January. Since the initial interest rate change, the Federal Reserve Board lowered short-term interest rates five more times for a total of 275 basis points. To put this into better perspective, the Federal Funds rate, which is a non-interest bearing deposit held by member banks at the Federal Reserve, was 6.5% at January 2001, and as of June 30, 2001 was 3.75%. In reaction to the aggressive shift in monetary policy, the Treasury yield curve began to steepen dramatically as investors priced in forward expectations for further easing from the Federal Reserve Board. The inversion in the front end of the yield curve quickly took on a more normal upward sloping shape, while the back end of the yield curve, despite the impact of the Treasury buyback program, steepened.

  As of June 30, 2001, we believe that the economy, which has shown some signs of bottoming, will begin to improve by the fourth quarter of 2001. However, current conditions warrant, at a minimum, another 25 basis point reduction in the Federal Funds rate, which we expect to occur at the mid-August FOMC meeting. Clearly, we expect the Federal Reserve Board to maintain an accommodative monetary policy, until such time the lower interest rates stimulate both consumer spending and capital investment by business.

PORTFOLIO MATTERS

  As we entered 2001, and in line with the new prospectus guidelines, corporate holdings were reduced with proceeds invested in Government and mortgage-backed securities markets. Specifically, we reduced corporate holdings to 40% of total assets, while Treasury and mortgage holdings were raised to 25% and 15%, respectively. Relative to the Lehman Brothers Aggregate Bond Index, this represented an overweight in corporates, a neutral position in

--------------------------------------------------------------------------------

Treasury and agency securities, and an underweight in mortgages. It was our belief that the accommodative monetary policy of the Federal Reserve Board would benefit both the Treasury and corporate sectors, while mortgages would come under pressure as refinancing activity accelerated. By mid-period, and given our belief that prepayment speeds had peaked and volatilities would slow, we sold Treasury securities and used the proceeds to purchase higher-coupon collateral. At that point, we brought the Fund's mortgage-backed securities allocation up to a market neutral-weighted position.

  We expect to keep a 15% overweight in the corporate sector, given favorable technical factors and attractive relative spreads. Industry overweights will continue to be real estate investment trusts, energy, electric and gas utilities (excluding California), domestic banks and cable/media companies. Sub-sectors we are selectively adding to included cyclicals such as chemicals and paper products, telecoms, metals/mining and retailers. With respect to corporate allocations, and despite improvement in the lower-rated, more speculative investment-grade names, we will continue to emphasize liquidity as an important component of the investment decision. In this case, we are willing to forgo incremental yield in exchange for enhanced liquidity. In early May, we began the process of rebalancing industry sub-sector exposure to better reflect the composition of the corporate component of the Lehman Brothers Aggregate Bond Index. In this way, the major issuers within each sub-sector would be identified, relative value/credit fundamentals assessed and overweighted/underweighted positions determined in a consistent manner.

IN CONCLUSION

  Going forward, we will look to emphasize spread product, as we believe Treasury securities will be relatively range bound. While corporate spreads have narrowed dramatically this year, we believe that additional spread compression is possible as the economy avoids a recession and corporate profitability begins to marginally improve by the fourth quarter of 2001. Additionally, given our outlook as it relates to the shape of the yield curve and the implied impact on mortgage refinancing activity, we believe that the yield advantage mortgage-backed securities offer is likewise compelling and therefore will be an important component of our investment strategy.

  We appreciate your investment in Core Bond Focus Fund of Merrill Lynch Variable Series Funds Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/01                                        +10.97%
----------------------------------------------------------------------
Five Years Ended 6/30/01                                       + 6.32
----------------------------------------------------------------------
Ten Years Ended 6/30/01                                        + 7.32
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF JUNE 30, 2001                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +2.92%         +10.97%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
INDUSTRY                   RATINGS   RATINGS        AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 4,000,000      Advanta Mortgage Loan Trust, 7.75% due
SECURITIES+--7.1%                                                 10/25/2026..................................  $  4,149,474
                            AAA       Aaa       11,000,000      Banc of America Commercial Mortgage Inc.,
                                                                  7.197% due 5/15/2010........................    11,374,163
                            A         A3         6,000,000      First Dominion Funding I, 7.584% due
                                                                  7/10/2013(a)(b).............................     5,764,687
                            NR*       Aaa        5,000,000      First Union-Chase Commercial Mortgage, Series
                                                                  1999-C2, Class A2, 6.645% due 4/15/2009.....     5,034,420
                            AAA       Aaa        4,659,174      Freddie Mac, Series 2140, Class KE, 6.30% due
                                                                  5/15/2026...................................     4,695,189
                            AAA       NR*        5,000,000      Nationslink Funding Corporation, Series
                                                                  1999-2, Class A3, 7.181% due 12/20/2006.....     5,191,775
                                                                                                                ------------
                                                                                                                  36,209,708
----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE &                BBB       Baa2         500,000      Delphi Auto Systems Corporation, 6.55% due
EQUIPMENT--0.1%                                                   6/15/2006...................................       499,090
----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--2.9%       A+        Aa2        5,000,000      Bank of America Corporation, 6.625% due
                                                                  6/15/2004...................................     5,158,300
                            A         A1         4,000,000      The Bank of New York Company, Inc., 7.625% due
                                                                  7/15/2002...................................     4,128,120
                            A         A1         3,500,000      Firstar Bank NA, 7.125% due 12/01/2009........     3,605,665
                            A+        Aa2        2,000,000      Wells Fargo Company, 5.90% due 5/21/2006......     1,996,242
                                                                                                                ------------
                                                                                                                  14,888,327
----------------------------------------------------------------------------------------------------------------------------
CANADIAN                    A         A2         2,000,000      Nortel Networks Limited, 6.125% due
CORPORATES**--0.6%                                                2/15/2006(4)................................     1,712,640
                            BBB+      Baa2       1,350,000      Potash Corporation of Saskatchewan, 7.75% due
                                                                  5/31/2011(3)................................     1,383,602
                                                                                                                ------------
                                                                                                                   3,096,242
----------------------------------------------------------------------------------------------------------------------------
FINANCE--4.4%               A+        A2         2,000,000      AXA Financial Inc., 7.75% due 8/01/2010.......     2,127,060
                            CCC+      Caa1       2,500,000      Comdisco Inc., 6% due 1/30/2002...............     1,887,500
                            AA-       Aa3        4,350,000      Commercial Credit Co., 10% due 5/15/2009......     5,233,007
                                                                Ford Motor Credit Company:
                            A         A2         2,400,000        7.50% due 6/15/2003.........................     2,497,944
                            A         A2         3,600,000        6.875% due 2/01/2006........................     3,669,768
                            A         A2           300,000        7.20% due 6/15/2007.........................       306,618
                            A         A2           600,000        7.375% due 2/01/2011........................       607,878
                                                                General Motors Acceptance Corporation:
                            A         A2         2,000,000        6.85% due 6/17/2004.........................     2,060,620
                            A         A2         1,800,000        7.75% due 1/19/2010.........................     1,893,348
                            A         A2         1,500,000      Household Finance Corp., 7.875% due
                                                                  3/01/2007...................................     1,606,860
                            A+        A1           420,000      Texaco Capital Inc., 8.625% due 6/30/2010.....       485,318
                                                                                                                ------------
                                                                                                                  22,375,921
----------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--6.1%        A         A2         1,200,000      Bear Stearns Companies, Inc., 7.625% due
                                                                  2/01/2005...................................     1,260,108
                            A+        A2         3,000,000      CIT Group Holdings Inc., 7.50% due
                                                                  11/14/2003..................................     3,129,780
                            A         A3         2,000,000      Countrywide Home Loan, 5.25% due 6/15/2004....     1,982,020
                                                                EOP Operating LP:
                            BBB+      Baa1       2,850,000        7.375% due 11/15/2003.......................     2,955,507
                            BBB+      Baa1         500,000        7.75% due 11/15/2007........................       524,480
                                                                Goldman Sachs Group, Inc.:
                            A+        A1         1,300,000        7.625% due 8/17/2005........................     1,376,167
                            A+        A1           500,000        6.875% due 1/15/2011........................       498,335
                            A         A2         2,500,000      Hartford Life Inc., 7.375% due 3/01/2031......     2,516,800

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
INDUSTRY                   RATINGS   RATINGS        AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER                                                  Lehman Brothers Holdings, Inc.:
(CONCLUDED)                 A         A2       $ 1,200,000        6.625% due 4/01/2004........................  $  1,235,976
                            A         A2           700,000        7% due 2/01/2008............................       711,977
                            A         A2         1,500,000        7.875% due 8/15/2010........................     1,587,810
                            AA-       Aa3        1,700,000      Morgan Stanley, Dean Witter, Discover & Co.,
                                                                  7.125% due 1/15/2003........................     1,755,641
                            AA-       Aa3          900,000      Morgan Stanley Group, 6.875% due 3/01/2007....       924,426
                            BBB+      Baa1       3,000,000      Prologis Trust, 7% due 10/01/2003.............     3,078,240
                            A         Aa3        1,600,000      Salomon Smith Barney Holdings, Inc., 6.625%
                                                                  due 11/15/2003..............................     1,646,400
                            BBB       Baa1       4,000,000      Simon Debartolo, 6.75% due 6/15/2005..........     3,980,040
                            A+        A1         1,600,000      Verizon Global Funding Corporation, 6.75% due
                                                                  12/01/2005..................................     1,641,928
                                                                                                                ------------
                                                                                                                  30,805,635
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        A+        A1         3,500,000      Hershey Foods Co., 8.80% due 2/15/2021........     4,097,065
GOODS--0.8%
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--2.7%                                        Anadarko Finance Company:
                            BBB+      Baa1         690,000        6.75% due 5/01/2011(b)......................       688,129
                            BBB+      Baa1         290,000        7.50% due 5/01/2031(c)......................       294,099
                            A-        A3           275,000      Apache Corporation, 7.625% due 7/01/2019......       287,020
                            BBB       Baa2       1,100,000      The Coastal Corporation, 6.50% due 6/01/2008..     1,052,073
                            A-        A3           700,000      Conoco Inc., 5.90% due 4/15/2004..............       705,229
                            BBB       Baa2         475,000      Duke Energy Field Services, 8.125% due
                                                                  8/16/2030...................................       497,220
                            BBB       Baa2         670,000      El Paso Energy Corporation, 8.05% due
                                                                  10/15/2030..................................       670,020
                            BBB+      Baa1         780,000      Enron Corp., 6.40% due 7/15/2006..............       777,215
                            BBB       Baa2       2,000,000      NiSource Finance Corporation, 7.875% due
                                                                  11/15/2010..................................     2,118,918
                            BBB       Baa2       1,000,000      Phillips Petroleum, 8.50% due 5/25/2005.......     1,083,850
                            A-        Baa3         485,000      R & B Falcon Corporation, 6.50% due
                                                                  4/15/2003...................................       494,322
                            BBB       Baa2         450,000      Tosco Corp., 8.125% due 2/15/2030.............       488,493
                            BBB-      Baa2         800,000      Williams Companies, Inc., 7.625% due
                                                                  7/15/2019...................................       770,264
                            BBB+      A3         4,000,000      Xcel Energy, Inc., 7% due 12/01/2010..........     4,008,080
                                                                                                                ------------
                                                                                                                  13,934,932
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AA-       A2         2,500,000      Boeing Capital Corporation, 7.10% due
MANUFACTURING--2.8%                                               9/27/2005...................................     2,620,475
                            A-        A3         1,100,000      Daimler-Chrysler NA Holdings, 6.40% due
                                                                  5/15/2006...................................     1,091,255
                            A         A2         2,600,000      Ford Motor Company, 7.45% due 7/16/2031.......     2,498,418
                            A         A2         1,500,000      Honeywell International, 7.50% due
                                                                  3/01/2010...................................     1,603,140
                            BBB-      Baa3         500,000      Northrop-Grumman Corporation, 7.875% due
                                                                  3/01/2026...................................       504,215
                            BBB-      Baa3       4,000,000      Raytheon Company, 6.75% due 3/15/2018.........     3,554,200
                            BBB+      Baa1       2,000,000      Sun Microsystems Inc., 7.50% due 8/15/2006....     2,072,880
                                                                                                                ------------
                                                                                                                  13,944,583
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    AOL Time Warner Inc.:
SERVICES--2.9%              BBB+      Baa1       1,500,000        6.75% due 4/15/2011.........................     1,472,070
                            BBB+      Baa1       1,500,000        7.625% due 4/15/2031........................     1,499,625
                            BBB       Baa2       1,500,000      Comcast Cable Communications, 6.20% due
                                                                  11/15/2008..................................     1,447,350
                            BBB-      Baa3       1,500,000      Kroger Company, 7.50% due 4/01/2031...........     1,462,425
                            BBB-      Baa3       4,500,000      News America Inc., 7.25% due 5/18/2018........     4,155,390

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
INDUSTRY                   RATINGS   RATINGS        AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES        A         A3       $ 1,977,000      Tele-Communications Inc., 8.25% due
(CONCLUDED)                                                       1/15/2003...................................  $  2,053,549
                            BBB       Ba1        1,000,000      USA Waste Services Inc., 6.50% due
                                                                  12/15/2002..................................     1,008,050
                            A-        A3         1,500,000      Viacom Inc., 7.875% due 7/30/2030.............     1,571,910
                                                                                                                ------------
                                                                                                                  14,670,369
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB       Baa1       1,750,000      Norfolk Southern Corporation, 7.70% due
TRANSPORTATION--1.4%                                              5/15/2017...................................     1,780,957
                                                                Southwest Airlines Co.:
                            A         A3         4,000,000        8% due 3/01/2005............................     4,244,760
                            A         A3         1,000,000        7.875% due 9/01/2007........................     1,064,190
                                                                                                                ------------
                                                                                                                   7,089,907
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 A         A2         2,000,000      AT&T Corp., 6% due 3/15/2009..................     1,859,940
COMMUNICATIONS--4.5%        AA-       Aa3        1,500,000      Ameritech Capital Funding, 6.45% due
                                                                  1/15/2018...................................     1,396,620
                            AA-       Aa3        1,000,000      BellSouth Capital Funding, 7.75% due
                                                                  2/15/2010...................................     1,079,060
                            A-        Baa1       1,300,000      British Telecom PLC, 8.125% due 12/15/2010....     1,371,500
                            BB        Ba2        7,725,000      Frontier Corp., 6% due 10/15/2013(a)..........     6,373,125
                            A+        A2         1,000,000      GTE Corporation, 6.84% due 4/15/2018..........       954,090
                            BBB+      Baa1       2,800,000      Qwest Capital Funding, 7.90% due 8/15/2010....     2,892,683
                            AA-       Aa3          800,000      SBC Communications Inc., 6.25% due
                                                                  3/15/2011...................................       777,368
                                                                Sprint Capital Corporation:
                            BBB+      Baa1       1,500,000        5.70% due 11/15/2003........................     1,496,550
                            BBB+      Baa1         600,000        7.125% due 1/30/2006........................       604,122
                                                                WorldCom, Inc.:
                            BBB+      A3         1,900,000        8% due 5/15/2006............................     1,976,646
                            BBB+      A3           400,000        7.50% due 5/15/2011.........................       389,328
                            BBB+      A3         1,900,000        8.25% due 5/15/2031.........................     1,856,414
                                                                                                                ------------
                                                                                                                  23,027,446
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--1.9%   BBB+      Baa1       1,500,000      American Electric Power, 6.125% due
                                                                  5/15/2006...................................     1,477,005
                                                                Dominion Resources Inc.:
                            BBB+      Baa1         370,000        7.625% due 7/15/2005........................       386,591
                            BBB+      Baa1       2,000,000        8.125% due 6/15/2010........................     2,151,840
                            A         A1         3,000,000      Mississippi Power, 6.05% due 5/01/2003........     3,038,010
                            BBB       Baa2         185,000      Sonat Inc., 7.625% due 7/15/2011..............       185,326
                            A         A1         2,000,000      South Carolina Electric & Gas, 7.50% due
                                                                  6/15/2005...................................     2,111,560
                                                                                                                ------------
                                                                                                                   9,350,332
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS--0.1%        BBB+      A2           370,000      Consolidated Natural Gas Company, 6.625% due
                                                                  12/01/2008..................................       365,001
----------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--1.2%   BBB       Baa2       1,500,000      Canadian National Railway Co., 6.90% due
                                                                  7/15/2028(3)................................     1,393,425
                            A-        A3           600,000      Deutsche Telekom International Finance, 7.75%
                                                                  due 6/15/2005(4)............................       626,856
                            A-        A3           500,000      France Telecom, 8.50% due 3/01/2031(4)(b).....       524,293
                            A         A2           600,000      Norsk Hydro A/S, 6.36% due 1/15/2009(3).......       587,268
                            BB+       Baa3       1,000,000      Pemex Project Funding Master Trust, 9.125% due
                                                                  10/13/2010(1)(b)............................     1,058,750
                            A+        A2           700,000      Telefonica Europe BV, 7.35% due
                                                                  9/15/2005(4)................................       726,761
                            A         A2           900,000      Vodafone Group PLC, 7.75% due 2/15/2010(4)....       944,244
                                                                                                                ------------
                                                                                                                   5,861,597
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
INDUSTRY                   RATINGS   RATINGS        AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS**--1.0%   BBB       Baa2     $ 3,000,000      Korea Development Bank, 7.125% due
                                                                  4/22/2004(1)................................  $  3,086,880
                            BB+       Baa3       2,000,000      United Mexican States, 9.875% due
                                                                  2/01/2010(2)................................     2,188,000
                                                                                                                ------------
                                                                                                                   5,274,880
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE BONDS & NOTES
                                                                (COST--$205,576,374)--40.5%                      205,491,035
----------------------------------------------------------------------------------------------------------------------------
                                                                      US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                                          Fannie Mae:
OBLIGATIONS--56.9%          AAA       Aaa        8,000,000        6.50%(d)....................................     7,872,480
                            AAA       Aaa        3,000,000        6.50%(d)....................................     3,007,500
                            AAA       Aaa       11,000,000        7%(d).......................................    11,048,070
                            AAA       Aaa       12,000,000        7.50%(d)....................................    12,243,720
                            AAA       Aaa        5,500,000        6% due 6/01/2016............................     5,419,440
                            AAA       Aaa        2,000,000        6% due 7/01/2016............................     1,970,706
                            AAA       Aaa        5,462,826        7% due 11/18/2027...........................     5,641,460
                            AAA       Aaa        5,000,000        7.125% due 1/15/2030........................     5,329,650
                            AAA       Aaa        2,000,000        8% due 9/01/2030............................     2,067,902
                            AAA       Aaa        7,000,000        8% due 10/01/2030...........................     7,237,655
                            AAA       Aaa       13,792,875        6.50% due 3/01/2031.........................    13,580,977
                            AAA       Aaa        5,385,961        7% due 3/01/2031............................     5,413,216
                            AAA       Aaa       15,858,886        7% due 5/01/2031............................    15,939,140
                            AAA       Aaa       32,802,056        6.50% due 6/01/2031.........................    32,298,121
                            AAA       Aaa        2,842,971        7% due 6/01/2031............................     2,857,358
                            AAA       Aaa       13,000,001        7.50% due 6/01/2031.........................    13,264,588
                            AAA       Aaa        6,500,000      Federal Home Loan Bank, 5.125% due
                                                                  9/15/2003...................................     6,557,915
                                                                Freddie Mac:
                            AAA       Aaa        7,000,000        7.375% due 5/15/2003........................     7,346,710
                            AAA       Aaa       10,000,000        5.25% due 1/15/2006.........................     9,894,920
                            AAA       Aaa       10,000,000        6.875% due 9/15/2010........................    10,495,300
                                                                US Treasury Bonds & Notes:
                            AAA       Aaa       17,500,000        4.75% due 1/31/2003.........................    17,647,700
                            AAA       Aaa        2,500,000        5.50% due 3/31/2003.........................     2,552,725
                            AAA       Aaa        1,000,000        4% due 4/30/2003............................       995,940
                            AAA       Aaa       10,000,000        4.25% due 5/31/2003.........................     9,996,900
                            AAA       Aaa        5,000,000        7.25% due 5/15/2004.........................     5,350,800
                            AAA       Aaa       10,000,000        7.50% due 2/15/2005.........................    10,882,800
                            AAA       Aaa          300,000        5.75% due 11/15/2005........................       307,263
                            AAA       Aaa        3,825,000        4.625% due 5/15/2006........................     3,772,406
                            AAA       Aaa        5,000,000        7% due 7/15/2006............................     5,423,450
                            AAA       Aaa        6,000,000        5.625% due 5/15/2008........................     6,122,340
                            AAA       Aaa        3,500,000        6% due 8/15/2009............................     3,672,795
                            AAA       Aaa        3,175,000        5.75% due 8/15/2010.........................     3,248,501
                            AAA       Aaa       16,170,000        5% due 2/15/2011............................    15,687,325
                            AAA       Aaa        6,000,000        8.875% due 8/15/2017........................     7,875,960
                            AAA       Aaa        2,000,000        8.125% due 8/15/2019........................     2,490,300
                            AAA       Aaa        6,000,000        7.25% due 8/15/2022.........................     6,958,140
                            AAA       Aaa        2,000,000        6.625% due 2/15/2027........................     2,187,820
                            AAA       Aaa        3,865,000        6.25% due 5/15/2030.........................     4,093,847
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                                                (COST--$290,568,639)--56.9%                      288,753,840
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT                          ISSUE                          VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                            SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--4.7%                      $ 8,706,000      General Motors Acceptance Corp., 4.13% due
                                                                  7/02/2001...................................  $  8,703,004
                                                15,000,000      Verizon Global Funding, 3.88% due 7/02/2001...    14,995,150
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$23,698,154)--4.7%                         23,698,154
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$519,843,167)--102.1%..................   517,943,029
                                                                LIABILITIES IN EXCESS OF OTHER
                                                                ASSETS--(2.1%)................................   (10,692,537)
                                                                                                                ------------
                                                                NET ASSETS--100.0%............................  $507,250,492
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

  * Not Rated.
 ** Corresponding industry groups for foreign securities:
(1) Financial Institution.
(2) Government Entity.
(3) Industrial.
(4) Telecommunications.
*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
   + Subject to principal paydowns.
(a) Floating rate note.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $294,000, representing 0.1% of net assets.

--------------------------------------------------------------------------------------------
ISSUE                                                           ACQUISITION DATE       VALUE
--------------------------------------------------------------------------------------------
Anadarko Finance Company, 7.50% due 5/01/2031...............           6/11/2001    $294,099
--------------------------------------------------------------------------------------------
TOTAL                                                                               $294,099
                                                                                    ========
--------------------------------------------------------------------------------------------

(d) Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$519,843,167).......                 $517,943,029
Cash........................................................                          883
Receivables:
  Interest..................................................  $ 6,588,939
  Capital shares sold.......................................       79,785
  Loaned securities.........................................        1,497       6,670,221
                                                              -----------
Prepaid expenses............................................                       32,217
                                                                             ------------
Total assets................................................                  524,646,350
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   17,159,021
  Investment adviser........................................      169,311
  Capital shares redeemed...................................       47,604      17,375,936
                                                              -----------
Accrued expenses............................................                       19,922
                                                                             ------------
Total liabilities...........................................                   17,395,858
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $507,250,492
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 600,000,000
shares authorized+..........................................                 $  4,420,265
Paid-in capital in excess of par............................                  536,438,483
Undistributed investment income--net........................                    2,234,803
Accumulated realized capital losses on investments--net.....                  (33,942,921)
Unrealized depreciation on investments--net.................                   (1,900,138)
                                                                             ------------
NET ASSETS..................................................                 $507,250,492
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $507,250,492 and 44,202,651
shares outstanding..........................................                 $      11.48
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $15,808,640
Other.......................................................                    257,067
                                                                            -----------
Total income................................................                 16,065,707
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,099,129
Accounting services.........................................      85,959
Custodian fees..............................................      26,723
Printing and shareholder reports............................      25,448
Professional fees...........................................      23,038
Directors' fees and expenses................................       9,523
Pricing services............................................       4,722
Transfer agent fees.........................................       2,310
Registration fees...........................................          52
Other.......................................................       5,401
                                                              ----------
Total expenses..............................................                  1,282,305
                                                                            -----------
Investment income--net......................................                 14,783,402
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                  5,819,393
Change in unrealized appreciation/depreciation on
investments--net............................................                 (6,140,424)
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $14,462,371
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001            2000
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $14,783,402     $ 36,297,784
Realized gain (loss) on investments--net....................    5,819,393      (15,285,224)
Change in unrealized appreciation/depreciation on
investments--net............................................   (6,140,424)      28,509,238
                                                              ------------    ------------
Net increase in net assets resulting from operations........   14,462,371       49,521,798
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
income--net.................................................  (15,194,931)     (33,651,484)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
share transactions..........................................      735,223      (52,199,991)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................        2,663      (36,329,677)
Beginning of period.........................................  507,247,829      543,577,506
                                                              ------------    ------------
End of period*..............................................  $507,250,492    $507,247,829
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 2,234,803     $  2,646,332
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                                                        CLASS A
                                                         -----------------------------------------------------------
                                                         FOR THE SIX
                                                         MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2001         2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  11.49     $  11.14    $  12.25    $  12.11    $  11.91
                                                           --------     --------    --------    --------    --------
Investment income--net.................................         .33          .78         .77         .77         .78
Realized and unrealized gain (loss) on
  investments--net.....................................          --+         .29       (1.05)        .15         .20
                                                           --------     --------    --------    --------    --------
Total from investment operations.......................         .33         1.07        (.28)        .92         .98
                                                           --------     --------    --------    --------    --------
Less dividends from investment income--net.............        (.34)        (.72)       (.83)       (.78)       (.78)
                                                           --------     --------    --------    --------    --------
Net asset value, end of period.........................    $  11.48     $  11.49    $  11.14    $  12.25    $  12.11
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................       2.92%++     10.01%      (2.35%)      7.85%       8.64%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .50%*        .49%        .47%        .48%        .47%
                                                           ========     ========    ========    ========    ========
Investment income--net.................................       5.79%*       6.96%       6.53%       6.35%       6.62%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $507,250     $507,248    $543,578    $594,301    $527,770
                                                           ========     ========    ========    ========    ========
Portfolio turnover.....................................     191.10%      120.99%      97.14%     103.24%      89.22%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.01 per share.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Core Bond Focus Fund (the "Fund") (formerly Prime Bond Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

  (f) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

--------------------------------------------------------------------------------

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended June 30, 2001, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $930,042,000.
  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, the Fund paid Merrill Lynch Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $3,996 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $12,560 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $957,853,842 and $940,817,311, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)     Losses
--------------------------------------------------------------------
Long-term investments.................    $5,819,754     $(1,900,138)

Short-term investments................          (361)             --
                                          ----------     -----------

Total.................................    $5,819,393     $(1,900,138)
                                          ==========     ===========
--------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $1,900,138, of which $4,689,747 related to appreciated securities and $6,589,885 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $519,843,167.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2001                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      693,991    $  8,029,972

Shares issued to shareholders In
 reinvestment of dividends............    1,315,569      15,194,931
                                         ----------    ------------

Total issued..........................    2,009,560      23,224,903

Shares redeemed.......................   (1,949,100)    (22,489,680)
                                         ----------    ------------

Net increase..........................       60,460    $    735,223
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2000                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   2,106,933    $  23,252,366

Shares issued to shareholders In
 reinvestment of dividends..........   3,041,144       33,651,484
                                      ----------    -------------

Total issued........................   5,148,077       56,903,850

Shares redeemed.....................  (9,810,786)    (109,103,841)
                                      ----------    -------------

Net decrease........................  (4,662,709)   $ (52,199,991)
                                      ==========    =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund

--------------------------------------------------------------------------------

shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. SECURITY LOANS:

At June 30, 2001, the Fund held collateral having an aggregate value of approximately $27,918,000 for portfolio securities loaned having a market value of approximately $26,957,000.

7. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $38,247,000, of which $7,112,000 expires in 2002, $855,000 expires in 2003, $681,000 expires in 2005, $12,373,000 expires in 2007 and $17,226,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8. SUBSEQUENT EVENT:

On July 2, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.052355 per Class A Share payable on July 2, 2001 to shareholders of record as of July 2, 2001.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2001, Developing Capital Markets Focus Fund's Class A and Class B Shares had total returns of +3.10% and +3.10%, respectively. This compared favorably relative to the -1.78% return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index for the same period. The Fund's returns during this period surpassed that of its benchmark because of our stock selection in China and India, and large relative weighting in Russia.

INVESTMENT OVERVIEW

  It appears currently that the recovery in the global economy may occur later than had been previously forecasted. The period of uncertainty in the world's equity markets has therefore been extended, notwithstanding the monetary easing by the US Federal Reserve Board. Investors continue to be averse to risk and this aversion has been reinforced by chronic market crises in Turkey and Argentina. The Fund's investments in these two markets are negligible, but other emerging markets are also affected by negative investor sentiment and the outflow of capital. Furthermore, the delayed recovery in the major economies threatens Asian companies that rely on IT-related investments. These include semiconductor companies, software developers, foundries and hardware distributors. In this environment, we have sought to enhance the Fund's performance by focusing on stocks with valuation support and by maintaining the broad diversification of our portfolio.

  During the past six months, we increased our investments in China/Hong Kong, Russia and South Africa. Our two largest holdings in the Chinese market are China Mobile (Hong Kong) Limited and China Unicom Limited, the duopoly that provides wireless services. China has the only telecommunications market in the world that is seeing strong growth momentum in subscribers and earnings. In terms of number of subscribers added, both companies have seen growth accelerate over the previous year in the six months ended June 30, 2001, which had exhibited record growth in 2000. Also unique is that these two companies are benefiting from the overinvestment problems of the global telecommunications industry. As the leading equipment buyers in a world of desperate equipment suppliers, both companies have been obtaining extremely favorable terms for their purchases over the past year. This enables them to lower prices without sacrificing margins. Furthermore, as usage fees and cellular handset prices come down, affordability of their services in China will improve.

  When we added a position in Gazprom, the Russian gas monopoly and the world's largest gas company, its valuations were close to half that of the Russian oil companies and an even smaller fraction of the major international oil companies. It was a stock associated with nearly all the risks that the Russian market was known for, including poor corporate governance, mismanagement of assets, a shareholding structure that disfavors foreign investors, a politicized product pricing regime and non-payment problems. Since then, largely as a result of ongoing management changes, these problems are finally starting to be addressed and the stock has rallied. We have taken some profits in the stock, but continue to hold a position. Not only is it still inexpensive, it is currently associated with many of the things that are changing for the better in Russia, including professionalism in management, transparency in reporting, market-determined pricing, improving cash payments and responsibility to shareholders.

  In South Africa, we expect the capital and currency markets to be supported by an improving flow of investments, a more stable currency, and further reductions in interest rates. The domestic demand outlook remains lackluster, however, so our holdings are primarily companies that derive significant profits outside of South Africa. One such holding is South African Breweries. Although it is extremely profitable and is the far dominant force in the domestic beverage market, it is experiencing minimal volume growth in its home market and, in fact, is losing market share. Its international operations, on the other hand, are growing rapidly as both market share and margins are improving. This division, which contributes 40% of EBITDA (a "cash flow" measure) encompasses brewery activities in China, Poland, the Czech Republic, Hungary and Russia.

IN CONCLUSION

  It appears now that the recovery in the global economy may occur later than had been previously forecasted. We would therefore expect a protracted period of uncertainty in developing markets that will heighten risk aversion by investors. In this environment, we will aim to improve the Fund's performance by focusing on

--------------------------------------------------------------------------------

stocks with valuation support and by maintaining the broad diversification of our portfolio.

  We thank you for your interest in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Grace Pineda
Grace Pineda
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   -23.09%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                  -4.48
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/01                                       -2.48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   -23.22%
--------------------------------------------------------------------------------
Inception (11/03/97) through 6/30/01                                      -4.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF JUNE 30, 2001                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +3.10%         -23.09%
-----------------------------------------------------------------------------------------
Class B Shares                                                   +3.10          -23.22
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES                                                                    PERCENT OF
     AFRICA           INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKS                     30,800   ABSA Group Limited...........................  $   144,613        0.3%
                                           257,394   FirstRand Limited............................      275,230        0.6
                                            12,777   Nedcor Limited...............................      248,839        0.6
                                                                                                    -----------      -----
                                                                                                        668,682        1.5
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 44,175   South African Breweries PLC..................      334,269        0.8
                                                16   South African Breweries PLC (ADR)(a).........          121        0.0
                                                                                                    -----------      -----
                                                                                                        334,390        0.8
                  -----------------------------------------------------------------------------------------------------
                  CONTAINERS &              94,161   Nampak Limited...............................      134,909        0.3
                  PACKAGING
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG               90,262   Shoprite Holdings Limited....................       63,934        0.1
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &           50,954   +Dimension Data Holdings PLC.................      194,679        0.4
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL                42,040   Remgro Limited...............................      301,426        0.7
                  CONGLOMERATES
                                            28,990   Venfin Limited...............................       66,349        0.1
                                                                                                    -----------      -----
                                                                                                        367,775        0.8
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 21,882   Liberty Life Association of Africa Limited...      157,708        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           29,550   Anglo American PLC(e)........................      438,408        1.0
                                            10,000   Anglo American Platinum Corporation
                                                       Limited....................................      445,332        1.0
                                            10,746   AngloGold Limited (ADR)(a)...................      192,461        0.4
                                           118,265   Gencor Limited...............................      495,864        1.1
                                             7,145   Impala Platinum Holdings Limited.............      357,720        0.8
                                                                                                    -----------      -----
                                                                                                      1,929,785        4.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 41,270   Sasol Limited................................      376,792        0.9
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  73,500   M-Cell Limited...............................      168,674        0.4
                  TELECOMMUNICATION
                  SERVICES
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AFRICA
                                                     (COST--$4,647,683)                               4,397,328        9.9
-----------------------------------------------------------------------------------------------------------------------------
EUROPE
-----------------------------------------------------------------------------------------------------------------------------
CZECH             BANKS                     16,077   +Komercni Banka AS...........................      434,329        1.0
                  -----------------------------------------------------------------------------------------------------
REPUBLIC          DIVERSIFIED               17,191   SPT Telecom AS...............................      155,668        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE CZECH REPUBLIC            589,997        1.3
-----------------------------------------------------------------------------------------------------------------------------
GREECE            BANKS                      6,886   Alpha Credit Bank............................      144,809        0.3
                                            11,370   National Bank of Greece SA...................      333,439        0.7
                                                                                                    -----------      -----
                                                                                                        478,248        1.0
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               49,878   Hellenic Telecommunications Organization SA
                  TELECOMMUNICATION                    (OTE) (ADR)(a).............................      319,718        0.7
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN GREECE                        797,966        1.7
-----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKS                      9,371   OTP Bank Rt. (GDR)(b)........................      480,264        1.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 15,476   MOL Magyar Olaj-es Gazipari Rt. (GDR)(b).....      218,212        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HUNGARY                       698,476        1.6
-----------------------------------------------------------------------------------------------------------------------------
POLAND            BANKS                      7,224   +Bank Polska Kasa Opieki Grupa Pekao SA......      126,629        0.3
                                             7,265   Bank Rozwoju Eksportu SA (BRE)...............      171,186        0.4
                                                                                                    -----------      -----
                                                                                                        297,815        0.7
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

     EUROPE                          SHARES HELD/                                                                 PERCENT OF
  (CONCLUDED)         INDUSTRY        FACE AMOUNT                     INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
POLAND            DIVERSIFIED               24,632   +Telekomunikacja Polska SA...................  $   107,790        0.2%
(CONCLUDED)       TELECOMMUNICATION         40,950   Telekomunikacja Polska SA (GDR)(b)...........      180,999        0.4
                  SERVICES                                                                          -----------      -----
                                                                                                        288,789        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN POLAND                        586,604        1.3
-----------------------------------------------------------------------------------------------------------------------------
RUSSIA            DIVERSIFIED            1,323,800   Bashinformsvyaz..............................       84,723        0.2
                  TELECOMMUNICATION         71,457   Nizhegorodsvyazinform........................       66,884        0.2
                  SERVICES                   6,000   Tyumentelecom................................        4,800        0.0
                                                                                                    -----------      -----
                                                                                                        156,407        0.4
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 777,000   +Irkutskenergo...............................       60,217        0.1
                  UTILITIES                 32,000   +Lenenergo...................................        9,440        0.0
                                         7,111,800   RAO Unified Energy Systems...................      805,767        1.8
                                                                                                    -----------      -----
                                                                                                        875,424        1.9
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 43,028   OAO Gazprom (ADR)(a).........................      469,005        1.1
                                             9,420   LUKoil Holding (ADR)(a)......................      451,832        1.0
                                            57,360   Surgutneftegaz (ADR)(a)......................      724,170        1.6
                                                                                                    -----------      -----
                                                                                                      1,645,007        3.7
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                   9,800   +AO VimpelCom (ADR)(a).......................      160,818        0.4
                  TELECOMMUNICATION          6,800   +Mobile Telesystems (ADR)(a).................      186,320        0.4
                  SERVICES                                                                          -----------      -----
                                                                                                        347,138        0.8
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN RUSSIA                      3,023,976        6.8
-----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    METALS & MINING           14,222   Anglo American PLC (ADR)(a)..................      212,620        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE UNITED KINGDOM            212,620        0.5
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EUROPE
                                                     (COST--$6,845,098)                               5,909,639       13.2
-----------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            AEROSPACE &               12,740   Embraer-Empresa Brasileira de Aeronautica SA
                  DEFENSE                              (ADR)(a)...................................      497,497        1.1
                  -----------------------------------------------------------------------------------------------------
                  BANKS                      7,793   Uniao de Bancos Brasileiros SA (Unibanco)
                                                       (GDR)(b)...................................      198,332        0.4
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              323,402   Itausa-Investimentos Itau SA (Preferred).....      288,464        0.7
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               65,150   Embratel Participacoes SA (ADR)(a)...........      487,322        1.1
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC              23,372,808   Companhia Energetica de Minas Gerais
                  UTILITIES                            SA--CEMIG (Preferred)......................      277,296        0.6
                                            17,225   Companhia Paranaense de Energia-Copel
                                                       (ADR)(a)...................................      129,360        0.3
                                                                                                    -----------      -----
                                                                                                        406,656        0.9
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG                6,971   Companhia Brasileira de Distribuicao Grupo
                  RETAILING                            Pao de Acucar (ADR)(a).....................      161,797        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING    Brl    10,296   Companhia Vale do Rio Doce, 0% due
                                                       12/31/2049(d)..............................            0        0.0
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                  8,925   Petroleo Brasileiro SA--Petrobras (ADR)(a)...      232,050        0.5
                                             9,823   Petroleo Brasileiro SA--Petrobras
                                                       (Preferred)................................      229,636        0.5
                                                                                                    -----------      -----
                                                                                                        461,686        1.0
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                             SHARES                                                                    PERCENT OF
  (CONCLUDED)         INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            PAPER & FOREST             8,350   Aracruz Celulose SA (ADR)(a).................  $   156,145        0.4%
(CONCLUDED)       PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 652,918   +Celular CRT Participacoes SA (Preferred)....      269,988        0.6
                  TELECOMMUNICATION         38,739   Tele Centro Oeste Celular Participacoes SA
                  SERVICES                             (ADR)(a)...................................      335,092        0.7
                                            14,482   Tele Norte Leste Participacoes SA (ADR)(a)...      220,995        0.5
                                        28,742,462   Telemig Celular Participacoes SA.............       90,851        0.2
                                             2,175   Telesp Celular Participacoes SA (ADR)(a).....       32,951        0.1
                                                                                                    -----------      -----
                                                                                                        949,877        2.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN BRAZIL                      3,607,776        8.1
-----------------------------------------------------------------------------------------------------------------------------
MEXICO            BANKS                    280,180   +Grupo Financiero Bancomer, SA de CV 'O'.....      276,557        0.6
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 18,045   Fomento Economico Mexicano, SA de CV
                                                       (ADR)(a)...................................      772,506        1.7
                                            80,154   +Pepsi-Gemex SA (GDR)(b).....................      484,130        1.1
                                                                                                    -----------      -----
                                                                                                      1,256,636        2.8
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION              40,329   Cemex, SA de CV (ADR)(a).....................    1,068,711        2.4
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               36,181   Telefonos de Mexico SA (ADR)(a)..............    1,269,591        2.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                 18,866   Tubos de Acero de Mexico SA (ADR)(a).........      238,655        0.5
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                     13,289   +Grupo Televisa SA (ADR)(a)..................      531,693        1.2
                                         1,699,752   TV Azteca, SA de CV..........................      675,225        1.5
                                                                                                    -----------      -----
                                                                                                      1,206,918        2.7
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           61,300   Nuevo Grupo Mexico SA 'B'....................      159,532        0.4
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST                50   Kimberly-Clark de Mexico, SA de CV 'A'.......          147        0.0
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY                152,250   Grupo Elektra, SA de CV......................      145,758        0.3
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  44,231   America Movil, SA de CV (Series L)
                  TELECOMMUNICATION                    (ADR)(a)...................................      922,659        2.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MEXICO                      6,545,164       14.7
-----------------------------------------------------------------------------------------------------------------------------
VENEZUELA         DIVERSIFIED               10,690   Compania Anonima Nacional Telefonos de
                  TELECOMMUNICATION                    Venezuela (CANTV) (ADR)(a).................      250,574        0.6
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN VENEZUELA                     250,574        0.6
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN LATIN AMERICA
                                                     (COST--$10,108,636)                             10,403,514       23.4
-----------------------------------------------------------------------------------------------------------------------------
MIDDLE EAST
-----------------------------------------------------------------------------------------------------------------------------
EGYPT             BANKS                     20,509   Commercial International Bank (GDR)(b).......      176,377        0.4
                                            43,000   Misr International Bank (GDR)(b).............      206,400        0.4
                                                                                                    -----------      -----
                                                                                                        382,777        0.8
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 10,600   +Al-Ahram Beverages Company S.A.E.
                                                       (GDR)(b)(c)................................      120,840        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EGYPT                         503,617        1.1
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKS                    126,908   Bank Hapoalim................................      311,031        0.7
                                           154,093   Bank Leumi Le-Israel.........................      310,034        0.7
                                                                                                    -----------      -----
                                                                                                        621,065        1.4
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              124,668   +Bezeq Israeli Telecommunication Corporation
                  TELECOMMUNICATION                    Ltd. ......................................      187,151        0.4
                  SERVICES
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

  MIDDLE EAST                           SHARES                                                                    PERCENT OF
  (CONCLUDED)         INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL            IT CONSULTING &            8,075   +Check Point Software Technologies Ltd.......  $   408,353        0.9%
(CONCLUDED)       SERVICES
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            7,419   Teva Pharmaceutical Industries Ltd.
                                                       (ADR)(a)...................................      457,159        1.1
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR              5,810   +Tower Semiconductor Ltd.....................       63,158        0.1
                  EQUIPMENT &               18,000   +Tower Semiconductor Ltd.....................      197,100        0.5
                  PRODUCTS                                                                          -----------      -----
                                                                                                        260,258        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ISRAEL                      1,933,986        4.4
-----------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKS                 20,446,650   +Turkiye Garanti Bankasi AS..................      102,641        0.2
                                        36,972,629   Yapi ve Kredi Bankasi AS.....................      114,895        0.3
                                                                                                    -----------      -----
                                                                                                        217,536        0.5
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES              3,305,237   Anadolu Efes Biracilik ve Malt Sanayii
                                                       A.S. ......................................      126,415        0.3
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG            2,368,094   Migros Turk T.A.S............................      147,180        0.3
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TURKEY                        491,131        1.1
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE MIDDLE EAST
                                                     (COST--$3,615,708)                               2,928,734        6.6
-----------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
-----------------------------------------------------------------------------------------------------------------------------
CHINA             AIRLINES                 532,000   China Eastern Airlines Corporation Limited
                                                       'H'........................................       83,893        0.2
                                           298,000   +China Southern Airlines Company Limited
                                                       'H'(c).....................................       92,649        0.2
                                                                                                    -----------      -----
                                                                                                        176,542        0.4
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES              643,100   Qingling Motor Company 'H'...................      156,655        0.4
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 14,513   Sinopec Beijing Yanhua Petrochemical Company
                                                       Limited....................................      108,122        0.2
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &              251,900   Legend Holdings Limited......................      140,484        0.3
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION           1,676,270   Anhui Conch Cement Co. Ltd. 'H'..............      483,546        1.1
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                28,590   +Digital China Holdings Limited..............       14,937        0.0
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 603,000   Beijing Datang Power Generation Company
                  UTILITIES                            Limited 'H'................................      204,868        0.5
                                            18,561   Huaneng Power International, Inc.(ADR)(a)....      447,691        1.0
                                                                                                    -----------      -----
                                                                                                        652,559        1.5
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 20,310   +CNOOC Limited (ADR)(a)......................      384,874        0.9
                                            18,710   PetroChina Company Limited (ADR)(a)..........      381,684        0.8
                                                                                                    -----------      -----
                                                                                                        766,558        1.7
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  66,608   +China Mobile (Hong Kong) Limited (ADR)(a)...    1,784,428        4.0
                  TELECOMMUNICATION         24,214   +China Unicom Limited (ADR)(a)...............      428,588        1.0
                  SERVICES                                                                          -----------      -----
                                                                                                      2,213,016        5.0
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHINA                       4,712,419       10.6
-----------------------------------------------------------------------------------------------------------------------------
HONG KONG         MEDIA                     14,880   +i-CABLE Communications Limited (ADR)(a).....      159,216        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HONG KONG                     159,216        0.4
-----------------------------------------------------------------------------------------------------------------------------
INDIA             CHEMICALS                 78,094   Reliance Industries Ltd. ....................      613,430        1.4
                                             2,333   Reliance Industries Ltd. (GDR)(b)............       36,231        0.1
                                                                                                    -----------      -----
                                                                                                        649,661        1.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               38,030   Housing Development Finance Corporation Ltd.
                  FINANCIALS                           (HDFC).....................................      557,434        1.2
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                           SHARES                                                                    PERCENT OF
  (CONTINUED)         INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
INDIA             DIVERSIFIED                8,687   Videsh Sanchar Nigam Ltd. (ADR)(a)...........  $   116,406        0.3%
(CONCLUDED)       TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                 50,920   Hindustan Lever Ltd. ........................      222,288        0.5
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &            7,757   Infosys Technologies Limited.................      620,255        1.4
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           16,323   Hindalco Industries Ltd. ....................      289,539        0.6
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                   10,460   ITC Limited..................................      167,874        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDIA                       2,623,457        5.9
-----------------------------------------------------------------------------------------------------------------------------
INDONESIA         DIVERSIFIED                5,695   PT Indosat (Persero) Tbk (ADR)(a)............       50,970        0.1
                  TELECOMMUNICATION        203,600   PT Telekomunikasi Indonesia..................       57,201        0.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDONESIA                     108,171        0.2
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKS                     99,800   Malayan Banking Berhad.......................      270,510        0.6
                                            69,680   Public Bank Berhad 'Foreign'.................       47,859        0.1
                                                                                                    -----------      -----
                                                                                                        318,369        0.7
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              118,000   Telekom Malaysia Berhad......................      273,263        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 112,000   Tenaga Nasional Berhad.......................      257,895        0.6
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                   42,600   British American Tobacco Berhad..............      389,566        0.9
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MALAYSIA                    1,239,093        2.8
-----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES       DIVERSIFIED               28,375   Philippine Long Distance Telephone Company
                  TELECOMMUNICATION                    (ADR)(a)...................................      398,669        0.9
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 190,804   +Manila Electric Company 'B'.................      201,996        0.4
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE PHILIPPINES               600,665        1.3
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       AUTOMOBILE                15,875   Hyundai Motor Company Ltd. ..................      345,454        0.8
                  -----------------------------------------------------------------------------------------------------
                  BANKS                      5,856   Housing & Commercial Bank, Korea.............      131,034        0.3
                                            27,125   Kookmin Bank.................................      363,961        0.8
                                            18,400   Shinhan Bank.................................      188,881        0.4
                                             2,775   Shinhan Bank (GDR)(b)........................       56,610        0.2
                                                                                                    -----------      -----
                                                                                                        740,486        1.7
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                  6,970   Honam Petrochemical Corporation..............       51,719        0.1
                                             1,432   L.G. Chemical Limited........................       11,176        0.0
                                             5,253   +LG Chem, Ltd. ..............................       69,878        0.2
                                             1,273   +LG Household & Health Care Ltd. ............       28,827        0.1
                                                                                                    -----------      -----
                                                                                                        161,600        0.4
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                4,937   +Hyundai Securities..........................       38,722        0.1
                  FINANCIALS
                                            14,873   +Samsung Securities Company Ltd. ............      423,146        0.9
                                                                                                    -----------      -----
                                                                                                        461,868        1.0
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                2,450   Korea Telecom Corporation....................       97,962        0.2
                  TELECOMMUNICATION
                  SERVICES

                                             9,184   Korea Telecom Corporation (ADR)(a)...........      201,864        0.5
                                                                                                    -----------      -----
                                                                                                        299,826        0.7
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                  31,470   Korea Electric Power Corporation.............      585,601        1.3
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           26,911   Pohang Iron & Steel Company Ltd. (ADR)(a)....      530,685        1.2
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                  4,610   SK Corporation...............................       58,312        0.1
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR             38,720   +Hynix Semiconductor Inc. (GDR)(b)...........      416,240        0.9
                  EQUIPMENT &
                  PRODUCTS

                                             9,459   Samsung Electronics..........................    1,396,484        3.2
                                                                                                    -----------      -----
                                                                                                      1,812,724        4.1
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                           SHARES                                                                    PERCENT OF
  (CONCLUDED)         INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       WIRELESS                  45,823   SK Telecom Co., Ltd. (ADR)(a)(c).............  $   774,409        1.7%
(CONCLUDED)       TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SOUTH KOREA                 5,770,965       13.0
-----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKS                    483,100   +Bank Sinopac................................      223,099        0.5
                                           129,780   +China Development Industrial Bank Inc.......      107,051        0.3
                                         1,388,922   +E. Sun Commercial Bank......................      506,273        1.1
                                                                                                    -----------      -----
                                                                                                        836,423        1.9
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                322,973   Formosa Plastic Corporation..................      368,656        0.8
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &               66,850   Asustek Computer Inc. .......................      282,506        0.6
                  PERIPHERALS
                                            81,725   Compal Electronics Inc. .....................       87,825        0.2
                                            59,200   +Quanta Computer Inc.........................      201,173        0.5
                                                                                                    -----------      -----
                                                                                                        571,504        1.3
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 92,640   Cathay Life Insurance Co., Ltd. .............      111,663        0.2
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR             98,000   +Advanced Semiconductor Engineering Inc......       60,343        0.1
                  EQUIPMENT &
                  PRODUCTS

                                            10,658   +Advanced Semiconductor Engineering Inc.
                                                       (ADR)(a)...................................       32,507        0.1
                                           163,952   +Mosel Vitelic, Inc..........................       85,238        0.2
                                           147,600   Powerchip Semiconductor Corp. ...............       92,170        0.2
                                           135,660   +Pro Mos Technologies Inc. ..................      102,050        0.2
                                           508,014   +Taiwan Semiconductor Manufacturing
                                                       Company....................................      944,318        2.1
                                           598,800   +United Microelectronics Corporation, Ltd....      794,806        1.8
                                           291,580   Winbond Electronics Corporation..............      244,748        0.6
                                                                                                    -----------      -----
                                                                                                      2,356,180        5.3
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES &               120,400   Far Eastern Textile Ltd......................       67,141        0.2
                  APPAREL
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TAIWAN                      4,311,567        9.7
-----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKS                    330,200   +Thai Farmers Bank Public Company Limited
                                                       'Foreign'..................................      145,848        0.3
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                      9,240   BEC World Public Company Limited 'Foreign'...       49,383        0.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                112,000   PTT Exploration and Production Public Company
                                                       Limited 'Foreign'..........................      309,187        0.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THAILAND                      504,418        1.1
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE PACIFIC BASIN/ASIA
                                                     (COST--$25,429,994)                             20,029,971       45.0
-----------------------------------------------------------------------------------------------------------------------------
                                         FACE            SHORT-TERM
                                        AMOUNT           SECURITIES      ISSUE
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                $362,000
PAPER*
                                                     General Motors Acceptance Corp., 4.13% due
                                                       7/02/2001..................................      361,875        0.8
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                     (COST--$361,875)                                   361,875        0.8
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS
                                                     (COST--$51,008,994)..........................   44,031,061       98.9
                                                     OTHER ASSETS LESS LIABILITIES................      483,208        1.1
                                                                                                    -----------      -----
                                                     NET ASSETS...................................  $44,514,269      100.0%
                                                                                                    ===========      =====
-----------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Received through a bonus issue from Companhia Vale do Rio Doce. As of June 30, 2001, the bonds have not commenced trading and the coupon rate has not been determined.

(e) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                        NET SHARE                DIVIDEND
       INDUSTRY                                   AFFILIATE                             ACTIVITY     NET COST     INCOME
-------------------------------------------------------------------------------------------------------------------------
Metals & Mining           Anglo American PLC                                             29,550      $465,510    $ 4,622
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$51,008,994)........             $ 44,031,061
Cash........................................................                      508
Foreign cash................................................                  156,943
Receivables:
  Securities sold...........................................  $335,166
  Dividends.................................................   224,973
  Capital shares sold.......................................     3,741        563,880
                                                              --------
Prepaid expenses and other assets...........................                   26,243
                                                                         ------------
Total assets................................................               44,778,635
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................    36,928
  Investment adviser........................................    35,041
  Distributor...............................................       235         72,204
                                                              --------
Accrued expenses and other liabilities......................                  192,162
                                                                         ------------
Total liabilities...........................................                  264,366
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $ 44,514,269
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................             $    565,820
Class B Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                   25,434
Paid-in capital in excess of par............................               91,346,505
Undistributed investment income--net........................                  547,494
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................              (40,981,096)
Unrealized depreciation on investments and foreign currency
  transactions-net..........................................               (6,989,888)
                                                                         ------------
NET ASSETS..................................................             $ 44,514,269
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $42,602,691 and 5,658,200
  shares outstanding........................................             $       7.53
                                                                         ============
Class B--Based on net assets of $1,911,578 and 254,339
  shares outstanding........................................             $       7.52
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $53,643 withholding tax on foreign
  dividends)................................................                $   681,355
Interest and discount earned................................                     19,432
                                                                            -----------
Total income................................................                    700,787
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   240,653
Custodian fees..............................................       47,607
Accounting services.........................................       12,531
Professional fees...........................................        9,490
Transfer agent fees.........................................        3,982
Printing and shareholder reports............................        3,105
Pricing services............................................        2,673
Directors' fees and expenses................................        1,824
Distribution fees--Class B..................................        1,569
Other.......................................................        1,781
                                                              -----------
Total expenses before reimbursement.........................      325,215
Reimbursement of expenses...................................      (26,428)
                                                              -----------
Total expenses after reimbursement..........................                    298,787
                                                                            -----------
Investment income--net......................................                    402,000
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net (net of $121 withholding tax on foreign
    capital gains)..........................................   (3,327,970)
  Foreign currency transactions--net........................      (81,038)   (3,409,008)
                                                              -----------
Change in unrealized depreciation on:
  Investments--net..........................................    4,413,295
  Foreign currency transactions--net........................       17,195     4,430,490
                                                              -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 1,423,482
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   402,000     $    692,991
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................     (3,409,008)      10,410,876
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      4,430,490      (40,511,530)
                                                                -----------     ------------
Net increase (decrease) in net assets resulting from
  operations................................................      1,423,482      (29,407,663)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (105,988)        (656,342)
  Class B...................................................         (4,791)         (11,561)
                                                                -----------     ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (110,779)        (667,903)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (5,812,324)     (29,302,199)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (4,499,621)     (59,377,765)
Beginning of period.........................................     49,013,890      108,391,655
                                                                -----------     ------------
End of period*..............................................    $44,514,269     $ 49,013,890
                                                                ===========     ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $   547,494     $    256,273
                                                                ===========     ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                 -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                        FOR THE SIX
                                                             MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001         2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $  7.32      $  10.34    $   6.43    $   9.22    $  10.05
                                                               -------      --------    --------    --------    --------
Investment income--net...................................          .06+          .06+        .11+        .18+        .11
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................          .17         (3.01)       4.01       (2.86)       (.75)
                                                               -------      --------    --------    --------    --------
Total from investment operations.........................          .23         (2.95)       4.12       (2.68)       (.64)
                                                               -------      --------    --------    --------    --------
Less dividends on investment income--net.................         (.02)         (.07)       (.21)       (.11)       (.19)
                                                               -------      --------    --------    --------    --------
Net asset value, end of period...........................      $  7.53      $   7.32    $  10.34    $   6.43    $   9.22
                                                               =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................        3.10%++     (28.69%)     65.52%     (29.39%)     (6.53%)
                                                               =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........................        1.23%*        1.22%       1.25%       1.25%       1.25%
                                                               =======      ========    ========    ========    ========
Expenses.................................................        1.34%*        1.36%       1.67%       1.42%       1.42%
                                                               =======      ========    ========    ========    ========
Investment income--net...................................        1.68%*         .72%       1.47%       2.30%       1.15%
                                                               =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................      $42,603      $ 46,858    $107,079    $ 64,312    $141,451
                                                               =======      ========    ========    ========    ========
Portfolio turnover.......................................       29.99%        57.05%      97.79%     121.06%      93.62%
                                                               =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+Based on average shares outstanding.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                      CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               --------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                      FOR THE SIX          FOR THE YEAR ENDED         FOR THE PERIOD
                                                           MONTHS ENDED            DECEMBER 31,            NOV. 3, 1997+
                                                             JUNE 30,     ------------------------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                        2001        2000        1999       1998          1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $  7.31      $ 10.33    $   6.42    $  9.22      $  9.30
                                                             -------      -------    --------    -------      -------
Investment income--net.................................          .06++        .03++       .07++      .17++        .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net...................          .17        (2.99)       4.04      (2.86)        (.09)
                                                             -------      -------    --------    -------      -------
Total from investment operations.......................          .23        (2.96)       4.11      (2.69)        (.08)
                                                             -------      -------    --------    -------      -------
Less dividends on investment income--net...............         (.02)        (.06)       (.20)      (.11)          --
                                                             -------      -------    --------    -------      -------
Net asset value, end of period.........................      $  7.52      $  7.31    $  10.33    $  6.42      $  9.22
                                                             =======      =======    ========    =======      =======
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................        3.10%+++   (28.82%)     65.38%    (29.51%)       (.86%)+++
                                                             =======      =======    ========    =======      =======
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................        1.39%*       1.40%       1.40%      1.40%        1.39%*
                                                             =======      =======    ========    =======      =======
Expenses...............................................        1.49%*       1.51%       1.87%      1.72%        1.58%*
                                                             =======      =======    ========    =======      =======
Investment income--net.................................        1.54%*        .42%        .83%      2.37%        1.16%*
                                                             =======      =======    ========    =======      =======
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............      $ 1,911      $ 2,156    $  1,313    $   241      $    32
                                                             =======      =======    ========    =======      =======
Portfolio turnover.....................................       29.99%       57.05%      97.79%    121.06%       93.62%
                                                             =======      =======    ========    =======      =======
-------------------------------------------------------------------------------------------------------------------------

 *Annualized.
**Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
 +Commencement of operations.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA. For the six months ended June 30, 2001, MLIM earned fees of $240,653, of which $26,428 was waived.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $26,801 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed FAM an aggregate of $974 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain

--------------------------------------------------------------------------------

accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $14,033,377 and $18,510,867, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)     Losses
--------------------------------------------------------------------
Long-term investments.................   $(3,328,089)    $(6,977,933)
Short-term investments................           119              --
Foreign currency transactions.........       (81,038)        (11,955)
                                         -----------     -----------
Total.................................   $(3,409,008)    $(6,989,888)
                                         ===========     ===========
--------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $6,977,933, of which $3,578,503 related to appreciated securities and $10,556,436 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $51,008,994.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $5,812,324 and $29,302,199 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2001                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      580,618    $  4,499,618
Shares issued to shareholders in
 reinvestment of dividends............       13,982         105,988
                                         ----------    ------------
Total issued..........................      594,600       4,605,606
Shares redeemed.......................   (1,339,340)    (10,112,387)
                                         ----------    ------------
Net decrease..........................     (744,740)   $ (5,506,781)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,830,768    $ 28,026,813
Shares issued to shareholders in
 reinvestment of dividends...........      64,623         656,342
                                       ----------    ------------
Total issued.........................   2,895,391      28,683,155
Shares redeemed......................  (6,846,846)    (59,608,569)
                                       ----------    ------------
Net decrease.........................  (3,951,455)   $(30,925,414)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Six Months Ended                  Dollar
June 30, 2001                                Shares      Amount
-----------------------------------------------------------------
Shares sold................................   20,158    $ 154,565
Shares issued to shareholders in
 reinvestment of dividends.................      633        4,791
                                             -------    ---------
Total issued...............................   20,791      159,356
Shares redeemed............................  (61,381)    (464,899)
                                             -------    ---------
Net decrease...............................  (40,590)   $(305,543)
                                             =======    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2000                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  203,770    $1,956,773
Shares issued to shareholders in
 reinvestment of dividends................    1,170        11,561
                                            -------    ----------
Total issued..............................  204,940     1,968,334
Shares redeemed...........................  (37,072)     (345,119)
                                            -------    ----------
Net increase..............................  167,868    $1,623,215
                                            =======    ==========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $32,009,000, of which $28,034,000 expires in 2006 and $3,975,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 2001, Domestic Money Market's Class A Shares had a net annualized yield of 4.96%. The Fund's Class A Shares' 7-day yield as of June 30, 2001 was 3.72%. The average portfolio maturity was 74 days at June 30, 2001 compared to 71 days at December 31, 2000.

THE ENVIRONMENT

  Early in 2001, it became apparent that the fall-off in manufacturing activity that began in the previous quarter was continuing. A slowdown of this magnitude had not been seen since the 1991 recession and resulted in the Federal Reserve Board's intermeeting interest rate cut of 50 basis points (0.50%) on January 3, 2001. This unambiguous move by the Federal Reserve Board stabilized the markets and gave investors the expectation of further interest rate cuts in the near future. In late January, an eye-opening decline in consumer confidence gave the Federal Reserve Board further cause to ease interest rates by another 50 basis points at its regularly scheduled January and March meetings.
  Although economic news was mixed in February and March, corporate earnings warnings and new lows in the equity markets triggered capital flight to the short end of the fixed-income market. Inventory accumulation continued to drag on corporate profits, resulting in job cuts and slower consumer demand. As an additional boost to the still-sluggish economy, the Federal Reserve Board surprised investors again with an additional 50 basis point reduction on April
18. As conditions failed to improve, the Federal Reserve Board cut interest rates an additional half point in May and another 25 basis points in June, bringing the Federal Funds rate to 3.75%. This was the first time the Federal Funds rate was below 4% since 1994. Federal Reserve Board officials, once expecting a recovery by year end, seemed to sense a greater urgency to stimulate demand.

PORTFOLIO MATTERS

  Throughout the six-month period ended June 30, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, the average life of our holdings ranged from 70 days to 80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated securities such as one-year bank product and eighteen-month agency coupons. When spreads between bank securities and agency discount notes narrowed, we added to our agency discount note positions. Going forward, while we remain constructive, we have become more conservative in our investment decisions since the Federal Reserve Board may be close to the end of its easing cycle.

  The Fund's composition at the end of June and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                  6/30/01     12/31/00
------------------------------------------------------
Bank Notes......................     2.1%        6.5%
Certificates of Deposit.........      --         0.9
Commercial Paper................    49.8        50.4
Corporate Notes.................    12.7        20.0
Funding Agreements..............     7.7         5.5
Promissory Notes................     1.5          --
US Government, Agency &
  Instrumentality Obligations--
  Discount......................     6.7         1.1
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount..................    19.1        11.2
Other Assets Less Liabilities...     0.4         4.4
                                   -----       -----
Total...........................   100.0%      100.0%
                                   =====       =====
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers

Jacqueline Rogers
Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--2.1%              $ 6,000,000      LaSalle National Bank+...........     5.07 %      2/12/2002  $  6,032,022
                                5,000,000      National City Bank of
                                                 Kentucky+......................     6.87        9/04/2001     5,025,070
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES
                                               (COST--$10,999,121)                                            11,057,092
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--49.8%        10,000,000      Apreco, Inc......................     4.06        7/06/2001     9,995,489
                               10,652,000      Apreco, Inc......................     4.00        8/06/2001    10,612,025
                               11,000,000      Bear Stearns Companies, Inc......     4.10        7/12/2001    10,987,844
                                6,735,000      Blue Ridge Asset Funding Corp....     4.01        7/05/2001     6,732,749
                                3,513,000      Blue Ridge Asset Funding Corp....     3.70        7/24/2001     3,505,057
                                2,331,000      Blue Ridge Asset Funding Corp....     3.97        8/20/2001     2,319,388
                                3,822,000      Cargill Global Funding PLC.......     4.20        7/02/2001     3,822,000
                                3,000,000      Centric Capital Corp.............     4.63        7/05/2001     2,998,988
                               10,000,000      Centric Capital Corp.............     5.23        7/11/2001     9,990,050
                               24,000,000      Clipper Receivables Corp.........     3.95        7/10/2001    23,978,933
                               15,000,000      Delaware Funding Corp............     3.83        8/10/2001    14,937,763
                                5,200,000      E.W. Scripps Company (The).......     4.20        7/02/2001     5,200,000
                               12,000,000      Edison Asset Securitization,
                                                 LLC............................     3.84        8/10/2001    11,950,634
                              10,000,000..     Edison Asset Securitization,
                                               LLC..............................     3.61        8/21/2001     9,949,861
                                5,943,000      Enterprise Funding Corp..........     4.00        7/11/2001     5,937,057
                                5,019,000      Enterprise Funding Corp..........     3.95        7/13/2001     5,012,942
                                6,789,000      Eureka Securitization Inc........     3.70        8/20/2001     6,755,179
                               10,422,000      Exxon Imperial U.S., Inc.........     4.20        7/02/2001    10,422,000
                                2,000,000      Falcon Asset Securitization......     3.70        8/03/2001     1,993,422
                                3,480,000      Falcon Asset Securitization......     3.65        8/13/2001     3,465,181
                                1,500,000      Formosa Plastics Corporation,
                                                 USA............................     3.76        9/12/2001     1,488,402
                                2,000,000      Forrestal Funding Master Trust...     4.67        7/13/2001     1,997,570
                               16,320,000      General Electric Capital Corp....     4.65        7/20/2001    16,288,187
                               10,000,000      Hertz Corporation................     4.00        7/12/2001     9,988,949
                                7,159,000      Intrepid Funding Master Trust....     4.05        7/02/2001     7,159,000
                                2,600,000      Intrepid Funding Master Trust....     4.01        7/05/2001     2,599,131
                               10,000,000      J.P. Morgan & Co. ...............     5.75        9/17/2001     9,917,600
                                9,900,000      Lone Star Funding, LLC...........     3.98        7/09/2001     9,892,338
                               10,000,000      Morgan Stanley, Dean Witter &
                                                 Co.+...........................     3.98        9/12/2001    10,000,000
                                3,295,000      Park Avenue Receivables Corp.....     3.98        7/11/2001     3,291,721
                                4,000,000      SBC Communications Inc.+.........     4.25        6/05/2002     4,000,000
                                2,000,000      Strategic Money Market
                                                 Trust--2000H+..................     3.739       9/24/2001     1,999,830
                                6,000,000      Verizon Global Funding Corp. ....     3.62        8/23/2001     5,968,627
                               10,000,000      Verizon Network Funding Corp. ...     3.62        8/24/2001     9,946,706
                               10,048,000      WCP Funding Inc..................     4.02        7/03/2001    10,046,878
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER
                                               (COST--$265,097,791)                                          265,151,501
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--12.7%          7,000,000      Avco Financial Services Corp.+...     7.375       8/15/2001     7,024,842
                               15,000,000      Ford Motor Credit Company........     3.96        1/07/2002    15,000,000
                                8,750,000      General Electric Capital Corp....     7.00        3/01/2002     8,920,993
                                4,000,000      Goldman Sachs Group, Inc.........     4.43        2/18/2002     4,010,089
                                  700,000      Goldman Sachs Group, Inc.........     4.94        7/15/2002       700,000
                                6,500,000      Household Finance Corp...........     4.778       7/20/2001     6,500,763
                                6,000,000      Household Finance Corp...........     4.195       8/24/2001     6,000,971
                                2,500,000      Household Finance Corp...........     4.00        7/17/2002     2,500,000
                                3,000,000      IBM Credit Corporation+..........     7.00        1/28/2002     3,048,312
                                3,100,000      Morgan Stanley, Dean Witter &
                                                 Co.+...........................     5.625       4/12/2002     3,136,890
                                5,550,000      Morgan Stanley, Dean Witter &
                                                 Co.............................     4.005       7/16/2002     5,550,000
                                5,000,000      Wal-Mart Stores, Inc.+...........     5.45        6/01/2002     5,051,555
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES
                                               (COST--$67,357,170)                                            67,444,415
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--7.7%      $ 5,000,000      Allstate Life Insurance Co.+.....     4.12 %      7/02/2001  $  5,000,000
                                5,000,000      Allstate Life Insurance Co.+.....     4.16       11/01/2001     5,000,000
                                5,000,000      Allstate Life Insurance Co.+.....     3.905       7/01/2002     5,000,000
                                6,000,000      Jackson National Life Insurance
                                                 Co.+...........................     4.14        5/01/2002     6,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+.......................     4.13        4/01/2002     5,000,000
                               10,000,000      Monumental Life Insurance
                                                 Company+.......................     4.22        5/24/2002    10,000,000
                                5,000,000      New York Life Insurance+.........     4.116       5/31/2002     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$41,000,000)                                            41,000,000
------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--1.5%          8,000,000      Goldman Sachs Group, Inc.+.......     3.86       12/13/2001     8,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL PROMISSORY NOTES
                                               (COST--$8,000,000)                                              8,000,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &         5,000,000      Fannie Mae.......................     4.10        4/05/2002     4,856,110
INSTRUMENTALITY                 5,000,000      Fannie Mae.......................     4.05        4/11/2002     4,852,995
  OBLIGATIONS--
DISCOUNT--6.7%                  7,000,000      Fannie Mae.......................     4.11        4/19/2002     6,788,593
                                5,000,000      Federal Home Loan Mortgage
                                                 Corporation....................     4.06        4/24/2002     4,845,995
                                5,000,000      Federal Home Loan Mortgage
                                                 Corporation....................     4.02        4/25/2002     4,845,500
                                5,000,000      Federal Home Loan Mortgage
                                                 Corporation....................     3.595       6/20/2002     4,813,995
                                5,000,000      Student Loan Marketing
                                                 Association....................     4.04        4/15/2002     4,851,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--DISCOUNT (COST--$35,780,488)                      35,854,188
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &         9,250,000      Fannie Mae+......................     3.961       4/19/2002     9,250,000
INSTRUMENTALITY                10,000,000      Fannie Mae+......................     3.85       12/06/2002     9,995,096
  OBLIGATIONS--
NON-DISCOUNT--19.1%             5,000,000      Fannie Mae.......................     3.865      12/18/2002     4,998,700
                               15,000,000      Fannie Mae+......................     3.733      12/23/2002    14,989,786
                                3,000,000      Federal Home Loan Bank...........     6.375      11/15/2002     3,080,601
                                2,850,000      Federal Home Loan Bank...........     5.385       1/30/2003     2,874,045
                                3,000,000      Federal Home Loan Mortgage
                                                 Corporation....................     7.15        7/11/2002     3,007,287
                                2,300,000      Federal Home Loan Mortgage
                                                 Corporation....................     5.81        1/09/2003     2,320,879
                                2,300,000      Federal Home Loan Mortgage
                                                 Corporation....................     5.65        1/10/2003     2,322,600
                                3,000,000      Federal Home Loan Mortgage
                                                 Corporation....................     4.75        3/15/2003     3,010,248
                                3,300,000      Federal Home Loan Mortgage
                                                 Corporation....................     5.00        4/30/2003     3,306,382
                                9,500,000      Student Loan Marketing
                                                 Association+...................     3.971       8/23/2001     9,499,482
                                4,000,000      Student Loan Marketing
                                                 Association+...................     3.921       3/11/2002     3,998,680
                                6,800,000      Student Loan Marketing
                                                 Association+...................     3.921       3/18/2002     6,797,694
                                7,800,000      Student Loan Marketing
                                                 Association+...................     3.951       4/25/2002     7,797,569
                               14,700,000      Student Loan Marketing
                                                 Association+...................     3.931      12/06/2002    14,695,896
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$101,812,896)                101,944,945
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$530,047,466)--99.6%......                             530,452,141
                                               OTHER ASSETS LESS
                                               LIABILITIES--0.4%................                               2,288,586
                                                                                                            ------------
                                               NET ASSETS--100.0%...............                            $532,740,727
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2001.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$530,047,466*)......               $530,452,141
Cash........................................................                        112
Receivables:
  Capital shares sold.......................................  $6,389,781
  Interest..................................................   1,984,369      8,374,150
                                                              ----------
Prepaid expenses............................................                     30,071
                                                                           ------------
Total assets................................................                538,856,474
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   5,000,000
  Capital shares redeemed...................................     899,128
  Investment adviser........................................     198,541
  Dividends to shareholders.................................         200      6,097,869
                                                              ----------
Accrued expenses and other liabilities......................                     17,878
                                                                           ------------
Total liabilities...........................................                  6,115,747
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $532,740,727
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................               $ 53,233,605
Paid-in capital in excess of par............................                479,102,447
Unrealized appreciation on investments--net.................                    404,675
                                                                           ------------
NET ASSETS..................................................               $532,740,727
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $532,740,727 and 532,336,052
  shares outstanding........................................               $       1.00
                                                                           ============
---------------------------------------------------------------------------------------

*Cost for Federal income tax purposes. As of June 30, 2001, net unrealized appreciation for Federal income tax purposes amounted to $404,675, of which $424,817 related to appreciated securities and $20,142 related to depreciated securities.
+The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $12,896,048
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,202,782
Accounting services.........................................      81,083
Printing and shareholder reports............................      21,202
Professional fees...........................................      20,078
Custodian fees..............................................      13,131
Directors' fees and expenses................................       8,440
Transfer agent fees.........................................       2,248
Registration fees...........................................       1,763
Pricing services............................................         706
Other.......................................................       2,076
                                                              ----------
Total expenses..............................................                 1,353,509
                                                                           -----------
Investment income--net......................................                11,542,539
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                    47,555
Change in unrealized appreciation on investments--net.......                   329,525
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $11,919,619
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                                 SIX MONTHS         FOR THE
                                                                    ENDED         YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001             2000
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  11,542,539    $  25,813,647
Realized gain on investments--net...........................           47,555            4,374
Change in unrealized appreciation/depreciation on
  investments--net..........................................          329,525          372,976
                                                                -------------    -------------
Net increase in net assets resulting from operations........       11,919,619       26,190,997
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (11,542,539)     (25,813,647)
Realized gain on investments--net:
  Class A...................................................          (47,555)          (4,374)
                                                                -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (11,590,094)     (25,818,021)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      776,625,989      579,845,211
Value of shares issued to shareholders in reinvestment of
  dividends and distributions...............................       11,590,341       25,814,740
                                                                -------------    -------------
                                                                  788,216,330      605,659,951
Cost of shares redeemed.....................................     (711,064,199)    (618,554,929)
                                                                -------------    -------------
Net increase (decrease) in net assets derived from Class A
  capital share transactions................................       77,152,131      (12,894,978)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................       77,481,656      (12,522,002)
Beginning of period.........................................      455,259,071      467,781,073
                                                                -------------    -------------
End of period...............................................    $ 532,740,727    $ 455,259,071
                                                                =============    =============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS                                         CLASS A
HAVE BEEN DERIVED FROM INFORMATION          -------------------------------------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.
                                                FOR THE                       FOR THE YEAR ENDED DECEMBER 31,
                                            SIX MONTHS ENDED    -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      JUNE 30, 2001        2000             1999             1998             1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   1.00        $   1.00         $   1.00         $   1.00         $   1.00
                                                --------        --------         --------         --------         --------
Investment income--net.....................        .0241           .0588            .0473            .0506            .0511
Realized and unrealized gain (loss) on
  investments--net.........................        .0008           .0008           (.0006)              --+           .0001
                                                --------        --------         --------         --------         --------
Total from investment operations...........        .0249           .0596            .0467            .0506            .0512
                                                --------        --------         --------         --------         --------
Less dividends and distributions:
  Investment income--net...................       (.0241)         (.0588)          (.0473)          (.0508)          (.0511)
  Realized gain on investments--net........       (.0001)             --+              --+              --+              --+
                                                --------        --------         --------         --------         --------
Total dividends and distributions..........       (.0242)         (.0588)          (.0473)          (.0508)          (.0511)
                                                --------        --------         --------         --------         --------
Net asset value, end of period.............     $   1.00        $   1.00         $   1.00         $   1.00         $   1.00
                                                ========        ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........        4.96%*          6.00%            4.84%            5.20%            5.24%
                                                ========        ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................         .56%*           .55%             .55%             .56%             .54%
                                                ========        ========         ========         ========         ========
Investment income--net, and realized gain
  on investments--net......................        4.82%*          5.88%            4.76%            5.03%            5.12%
                                                ========        ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...     $532,741        $455,259         $467,781         $408,517         $318,052
                                                ========        ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the

--------------------------------------------------------------------------------

Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $11,543 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  We are pleased to provide you with this semi-annual report for Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc. The Fund seeks to provide shareholders with long-term capital appreciation by investing primarily in a portfolio of common stocks of approximately 20 companies that we believe have strong earnings growth and capital appreciation potential.

INVESTMENT ENVIRONMENT

  During the six months ended June 30, 2001, the negative investor sentiment that accompanies an economic slowdown continued to be the driving force behind the Fund's recent downturn. This negative sentiment worsened as a slowing economy took its toll on corporate profit growth. Company managements were forced to communicate to analysts and investors a cautious stance on near-term growth because of lack of revenue and earnings visibility, which further reinforced the negative sentiment.

  Although the Federal Reserve Board lowered short-term interest rates three times, or 150 basis points (1.50%) by March 31, 2001, the first quarter was one of the worst in the history of equity investing. While a reduction in interest rates by the Federal Reserve Board is generally expected to take approximately six months to nine months for increased liquidity to take effect on the economy, the forward-looking equity markets normally show a favorable response more quickly. However, in this instance, equities traded down dramatically after two of the first three rate reductions because investors feared the Federal Reserve Board had waited too long to act.

  During the second quarter 2001, the Federal Reserve Board lowered interest rates further, in a continuing effort to stimulate economic growth. In total, the Federal Reserve Board reduced short-term rates in larger increments and more frequently than at any other time in history. Nonetheless, these actions have failed to produce a sustained change in the prevailing negative investor sentiment, particularly with respect to growth stocks.

  The overall tone of corporate earnings reports for the first quarter 2001 suggested a broad-based slowdown in sales and earnings, continuing through the first half of the year. Following earnings announcements, corporate executives outlined plans to reduce expenses, retrench operations and divest non-core businesses. Many analysts viewed these actions as necessary to force companies to refocus on those businesses or products that generate strong current earnings. While these actions are probably normal business cycle events, given the negative sentiment, investors chose to shift their attention to the present value of corporate earnings rather than future growth opportunities. As a result, investors tended to gravitate to more defensive, slower-growth and value-oriented companies. However, as we approached June 30, 2001, we were encouraged that investors were reacting less harshly to negative corporate announcements.

  As we prepare for the second quarter of 2001 corporate earnings reports, investors may begin focusing on forward corporate profit expectations in what should be a more stable economic environment. After six substantial interest rate cuts by the Federal Reserve Board and a modest but meaningful Federal tax cut beginning in July, we believe that an economic rebound is likely in the second half of 2001 or in the first quarter of 2002. This should aid investors in eventually regaining the confidence to invest in companies with sustainable, well-above-average growth rates.

PORTFOLIO MATTERS

  For the six months ended June 30, 2001, the Fund's Class A Shares had a total return of -49.00%. This compared to a total return of -12.54% for the unmanaged NASDAQ Composite Index for the same period.

  Our substantial underperformance during the six months ended June 30, 2001 is admittedly disturbing, but not far removed from how an investment product of this nature would typically perform in a protracted bear market. The Fund comfortably outperformed the NASDAQ Composite Index from the Fund's inception on July 10, 2000 through December 31, 2000, as investors in the early stages of the economic slowdown sold lesser-quality growth companies and gravitated to those growth companies perceived to have unassailable fundamental strengths that would carry them through the macroeconomic storm. The Fund performed relatively well in this period because these are the type of growth companies we strive to own. Unfortunately, as the bear market extended longer than bear markets of the recent past, investors began to "throw in the towel" even on the best growth companies. We responded by reducing our exposure to larger companies with many customers and broad product lines, including JDS Uniphase Corporation, Network Appliance, Inc. and Corning Incorporated, because we perceived a greater vulnerability to a slowing economy. We replaced these with

--------------------------------------------------------------------------------

somewhat smaller companies, such as Sonus Neworks, Inc., ONI Systems Corp. and IDEC Pharmaceuticals Corporation, which address more niche-like markets with secular growth dynamics less likely to be greatly impacted by macroeconomic trends. The stocks we sold continued to decline dramatically. Unfortunately, the stocks we replaced them with also declined (though not as severely) because of the investor attitudes described above.

  As we neared the end of the second quarter of 2001, we were encouraged by the observation that companies in our high-growth universe were starting to provide anecdotal news that was occasionally positive. This is a dramatic reversal from just six months ago, when anecdotal news was universally negative. This significant trend change may be a sign of better times ahead.

  We believe the Fund is well positioned for an improvement in fundamentals and investor sentiment in the second half of 2001. A rebounding economy should contribute to better financial results, which tend to lead to more positive investor sentiment and subsequent price/earnings multiple expansion. While slower in absolute terms than in previous periods, our companies continued to deliver strong growth metrics in the first quarter of 2001. These strong positive growth numbers continued despite a quarter that saw the average Standard & Poor's 500 Index company's growth move from slightly positive in the six months ended December 31, 2000, to significantly negative in the six months ended June 30, 2001. We expect the best fundamentally positioned growth companies to lead in any sustained market rebound.

IN CONCLUSION

  We appreciate your investment in Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc., and we continue to have very high confidence in our investment process and its ability to identify the very best companies capable of contributing to superior long-term portfolio returns.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ James D. McCall
James D. McCall
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (7/10/00) to 6/30/01                                           -61.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH      SINCE INCEPTION
AS OF JUNE 30, 2001                                           TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------------------------------------------
Class A Shares                                                   -49.00%          -61.65%
---------------------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 7/10/00.

 Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES--FOCUS TWENTY SELECT FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY          INDUSTRY                 HELD                    COMMON STOCKS                  VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
CANADA           COMPUTERS &               38,000    +Celestica Inc.........................  $ 1,957,000       5.0%
                 PERIPHERALS
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN CANADA              1,957,000       5.0
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AUTOMOBILES               42,000    Harley-Davidson, Inc...................    1,977,360       5.1
                 -----------------------------------------------------------------------------------------------------
                 BIOTECHNOLOGY             50,000    +IDEC Pharmaceuticals Corporation......    3,350,000       8.6
                                           45,000    +Millennium Pharmaceuticals, Inc.......    1,584,000       4.0
                                                                                              -----------     -----
                                                                                                4,934,000      12.6
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS            48,000    +CIENA Corporation.....................    1,821,120       4.6
                 EQUIPMENT                 39,000    +Comverse Technology, Inc. ............    2,227,290       5.7
                                           50,000    +Extreme Networks, Inc. ...............    1,460,500       3.7
                                           41,000    +Juniper Networks, Inc. ...............    1,274,280       3.3
                                           66,000    +ONI Systems Corp. ....................    1,841,400       4.7
                                            3,500    +QUALCOMM Incorporated.................      202,580       0.5
                                           20,000    Scientific-Atlanta, Inc. ..............      812,000       2.1
                                          120,800    +Sonus Networks, Inc. .................    2,759,072       7.1
                                                                                              -----------     -----
                                                                                               12,398,242      31.7
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &               55,000    +EMC Corporation.......................    1,597,750       4.1
                 PERIPHERALS
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &    49,400    +Waters Corporation....................    1,363,934       3.5
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT     35,000    Applera Corporation-Applied Biosystems
                 & SUPPLIES                            Group................................      936,250       2.4
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                     30,000    +AOL Time Warner Inc. .................    1,590,000       4.1
                 -----------------------------------------------------------------------------------------------------
                 MISCELLANEOUS             14,000    +Nasdaq-100 Shares(a)..................      643,160       1.6
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES           35,000    Enron Corp. ...........................    1,715,000       4.4
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                  23,500    +Amdocs Limited........................    1,265,475       3.2
                                           70,000    +BEA Systems, Inc. ....................    2,205,000       5.7
                                           40,000    +VERITAS Software Corporation..........    2,644,000       6.8
                                                                                              -----------     -----
                                                                                                6,114,475      15.7
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE UNITED
                                                     STATES                                    33,270,171      85.2
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN COMMON STOCKS
                                                     (COST--$53,160,002)                       35,227,171      90.2
----------------------------------------------------------------------------------------------------------------------
                                             FACE
                                           AMOUNT             SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL             US$1,000,000 Gannett Company, 3.78%
                 PAPER*                              due 7/06/2001..........................      999,370       2.5
                                        1,432,000    General Motors Acceptance Corp., 4.13%
                                                       due 7/02/2001........................    1,431,672       3.7
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SHORT-TERM
                                                     SECURITIES (COST--$2,431,042)              2,431,042       6.2
----------------------------------------------------------------------------------------------------------------------
    OPTIONS              NOMINAL VALUE COVERED BY
   PURCHASED                    OPTIONS PURCHASED                     ISSUE
----------------------------------------------------------------------------------------------------------------------
PUT OPTIONS                                20,000    Scientific Atlanta, expiring September
PURCHASED                                              2001 at $50..........................      208,000       0.5
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL OPTIONS PURCHASED (PREMIUMS
                                                     PAID--$130,600)                              208,000       0.5
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS (COST--$55,721,644)..   37,866,213      96.9
                                                     OTHER ASSETS LESS LIABILITIES..........    1,204,825       3.1
                                                                                              -----------     -----
                                                     NET ASSETS.............................  $39,071,038     100.0%
                                                                                              ===========     =====
----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$55,591,044)........               $ 37,658,213
Options purchased, at value (cost--$130,600)................                    208,000
Cash........................................................                        209
Receivables:
  Securities sold...........................................  $1,158,321
  Capital shares sold.......................................     102,485
  Dividends.................................................       1,747      1,262,553
                                                              ----------
Prepaid expenses............................................                     37,741
                                                                           ------------
Total assets................................................                 39,166,716
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................      32,052
  Investment adviser........................................      26,219
  Capital shares redeemed...................................         132         58,403
                                                              ----------
Accrued expenses............................................                     37,275
                                                                           ------------
Total liabilities...........................................                     95,678
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $ 39,071,038
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,020,387
Paid-in capital in excess of par............................                 84,440,928
Accumulated investment loss--net............................                   (111,374)
Accumulated realized capital losses on investments--net.....                (28,423,472)
Unrealized depreciation on investments--net.................                (17,855,431)
                                                                           ------------
NET ASSETS..................................................               $ 39,071,038
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $39,071,038 and 10,203,866
  shares outstanding........................................               $       3.83
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $    127,426
Dividends...................................................                   12,527
                                                                         ------------
Total income................................................                  139,953
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $202,441
Accounting services.........................................    11,828
Offering costs..............................................     7,560
Registration fees...........................................     7,308
Custodian fees..............................................     7,060
Professional fees...........................................     6,594
Printing and shareholder reports............................     4,148
Transfer agent fees.........................................     2,302
Directors' fees and expenses................................       761
Pricing services............................................       365
Other.......................................................     1,095
                                                              --------
Total expenses..............................................                  251,462
                                                                         ------------
Investment loss--net........................................                 (111,509)
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (26,675,138)
Change in unrealized depreciation on investments--net.......               (7,450,868)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(34,237,515)
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX     FOR THE PERIOD
                                                                MONTHS ENDED    JULY 10, 2000+
                                                                  JUNE 30,      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001             2000
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................    $  (111,509)     $     79,126
Realized loss on investments--net...........................    (26,675,138)       (1,748,334)
Change in unrealized depreciation on investments--net.......     (7,450,868)      (10,404,563)
                                                                ------------     ------------
Net decrease in net assets resulting from operations........    (34,237,515)      (12,073,771)
                                                                ------------     ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................             --           (79,126)
In excess of investment income--net:
  Class A...................................................             --           (12,061)
                                                                ------------     ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................             --           (91,187)
                                                                ------------     ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      8,491,958        75,981,553
                                                                ------------     ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (25,745,557)       63,816,595
Beginning of period.........................................     64,816,595         1,000,000
                                                                ------------     ------------
End of period*..............................................    $39,071,038      $ 64,816,595
                                                                ============     ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $  (111,374)     $        135
                                                                ============     ============
-----------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                -------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE SIX     FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   MONTHS ENDED    JULY 10, 2000+
FINANCIAL STATEMENTS.                                             JUNE 30,      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                             2001             2000
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   7.51         $  10.00
                                                                  --------         --------
Investment income (loss)--net...............................          (.01)++++         .01
Realized and unrealized loss on investments--net............         (3.67)           (2.49)
                                                                  --------         --------
Total from investment operations............................         (3.68)           (2.48)
                                                                  --------         --------
Less dividends:
  Investment income--net....................................            --             (.01)
  In excess of investment income--net.......................            --               --+++
                                                                  --------         --------
Total dividends.............................................            --             (.01)
                                                                  --------         --------
Net asset value, end of period..............................      $   3.83         $   7.51
                                                                  ========         ========
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (49.00%)++       (24.80%)++
                                                                  ========         ========
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................         1.06%*           1.08%*
                                                                  ========         ========
Expenses....................................................         1.06%*           1.12%*
                                                                  ========         ========
Investment income (loss)--net...............................         (.47%)*           .74%*
                                                                  ========         ========
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $ 39,071         $ 64,817
                                                                  ========         ========
Portfolio turnover..........................................        59.45%           32.05%
                                                                  ========         ========
-----------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Aggregate total investment return.
+++Amount is less than $.01 per share.
++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Focus Twenty Select Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund

--------------------------------------------------------------------------------

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .85% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $2,898 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $5,231 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street

--------------------------------------------------------------------------------

provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $38,358,415 and $25,585,646, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $(26,837,930)    $(17,932,831)
Short-term investments..............            129               --
Options written.....................        308,616               --
Options purchased...................       (145,953)          77,400
                                       ------------     ------------
Total...............................   $(26,675,138)    $(17,855,431)
                                       ============     ============
---------------------------------------------------------------------

  Transactions in options written for the six months ended June 30, 2001 were as follows:

---------------------------------------------------------------------
                                           Nominal Value
                                            Covered by      Premiums
Call Options Written                      Written Options   Received
---------------------------------------------------------------------
Outstanding call options written,
 beginning of period....................           --              --
Options written.........................       90,000       $ 416,004
Options closed..........................      (90,000)       (416,004)
                                              -------       ---------
Outstanding call options written, end of
 period.................................           --       $      --
                                              =======       =========
---------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $17,855,431, of which $1,511,085 related to appreciated securities and $19,366,516 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $55,721,644.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 2001                             Shares        Amount
-----------------------------------------------------------------
Shares sold............................  2,002,748    $10,625,945
Shares redeemed........................   (426,974)    (2,133,987)
                                         ---------    -----------
Net increase...........................  1,575,774    $ 8,491,958
                                         =========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Period July 10,                     Dollar
2000+ to December 31, 2000                  Shares         Amount
-----------------------------------------------------------------
Shares sold............................  8,754,151    $78,071,476
Shares issued to shareholders in
 reinvestment of dividends.............     11,542         91,187
                                         ---------    -----------
Total issued...........................  8,765,693     78,162,663
Shares redeemed........................   (237,601)    (2,181,110)
                                         ---------    -----------
Net increase...........................  8,528,092    $75,981,553
                                         =========    ===========
-----------------------------------------------------------------

+ Prior to July 10, 2000 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $917,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2001, Fundamental Growth Focus Fund had a total return of -15.05%. The Lipper Large Cap Growth Funds Average return was -16.22% for the same period. The Fund's performance reflects the overall downturn in US equity markets over the six-month period as well as the negative returns on many large-capitalization growth stocks. The Fund had relative and absolute positive returns on stocks in the retailing, media and insurance industries. The Fund gained from positive total returns among its top ten equity holdings at the close of the six-month period ended June 30, 2001, which included: AOL Time Warner Inc., General Electric Company, Lowe's Companies, Inc. and Lincoln National Corporation. The Fund was underweighted relative to the Standard & Poor's 500 Index weighting in technology stocks during the period. There was an opportunity lost in that the stocks of a number of the largest market capitalization companies, such as Microsoft Corporation, Dell Computer Corporation and International Business Machines Corporation, experienced substantial price appreciation during the period.

  At June 30, 2001, the Fund's top five industry sectors were: retailing, 20.2% of net assets; media, 11.6%; energy, 5.4%; beverages, 5.4% and communications equipment, 5.1%. The top ten equity holdings for the six months ended June 30, 2001 were: Wal-Mart Stores, Inc., AOL Time Warner Inc., General Electric Company, Lowe's Companies, Inc., PepsiCo, Inc., Wells Fargo Company, Lincoln National Corporation, Nokia Oyj, The Home Depot, Inc. and Enron Corp.

  We believe that the US Federal Reserve Board's expansionary monetary policy since early January 2001 and the upcoming distribution of Federal tax rebate checks could cause an increase in the real rate of growth of consumer spending on staple goods, including entertainment products and services. Consequently, our investment in general merchandise and soft goods retailing companies remains the largest industry weighting as a percentage of net assets in the Fund. The second largest sector included the stocks of media companies such as AOL Time Warner Inc. and The Walt Disney Company.

IN CONCLUSION

We thank you for your continued investment in Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/01                                         -22.69%
----------------------------------------------------------------------
Inception (4/03/00) to 6/30/01                                 -17.49
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -15.05%        -22.69%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                           SHARES                                                                               PERCENT OF
     INDUSTRY                HELD                           COMMON STOCKS                            VALUE      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
BANKS                      17,000      Northern Trust Corporation                                 $ 1,062,500       1.9%
                           38,000      Wells Fargo Company                                          1,764,340       3.1
                                                                                                  -----------     -----
                                                                                                    2,826,840       5.0
--------------------------------------------------------------------------------------------------------------------------
BEVERAGES                  15,000      Anheuser-Busch Companies, Inc.                                 618,000       1.1
                           13,000      The Coca-Cola Company                                          585,000       1.1
                           40,600      PepsiCo, Inc.                                                1,794,520       3.2
                                                                                                  -----------     -----
                                                                                                    2,997,520       5.4
--------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY              17,000      +Amgen Inc.                                                  1,037,340       1.9
                           13,000      +IDEC Pharmaceuticals Corporation                              871,000       1.6
                           24,000      +Immunex Corporation                                           414,720       0.7
                                                                                                  -----------     -----
                                                                                                    2,323,060       4.2
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES        11,000      +Concord EFS, Inc.                                             578,710       1.0
& SUPPLIES
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS            120,000      Lucent Technologies Inc.                                       744,000       1.3
EQUIPMENT
                           73,000      Nokia Oyj 'A' (ADR)*                                         1,608,920       2.9
                            9,000      +QUALCOMM Incorporated                                         520,920       0.9
                                                                                                  -----------     -----
                                                                                                    2,873,840       5.1
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                 7,000      The Goldman Sachs Group, Inc.                                  600,600       1.1
FINANCIALS
                            8,500      Morgan Stanley Dean Witter & Co.                               545,955       1.0
                           23,500      State Street Corporation                                     1,163,015       2.1
                           11,000      T. Rowe Price Group Inc.                                       417,120       0.7
                                                                                                  -----------     -----
                                                                                                    2,726,690       4.9
--------------------------------------------------------------------------------------------------------------------------
ENERGY                     26,000      Baker Hughes Incorporated                                      871,000       1.6
EQUIPMENT &                13,800      +Noble Drilling Corporation                                    451,950       0.8
SERVICE                    12,000      +Rowan Companies, Inc.                                         265,200       0.5
                           29,500      +Weatherford International, Inc.                             1,416,000       2.5
                                                                                                  -----------     -----
                                                                                                    3,004,150       5.4
--------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG                13,250      Koninklijke Ahold NV                                           415,046       0.7
RETAILING
--------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS        15,000      McDonald's Corporation                                         405,900       0.7
& LEISURE
--------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS         10,000      Colgate-Palmolive Company                                      589,900       1.0
--------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &             9,000      Electronic Data Systems Corporation                            562,500       1.0
SERVICES
                           20,500      +Infonet Services Corporation (Class B)                        174,250       0.3
                                                                                                  -----------     -----
                                                                                                      736,750       1.3
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                 45,000      General Electric Company                                     2,193,750       3.9
CONGLOMERATES
--------------------------------------------------------------------------------------------------------------------------
INSURANCE                  15,000      AFLAC Incorporated                                             472,350       0.8
                           13,000      American International Group, Inc.                           1,118,000       2.0
                           11,250      Everest Re Group, Ltd.                                         841,500       1.5
                           32,000      Lincoln National Corporation                                 1,656,000       3.0
                            1,400      +Markel Corporation                                            275,100       0.5
                            4,300      Marsh & McLennan Companies, Inc.                               434,300       0.8
                                                                                                  -----------     -----
                                                                                                    4,797,250       8.6
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                           SHARES                                                                               PERCENT OF
     INDUSTRY                HELD                           COMMON STOCKS                            VALUE      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
MEDIA                      49,000      +AOL Time Warner Inc.                                      $ 2,597,000       4.6%
                           22,200      +Clear Channel Communications, Inc.                          1,391,940       2.5
                            7,500      +Hispanic Broadcasting Corporation                             215,175       0.4
                           13,550      The Interpublic Group of Companies, Inc.                       397,692       0.7
                                       +Viacom, Inc.:
                              700        (Class A)                                                     37,128       0.1
                            8,906        (Class B)                                                    460,886       0.8
                           48,500      The Walt Disney Company                                      1,401,165       2.5
                                                                                                  -----------     -----
                                                                                                    6,500,986      11.6
--------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL           17,500      +Kohl's Corporation                                          1,097,775       2.0
                           54,100      Wal-Mart Stores, Inc.                                        2,640,080       4.7
                                                                                                  -----------     -----
                                                                                                    3,737,855       6.7
--------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES            31,500      Enron Corp.                                                  1,543,500       2.8
--------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS          14,000      The Estee Lauder Companies Inc. (Class A)                      603,400       1.1
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             7,250      Allergan Inc.                                                  619,875       1.1
                            5,650      +Forest Laboratories, Inc.                                     401,150       0.7
                           10,000      +King Pharmaceuticals, Inc.                                    537,500       1.0
                           12,400      Mylan Laboratories, Inc.                                       348,812       0.6
                            7,000      Sanofi-Synthelabo SA                                           459,281       0.8
                            7,100      +Watson Pharmaceuticals, Inc.                                  437,644       0.8
                                                                                                  -----------     -----
                                                                                                    2,804,262       5.0
--------------------------------------------------------------------------------------------------------------------------
SOFTWARE                   23,000      +Rational Software Corporation                                 646,070       1.2
--------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL           34,000      +Bed Bath & Beyond Inc.                                      1,028,160       1.8
                           35,400      CVS Corporation                                              1,366,440       2.5
                           33,750      The Home Depot, Inc.                                         1,571,062       2.8
                           28,000      Lowe's Companies, Inc.                                       2,031,400       3.6
                           33,605      Walgreen Co.                                                 1,147,611       2.1
                                                                                                  -----------     -----
                                                                                                    7,144,673      12.8
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                   21,900      Vodafone Group PLC (ADR)*                                      489,465       0.9
TELECOMMUNICATION
SERVICES
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN COMMON STOCKS
                                       (COST--$54,140,734)                                         49,939,617      89.3
--------------------------------------------------------------------------------------------------------------------------
                             FACE
                           AMOUNT                       SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT          $3,000,000      Fannie Mae, 3.67% due 7/12/2001                              2,996,330       5.4
AGENCY                                 Federal Home Loan Bank:
OBLIGATIONS**           3,000,000        3.79% due 7/02/2001                                        2,999,368       5.4
                        1,480,000        3.81% due 7/13/2001                                        1,477,964       2.6
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                       (COST--$7,473,662)                                           7,473,662      13.4
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS
                                       (COST--$61,614,396)                                         57,413,279     102.7
                                       LIABILITIES IN EXCESS OF OTHER ASSETS                       (1,515,042)     (2.7)
                                                                                                  -----------     -----
                                       NET ASSETS                                                 $55,898,237     100.0%
                                                                                                  ===========     =====
--------------------------------------------------------------------------------------------------------------------------

  *   American Depositary Receipts (ADR).

   ** Certain US Government Agency Obligations are traded on a discount basis;
      the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  +   Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$61,614,396)........               $57,413,279
Cash........................................................                     2,953
Receivables:
  Securities sold...........................................  $1,480,886
  Capital shares sold.......................................     949,335
  Dividends.................................................      11,303     2,441,524
                                                              ----------
Prepaid expenses............................................                    39,909
                                                                           -----------
Total assets................................................                59,897,665
                                                                           -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   3,920,202
  Investment adviser........................................      26,778
  Capital shares redeemed...................................         561     3,947,541
                                                              ----------
Accrued expenses............................................                    51,887
                                                                           -----------
Total liabilities...........................................                 3,999,428
                                                                           -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................               $55,898,237
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $   713,061
Paid-in capital in excess of par............................                64,393,258
Undistributed investment income--net........................                   154,668
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (5,161,633)
Unrealized depreciation on investments--net.................                (4,201,117)
                                                                           -----------
NET ASSETS..................................................               $55,898,237
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $55,898,237 and 7,130,612
  shares outstanding........................................               $      7.84
                                                                           ===========
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $   215,329
Dividends (net of $656 foreign withholding tax).............                    119,596
                                                                            -----------
Total income................................................                    334,925
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   134,903
Custodian fees..............................................       11,805
Accounting services.........................................        6,488
Professional fees...........................................        6,402
Registration fees...........................................        5,186
Printing and shareholder reports............................        4,103
Offering costs..............................................        3,711
Transfer agent fees.........................................        2,188
Directors' fees and expenses................................          764
Pricing services............................................           99
Other.......................................................        1,633
                                                              -----------
Total expenses..............................................                    177,282
                                                                            -----------
Investment income--net......................................                    157,643
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (3,554,563)
  Foreign currency transactions--net........................       (4,329)   (3,558,892)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net:.........................................   (3,479,160)
  Foreign currency transactions--net........................        3,234    (3,475,926)
                                                              -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(6,877,175)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX    FOR THE PERIOD
                                                              MONTHS ENDED   APRIL 3, 2000+
                                                                JUNE 30,     TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   157,643      $   123,189
Realized loss on investments and foreign currency
  transactions--net.........................................   (3,558,892)      (1,602,170)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (3,475,926)        (725,191)
                                                              -----------      -----------
Net decrease in net assets resulting from operations........   (6,877,175)      (2,204,172)
                                                              -----------      -----------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (3,417)        (123,189)
In excess of investment income--net:
  Class A...................................................           --          (19,206)
                                                              -----------      -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (3,417)        (142,395)
                                                              -----------      -----------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   30,298,935       33,826,461
                                                              -----------      -----------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   23,418,343       31,479,894
Beginning of period.........................................   32,479,894        1,000,000
                                                              -----------      -----------
End of period*..............................................  $55,898,237      $32,479,894
                                                              ===========      ===========
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $   154,668      $       442
                                                              ===========      ===========
--------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         CLASS A
                                                              ------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  FOR THE SIX    FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 MONTHS ENDED   APRIL 3, 2000+
FINANCIAL STATEMENTS.                                           JUNE 30,     TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001            2000
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $     9.23       $   10.00
                                                               ----------       ---------
Investment income--net......................................          .03++++          .03
Realized and unrealized loss on investments and foreign
  currency transactions--net................................        (1.42)           (.76)
                                                               ----------       ---------
Total from investment operations............................        (1.39)           (.73)
                                                               ----------       ---------
Less dividends:
  Investment income--net....................................           --++          (.04)
  In excess of investment income--net.......................           --              --++
                                                               ----------       ---------
Total dividends.............................................           --            (.04)
                                                               ----------       ---------
Net asset value, end of period..............................   $     7.84       $    9.23
                                                               ==========       =========
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (15.05%)++       (7.27%)++
                                                               ==========       =========
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................         .85%*          1.09%*
                                                               ==========       =========
Expenses....................................................         .85%*          1.12%*
                                                               ==========       =========
Investment income--net......................................         .76%*          1.18%*
                                                               ==========       =========
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $   55,898       $  32,480
                                                               ==========       =========
Portfolio turnover..........................................       73.58%          95.44%
                                                               ==========       =========
--------------------------------------------------------------------------------------------

*   Annualized.
** Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+   Commencement of operations.
++  Amount is less than $.01 per share.
++  Aggregate total investment return.
++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund

--------------------------------------------------------------------------------

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $15,124 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $448 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street

--------------------------------------------------------------------------------

provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $56,961,256 and $25,082,147, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

------------------------------------------------------------------
                                        Realized       Unrealized
                                     Gains (Losses)      Losses
------------------------------------------------------------------
Long-term investments..............   $(3,554,709)     $(4,201,117)
Short-term investments.............           146               --
Foreign currency transactions......        (4,329)              --
                                      -----------      -----------
Total..............................   $(3,558,892)     $(4,201,117)
                                      ===========      ===========
------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $4,201,117, of which $1,212,811 related to appreciated securities and $5,413,928 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $61,614,396.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months                       Dollar
Ended June 30, 2001                       Shares        Amount
-----------------------------------------------------------------
Shares sold............................  3,747,672    $31,378,629
Shares issued to shareholders in
 reinvestment of dividends.............        396          3,417
                                         ---------    -----------
Total issued...........................  3,748,068     31,382,046
Shares redeemed........................   (135,616)    (1,083,111)
                                         ---------    -----------
Net increase...........................  3,612,452    $30,298,935
                                         =========    ===========
-----------------------------------------------------------------

----------------------------------------------------------------------
Class A Shares for the Period April 3, 2000+                 Dollar
to December 31, 2000                           Shares        Amount
----------------------------------------------------------------------
Shares sold..............................     3,563,654    $35,404,509
Shares issued to shareholders in
 reinvestment of dividends...............        15,311        142,395
                                              ---------    -----------
Total issued.............................     3,578,965     35,546,904
Shares redeemed..........................      (160,805)    (1,720,443)
                                              ---------    -----------
Net increase.............................     3,418,160    $33,826,461
                                              =========    ===========
----------------------------------------------------------------------

+ Prior to April 3, 2000 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $111,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  On May 1, 2001, Global Strategy Focus Fund was renamed Global Allocation Focus Fund. Along with the Fund's new name, changes were made to the Fund's management policies. In March, a supplement was filed with the Securities and Exchange Commission amending the investment restrictions contained in the prospectus of the Fund. The changes broadened the Fund's investment possibilities to include, among other things, investments in bonds and convertible instruments rated investment-grade or below. Going forward, the Fund will be measured against a new composite benchmark or Reference Portfolio. This benchmark is comprised of a 36% weighting in the unmanaged Standard & Poor's 500 (S&P 500) Index, a 24% weighting in the Financial Times/Standard & Poor's-Actuaries World Index (Ex-US), a 24% weighting in Merrill Lynch Treasury Index GA05 (5-year US Treasury Bond), and a 16% weighting in Salomon Brothers World Government Bond Index (Ex-US). We believe the new benchmark provides for a better comparison to the Fund's new investment objectives.

  For the six-month period ended June 30, 2001, Global Allocation Focus Fund's Class A Shares had a total return of -8.85%. This compared to the -10.55% total return to the Fund's historic benchmark, the Morgan Stanley Capital International World Index and -6.02% for the Fund's new composite benchmark for the same six-month period.

  As of June 30, 2001, the Fund's asset allocation was equities, 55.3% of net assets and fixed-income securities, 29.4%. This compared to the asset allocation of the Fund's new benchmark: equities, 60% and fixed-income securities, 40%. During the past six months, the Fund slightly increased its weightings in US dollar denominated bonds, US and Japanese equities and cash. The Fund reduced its weightings in equities of European issuers and bonds of Japanese issuers.

  Evidence of rapidly slowing US economic activity in late 2000 carried into the first half of 2001. In January, the Federal Reserve Board responded by cutting interest rates twice, for a total of 100 basis points (1.00%). Global financial markets initially cheered this aggressive action and rallied in expectation that the slowdown would be short-lived. In the ensuing months, however, further signs of a weakening economy and tumbling corporate profits drove the markets even lower, with each subsequent interest rate cut followed by rallies that progressively lacked conviction.

  The Federal Reserve Board carried out a total of six interest rate cuts in the first half of 2001, pushing its target overnight interest rate 275 basis points lower to 3.75% from 6.50%. Weakness was concentrated in the manufacturing sector where production and orders declined to levels not seen since the 1990-91 recession. Capital investment dropped sharply as corporations looked to reduce costs and questioned previously forecasted returns on their earlier spending efforts. Whereas industrial sector performance implied recession, buoyant consumer activity kept the overall economy afloat. The housing market remained firm, undoubtedly spurred by the lower interest rate environment. Meanwhile, consumer spending on soft and durable goods belied the fact that layoffs rose to a 30-month high during the period, while the market sell-off shrunk the accumulated wealth of the population at large--arguably reducing or even reversing the positive "wealth-effect" of recent years.

  The financial markets remained anxious about whether the apparent consumer strength might eventually falter. The Federal Reserve Board's actions demonstrated similar unease. Worldwide gross domestic product growth forecasts continued to decline. The US gross domestic product slowed to a 1.2% growth rate in first quarter 2001. European growth decelerated, demonstrating that the continent was not immune from a US slowdown. The European Central Bank (ECB) reduced its forecast for euro-zone growth to 2.2% for this year, while some European officials stated concern that growth may not even reach 2%. The Japanese economy weakened further, and following a 0.2% decline in first quarter 2001 gross domestic product, Japanese officials said the country may now be in recession.

  Bearish sentiment appeared to climax in March. Scores of high-profile companies, particularly in technology, media and telecommunications (TMT), pre-announced negative earnings reports and offered sharp downward revisions to their forecasts citing a "lack of visibility" in orders and poor economic prospects in general. The NASDAQ Composite Index dropped below 2000 for the first time in over two years. Hastening and broadening the sell-off were surprisingly weak forecasts from several "old economy" companies, which helped push the S&P 500 Index down to levels unseen since late 1998. As for Europe, the Dow Jones STOXX Europe 50 Index fell to a

--------------------------------------------------------------------------------

17-month low. In Japan, the Nikkei 225 stock index average fell to a 15-year low (note that the Nikkei 225 stock index was rebalanced in favor of TMT shares in 2000). Though stocks managed to regain some of their losses in an April rally, they gradually began to give back what they had recovered towards June 2001.

  The series of US interest rate cuts as well as a modest cut by the ECB, caused short-term financing rates to decline. However, yield curves steepened as 10-year government benchmark yields rose in apparent concern over a pick up in inflation. Japanese benchmark yields, in direct contrast, declined sharply as deflationary trends there continued and the new Prime Minister stated plans to restrict the issuance of debt. Notably, Japan's Standard & Poor's credit rating was downgraded below AAA for the first time in 26 years as a result of rising debt and the failure to tackle its banking crisis. Elsewhere, credit markets were rather volatile. Highly accommodative monetary policy appeared to dispel concerns that arose late last year over high corporate debt levels and deteriorating cash flows. As the economy continued to slow, these fears were revived, particularly within the telecommunications sector where bankruptcies and liquidity concerns frightened investors. Renewed turbulence in emerging markets debt, driven by a foreign exchange crisis in Turkey and rising default risk in Argentine issues, was also to blame for widening credit spreads. Despite the shrinking of yield differentials with most other major economies and stubbornly high trade deficits, the US dollar went from strength to strength as investors continued to prefer the United States to other markets.

  In an effort to align the Fund's holdings more closely with the new composite benchmark, we gradually adjusted our holdings in the United States, Europe and Japan during the six months ended June 30, 2001. Throughout this period, we took advantage of lower prices and more attractive valuations of stocks of US telecommunications and technology companies by increasing exposure to new holdings. In Europe, we reduced the Fund's holdings in equities from 25.6% to 10.5% of net assets and restructured the individual holdings. In addition, the list of holdings in Europe was changed to reflect a management bias more consistent with a traditional value-investor approach. The mix of securities comprising the Fund's Japanese equity exposure was similarly restructured and significantly altered. Our overall Japanese equity exposure decreased to 4.3% of net assets. The Fund's US fixed-income exposure (including bonds of foreign issuers denominated in US dollars) increased from 2.2% to 8.2% of net assets as a result of the addition of several corporate bond positions. The Fund's cash position increased during the period from 3.9% to 8.3% of net assets. As of June 30, 2001, the Fund's net weighting in the US dollar was 53.2%, including both dollar-denominated assets and the portion of assets hedged back into dollars. The Fund's net weighting in the euro at the end of the period was approximately 30%.

IN CONCLUSION

  We thank you for your investment in Global Allocation Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

[/s/ Terry K. Glenn]
Terry K. Glenn
President and Director

[/s/ Bryan N. Ison]
Bryan N. Ison
Senior Vice President and Co-Portfolio Manager

[/s/ Dennis W. Stattman]
Dennis W. Stattman
Senior Vice President and Co-Portfolio Manager

July 31, 2001

---------------------------------------------------------

Effective January 29, 2001, Bryan N. Ison and Dennis W. Stattman became responsible for the day-to-day management of Global Allocation Focus Fund. Mr. Ison has been First Vice President of Merrill Lynch Investment Managers, L.P.
(MLIM) since 1997 and Vice President from 1985 to 1997. Mr. Stattman has been First Vice President of MLIM since 1997 and Vice President from 1989 to 1997.

---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   -17.10%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                  + 5.80
--------------------------------------------------------------------------------
Inception (2/28/92) to 6/30/01                                            + 6.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -8.85%         -17.10%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        BANKS                          22,000    +National Australia Bank Limited
                                                            (7.875% Convertible
                                                            Preferred)....................  $    685,300       0.2%
                 ----------------------------------------------------------------------------------------------------
                 MINING                        675,000    Pasminco Limited................       104,605       0.0
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN AUSTRALIA              789,905       0.2
---------------------------------------------------------------------------------------------------------------------
BERMUDA          INSURANCE                      42,300    ACE Limited.....................     1,653,507       0.4
                                                 6,700    XL Capital Ltd. (Class A).......       550,070       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BERMUDA              2,203,577       0.5
---------------------------------------------------------------------------------------------------------------------
BRAZIL           AEROSPACE & DEFENSE            43,200    Embraer-Empresa Brasileira de
                                                            Aeronautica SA (ADR)*.........     1,686,960       0.4
                 ----------------------------------------------------------------------------------------------------
                 BANKS                          43,200    Uniao de Bancos Brasileiros SA
                                                            (Unibanco) (GDR)**............     1,099,440       0.2
                 ----------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED                63,600    Petroleo Brasileiro
                                                            SA--Petrobras.................     1,656,436       0.4
                                                21,000    Petroleo Brasileiro
                                                            SA--Petrobras (ADR)*..........       546,000       0.1
                                                                                            ------------     -----
                                                                                               2,202,436       0.5
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS             96,800    Embratel Participac oes SA
                                                            (ADR)*........................       724,064       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BRAZIL               5,712,900       1.2
---------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS                 28,928    Nortel Networks Corporation.....       262,956       0.1
                 EQUIPMENT
                 ----------------------------------------------------------------------------------------------------
                 COMPUTER TECHNOLOGY             7,200    +Celestica Inc. ................       370,800       0.1
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONICS COMPONENTS         19,000    +C-MAC Industries Inc. .........       503,295       0.1
                 ----------------------------------------------------------------------------------------------------
                 MACHINERY                      30,300    +ATS Automation Tooling Systems,
                                                            Inc. .........................       442,241       0.1
                 ----------------------------------------------------------------------------------------------------
                 METALS                         36,600    Alcan Aluminium Ltd. ...........     1,537,932       0.3
                 ----------------------------------------------------------------------------------------------------
                 PAPER PRODUCTS                119,500    Domtar, Inc. ...................     1,103,186       0.2
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CANADA               4,220,410       0.9
---------------------------------------------------------------------------------------------------------------------
CAYMAN           FINANCE                   150,000,000    +TB Finance (Cayman) Ltd.
ISLANDS                                                   (2.75% Convertible Preferred)...       956,142       0.2
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CAYMAN ISLANDS         956,142       0.2
---------------------------------------------------------------------------------------------------------------------
CHINA            OIL--INTEGRATED                96,400    PetroChina Company Limited
                                                            (ADR)*........................     1,966,560       0.4
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS            132,500    +China Mobile (Hong Kong)
                                                            Limited.......................       698,182       0.2
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CHINA                2,664,742       0.6
---------------------------------------------------------------------------------------------------------------------
DENMARK          INDUSTRIAL--SERVICES            7,090    +ISS A/S........................       415,209       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN DENMARK                415,209       0.1
---------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS                 24,181    Nokia Oyj (Series A)............       548,026       0.1
                 EQUIPMENT
                 ----------------------------------------------------------------------------------------------------
                 HOLDING COMPANY                 4,110    Amer Group Ltd. ................        93,947       0.0
                 ----------------------------------------------------------------------------------------------------
                 PAPER & FOREST                 36,777    Metsa-Serla Oyj 'B'.............       213,278       0.0
                 PRODUCTS
                                                30,941    Stora Enso Oyj 'R'..............       335,292       0.1
                                                17,735    UPM-Kymmene Oyj.................       501,333       0.2
                                                                                            ------------     -----
                                                                                               1,049,903       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FINLAND              1,691,876       0.4
---------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                     3,346    +PSA Peugeot Citroen............       908,454       0.2

                 ----------------------------------------------------------------------------------------------------
                 BANKS                          10,770    Banque Nationale de Paris
                                                            (BNP).........................       937,318       0.2
                                                 3,772    Societe Generale 'A'............       223,377       0.1
                                                                                            ------------     -----
                                                                                               1,160,695       0.3
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FRANCE           BUILDING PRODUCTS               3,706    Compagnie de Saint Gobain.......  $    503,569       0.1%
                 ----------------------------------------------------------------------------------------------------
(CONCLUDED)      CONSTRUCTION MATERIALS          4,747    Lafarge SA (Ordinary)...........       405,900       0.1
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                     6,401    Vivendi Universal SA............       373,104       0.1
                 ----------------------------------------------------------------------------------------------------
                 METALS & MINING                27,812    Usinor SA.......................       291,730       0.1
                 ----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY                  7,929    Eurazeo.........................       459,819       0.1
                 ----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES                14,704    Suez SA.........................       473,039       0.1
                 ----------------------------------------------------------------------------------------------------
                 OIL--RELATED                    7,237    Total Fina SA 'B'...............     1,013,380       0.2
                 ----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                17,889    Aventis SA......................     1,428,157       0.3
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS &            3,438    Alcatel.........................        71,892       0.0
                 EQUIPMENT
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FRANCE               7,089,739       1.6
---------------------------------------------------------------------------------------------------------------------
GERMANY          BANKS                          13,256    Bayerische Hypo-und Vereinsbank
                                                            AG............................       647,540       0.1
                                                 4,785    Deutsche Bank AG (Registered
                                                            Shares).......................       341,903       0.1
                                                                                            ------------     -----
                                                                                                 989,443       0.2
                 ----------------------------------------------------------------------------------------------------
                 CHEMICALS                      19,005    Bayer AG........................       740,123       0.2
                                                 4,320    Henkel KGaA.....................       232,276       0.0
                                                 7,522    Henkel KGaA (Preferred).........       436,217       0.1
                                                                                            ------------     -----
                                                                                               1,408,616       0.3
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    20,644    Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                          Shares).......................       465,942       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 MACHINERY & EQUIPMENT          11,991    Kloeckner-Werke AG..............       205,062       0.0
                                                15,717    Thyssen Krupp AG................       206,243       0.1
                                                                                            ------------     -----
                                                                                                 411,305       0.1
                 ----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES                20,233    E.On AG.........................     1,051,736       0.2
                                                10,755    RWE AG..........................       426,123       0.1
                                                                                            ------------     -----
                                                                                               1,477,859       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN GERMANY              4,753,165       1.0
---------------------------------------------------------------------------------------------------------------------
HONG KONG        BANKS                         135,800    Hang Seng Bank Limited..........     1,392,838       0.3
                                               129,200    Standard Chartered PLC..........     1,655,350       0.4
                                                                                            ------------     -----
                                                                                               3,048,188       0.7
                 ----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY                160,380    Hutchison Whampoa Limited.......     1,619,242       0.4
                 ----------------------------------------------------------------------------------------------------
                 REAL ESTATE                   136,000    Cheung Kong (Holdings) Ltd. ....     1,482,070       0.3
                                               174,000    Sun Hung Kai Properties Ltd. ...     1,567,135       0.3
                                                                                            ------------     -----
                                                                                               3,049,205       0.6
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN HONG KONG            7,716,635       1.7
---------------------------------------------------------------------------------------------------------------------
IRELAND          BANKS                          88,804    Bank of Ireland.................       879,619       0.2
                 ----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES             22,228    Irish Life & Permanent PLC......       259,692       0.0
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN IRELAND              1,139,311       0.2
---------------------------------------------------------------------------------------------------------------------
ISRAEL           SOFTWARE--COMPUTER             10,200    +Check Point Software
                                                            Technologies Ltd. ............       515,814       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ISRAEL                 515,814       0.1
---------------------------------------------------------------------------------------------------------------------
ITALY            BANKS                         297,253    Banca Intesa SpA................     1,049,399       0.2
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    96,827    Telecom Italia SpA (Registered
                 TELECOMMUNICATION                          Shares).......................       462,332       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                      21,871    Assicurazioni Generali..........       657,318       0.2
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                     124,068    ENI SpA.........................     1,512,518       0.3
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ITALY            WIRELESS                       25,893    Telecom Italia Mobile (TIM)
(CONCLUDED)      TELECOMMUNICATION                          SpA...........................  $    131,965       0.0%
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ITALY                3,813,532       0.8
---------------------------------------------------------------------------------------------------------------------
JAPAN            CHEMICALS                      71,000    Shin-Etsu Chemical Co., Ltd. ...     2,607,280       0.6
                 ----------------------------------------------------------------------------------------------------
                 COMPUTERS                     125,000    NEC Corporation.................     1,688,783       0.4
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES             98,000    Tokyo Electric Power............     2,538,005       0.5
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONICS                        50    Keyence Corporation.............         9,922       0.0
                                                33,000    Murata Manufacturing Co.,
                                                            Ltd. .........................     2,193,473       0.5
                                                14,000    Rohm Company Ltd. ..............     2,175,433       0.5
                                                                                            ------------     -----
                                                                                               4,378,828       1.0
                 ----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES             90,000    The Nomura Securities Co.,
                                                            Ltd. .........................     1,724,663       0.4
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                     408,000    Mitsui Marine and Fire Insurance
                                                            Company, Ltd. ................     2,087,107       0.4
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS                127    NTT DoCoMo, Inc. ...............     2,209,670       0.5
                 ----------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES                377    East Japan Railway Company......     2,176,395       0.5
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN JAPAN               19,410,731       4.3
---------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES & TOBACCO            17,800    Fomento Economico Mexicano, SA
                                                            de CV (ADR)*..................       762,018       0.2
                 ----------------------------------------------------------------------------------------------------
                 MEDIA                          45,200    +Grupo Televisa SA (ADR)*.......     1,808,452       0.4
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN MEXICO               2,570,470       0.6
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      BROADCASTING &                 10,618    Wolters Kluwer NV 'A'...........       285,407       0.1
                 PUBLISHING
                 ----------------------------------------------------------------------------------------------------
                 CHEMICALS                      25,016    Akzo Nobel NV...................     1,058,927       0.2
                 ----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &          39,591    Buhrmann NV.....................       373,388       0.1
                 SUPPLIES
                 ----------------------------------------------------------------------------------------------------
                 DISTRIBUTORS                    9,534    Hagemeyer NV....................       183,626       0.1
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS         14,568    +ING Groep NV...................       952,128       0.2
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    22,034    KPN NV..........................       124,982       0.0
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES             13,341    Koninklijke (Royal) Philips
                                                            Electronics NV................       353,631       0.1
                 ----------------------------------------------------------------------------------------------------
                 HUMAN RESOURCES                16,662    Vedior NV 'A'...................       150,935       0.0
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                      17,572    Royal Dutch Petroleum
                                                            Company.......................     1,011,301       0.2
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE NETHERLANDS      4,494,325       1.0
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         ELECTRIC UTILITIES            120,837    Electricidade de Portugal, SA
                                                            (EDP).........................       288,488       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN PORTUGAL               288,488       0.1
---------------------------------------------------------------------------------------------------------------------
SINGAPORE        BANKING & FINANCIAL           167,573    DBS Group Holdings Limited......     1,232,425       0.3
                 ----------------------------------------------------------------------------------------------------
                 CONSTRUCTION & HOUSING        423,000    City Developments Limited.......     1,636,745       0.3
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS          47,100    +Flextronics International
                                                            Ltd. .........................     1,229,781       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SINGAPORE            4,098,951       0.9
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     PAPER PRODUCTS                 64,000    Sappi Limited (ADR)*............       572,800       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH AFRICA           572,800       0.1
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      DIVERSIFIED                   141,900    Korea Telecom Corporation
                 TELECOMMUNICATION                          (ADR)*........................     3,118,962       0.7
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONICS                     6,900    Samsung Electronics.............     1,018,685       0.2
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      FINANCIAL SERVICES--          127,700    Kookmin Bank....................  $  1,713,468       0.4%
(CONCLUDED)      COMMERCIAL
                 ----------------------------------------------------------------------------------------------------
                 INTERNET CONTENT               15,400    +Daum Communications
                                                            Corporation...................       418,008       0.1
                 ----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS                 58,000    +Hynix Semiconductor Inc.
                                                            (GDR)**.......................       623,500       0.1
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS              4,800    SK Telecom Co., Ltd. ...........       706,805       0.2
                                                24,600    SK Telecom Co., Ltd.
                                                            (ADR)*(a).....................       415,740       0.1
                                                                                            ------------     -----
                                                                                               1,122,545       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH KOREA          8,015,168       1.8
---------------------------------------------------------------------------------------------------------------------
SPAIN            ELECTRIC UTILITIES             46,479    Endesa SA.......................       741,337       0.2
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                      34,042    Repsol-YPF, SA..................       561,989       0.1
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS             41,157    +Telefonica SA..................       507,322       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SPAIN                1,810,648       0.4
---------------------------------------------------------------------------------------------------------------------
SWEDEN           BANKS                          64,236    Skandinaviska Enskilda Banken
                                                            (SEB) 'A'.....................       610,765       0.2
                 ----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS                 61,770    Telefonaktiebolaget LM Ericsson
                 EQUIPMENT                                  AB 'B'........................       337,637       0.1
                 ----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES             41,654    Electrolux AB 'B'...............       575,902       0.1
                 ----------------------------------------------------------------------------------------------------
                 INVESTMENT MANAGEMENT          44,820    Custos AB.......................     1,029,360       0.2
                 ----------------------------------------------------------------------------------------------------
                 MARKETING                      26,647    Observer AB 'A'.................       165,237       0.0
                 ----------------------------------------------------------------------------------------------------
                 REAL ESTATE                   104,100    Fastighets AB Tornet............     1,391,456       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWEDEN               4,110,357       0.9
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND      INSURANCE                       1,253    Zurich Financial Services AG....       427,310       0.1
                 ----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                31,222    Novartis AG (Registered
                                                            Shares).......................     1,129,898       0.2
                                                10,914    Roche Holding AG................       786,294       0.2
                                                                                            ------------     -----
                                                                                               1,916,192       0.4
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWITZERLAND          2,343,502       0.5
---------------------------------------------------------------------------------------------------------------------
UNITED           AEROSPACE & DEFENSE            63,992    British Aerospace PLC...........       306,444       0.0
KINGDOM                                        104,562    Rolls-Royce PLC.................       344,846       0.1
                                                                                            ------------     -----
                                                                                                 651,290       0.1
                 ----------------------------------------------------------------------------------------------------
                 BANKS                          30,384    Abbey National PLC..............       532,014       0.1
                                                40,046    Barclays PLC....................     1,227,791       0.3
                                                67,089    HSBC Holdings PLC...............       794,932       0.2
                                                47,649    Lloyds TSB Group PLC............       476,801       0.1
                                                                                            ------------     -----
                                                                                               3,031,538       0.7
                 ----------------------------------------------------------------------------------------------------
                 BEVERAGES                      40,052    Allied Domecq PLC...............       249,679       0.1
                                                35,769    Bass PLC........................       373,770       0.1
                                                                                            ------------     -----
                                                                                                 623,449       0.2
                 ----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS         62,955    Hanson PLC......................       463,506       0.1
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    81,015    British Telecommunications
                 TELECOMMUNICATION                          PLC...........................       509,310       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILING          84,714    Boots Company PLC...............       716,042       0.2
                                               146,114    J Sainsbury PLC.................       910,855       0.2
                                                44,595    Safeway PLC.....................       252,598       0.0
                                                                                            ------------     -----
                                                                                               1,879,495       0.4
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED           FOOD PRODUCTS                  67,973    Cadbury Schweppes PLC...........  $    458,389       0.1%
KINGDOM                                        215,613    Unilever PLC....................     1,816,395       0.4
                                                                                            ------------     -----
(CONCLUDED)                                                                                    2,274,784       0.5
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                      52,830    CGNU PLC........................       730,370       0.2
                                                46,355    Prudential Corporation PLC......       561,318       0.1
                                                25,635    Royal & Sun Alliance Insurance
                                                            Group PLC.....................       192,884       0.0
                                                                                            ------------     -----
                                                                                               1,484,572       0.3
                 ----------------------------------------------------------------------------------------------------
                 MANUFACTURING                 297,946    Invensys PLC....................       565,692       0.1
                 ----------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL               47,622    Kingfisher PLC..................       257,689       0.1
                 ----------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED                75,800    Shell Transport & Trading
                                                            Company (ADR)*................     3,815,772       0.8
                 ----------------------------------------------------------------------------------------------------
                 SECURITY                      131,057    Chubb PLC.......................       306,430       0.1
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS            709,318    Vodafone Group PLC..............     1,571,196       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE
                                                          UNITED KINGDOM                      17,434,723       3.8
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE            12,000    General Dynamics Corporation....       933,720       0.2
                                                26,900    Honeywell International Inc. ...       941,231       0.2
                                                                                            ------------     -----
                                                                                               1,874,951       0.4
                 ----------------------------------------------------------------------------------------------------
                 ALUMINUM                       22,200    Alcoa Inc. .....................       874,680       0.2
                 ----------------------------------------------------------------------------------------------------
                 AUTO & TRUCK                   29,000    +General Motors Corporation
                                                            (Class H).....................       587,250       0.1
                 ----------------------------------------------------------------------------------------------------
                 AUTOMOTIVE PRODUCTS            66,400    Delphi Automotive Systems
                                                            Corporation...................     1,057,752       0.2
                 ----------------------------------------------------------------------------------------------------
                 BANKS                          19,800    Golden State Bancorp Inc. ......       609,840       0.1
                                                29,125    J.P. Morgan Chase & Co. ........     1,298,975       0.3
                                                                                            ------------     -----
                                                                                               1,908,815       0.4
                 ----------------------------------------------------------------------------------------------------
                 BEVERAGES                      45,600    The Coca-Cola Company...........     2,052,000       0.5
                 ----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS              35,050    +American Tower Corporation
                                                            (Class A).....................       724,484       0.2
                                                 5,900    Valero Energy Corporation.......       217,002       0.0
                                                                                            ------------     -----
                                                                                                 941,486       0.2
                 ----------------------------------------------------------------------------------------------------
                 CHEMICALS                      20,300    E.I. du Pont de Nemours and
                                                            Company.......................       979,272       0.2
                 ----------------------------------------------------------------------------------------------------
                 COAL                           13,900    CONSOL Energy Inc. .............       351,670       0.1
                 ----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &          25,650    +Amdocs Limited.................     1,381,253       0.3
                 SUPPLIES
                                                13,800    +TeleTech Holdings, Inc. .......       123,924       0.0
                                                                                            ------------     -----
                                                                                               1,505,177       0.3
                 ----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS                 70,100    Broadband HOLDRs Trust(h).......     1,483,316       0.3
                                                74,300    SBC Communications Inc. ........     2,976,458       0.7
                                                                                            ------------     -----
                                                                                               4,459,774       1.0
                 ----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS                 93,400    +3Com Corporation...............       457,660       0.1
                 EQUIPMENT                     104,700    +ADC Telecommunications,
                                                            Inc. .........................       692,067       0.1
                                                31,500    Corning Incorporated............       526,365       0.1
                                               117,100    Lucent Technologies Inc. .......       726,020       0.2
                                                46,500    Motorola, Inc. .................       770,040       0.2
                                                27,500    +Tellabs, Inc. .................       522,775       0.1
                                                                                            ------------     -----
                                                                                               3,694,927       0.8
                 ----------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES              25,950    International Business Machines
                                                            Corporation...................     2,932,350       0.6
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    COMPUTER SOFTWARE              12,000    +BEA Systems, Inc. .............  $    378,000       0.1%
(CONTINUED)                                     65,000    +Oracle Corporation.............     1,246,050       0.3
                                                                                            ------------     -----
                                                                                               1,624,050       0.4
                 ----------------------------------------------------------------------------------------------------
                 COMPUTER TECHNOLOGY            37,850    +Solectron Corporation..........       692,655       0.2
                 ----------------------------------------------------------------------------------------------------
                 COMPUTERS                      48,200    Compaq Computer Corporation.....       746,618       0.2
                                                32,960    +EMC Corporation................       957,488       0.2
                                                   661    +McDATA Corporation (Class A)...        12,063       0.0
                                                60,100    +Sun Microsystems, Inc. ........       951,383       0.2
                                                                                            ------------     -----
                                                                                               2,667,552       0.6
                 ----------------------------------------------------------------------------------------------------
                 CONSUMER--PRODUCTS &           27,500    +Cendant Corporation............       536,250       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 CONTAINERS & PACKAGING        168,900    Crown Cork & Seal Company,
                                                            Inc. .........................       633,375       0.2
                                                26,400    +Sealed Air Corporation.........       983,400       0.2
                                                                                            ------------     -----
                                                                                               1,616,775       0.4
                 ----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT          127,300    General Electric Company........     6,205,875       1.4
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &         24,600    +Packard BioScience Company.....       203,934       0.0
                 INSTRUMENTS
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONICS                    51,600    +Agilent Technologies, Inc. ....     1,677,000       0.4
                                                59,500    +Lattice Semiconductor
                                                            Corporation...................     1,451,800       0.3
                                                27,650    Texas Instruments
                                                            Incorporated..................       870,975       0.2
                                                                                            ------------     -----
                                                                                               3,999,775       0.9
                 ----------------------------------------------------------------------------------------------------
                 ENERGY                         12,500    Arch Coal, Inc. ................       323,375       0.1
                                                15,700    Devon Energy Corporation........       824,250       0.2
                                                15,700    Noble Affiliates, Inc. .........       554,995       0.1
                                                                                            ------------     -----
                                                                                               1,702,620       0.4
                 ----------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &             47,900    +Input/Output, Inc. ............       608,330       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 EXCHANGE TRADED FUNDS          94,000    +Nasdaq-100 Shares(c)...........     4,318,360       1.0
                 ----------------------------------------------------------------------------------------------------
                 FINANCE                        26,800    Federal Home Loan Mortgage
                                                            Association...................     1,876,000       0.4
                 ----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES             11,300    MetLife, Inc. ..................       350,074       0.1
                                                51,100    Saxon Capital Acquisition
                                                            Corp. ........................       511,000       0.1
                                                                                            ------------     -----
                                                                                                 861,074       0.2
                 ----------------------------------------------------------------------------------------------------
                 FOODS                          82,300    Tyson Foods, Inc. (Class A).....       757,983       0.2
                 ----------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS          22,500    +Aetna Inc. (New Shares)........       582,075       0.1
                 &
                 SERVICES                      135,000    +Beverly Enterprises, Inc.......     1,444,500       0.3
                                                14,600    +Humana Inc. ...................       143,810       0.1
                                                                                            ------------     -----
                                                                                               2,170,385       0.5
                 ----------------------------------------------------------------------------------------------------
                 HEALTH CARE--PRODUCTS          44,700    HCA-The Healthcare
                 &                                          Corporation...................     2,019,993       0.4
                 SERVICES                       29,000    +Manor Care, Inc. ..............       920,750       0.2
                                                                                            ------------     -----
                                                                                               2,940,743       0.6
                 ----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS             46,000    Colgate-Palmolive Company.......     2,713,540       0.6
                                                41,400    The Gillette Company............     1,200,186       0.3
                                                55,950    The Procter & Gamble Company....     3,569,610       0.8
                                                                                            ------------     -----
                                                                                               7,483,336       1.7
                 ----------------------------------------------------------------------------------------------------
                 INFORMATION PROCESSING         23,500    +Imation Corp. .................       592,200       0.1
                 ----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    INSURANCE                      20,500    The Allstate Corporation........  $    901,795       0.2%
(CONTINUED)                                     82,100    Horace Mann Educators
                                                            Corporation...................     1,769,255       0.4
                                                                                            ------------     -----
                                                                                               2,671,050       0.5
                 ----------------------------------------------------------------------------------------------------
                 MACHINERY                       2,500    Deere & Company.................        94,625       0.0
                                               107,800    McDermott International,
                                                            Inc. .........................     1,255,870       0.3
                                                12,500    Parker-Hannifin Corporation.....       530,500       0.1
                                                                                            ------------     -----
                                                                                               1,880,995       0.4
                 ----------------------------------------------------------------------------------------------------
                 MANUFACTURING                  43,250    Tyco International Ltd. ........     2,357,125       0.5
                 ----------------------------------------------------------------------------------------------------
                 MEDIA & COMMUNICATIONS         90,000    +Metromedia Fiber Network, Inc.
                                                            (Class A).....................       181,800       0.0
                 ----------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY             60,500    Johnson & Johnson...............     3,025,000       0.7
                 ----------------------------------------------------------------------------------------------------
                 MERCHANDISING                  46,050    The May Department Stores
                                                            Company.......................     1,577,673       0.3
                 ----------------------------------------------------------------------------------------------------
                 METALS                         56,600    Newmont Mining Corporation......     1,053,326       0.2
                 ----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY                 36,600    ITT Industries, Inc. ...........     1,619,550       0.3
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                      13,500    EOG Resources, Inc. ............       479,925       0.1
                                                43,250    Enron Corp. ....................     2,119,250       0.5
                                                27,800    Kerr-McGee Corporation..........     1,842,306       0.4
                                                 6,150    +Nabors Industries, Inc. .......       228,780       0.1
                                                 5,600    +Noble Drilling Corporation.....       183,400       0.0
                                                45,200    Occidental Petroleum
                                                            Corporation...................     1,201,868       0.3
                                                62,700    +Rowan Companies, Inc. .........     1,385,670       0.3
                                                30,700    Schlumberger Limited............     1,616,355       0.4
                                                24,000    +Stone Energy Corporation.......     1,063,200       0.2
                                                59,100    USX-Marathon Group..............     1,744,041       0.4
                                                45,200    Unocal Corporation..............     1,543,580       0.3
                                                                                            ------------     -----
                                                                                              13,408,375       3.0
                 ----------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED                 5,600    Amerada Hess Corporation........       452,480       0.1
                                                19,300    Chevron Corporation.............     1,746,650       0.4
                                                15,600    Conoco Inc. (Class A)...........       439,920       0.1
                                                15,550    Conoco Inc. (Class B)...........       449,395       0.1
                                                13,400    Texaco Inc. ....................       892,440       0.2
                                                                                            ------------     -----
                                                                                               3,980,885       0.9
                 ----------------------------------------------------------------------------------------------------
                 OIL FIELD SERVICES              5,200    +Veritas DGC Inc. ..............       144,300       0.0
                 ----------------------------------------------------------------------------------------------------
                 OIL SERVICES                   28,200    Santa Fe International
                                                            Corporation...................       817,800       0.2
                 ----------------------------------------------------------------------------------------------------
                 PAPER & FOREST                 40,400    Bowater Incorporated............     1,807,496       0.4
                 PRODUCTS
                                                60,700    Louisiana-Pacific Corporation...       712,011       0.2
                                                                                            ------------     -----
                                                                                               2,519,507       0.6
                 ----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                33,400    American Home Products
                                                            Corporation...................     1,951,896       0.4
                                                26,600    Bristol-Myers Squibb Company....     1,391,180       0.3
                                                39,510    Cardinal Health, Inc. ..........     2,726,190       0.6
                                                42,120    Merck & Co., Inc. ..............     2,691,889       0.6
                                                10,450    +Millennium Pharmaceuticals,
                                                            Inc. .........................       367,840       0.1
                                                88,460    Pfizer Inc. ....................     3,542,823       0.8
                                                35,350    Pharmacia Corporation...........     1,624,333       0.4
                                                32,000    Schering-Plough Corporation.....     1,159,680       0.2
                                                                                            ------------     -----
                                                                                              15,455,831       3.4
                 ----------------------------------------------------------------------------------------------------
                 REAL ESTATE                    53,200    +Security Capital Group
                                                          Incorporated (Class B)..........     1,138,480       0.2
                                                17,600    The St. Joe Company.............       473,264       0.1
                                                                                            ------------     -----
                                                                                               1,611,744       0.3
                 ----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                INDUSTRIES            HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    REAL ESTATE INVESTMENT         70,900    AMB Property Corporation........  $  1,826,384       0.4%
(CONCLUDED)      TRUSTS                         27,800    Archstone Communities Trust.....       716,684       0.2
                                                82,800    +Catellus Development
                                                            Corporation...................     1,444,860       0.3
                                                13,900    Equity Office Properties
                                                            Trust.........................       439,657       0.1
                                                12,800    Equity Residential Properties
                                                            Trust.........................       723,840       0.2
                                               236,000    +La Quinta Properties, Inc. ....     1,222,480       0.3
                                                34,300    Nationwide Health Properties,
                                                            Inc. .........................       692,860       0.2
                                                13,900    Simon Property Group, Inc. .....       416,583       0.1
                                                                                            ------------     -----
                                                                                               7,483,348       1.8
                 ----------------------------------------------------------------------------------------------------
                 RETAIL--STORES                 50,100    Nordstrom, Inc. ................       929,355       0.2
                                                21,450    Wal-Mart Stores, Inc. ..........     1,046,760       0.2
                                                                                            ------------     -----
                                                                                               1,976,115       0.4
                 ----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                    10,400    Union Pacific Corporation.......       571,064       0.1
                 ----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR                  23,000    +Analog Devices, Inc. ..........       994,750       0.2
                 EQUIPMENT & PRODUCTS           38,500    +Cree, Inc. ....................     1,001,000       0.2
                                                                                            ------------     -----
                                                                                               1,995,750       0.4
                 ----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS                 63,500    +Advanced Micro Devices,
                                                            Inc. .........................     1,833,880       0.4
                                               109,100    +Agere Systems Inc. (Class A)...       818,250       0.2
                                                57,600    +National Semiconductor
                                                            Corporation...................     1,677,312       0.3
                                                57,500    Semiconductor HOLDRs Trust(f)...     2,774,375       0.6
                                                                                            ------------     -----
                                                                                               7,103,817       1.5
                 ----------------------------------------------------------------------------------------------------
                 STEEL                          12,500    Nucor Corporation...............       611,125       0.1
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATION              34,400    +McLeodUSA Incorporated (Class
                 SERVICES                                   A)............................       147,920       0.0
                                                24,600    Sprint Corporation..............       525,456       0.1
                                                57,400    +Williams Communications Group,
                                                            Inc. .........................       169,330       0.1
                                                                                            ------------     -----
                                                                                                 842,706       0.2
                 ----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS             35,000    Qwest Communications
                                                            International Inc. ...........     1,115,450       0.3
                                                51,050    Verizon Communications..........     2,731,175       0.6
                                                68,800    +WorldCom, Inc. ................       996,224       0.2
                                                 2,752    WorldCom, Inc.-MCI Group........        45,821       0.0
                                                                                            ------------     -----
                                                                                               4,888,670       1.1
                 ----------------------------------------------------------------------------------------------------
                 TRANSPORTATION--FREIGHT         46,500   Airborne, Inc. .................       538,935       0.1
                                                31,300    +J.B. Hunt Transport Services,
                                                            Inc. .........................       593,761       0.2
                                                                                            ------------     -----
                                                                                               1,132,696       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE
                                                          UNITED STATES                      142,988,253      31.4
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN STOCKS
                                                          (COST--$267,781,911)               251,821,373      55.3
---------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT        FIXED-INCOME SECURITIES
---------------------------------------------------------------------------------------------------------------------
ARGENTINA                               US$    400,000    CTI Holdings SA, 0/11.50% due
                                                            4/15/2008(i)..................       156,000       0.0
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          ARGENTINA                              156,000       0.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                  FACE                                                     PERCENT OF
    COUNTRY                                     AMOUNT        FIXED-INCOME SECURITIES          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA                               A$  11,100,000    Australian Government Bond,
                                                            12% due 11/15/2001............  $  5,786,660       1.3%
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          AUSTRALIA                            5,786,660       1.3
---------------------------------------------------------------------------------------------------------------------
CANADA                                  C$   5,800,000    Canadian Government Bond, 5.25%
                                                            due 12/01/2001................     3,832,143       0.8
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          CANADA                               3,832,143       0.8
---------------------------------------------------------------------------------------------------------------------
CHILE                                   US$  6,400,000    Edelnor, 7.75% due 3/15/2006....     1,760,000       0.4
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          CHILE                                1,760,000       0.4
---------------------------------------------------------------------------------------------------------------------
FRANCE                                  E    4,350,000    Crown Cork & Seal SA,
                                                            6% due 12/06/2004.............     1,620,392       0.3
                                               426,857    Societe Fonciere Lyonnaise SA,
                                                            4% due 10/31/2004 (Convertible
                                                            Bonds)........................       400,018       0.1
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          FRANCE                               2,020,410       0.4
---------------------------------------------------------------------------------------------------------------------
GERMANY                                     32,220,000    BundesObligation,
                                                            4.75% due 11/20/2001..........    27,295,073       6.0
                                                          Bundesrepublic Deutschland:
                                             3,040,000      6.50% due 10/14/2005..........     2,760,077       0.6
                                            44,930,000      5.25% due 1/04/2011...........    38,482,780       8.5
                                             7,730,000      4.75% due 7/04/2028...........     5,663,608       1.2
                                        DM   8,500,000    General Electric Capital
                                                            Corporation, 4.375% due
                                                            4/15/2002.....................     3,671,659       0.8
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          GERMANY                             77,873,197      17.1
---------------------------------------------------------------------------------------------------------------------
INDIA                                                     Reliance Industries Limited:
                                        US$    250,000      10.375% due 6/24/2016.........       244,063       0.1
                                             2,050,000      10.50% due 8/06/2046..........     1,837,313       0.4
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          INDIA                                2,081,376       0.5
---------------------------------------------------------------------------------------------------------------------
JAPAN                                   Y  219,000,000    Fuji International Finance,
                                                            0.25% due 2/01/2002
                                                            (Convertible Preference
                                                            Shares).......................     1,286,221       0.3
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          JAPAN                                1,286,221       0.3
---------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                              US$  1,000,000    Xerox Capial Europe PLC,
                                                            5.75% due 5/15/2002...........       920,000       0.2
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          LUXEMBOURG                             920,000       0.2
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                               1,770,000    Crown Cork & Seal Finance PLC,
                                                            7% due 12/15/2006.............       743,400       0.2
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          THE UNITED KINGDOM                     743,400       0.2
---------------------------------------------------------------------------------------------------------------------
UNITED STATES                                             Finova Capital Corporation:
                                               625,000      +7.125% due 5/17/2004.........       582,553       0.1
                                             1,000,000      +7.25% due 7/12/2006..........       926,542       0.2
                                             1,050,000    Hynix Semiconductor America,
                                                            8.25% due 5/15/2004...........       866,250       0.2
                                               500,000    Juniper Networks Inc.,
                                                            4.75% due 3/15/2007...........       357,500       0.1
                                            11,700,000    KFW International Finance,
                                                            6.375% due 2/13/2008..........    11,746,800       2.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                  FACE                                                     PERCENT OF
    COUNTRY                                     AMOUNT        FIXED-INCOME SECURITIES          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES                                             Level 3 Communications Inc.:
(CONCLUDED)
                                        US$  1,200,000      11% due 3/15/2008.............  $    528,000       0.1%
                                        E    1,150,000      11.25% due 3/15/2010..........       379,700       0.1
                                        US$    200,000    LibLife International BV, 6.50%
                                                            due 9/30/2004.................       197,240       0.0
                                                          Lucent Technologies Inc.:
                                               400,000      7.25% due 7/15/2006...........       296,000       0.1
                                               350,000      6.45% due 3/15/2029...........       199,500       0.0
                                             1,675,000    McDermott Inc., 9.375% due
                                                            3/15/2002.....................     1,356,750       0.3
                                               600,000    McLeodUSA Incorporated, 11.50%
                                                            due 5/01/2009.................       366,000       0.1
                                             1,300,000    Nextel Communications, 5.25% due
                                                            1/15/2010.....................       767,780       0.2
                                                          Ohio State Solid Waste Disposal
                                                            Revenue Bonds (USG Corporation
                                                            Project), AMT:
                                             1,100,000      +5.60% due 8/01/2032..........       643,500       0.1
                                             1,000,000      +5.65% due 3/01/2033..........       585,000       0.1
                                               530,000    PG&E Corp., 6.25% due
                                                            8/01/2003.....................       461,100       0.1
                                             1,100,000    Roche Holdings Inc., 6.42% due
                                                            4/20/2010(b)..................       625,570       0.1
                                                          Solectron Corporation(b):
                                               850,000      3.61% due 5/08/2020...........       417,605       0.1
                                             3,450,000      4.49% due 11/20/2020..........     1,435,890       0.3
                                               800,000    Southern California Edison,
                                                            5.625% due 10/01/2002.........       696,000       0.2
                                               550,000    Triquint Semiconductor, 4% due
                                                            3/01/2007.....................       389,125       0.1
                                             5,000,000    US Treasury Inflation Indexed
                                                            Notes, 3.50% due
                                                            1/15/2011(g)..................     5,275,509       1.2
                                                          US Treasury Notes:
                                             2,900,000      5.50% due 7/31/2001...........     2,904,089       0.6
                                             4,350,000      5.50% due 8/31/2001...........     4,362,224       1.0
                                               100,000    Williams Communications Group
                                                            Inc., 10.875% due
                                                            10/01/2009....................        40,500       0.0
                                             1,000,000    Xerox Credit Corporation, 4.514%
                                                            due 11/01/2001................       970,010       0.2
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          THE UNITED STATES                   37,376,737       8.2
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN
                                                          FIXED-INCOME SECURITIES
                                                          (COST--$145,457,043)               133,836,144      29.4
---------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                   9,898,000    General Motors Acceptance Corp.,
PAPER***                                                    4.13% due 7/02/2001...........     9,895,729       2.2
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN SHORT-TERM
                                                          SECURITIES (COST--$9,895,729)        9,895,729       2.2
---------------------------------------------------------------------------------------------------------------------
OPTIONS                                  NOMINAL VALUE
WRITTEN                             COVERED BY OPTIONS                 ISSUE
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                    75,000    ADC Telecommunications, Inc.,
WRITTEN                                                     expiring August 2001 at USD
                                                            15............................       (11,250)      0.0
                                                 8,000    Agilent Technologies, Inc.,
                                                            expiring August 2001 at USD
                                                            45............................        (2,400)      0.0
                                                 7,700    Agilent Technologies, Inc.,
                                                            expiring August 2001 at USD
                                                            50............................        (1,155)      0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

OPTIONS                                  NOMINAL VALUE                                                     PERCENT OF
WRITTEN                             COVERED BY OPTIONS                 ISSUE                   VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                     8,000    Agilent Technologies, Inc.,
WRITTEN                                                     expiring August 2001 at USD
(CONCLUDED)                                                 55............................  $     (1,600)      0.0%
                                                23,000    Analog Devices, Inc., expiring
                                                            September 2001 at USD 50......       (82,800)      0.0
                                                27,000    Broadband HOLDRs Trust, expiring
                                                            August 2001 at USD 40.........        (6,750)      0.0
                                                31,500    Corning Incorporated, expiring
                                                            August 2001 at USD 30.........        (3,150)      0.0
                                                11,500    Cree, Inc., expiring September
                                                            2001 at USD 20................       (90,850)      0.0
                                                11,500    Cree, Inc., expiring September
                                                            2001 at USD 22.5..............       (71,300)      0.0
                                                15,500    Cree, Inc., expiring
                                                          September 2001 at USD 30........       (34,875)      0.0
                                                 8,300    Schlumberger Limited, expiring
                                                            August 2001 at USD 70.........        (1,660)      0.0
                                                 7,500    Semiconductor HOLDRs Trust,
                                                            expiring November 2001 at USD
                                                            55............................       (27,000)      0.0
                                                12,000    Semiconductor HOLDRs Trust,
                                                            expiring November 2001 at USD
                                                            60............................       (27,000)      0.0
                                                15,800    Tellabs, Inc., expiring
                                                            September 2001 at USD 55......        (3,950)      0.0
                                                 4,200    Tellabs, Inc., expiring
                                                            September 2001 at USD 65......        (1,050)      0.0
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS WRITTEN (PREMIUMS
                                                          RECEIVED--$826,025)                   (366,790)      0.0
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS, NET OF
                                                          OPTIONS WRITTEN
                                                          (COST--$422,308,658)............   395,186,456      86.9
                                                          VARIATION MARGIN ON FINANCIAL
                                                          FUTURES CONTRACTS(D)............       473,766       0.1
                                                          UNREALIZED APPRECIATION ON
                                                          FORWARD FOREIGN EXCHANGE
                                                          CONTRACTS--NET(E)...............       110,372       0.0
                                                          OTHER ASSETS LESS LIABILITIES...    59,102,083      13.0
                                                                                            ------------     -----
                                                          NET ASSETS......................  $454,872,677     100.0%
                                                                                            ============     =====
---------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.

(d) Financial futures contracts purchased as of June 30, 2001 were as follows:

----------------------------------------------------------------------
NUMBER OF                                   EXPIRATION
CONTRACTS        ISSUE         EXCHANGE        DATE           VALUE
----------------------------------------------------------------------
   229      Nikkei 225 Index      Osaka   September 2001   $23,722,579
    38         S&P 500 Index       NYSE   September 2001    11,701,150
----------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL
CONTRACT PRICE--$35,914,718)                               $35,423,729
                                                           ===========
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

(e) Forward foreign exchange contracts as of June 30, 2001 were as follows:

--------------------------------------------------------
                                            UNREALIZED
                                           APPRECIATION
FOREIGN CURRENCY SOLD   EXPIRATION DATE   (DEPRECIATION)
--------------------------------------------------------
C$          14,300,000   July 2001           $(88,368)
Y        2,015,000,000   July 2001            198,740
--------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET
(US COMMITMENT--$25,713,881)                 $110,372
                                             ========
--------------------------------------------------------

(f) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.

(g) All or a portion of security held as collateral in connection with open financial futures contracts.

(h) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.

(i) Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$423,134,683).......                 $395,553,246
Unrealized appreciation on forward foreign exchange
  contracts.................................................                      110,372
Cash........................................................                      695,831
Foreign cash................................................                   24,572,572
Receivables:
  Securities sold...........................................  $73,385,750
  Interest..................................................    3,871,486
  Dividends.................................................      700,658
  Variation margin..........................................      473,766
  Capital shares sold.......................................        9,687      78,441,347
                                                              -----------
Prepaid expenses and other assets...........................                       34,296
                                                                             ------------
Total assets................................................                  499,407,664
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$826,025).....                      366,790
Payables:
  Securities purchased......................................   43,841,916
  Investment adviser........................................      232,509
  Capital shares redeemed...................................        4,624      44,079,049
                                                              -----------
Accrued expenses and other liabilities......................                       89,148
                                                                             ------------
Total liabilities...........................................                   44,534,987
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $454,872,677
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                 $  4,604,160
Paid-in capital in excess of par............................                  507,726,236
Accumulated distributions in excess of investment
  income--net...............................................                   (2,128,319)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                  (12,033,762)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                  (14,220,377)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                  (29,075,261)
                                                                             ------------
NET ASSETS..................................................                 $454,872,677
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $454,872,677 and 46,041,598
  shares outstanding........................................                 $       9.88
                                                                             ============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned (net of $43,930 foreign
  withholding tax)..........................................                  $  4,138,164
Dividends (net of $245,174 foreign withholding tax).........                     2,714,689
Other income................................................                       100,138
                                                                              ------------
Total income................................................                     6,952,991
                                                                              ------------
EXPENSES:
Investment advisory fees....................................  $  1,617,727
Custodian fees..............................................        94,359
Accounting services.........................................        84,211
Professional fees...........................................        27,342
Printing and shareholder reports............................        27,314
Directors' fees and expenses................................        10,856
Pricing services............................................         4,751
Transfer agent fees.........................................         2,516
Other.......................................................         9,470
                                                              ------------
Total expenses..............................................                     1,878,546
                                                                              ------------
Investment income--net......................................                     5,074,445
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
  TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................   (12,580,554)
  Foreign currency transactions--net........................       546,792     (12,033,762)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (37,052,518)
  Foreign currency transactions--net........................    (3,210,694)    (40,263,212)
                                                              ------------    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(47,222,529)
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE            FOR THE
                                                              SIX MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001              2000
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  5,074,445      $  13,251,879
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................     (12,033,762)        49,361,881
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (40,263,212)      (125,146,910)
                                                                ------------      -------------
Net decrease in net assets resulting from operations........     (47,222,529)       (62,533,150)
                                                                ------------      -------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................              --        (10,764,555)
In excess of investment income--net:
  Class A...................................................              --         (2,467,530)
Realized gain on investments--net:
  Class A...................................................              --        (52,980,663)
In excess of realized gain on investments--net:
  Class A...................................................              --        (18,955,617)
                                                                ------------      -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................              --        (85,168,365)
                                                                ------------      -------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (50,758,289)       (26,485,307)
                                                                ------------      -------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (97,980,818)      (174,186,822)
Beginning of period.........................................     552,853,495        727,040,317
                                                                ------------      -------------
End of period*..............................................    $454,872,677      $ 552,853,495
                                                                ============      =============
-----------------------------------------------------------------------------------------------
*Accumulated distributions in excess of investment
  income--net...............................................    $ (2,128,319)     $  (7,202,764)
                                                                ============      =============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN       --------------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                             FOR THE SIX
                                                        MONTHS ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                          JUNE 30,     -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $  10.85     $  14.13     $  13.41     $  14.71     $  13.87
                                                          --------     --------     --------     --------     --------
Investment income--net..............................           .10+         .27+         .20+         .34          .35
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............         (1.07)       (1.62)        2.58          .76         1.21
                                                          --------     --------     --------     --------     --------
Total from investment operations....................          (.97)       (1.35)        2.78         1.10         1.56
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net............................            --         (.24)        (.30)        (.55)        (.30)
  In excess of investment income--net...............            --         (.06)        (.05)          --           --
  Realized gain on investments--net.................            --        (1.20)       (1.71)       (1.70)        (.42)
  In excess of realized gain on investments--net....            --         (.43)          --         (.15)          --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions...................            --        (1.93)       (2.06)       (2.40)        (.72)
                                                          --------     --------     --------     --------     --------
Net asset value, end of period......................      $   9.88     $  10.85     $  14.13     $  13.41     $  14.71
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................        (8.85%)++    (9.62%)      21.37%        8.87%       11.94%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................          .75%*        .73%         .73%         .72%         .73%
                                                          ========     ========     ========     ========     ========
Investment income--net..............................         2.04%*       2.03%        1.49%        2.40%        2.33%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............      $454,873     $552,853     $727,040     $766,026     $869,647
                                                          ========     ========     ========     ========     ========
Portfolio turnover..................................        72.11%      118.64%      103.76%      120.59%      108.66%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Allocation Focus Fund (the "Fund") (formerly Global Strategy Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments-- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund

--------------------------------------------------------------------------------

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

  (g) Security Loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest of dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $2,575 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $149 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $7,439 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $322,616,408 and $412,008,024, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

---------------------------------------------------------

                                              Realized         Unrealized
                                           Gains (Losses)    Gains (Losses)
---------------------------------------------------------------------------
Long-term investments....................   $(14,279,167)     $(27,581,437)
Short-term investments...................            554                --
Option written...........................             --           459,235
Financial futures contracts..............      1,698,059          (490,989)
Forward foreign exchange contracts.......             --           110,372
Foreign currency transactions............        546,792        (1,572,442)
                                            ------------      ------------
Total....................................   $(12,033,762)     $(29,075,261)
                                            ============      ============
---------------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $27,581,437, of which $16,995,024 related to appreciated securities and $44,576,461 related to depreciated securities. At June 30, 2001, the aggregate cost of investments, including options for Federal income tax purposes was $422,308,658.

  Transactions in call options written for the six months ended June 30, 2001 were as follows:
---------------------------------------------------------

                                                      Nominal
                                                       Value
                                                      Covered
                                                     by Written    Premiums
                                                      Options      Received
---------------------------------------------------------------------------
Outstanding call options written, beginning of
 period............................................   $     --     $     --
Options written....................................    266,500      826,025
                                                      --------     --------
Outstanding call options written, end of period....   $266,500     $826,025
                                                      ========     ========
---------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

----------------------------------------------------------------------------
Class A Shares for the Six Months Ended                            Dollar
June 30, 2001                                       Shares         Amount
----------------------------------------------------------------------------
Shares sold.....................................      83,118    $    850,209
Shares redeemed.................................  (5,016,040)    (51,608,498)
                                                  ----------    ------------
Net decrease....................................  (4,932,922)   $(50,758,289)
                                                  ==========    ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Class A Shares for the Year Ended                                 Dollar
December 31, 2000                                  Shares         Amount
----------------------------------------------------------------------------
Shares sold....................................     165,604    $   2,273,235
Shares issued to shareholders in reinvestment
 of dividends and distributions................   7,727,662       85,168,365
                                                 ----------    -------------
Total issued...................................   7,893,266       87,441,600
Shares redeemed................................  (8,371,734)    (113,926,907)
                                                 ----------    -------------
Net decrease...................................    (478,468)   $ (26,485,307)
                                                 ==========    =============
----------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. SECURITY LOANS:

At June 30, 2001, the fund held collateral having an aggregate value of approximately $9,520,000 as collateral for portfolio securities loaned having a market value of approximately $2,842,000.

7. COMMITMENTS:

At June 30, 2001, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with approximate values of $923,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

PORTFOLIO MATTERS

  For the six months ended June 30, 2001, the Fund's Class A Shares had a total return of -5.56%. This compared to a total return of -4.36% for the unmanaged J.P. Morgan Global Government Bond Index for the same period. One factor that contributed to the Fund's underperformance during the period was the significant strengthening of the US dollar against the yen and the euro. Our bond and currency positions in Japan had a significant negative impact on the portfolio especially in April and May, as the election of Prime Minister Koizumi boosted both the bonds and the currency in the second quarter of 2001. The position in the US dollar block had a positive impact on the portfolio in the first quarter of 2001. Some of the gains were reversed by the better-than-expected economic data at the end of the period.

MARKET REVIEW

  Overall, bond market returns were poor for the period despite the US Federal Reserve Board's easier monetary policy, a deteriorating economic outlook and poor equity market performance. In the United States, the most significant change had been in the shape of the yield curve. The yield curve steepened dramatically as the short end of the curve reacted favorably to the Federal Reserve Board's reduction of the Federal Funds rate by 275 basis points (2.75%) during the first quarter of 2001. Yields at the long end rose slightly, reflecting increased inflationary concerns. Since rising inflation rates in the Eurozone was a key concern, the European Central Bank (ECB) was one of the only major central banks that did not follow the Federal Reserve Board's interest rate reduction. Investors switching from the weak equity market into the "safe haven" of Government bonds sent that market higher. However, bond markets seesawed through the second quarter of 2001 under the influence of the equity markets.

  The Eurozone bond market followed a similar path while economic data remained weak throughout the period. The ECB maintained a hawkish tone until May when interest rates were cut by 25 basis points. Instead of marking the start of a major easing cycle, the cut was perceived as a move to maintain a neutral policy. The British gilt market took its direction from the United States, but the abolition of the minimum funding requirement had a negative impact on gilts.

  Japanese government bonds had a steady rally throughout the period despite a ratings downgrade from AAA to AA+ by Standard & Poor's. The Bank of Japan returned to a zero interest rate regime and had continued monetary easing by expanding debt repurchase plans. The market sentiment was lifted by the election of the new pro-reform Prime Minister Koizumi, who promised to limit debt issuance and implement structural reform to rescue the faltering economy.

  The currency market focused on relative growth prospects instead of interest rate differentials. Although the Federal Reserve Board's interest rate cuts had moved the interest rate differential in favor of the euro, there was little sign of the US dollar weakening. Despite concerns from the US manufacturers that the high US dollar was hurting the sector, the administration seemed reluctant to change its strong US dollar policy.

  The euro fell almost 10% against the US dollar over the period as evidence showed that the global economic slowdown was spreading into the Eurozone. Inflation on the other hand, continued rising in the region, prompting concerns over stagflation and fears that the ECB was falling behind the curve, which sent the currency back to levels last seen prior to the large scale intervention last year.

  The yen also fell against the US dollar as the equity market tumbled to a 16-year low in the first quarter of 2001. The new pro-reform Prime Minister Koizumi injected positive sentiment toward the currency but this soon dissipated as investors looked for more material evidence of reform.

  The sterling remained relatively stable until the ruling labor party had a landslide victory in the general election and prompted fears over an early euro entry, which sent the pound to a 15-year low against the US dollar. The call for "pro-Euro realism" by Finance Minister Gordon Brown led to a small recovery of the sterling toward the end of the second quarter of 2001, but the currency was down 5.2% against the US dollar for the six months ended June 30, 2001.

ECONOMIC OUTLOOK

  In the US market, we believe that the Federal Reserve Board is close to completing its easing in monetary policy. However, if the economy remains weak and is unlikely to rebound sharply, it may lead to a period of low, stable rates. This should favor the long end of the

--------------------------------------------------------------------------------

market where portfolios are overweighted. Despite the weakening in European economies, the ECB remains reluctant to lower interest rates further as inflation remains well above its target level. Since the peak of inflation might be over, interest rates may begin to fall and European bonds are positioned to perform well going forward. We are negative on British gilts as the economy remains robust led by a strong consumer sector. In Japan, the ambitious plans by the new Prime Minister to limit future debt issuance seems unlikely to succeed with the weak economy.

CURRENCY OUTLOOK

  The euro continues to suffer from faltering growth and continued capital outflows. Despite how far it has fallen, it is difficult to see the euro in a stage of significant recovery until these factors turn around. The US dollar has remained resilient despite the weak economy and lower interest rates. The pro-growth policy of the Federal Reserve Board may lead to further appreciation in the US dollar. We believe the yen is likely to remain in a range ahead of the upper house elections but may weaken thereafter. In addition, it is likely that the sterling will remain vulnerable to the unfolding political debate over euro membership.

IN CONCLUSION

  We thank you for your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Trustee

/s/ Gareth Fielding
Gareth Fielding
Vice President and Portfolio Manager
July 31, 2001

--------------------------------------------------------------------------------

We are pleased to announce that Gareth Fielding is responsible for the day-to-day management of Global Bond Focus Fund. Mr. Fielding has been employed by Merrill Lynch Investment Managers, L.P. since 1998 as Director. Prior thereto, Mr. Fielding was senior portfolio manager with J.P. Morgan from 1991 to 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                    -4.26%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                   +1.03
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/01                                        +3.11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                       AS OF 6/30/01                          TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -5.56%         -4.26%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001                      (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH                                       FACE                                                             PERCENT OF
AMERICA        INDUSTRY                   AMOUNT            FIXED-INCOME INVESTMENTS              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA         FOREIGN           C$      350,000   Government of Canada, 8% due 6/01/2023....  $   282,528        1.0%
               GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------------
               SUPRANATIONAL           1,050,000   Inter-American Development Bank, 7.25% due
                                                     11/03/2003..............................      720,526        2.4
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN CANADA      1,003,054        3.4
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  FINANCIAL                           Ford Motor Credit Company:
               SERVICES
                                 DM    2,425,000     5.25% due 6/16/2008.....................      999,304        3.5
                                 US$   1,470,000     7.375% due 2/01/2011....................    1,489,301        5.1
                                                                                               -----------      -----
                                                                                                 2,488,605        8.6
               ---------------------------------------------------------------------------------------------------------
               US GOVERNMENT &                     Fannie Mae:
               AGENCY
               OBLIGATIONS

                                         900,000     7.125% due 6/15/2010....................      960,606        3.3
                                         551,000     7.25% due 5/15/2030.....................      596,281        2.1
                                                   US Treasury Bonds & Notes:
                                       1,460,000     5.75% due 8/15/2010.....................    1,493,799        5.1
                                         670,000     6% due 2/15/2026........................      677,853        2.3
                                       1,040,000     6.25% due 5/15/2030.....................    1,101,578        3.8
                                                                                               -----------      -----
                                                                                                 4,830,117       16.6
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   UNITED STATES                                 7,318,722       25.2
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN
                                                   NORTH AMERICA (COST--$8,765,842)              8,321,776       28.6
------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA      FOREIGN                             Australian Government Bond:
               GOVERNMENT
               OBLIGATIONS

                                 A$    1,900,000     7.50% due 9/15/2009.....................    1,057,917        3.6
                                         485,000     6.50% due 5/15/2013.....................      253,486        0.9
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN
                                                   AUSTRALIA                                     1,311,403        4.5
------------------------------------------------------------------------------------------------------------------------
JAPAN          BANKS             Y   101,000,000   KFW International Finance, 1% due
                                                     12/20/2004..............................      832,669        2.9
               ---------------------------------------------------------------------------------------------------------
               SUPRANATIONAL         100,000,000   International Bank of Reconstruction and
                                                     Development, 4.50% due 3/20/2003........      862,316        3.0
                                      70,000,000   Japan Bank for International Cooperative,
                                                     2.875% due 7/28/2005....................      620,213        2.1
                                                                                               -----------      -----
                                                                                                 1,482,529        5.1
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN JAPAN       2,315,198        8.0
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                   (COST--$3,978,720)                            3,626,601       12.5
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
AUSTRIA        BANKS                  75,000,000   Oesterreich Kontrollbank, 1.80% due
                                                     3/22/2010...............................      650,434        2.3
               ---------------------------------------------------------------------------------------------------------
               FOREIGN                67,000,000   Republic of Austria, 4.75% due
               GOVERNMENT                            12/20/2004..............................      621,040        2.1
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN AUSTRIA     1,271,474        4.4
------------------------------------------------------------------------------------------------------------------------
DENMARK        BANKS                 140,000,000   Deutsche Ausgleichsbank, 1.85% due
                                                     9/20/2010...............................    1,211,517        4.2
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN DENMARK     1,211,517        4.2
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                  FACE                                                                 PERCENT OF
(CONCLUDED)    INDUSTRY                AMOUNT               FIXED-INCOME INVESTMENTS              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
FRANCE         FOREIGN                             French OAT:
               GOVERNMENT
               OBLIGATIONS

                                 E     2,300,000     5.25% due 4/25/2008.....................  $ 1,980,481        6.8%
                                       1,800,000     5.50% due 4/25/2010.....................    1,556,657        5.4
                                                                                               -----------      -----
                                                                                                 3,537,138       12.2
               ---------------------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS      1,295,816   France Telecom, 5.75% due 4/25/2007.......    1,070,472        3.6
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN FRANCE      4,607,610       15.8
------------------------------------------------------------------------------------------------------------------------
GERMANY        FOREIGN                             Bundesrepublik Deutschland:
               GOVERNMENT
               OBLIGATIONS

                                       1,550,000     5.25% due 1/04/2011.....................    1,327,583        4.6
                                         650,000     4.75% due 7/04/2028.....................      476,241        1.6
                                         600,000     6.25% due 1/04/2030.....................      544,005        1.9
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN GERMANY     2,347,829        8.1
------------------------------------------------------------------------------------------------------------------------
ITALY          FOREIGN           Y   155,000,000   Republic of Italy, 3.75% due 6/08/2005....    1,414,158        4.9
               GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN ITALY       1,414,158        4.9
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    FOREIGN                             Netherlands Government Bond:
               GOVERNMENT
               OBLIGATIONS

                                 E       940,000     7.75% due 3/01/2005.....................      878,085        3.0
                                       1,230,000     5.25% due 7/15/2008.....................    1,056,866        3.6
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   NETHERLANDS                                   1,934,951        6.6
------------------------------------------------------------------------------------------------------------------------
SPAIN          FOREIGN           Y    70,000,000   Kingdom of Spain, 4.75% due 3/14/2005.....      655,514        2.3
               GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN SPAIN         655,514        2.3
------------------------------------------------------------------------------------------------------------------------
SWEDEN         FOREIGN           SEK   3,750,000   Swedish Government Bond, 3.50% due
               GOVERNMENT                            4/20/2006...............................      320,890        1.1
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN SWEDEN        320,890        1.1
------------------------------------------------------------------------------------------------------------------------
UNITED         FOREIGN           L       700,000   United Kingdom Gilt, 7.50% due
  KINGDOM      GOVERNMENT                            12/07/2006..............................    1,074,524        3.7
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------------
               SUPRANATIONAL             600,000   European Investment Bank, 7.625% due
                                                     12/07/2006..............................      913,599        3.1
               ---------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   UNITED KINGDOM                                1,988,123        6.8
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN WESTERN EUROPE
                                                   (COST--$17,219,816)                          15,752,066       54.2
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS (COST--$29,964,378).....   27,700,443       95.3
                                                   UNREALIZED APPRECIATION ON FORWARD FOREIGN
                                                   EXCHANGE CONTRACTS--NET*..................       21,059        0.1
                                                   OTHER ASSETS LESS LIABILITIES.............    1,348,734        4.6
                                                                                               -----------      -----
                                                   NET ASSETS................................  $29,070,236      100.0%
                                                                                               ===========      =====
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

* Forward foreign exchange contracts as of June 30, 2001 were as follows:

-----------------------------------------------
FOREIGN                            UNREALIZED
CURRENCY                          APPRECIATION
PURCHASED      SETTLEMENT DATE   (DEPRECIATION)
-----------------------------------------------
Dkr4,000,000     August 2001        $ (7,397)
E    330,000     August 2001          (5,288)
Y 89,000,000     August 2001          (6,682)
-----------------------------------------------
TOTAL (US$ COMMITMENT--$1,469,691)   (19,367)
                                    --------
-----------------------------------------------
FOREIGN
CURRENCY
SOLD
-----------------------------------------------
A$ 2,180,000     August 2001          25,201
E  1,065,000     August 2001          11,742
L  1,182,940     August 2001           3,483
-----------------------------------------------
TOTAL (US$ COMMITMENT--$3,708,722)    40,426
                                    --------
-----------------------------------------------
 TOTAL UNREALIZED APPRECIATION ON
 FORWARD FOREIGN EXCHANGE
 CONTRACTS--NET                     $ 21,059
                                    ========
-----------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$29,964,378)........               $27,700,443
Cash........................................................                   794,735
Unrealized appreciation on forward foreign exchange
  contracts.................................................                    21,059
Receivables:
  Securities sold...........................................  $1,657,257
  Interest..................................................     529,639     2,186,896
                                                              ----------
Prepaid expenses and other assets...........................                 1,101,947
                                                                           -----------
Total assets................................................                31,805,080
                                                                           -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,642,297
  Custodian bank............................................   1,042,317
  Investment adviser........................................      13,782
  Capital shares redeemed...................................       6,837     2,705,233
                                                              ----------
Accrued expenses............................................                    29,611
                                                                           -----------
Total liabilities...........................................                 2,734,844
                                                                           -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................               $29,070,236
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................               $   380,309
Paid-in capital in excess of par............................                36,200,157
Accumulated investment loss--net............................                   (36,345)
Accumulated distributions in excess of investment
  income--net...............................................                  (302,059)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (4,911,953)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                (2,259,873)
                                                                           -----------
NET ASSETS..................................................               $29,070,236
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $29,070,236 and 3,803,086
  shares outstanding........................................               $      7.64
                                                                           ===========
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $   690,568
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    96,194
Accounting services.........................................        8,604
Professional fees...........................................        7,109
Custodian fees..............................................        7,029
Printing and shareholder reports............................        3,946
Transfer agent fees.........................................        2,959
Directors' fees and expenses................................          814
Pricing services............................................          630
Other.......................................................        1,133
                                                              -----------
Total expenses..............................................                    128,418
                                                                            -----------
Investment income--net......................................                    562,150
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................       74,086
  Foreign currency transactions--net........................   (1,238,603)   (1,164,517)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (1,207,286)
  Foreign currency transactions--net........................       22,739    (1,184,547)
                                                              -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(1,786,914)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
DECREASE IN NET ASSETS:                                             2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   562,150     $  1,845,672
Realized loss on investments and foreign currency
  transactions--net.........................................     (1,164,517)      (3,142,464)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (1,184,547)       1,104,494
                                                                -----------     ------------
Net decrease in net assets resulting from operations........     (1,786,914)        (192,298)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (598,495)              --
Return of capital:
  Class A...................................................             --       (1,720,062)
                                                                -----------     ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (598,495)      (1,720,062)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (3,193,054)      (9,837,529)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (5,578,463)     (11,749,889)
Beginning of period.........................................     34,648,699       46,398,588
                                                                -----------     ------------
End of period*..............................................    $29,070,236     $ 34,648,699
                                                                ===========     ============
--------------------------------------------------------------------------------------------
* Accumulated (distributions in excess of) investment income
  (loss)--net...............................................    $  (338,404)    $   (302,059)
                                                                ===========     ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    -------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                           FOR THE SIX
                                                                MONTHS ENDED       FOR THE YEAR ENDED DECEMBER 31,
                                                                  JUNE 30,     ----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                             2001        2000       1999       1998       1997
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  8.24      $  8.58    $  9.90    $  9.32    $  9.76
                                                                  -------      -------    -------    -------    -------
Investment income--net+.....................................          .14          .39        .48        .55        .56
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         (.59)        (.37)     (1.27)       .58       (.40)
                                                                  -------      -------    -------    -------    -------
Total from investment operations............................         (.45)         .02       (.79)      1.13        .16
                                                                  -------      -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net....................................         (.15)          --       (.25)      (.47)      (.29)
  In excess of investment income--net.......................           --           --       (.04)      (.08)      (.03)
  Return of capital.........................................           --         (.36)      (.24)        --       (.28)
                                                                  -------      -------    -------    -------    -------
Total dividends and distributions...........................         (.15)        (.36)      (.53)      (.55)      (.60)
                                                                  -------      -------    -------    -------    -------
Net asset value, end of period..............................      $  7.64      $  8.24    $  8.58    $  9.90    $  9.32
                                                                  =======      =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (5.56%)++      .37%     (8.18%)    12.62%      1.95%
                                                                  =======      =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .80%*        .75%       .77%       .75%       .73%
                                                                  =======      =======    =======    =======    =======
Investment income--net......................................        3.51%*       4.74%      5.21%      5.72%      6.11%
                                                                  =======      =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $29,070      $34,649    $46,399    $69,416    $76,107
                                                                  =======      =======    =======    =======    =======
Portfolio turnover..........................................       73.12%      239.14%    136.25%    127.93%    568.76%
                                                                  =======      =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

--------------------------------------------------------------------------------

are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions and post-October losses. All of the net investment income dividends paid by the Fund for the year ended December 31, 2000 were characterized as a return of capital.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, the Fund paid Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $165 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $2,534 for the above-described services. The Fund entered

--------------------------------------------------------------------------------

into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $22,671,776 and $26,335,276, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                          Realized       Unrealized
                                           Gains           Gains
                                          (Losses)        (Losses)
--------------------------------------------------------------------
Long-term investments................   $    74,086     $ (2,263,935)
Forward foreign exchange contracts...        (2,102)          21,059
Foreign currency transactions........    (1,236,501)         (16,997)
                                        -----------     ------------
Total................................   $(1,164,517)    $ (2,259,873)
                                        ===========     ============
--------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $2,263,935, of which $78,463 related to appreciated securities and $2,342,398 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $29,964,378.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------
Class A Shares for the Six Months Ended                      Dollar
June 30, 2001                                Shares          Amount
----------------------------------------------------------------------
Shares sold...........................          4,868     $     40,201
Shares issued to shareholders in
 reinvestment of dividends............         74,408          598,495
                                          -----------     ------------
Total issued..........................         79,276          638,696
Shares redeemed.......................       (481,418)      (3,831,750)
                                          -----------     ------------
Net decrease..........................       (402,142)    $ (3,193,054)
                                          ===========     ============
----------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                          Dollar
December 31, 2000                          Shares          Amount
--------------------------------------------------------------------
Shares sold..........................         6,511     $     54,899
Shares issued to shareholders In
 reinvestment of dividends and
 distributions.......................       210,533        1,720,062
                                        -----------     ------------
Total issued.........................       217,044        1,774,961
Shares redeemed......................    (1,418,841)     (11,612,490)
                                        -----------     ------------
Net decrease.........................    (1,201,797)    $ (9,837,529)
                                        ===========     ============
--------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. COMMITMENTS:

At June 30, 2001, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $2,046,000.

7. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $3,745,000, of which $1,603,000 expires in 2005, $950,000 expires in 2007 and $1,192,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8. SUBSEQUENT EVENT:

On July 2, 2001, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.022046 per Class A Share, payable on July 2, 2001 to shareholders of record as of July 2, 2001.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2001, Global Growth Focus Fund's Class A Shares had an overall negative investment return of -16.32%. Lipper, Inc.'s Global Funds Average investment return was -11.79% for the same time period. The reason for the Fund's underperformance was the investment strategy we followed during the last six months. During the period, we avoided stock investments in cyclical growth industries such as automotive, basic materials and information technology. Almost all of the stocks of companies in the consumer durable goods industry, in particular automotive and automotive parts, and the stocks of selected, very large companies in the information technology industry, experienced substantial absolute price appreciation in the six-month period ended June 30, 2001. We anticipated that real economic growth around the globe was going to slow down. We did not believe that the start of easier monetary policy by the US Federal Reserve Board in early January, 2001 was sufficient enough to improve the business prospects near-term for consumer durable goods and technology manufacturing companies. Consequently, we focused stock investments on companies in the insurance, pharmaceutical and media industries. The stock investments in the insurance sector, which was the Fund's largest industry exposure at June 30, 2001 at about 18% of net assets, was the Fund's most disappointing industry sector for investment returns during the first half of 2001.

  The Fund had relative and absolute positive returns on individual stock investments in the pharmaceutical, media and retailing industries. Among the top ten equity holdings at June 30, 2001, positive investment returns were achieved during the first half of 2001 on the stocks of AOL Time Warner Inc., GlaxoSmithKline PLC and Lincoln National Corporation. In our opinion, the stocks of most large-capitalization growth companies around the globe experienced price depreciation during the first half of 2001. Our top ten equity holdings at June 30, 2001 were: AOL Time Warner Inc., Wells Fargo Company, GlaxoSmithKline PLC, Vodafone Group PLC, Lincoln National Corporation, Nokia Oyj AB, Novartis AG, Wal-Mart Stores, Inc., Enron Corp. and AFLAC Incorporated.

  The Fund remains overweighted in stocks in the insurance industry, primarily European companies. In addition, we consider health care and consumer discretionary spending sectors important. In the United States, we expect that the distribution of Federal tax rebate checks and lower income tax withholding may cause an upturn in the real rate of growth of consumer spending on consumer staple goods, including entertainment products and services. In our opinion, the slowdown in the real rate of growth in consumer spending and lower levels of industrial and technology manufacturing, which has been experienced in the United States over the first six months of 2001, will become more widespread in Europe and Asia. In our opinion, we have a relatively defensive investment strategy with our focus on stocks in the insurance, pharmaceutical and media industries.

IN CONCLUSION

  We thank you for your continued investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/01                                         -28.02%
----------------------------------------------------------------------
Inception (6/05/98) to 6/30/01                                 + 2.14
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -16.32%        -28.02%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001                      (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH                                    SHARES                                                                  PERCENT OF
AMERICA               INDUSTRY             HELD                    INVESTMENTS                       VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CANADA            MEDIA                 125,000   Rogers Communications, Inc. 'B'                 $  1,866,434        0.8%
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN CANADA                        1,866,434        0.8
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES     BANKS                 167,000   Wells Fargo Company                                7,753,810        3.4
                  ----------------------------------------------------------------------------------------------------------
                  BEVERAGES              35,000   Anheuser-Busch Companies, Inc.                     1,442,000        0.6
                  ----------------------------------------------------------------------------------------------------------
                  BIOTECHNOLOGY          45,000   +IDEC Pharmaceuticals Corporation                  3,015,000        1.3
                                        130,000   +Immunex Corporation                               2,246,400        1.0
                                                                                                  ------------      -----
                                                                                                     5,261,400        2.3
                  ----------------------------------------------------------------------------------------------------------
                  COMMERCIAL             45,000   +Concord EFS, Inc.                                 2,367,450        1.0
                  SERVICES &
                  SUPPLIES
                  ----------------------------------------------------------------------------------------------------------
                  COMMUNICATIONS        587,000   Lucent Technologies Inc.                           3,639,400        1.6
                  EQUIPMENT              38,600   +QUALCOMM Incorporated                             2,234,168        1.0
                                                                                                  ------------      -----
                                                                                                     5,873,568        2.6
                  ----------------------------------------------------------------------------------------------------------
                  DIVERSIFIED            29,000   The Goldman Sachs Group, Inc.                      2,488,200        1.1
                  FINANCIALS             36,000   Morgan Stanley Dean Witter & Co.                   2,312,280        1.0
                                         59,716   T. Rowe Price Group Inc.                           2,264,431        1.0
                                                                                                  ------------      -----
                                                                                                     7,064,911        3.1
                  ----------------------------------------------------------------------------------------------------------
                  DIVERSIFIED           103,100   +Infonet Services Corporation (Class B)              876,350        0.4
                  TELECOMMUNICATION
                  SERVICES
                  ----------------------------------------------------------------------------------------------------------
                  ENERGY                 64,497   Baker Hughes Incorporated                          2,160,649        0.9
                  EQUIPMENT &            52,000   +Noble Drilling Corporation                        1,703,000        0.8
                  SERVICE                95,000   +Rowan Companies, Inc.                             2,099,500        0.9
                                        111,200   +Weatherford International, Inc.                   5,337,600        2.3
                                                                                                  ------------      -----
                                                                                                    11,300,749        4.9
                  ----------------------------------------------------------------------------------------------------------
                  INDUSTRIAL            119,000   General Electric Company                           5,801,250        2.5
                  CONGLOMERATES
                  ----------------------------------------------------------------------------------------------------------
                  INSURANCE             182,000   AFLAC Incorporated                                 5,731,180        2.5
                                         32,000   American International Group, Inc.                 2,752,000        1.2
                                        145,000   Lincoln National Corporation                       7,503,750        3.3
                                          5,000   +Markel Corporation                                  982,500        0.4
                                         26,000   Marsh & McLennan Companies, Inc.                   2,626,000        1.1
                                                                                                  ------------      -----
                                                                                                    19,595,430        8.5
                  ----------------------------------------------------------------------------------------------------------
                  MEDIA                 168,000   +AOL Time Warner Inc.                              8,904,000        3.9
                                        100,452   +Clear Channel Communications, Inc.                6,298,340        2.7
                                         20,000   +Viacom, Inc. (Class B)                            1,035,000        0.4
                                        160,116   The Walt Disney Company                            4,625,751        2.0
                                                                                                  ------------      -----
                                                                                                    20,863,091        9.0
                  ----------------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES       132,585   Enron Corp.                                        6,496,665        2.8
                  ----------------------------------------------------------------------------------------------------------
                  MULTI-LINE            130,000   Wal-Mart Stores, Inc.                              6,344,000        2.8
                  RETAIL
                  ----------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS        30,500   Allergan Inc.                                      2,607,750        1.1
                                         31,000   +Forest Laboratories, Inc.                         2,201,000        0.9
                                         50,000   +King Pharmaceuticals, Inc.                        2,687,500        1.2
                                         40,000   +Watson Pharmaceuticals, Inc.                      2,465,600        1.1
                                                                                                  ------------      -----
                                                                                                     9,961,850        4.3
                  ----------------------------------------------------------------------------------------------------------
                  SOFTWARE              138,000   +Rational Software Corporation                     3,876,420        1.7
                  ----------------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL       71,000   The Home Depot, Inc.                               3,305,050        1.4
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE UNITED STATES           118,183,994       51.3
----------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN NORTH AMERICA
                                                  (COST -- $128,747,503)                           120,050,428       52.1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001(CONTINUED)           (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC                              SHARES                                                                  PERCENT OF
     BASIN            INDUSTRY             HELD                    INVESTMENTS                       VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         DIVERSIFIED           275,000   +Cable & Wireless Optus Limited                 $    518,389        0.2%
                  TELECOMMUNICATION
                  SERVICES
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN AUSTRALIA                       518,389        0.2
----------------------------------------------------------------------------------------------------------------------------
JAPAN             ELECTRONIC             25,000   Kyocera Corporation                                2,204,939        0.9
                  EQUIPMENT &
                  INSTRUMENTS
                  ----------------------------------------------------------------------------------------------------------
                  LEISURE                 1,000   Fuji Photo Film                                       43,137        0.0
                  EQUIPMENT &
                  PRODUCTS
                  ----------------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR           2,000   Advantest Corporation                                171,424        0.1
                  EQUIPMENT &
                  PRODUCTS
                  ----------------------------------------------------------------------------------------------------------
                  WIRELESS                  290   NTT DoCoMo, Inc.                                   5,045,702        2.2
                  TELECOMMUNICATION
                  SERVICES
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN JAPAN                         7,465,202        3.2
----------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                  (COST -- $10,801,322)                              7,983,591        3.4
----------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
----------------------------------------------------------------------------------------------------------------------------
FINLAND           COMMUNICATIONS        340,000   Nokia Oyj (Series A)                               7,705,584        3.3
                  EQUIPMENT
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN FINLAND                       7,705,584        3.3
----------------------------------------------------------------------------------------------------------------------------
FRANCE            INSURANCE              79,784   Axa                                                2,272,894        1.0
                  ----------------------------------------------------------------------------------------------------------
                  PERSONAL                8,000   L'Oreal SA                                           516,426        0.2
                  PRODUCTS
                  ----------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS        21,717   Aventis SA                                         1,716,297        0.7
                                         51,000   Sanofi-Synthelabo SA                               3,346,187        1.5
                                                                                                  ------------      -----
                                                                                                     5,062,484        2.2
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN FRANCE                        7,851,804        3.4
----------------------------------------------------------------------------------------------------------------------------
GERMANY           INSURANCE              15,200   Allianz AG (Registered Shares)                     4,461,447        1.9
                                         16,500   Muenchener Rueckversicherungs-Gesellschaft AG
                                                    (Registered Shares)                              4,630,690        2.0
                                                                                                  ------------      -----
                                                                                                     9,092,137        3.9
                  ----------------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL       10,000   Metro AG                                             376,737        0.2
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN GERMANY                       9,468,874        4.1
----------------------------------------------------------------------------------------------------------------------------
ITALY             BANKS                  30,000   Banca di Roma SpA                                     91,433        0.0
                                         86,000   San Paolo-IMI SpA                                  1,102,307        0.5
                                        264,750   Unicredito Italiano SpA                            1,136,376        0.5
                                                                                                  ------------      -----
                                                                                                     2,330,116        1.0
                  ----------------------------------------------------------------------------------------------------------
                  INSURANCE             147,500   Assicurazioni Generali                             4,433,009        1.9
                                        206,028   Istituto Nazionale delle Assicurazioni SpA
                                                    (INA)                                              418,616        0.2
                                                                                                  ------------      -----
                                                                                                     4,851,625        2.1
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN ITALY                         7,181,741        3.1
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       DIVERSIFIED            50,582   +ING Groep NV                                      3,305,914        1.4
                  FINANCIALS
                  ----------------------------------------------------------------------------------------------------------
                  FOOD & DRUG            94,000   Koninklijke Ahold NV                               2,944,475        1.3
                  RETAILING
                  ----------------------------------------------------------------------------------------------------------
                  INSURANCE             175,000   Aegon NV                                           4,926,154        2.2
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE NETHERLANDS              11,176,543        4.9
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                   SHARES                                                                  PERCENT OF
(CONCLUDED)           INDUSTRY             HELD                    INVESTMENTS                       VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SPAIN             BANKS                  16,929   Banco Bilbao Vizcaya, SA                        $    218,994        0.1%
                                         55,530   Banco Santander Central Hispano, SA                  503,025        0.2
                                                                                                  ------------      -----
                                                                                                       722,019        0.3
                  ----------------------------------------------------------------------------------------------------------
                  MEDIA                 132,000   Telefonica Publicidad e Informacion, SA              625,807        0.3
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SPAIN                         1,347,826        0.6
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       PHARMACEUTICALS       200,000   Novartis AG (Registered Shares)                    7,237,830        3.1
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SWITZERLAND                   7,237,830        3.1
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    PHARMACEUTICALS       276,495   GlaxoSmithKline PLC                                7,777,251        3.4
                  ----------------------------------------------------------------------------------------------------------
                  WIRELESS            3,448,433   Vodafone Group PLC                                 7,638,555        3.3
                  TELECOMMUNICATION
                  SERVICES
                  ----------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE UNITED KINGDOM           15,415,806        6.7
----------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN WESTERN EUROPE
                                                  (COST -- $79,104,721)                             67,386,008       29.2
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                             FACE
SECURITIES                            AMOUNT                          ISSUE
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          $ 2,900,000
                                                  Gannett Company, 3.95% due 7/02/2001               2,899,045        1.3
PAPER*                                6,146,000
                                                  General Motors Acceptance Corp., 4.13% due
                                                    7/02/2001                                        6,143,885        2.7
                                      7,950,000   Verizon Global Funding, 3.68% due 7/26/2001        7,928,058        3.4
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                        10,000,000
                                                  Fannie Mae, 3.78% due 7/09/2001                    9,989,500        4.3
AGENCY                                2,500,000
                                                  Freddie Mac, 3.67% due 7/18/2001                   2,495,158        1.1
OBLIGATIONS*
----------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                  (COST -- $29,455,646)                             29,455,646       12.8
----------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST -- $248,109,192)         224,875,673       97.5
                                                  OTHER ASSETS LESS LIABILITIES                      5,679,281        2.5
                                                                                                  ------------      -----
                                                  NET ASSETS                                      $230,554,954      100.0%
                                                                                                  ============      =====
----------------------------------------------------------------------------------------------------------------------------

*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $248,109,192).....               $224,875,673
Cash........................................................                      1,828
Foreign cash................................................                     16,932
Receivables:
  Securities sold...........................................  $9,009,707
  Dividends.................................................     223,567
  Capital shares sold.......................................      75,999      9,309,273
                                                              ----------
Prepaid expenses and other assets...........................                     27,938
                                                                           ------------
Total assets................................................                234,231,644
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   3,517,057
  Investment adviser........................................     135,363
  Capital shares redeemed...................................      10,158      3,662,578
                                                              ----------
Accrued expenses and other liabilities......................                     14,112
                                                                           ------------
Total liabilities...........................................                  3,676,690
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $230,554,954
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  2,355,152
Paid-in capital in excess of par............................                294,523,625
Undistributed investment income--net........................                  1,055,685
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (31,873,486)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                (12,261,513)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                (23,244,509)
                                                                           ------------
NET ASSETS..................................................               $230,554,954
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $230,554,954 and 23,551,516
  shares outstanding........................................               $       9.79
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                 $  1,207,378
Dividends (net of $79,540 foreign withholding tax)..........                      914,392
Other income................................................                       12,941
                                                                             ------------
Total income................................................                    2,134,711
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    938,505
Accounting services.........................................        45,217
Custodian fees..............................................        38,894
Registration fees...........................................        15,731
Professional fees...........................................        14,493
Printing and shareholder reports............................        12,935
Directors' fees and expenses................................         4,865
Pricing services............................................         2,798
Transfer agent fees.........................................         2,319
Other.......................................................         3,269
                                                              ------------
Total expenses..............................................                    1,079,026
                                                                             ------------
Investment income--net......................................                    1,055,685
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET:
Realized loss on:
  Investments--net..........................................   (31,870,048)
  Foreign currency transactions--net........................        (3,438)   (31,873,486)
                                                              ------------
Change in unrealized depreciation on:
  Investments--net..........................................   (14,706,762)
  Foreign currency transactions--net........................        (3,798)   (14,710,560)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(45,528,361)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 FOR THE
                                                               FOR THE SIX      YEAR ENDED
                                                              MONTHS ENDED     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2001        2000
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,055,685     $  1,176,716
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................   (31,873,486)       4,611,025
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (14,710,560)     (55,350,018)
                                                              ------------     ------------
Net decrease in net assets resulting from operations........   (45,528,361)     (49,562,277)
                                                              ------------     ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................            --       (1,050,778)
Realized gain on investments--net:
  Class A...................................................            --       (5,728,751)
In excess of realized gain on investments--net:
  Class A...................................................            --      (12,387,451)
                                                              ------------     ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................            --      (19,166,980)
                                                              ------------     ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    (2,368,826)     166,773,624
                                                              ------------     ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (47,897,187)      98,044,367
Beginning of period.........................................   278,452,141      180,407,774
                                                              ------------     ------------
End of period*..............................................  $230,554,954     $278,452,141
                                                              ============     ============
-------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,055,685     $         --
                                                              ============     ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                           ---------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                       FOR THE YEAR
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.     FOR THE SIX              ENDED             FOR THE PERIOD
                                                           MONTHS ENDED         DECEMBER 31,          JUNE 5, 1998+
                                                             JUNE 30,      -----------------------     TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                        2001          2000           1999           1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................    $  11.70      $  14.78       $  10.82       $  10.00
                                                             --------      --------       --------       --------
Investment income--net++.................................         .04           .06            .11            .03
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................       (1.95)        (2.26)          4.06            .79
                                                             --------      --------       --------       --------
Total from investment operations.........................       (1.91)        (2.20)          4.17            .82
                                                             --------      --------       --------       --------
Less dividends and distributions:
  Investment income--net.................................          --          (.05)          (.12)            --
  Realized gain on investments--net......................          --          (.26)          (.09)            --
  In excess of realized gain on investments--net.........          --          (.57)            --             --
                                                             --------      --------       --------       --------
Total dividends and distributions........................          --          (.88)          (.21)            --
                                                             --------      --------       --------       --------
Net asset value, end of period...........................    $   9.79      $  11.70       $  14.78       $  10.82
                                                             ========      ========       ========       ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................     (16.32%)++    (15.00%)        38.69%          8.20%++
                                                             ========      ========       ========       ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................        .86%*         .83%           .87%          1.03%*
                                                             ========      ========       ========       ========
Investment income--net...................................        .84%*         .46%           .97%           .63%*
                                                             ========      ========       ========       ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................    $230,555      $278,452       $180,408       $ 19,657
                                                             ========      ========       ========       ========
Portfolio turnover.......................................      67.28%        95.98%         99.09%         15.25%
                                                             ========      ========       ========       ========
--------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

  (g) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $9,736 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended

--------------------------------------------------------------------------------

June 30, 2001 were $180,371,844 and $137,115,615, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)       Losses
---------------------------------------------------------------------
Long-term investments...............   $(31,873,290)    $(23,233,519)
Short-term investments..............          3,242               --
Foreign currency transactions.......         (3,438)         (10,990)
                                       ------------     ------------
Total...............................   $(31,873,486)    $(23,244,509)
                                       ============     ============
---------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $23,233,519, of which $7,176,301 related to appreciated securities and $30,409,820 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $248,109,192.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months                       Dollar
Ended June 30, 2001                      Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     868,346    $  9,296,887
Shares redeemed......................  (1,124,388)    (11,665,713)
                                       ----------    ------------
Net decrease.........................    (256,042)   $ (2,368,826)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  10,698,270    $157,896,768
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,606,163      19,166,980
                                       ----------    ------------
Total issued.........................  12,304,433     177,063,748
Shares redeemed......................    (704,520)    (10,290,124)
                                       ----------    ------------
Net increase.........................  11,599,913    $166,773,624
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. COMMITMENTS:

At June 30, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with an approximate value of $1,174,000.

7. SECURITY LOANS:

At June 30, 2001, the Fund held collateral having an aggregate value of approximately $3,823,000 as collateral for portfolio securities loaned having a market value of approximately $684,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

INVESTMENT REVIEW

  The structure of the Fund during the six months ended June 30, 2001 was influenced by our outlook on interest rate movements, the direction of the Federal Reserve Board monetary policy and the shape of the US Treasury yield curve. As we entered 2001, our investment strategy was based upon a modest overweight in the Treasury and agency sectors with an underweighted position in the mortgage-backed security (MBS) sector. Our portfolio structure was based upon our belief that the impact of the Federal Reserve Board's easing policy would result in a sharp increase in refinancing activity, which would then translate into accelerated prepayment speeds. This should have had a negative impact for MBS agency pass-through issues, but despite the technical and fundamental influences, the exact opposite occurred as mortgages outperformed Treasury and agency indexes during January 2001. Fortunately, our underweighted position was only modest in proportion and Fund performance faired reasonably well relative to the unmanaged Salomon Smith Barney Government/Mortgage Index. During the six months ended June 30, 2001, we completed the sale of most of our collateralized mortgage obligations (CMOs), as we preferred the liquidity associated with owning them. The CMOs were primarily concentrated in lower coupons, as we felt the wave of prepayments would have the greatest impact on the higher coupons.

  Our strategy to underweight the Fund's MBS finally paid off in February as market reaction to increased refinancing activity and faster prepayment speeds exacted their toll on mortgage performance. Throughout February, MBS underperformed all other sectors of the investment-grade market. However, by the second quarter of 2001, and consistent with the Federal Reserve Board's aggressive easing of monetary policy, the yield curve steepened as short-term interest rates followed the Federal Funds rate lower and long-term interest rates pushed somewhat higher as investors priced in a less optimistic inflationary outlook. Within the context of this steepening of the yield curve, MBS performance began to outperform once again. At this point, we increased the mortgage allocation of the Fund to an index-neutral stance through higher-coupon collateral. Additionally, MBS yield spreads were attractive and consistent with our strategy to build a yield advantage, relative to the Index, into the portfolio. While the Fund was overweighted in agency issues, weightings in Treasury issues were reduced in May to a slight underweight, reflecting our belief that while agency bullets offered reasonable relative value, Treasury issues would likely be range bound as the Federal Reserve Board concluded its easing program.

IN CONCLUSION

  Looking ahead, we expect to remain fairly neutral relative to our Index. We will continue to monitor agency spreads versus swaps to determine when we should remove our overweighted stance. Additionally, the shape of the Treasury curve and the prospects for future intervention by the Federal Reserve Board will drive our decision to adjust portfolio duration. We will continue to focus on yield and liquidity, while attempting to endure periodic instances of extreme market volatility. From a longer-term perspective, we expect to increase our allocation in the MBS sector given our expectations that performance will be enhanced as volatility remains low and the Federal Reserve Board finishes its current easing cycle.

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

[/s/ Terry K. Glenn]
Terry K. Glenn
President and Director

[/s/ Christopher G. Ayoub]
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   +10.07%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                  + 6.84
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/01                                       + 6.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF JUNE 30, 2001                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +2.68%         +10.07%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK--8.2%                   Federal Home Loan Bank:
                              $10,000,000        5.125% due 9/15/2003.................................    $ 10,089,100
                               10,000,000        4.75% due 6/28/2004..................................       9,985,500
                                5,000,000        7.125% due 2/15/2005.................................       5,324,200
                                2,200,000        6.625% due 8/27/2007.................................       2,305,864
                                3,650,000        6.875% due 8/13/2010.................................       3,805,125
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANK
                                               (COST--$31,401,144)                                          31,509,789
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--10.4%                             Freddie Mac--Gold Program+:
                                  302,345        7.50% due 2/01/2023..................................         311,490
                                   68,999        7.50% due 5/01/2024..................................          71,033
                                1,726,918        7.50% due 6/01/2024..................................       1,777,822
                                1,127,814        7.50% due 7/01/2024..................................       1,161,059
                                1,432,699        7.50% due 8/01/2024..................................       1,474,934
                                  459,937        7.50% due 9/01/2024..................................         473,496
                                  188,029        7.50% due 12/01/2024.................................         193,672
                                  567,407        7.50% due 4/01/2025..................................         584,435
                                  788,816        7.50% due 8/01/2025..................................         810,147
                                  260,556        7.50% due 11/01/2025.................................         267,601
                                  433,523        7.50% due 2/01/2026..................................         446,534
                                   24,595        7.50% due 4/01/2026..................................          25,245
                                   19,612        7.50% due 5/01/2026..................................          20,142
                                  131,001        7.50% due 7/01/2026..................................         134,464
                                  637,672        7.50% due 8/01/2026..................................         654,531
                                  927,155        7.50% due 2/01/2027..................................         952,227
                                  472,855        7.50% due 4/01/2027..................................         485,356
                                   40,032        7.50% due 6/01/2027..................................          41,018
                                  186,971        7.50% due 10/01/2027.................................         191,574
                                   21,997        7.50% due 11/01/2027.................................          22,538
                                   22,555        7.50% due 12/01/2027.................................          23,110
                                  116,240        7.50% due 1/01/2028..................................         119,102
                                   10,846        7.50% due 2/01/2028..................................          11,103
                                   45,212        7.50% due 4/01/2028..................................          46,285
                                  176,174        7.50% due 5/01/2028..................................         180,353
                                   36,112        7.50% due 1/01/2029..................................          36,870
                                   86,121        6.50% due 3/01/2029..................................          85,070
                                  701,385        7.50% due 3/01/2029..................................         716,113
                                  894,294        7.50% due 4/01/2029..................................         912,934
                                  391,821        6.50% due 6/01/2029..................................         387,146
                                7,931,192        6.50% due 7/01/2029..................................       7,834,453
                                2,529,651        7% due 7/01/2029.....................................       2,547,672
                                   84,799        6.50% due 8/01/2029..................................          83,764
                                   66,763        6.50% due 9/01/2029..................................          65,948
                                  108,396        6.50% due 10/01/2029.................................         107,073
                                3,350,021        8% due 12/01/2029....................................       3,468,848
                                4,999,500        8% due 4/01/2030.....................................       5,172,492
                                3,150,312        8% due 7/01/2030.....................................       3,259,318
                                4,659,173      Freddie Mac Participation Certificates, FHR 2140 KE,
                                                 6.30% due 5/15/2026..................................       4,695,189
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC
                                               (COST--$39,416,481)                                          39,852,161
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE--39.4%                              Fannie Mae+:
                               33,500,000        6.50%(a).............................................      32,966,010
                                3,646,218        8% due 4/01/2008.....................................       3,822,312
                                7,165,000        5.83% due 12/10/2008.................................       6,987,337
                                  273,951        6.50% due 12/01/2015.................................         274,880
                                4,840,011        6.50% due 1/01/2016..................................       4,856,419
                                2,584,712        6.50% due 3/01/2016..................................       2,592,771
                                  700,337        6.50% due 4/01/2016..................................         702,412

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                                               FANNIE MAE (CONCLUDED):
FANNIE MAE (CONCLUDED)        $ 5,500,000        6% due 7/01/2016.....................................    $  5,418,029
                                  502,117        7% due 6/01/2028.....................................         505,681
                                  727,545        7% due 10/01/2028....................................         732,710
                                  892,060        7% due 12/01/2028....................................         898,392
                                2,209,681        7% due 2/01/2029.....................................       2,222,961
                                3,879,153        7% due 3/01/2029.....................................       3,902,467
                                6,979,909        7% due 5/01/2029.....................................       7,024,988
                               11,743,869        7% due 6/01/2029.....................................      11,816,548
                                2,343,415        7% due 7/01/2029.....................................       2,357,500
                                  868,077        7% due 8/01/2029.....................................         873,295
                                  328,829        7% due 9/01/2029.....................................         330,805
                                  648,641        7% due 10/01/2029....................................         652,540
                                1,134,835        7% due 11/01/2029....................................       1,141,655
                                  554,847        7% due 12/01/2029....................................         558,182
                                  194,042        7% due 1/01/2030.....................................         195,208
                                1,178,169        7% due 2/01/2030.....................................       1,184,691
                                  862,257        8% due 2/01/2030.....................................         892,026
                                2,069,466        7% due 3/01/2030.....................................       2,081,144
                                1,904,411        7% due 4/01/2030.....................................       1,914,954
                                   32,916        8% due 4/01/2030.....................................          34,033
                                   78,570        8% due 6/01/2030.....................................          81,237
                                  920,245        8% due 7/01/2030.....................................         951,489
                                   70,009        8% due 9/01/2030.....................................          72,387
                                  725,282        8% due 10/01/2030....................................         749,906
                                  841,821        8% due 11/01/2030....................................         870,401
                                5,000,000        6.625% due 11/15/2030................................       5,023,400
                                4,996,233        7.50% due 12/01/2030.................................       5,100,738
                                  194,957        8% due 12/01/2030....................................         201,576
                               14,000,000        6.50% due 12/31/2030.................................      13,846,840
                                5,000,000        7% due 12/31/2030....................................       5,043,750
                                5,000,000        7.50% due 12/31/2030.................................       5,126,550
                                  778,488        8% due 1/01/2031.....................................         804,917
                                3,712,343        7.50% due 2/01/2031..................................       3,787,900
                                  726,446        8% due 2/01/2031.....................................         751,109
                                5,931,610        7.50% due 3/01/2031..................................       6,055,680
                                5,500,000      Fannie Mae 1998-M7 "B," 6.313% due 3/25/2007...........       5,559,750
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE
                                               (COST--$151,019,523)                                        150,967,580
----------------------------------------------------------------------------------------------------------------------
GINNIE MAE--3.4%                               Ginnie Mae+:
                               11,736,520        6.50% due 2/15/2028..................................      11,628,484
                                1,508,279        6.50% due 5/15/2028..................................       1,494,395
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL GINNIE MAE
                                               (COST--$13,209,618)                                          13,122,879
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT FUNDING                         Private Export Funding Corporation:
CORPORATION--1.5%
                                3,335,000        7.01% due 4/30/2004..................................       3,452,092
                                2,000,000        7.11% due 4/15/2007..................................       2,133,740
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL PRIVATE EXPORT FUNDING CORPORATION
                                               (COST--$5,755,440)                                            5,585,832
----------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--3.1%
                                5,000,000        5.375% due 11/13/2008................................       4,810,950
                                7,000,000        6.75% due 11/01/2025.................................       7,137,270
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY
                                               (COST--$11,312,618)                                          11,948,220
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                            US Treasury Bonds:
NOTES--31.6%
                                4,000,000        11.875% due 11/15/2003...............................       4,650,000
                                1,000,000        10.625% due 8/15/2015................................       1,461,560
                                1,500,000        9.25% due 2/15/2016..................................       2,001,090

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                              $ 2,500,000        7.50% due 11/15/2016.................................    $  2,912,500
US TREASURY BONDS & NOTES                      US Treasury Bonds (concluded):
(CONCLUDED)
                                6,500,000        8.875% due 8/15/2017.................................       8,532,290
                                3,250,000        8.75% due 5/15/2020..................................       4,294,062
                                5,300,000        8% due 11/15/2021....................................       6,601,786
                                2,500,000        7.50% due 11/15/2024.................................       3,000,775
                               11,200,000        6.125% due 11/15/2027................................      11,528,944
                                               US Treasury Notes:
                                1,500,000        7.875% due 8/15/2001.................................       1,507,260
                                1,500,000        6.25% due 6/30/2002..................................       1,533,750
                               17,000,000        6.25% due 8/31/2002..................................      17,427,720
                                6,000,000        6.25% due 2/15/2003..................................       6,190,320
                                9,600,000        7.25% due 5/15/2004..................................      10,273,536
                               14,000,000        6.75% due 5/15/2005..................................      14,905,520
                                5,900,000        7% due 7/15/2006.....................................       6,399,671
                                8,000,000        6.125% due 8/15/2007.................................       8,388,720
                                7,100,000        6% due 8/15/2009.....................................       7,450,527
                                2,000,000        5% due 2/15/2011.....................................       1,940,300
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL US TREASURY BONDS & NOTES
                                               (COST--$121,054,166)                                        121,000,331
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$373,168,990)--97.6%                                 373,986,792
----------------------------------------------------------------------------------------------------------------------
                                               SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--4.9%   18,649,000      UBS Warburg Corp. LLC, purchased on 6/29/2001 to yield
                                                 3.95% to 7/02/2001...................................      18,649,000
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                           Federal Farm Credit Bank:
OBLIGATIONS**--11.4%
                               15,000,000      3.77% due 7/06/2001....................................      14,989,004
                               15,000,000      3.60% due 7/13/2001....................................      14,979,000
                                7,500,000      Federal Home Loan Bank, 3.65% due 7/09/2001............       7,492,396
                                6,415,000      Federal Home Loan Mortgage Corporation, 3.62% due
                                                 7/10/2001............................................       6,407,904
                                                                                                          ------------
                                                                                                            43,868,304
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$62,517,304)--16.3%                                   62,517,304
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$435,686,294)--113.9%...........................     436,504,096
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(13.9%).........     (53,231,672)
                                                                                                          ------------
                                               NET ASSETS--100.0%.....................................    $383,272,424
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

 ** Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  + Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

(a) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$435,686,294).......                $436,504,096
Cash........................................................                         224
Receivables:
  Securities sold...........................................  $33,357,974
  Interest..................................................    3,495,432
  Capital shares sold.......................................    1,005,335     37,858,741
                                                              -----------
Prepaid expenses and other assets...........................                      28,122
                                                                            ------------
Total assets................................................                 474,391,183
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   90,860,878
  Investment adviser........................................      145,802
  Capital shares redeemed...................................       77,809     91,084,489
                                                              -----------
Accrued expenses and other liabilities......................                      34,270
                                                                            ------------
Total liabilities...........................................                  91,118,759
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $383,272,424
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $  3,640,143
Paid-in capital in excess of par............................                 381,412,151
Undistributed investment income--net........................                   1,608,645
Accumulated realized capital losses on investments--net.....                  (4,206,317)
Unrealized appreciation on investments--net.................                     817,802
                                                                            ------------
NET ASSETS..................................................                $383,272,424
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $383,272,424 and 36,401,431
  shares outstanding........................................                $      10.53
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $10,732,182
Other income................................................                  46,610
                                                                         -----------
Total income................................................              10,778,792
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $893,887
Accounting services.........................................    60,051
Custodian fees..............................................    24,787
Printing and shareholder reports............................    18,519
Professional fees...........................................    17,099
Pricing services............................................     6,867
Directors' fees and expenses................................     6,265
Transfer agent fees.........................................     2,276
Registration fees...........................................       589
Other.......................................................     3,781
                                                              --------
Total expenses..............................................               1,034,121
                                                                         -----------
Investment income--net......................................               9,744,671
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................               4,492,440
Change in unrealized appreciation on investments--net.......              (5,101,749)
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 9,135,362
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE           FOR THE
                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2001              2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $  9,744,671      $ 21,641,775
Realized gain (loss) on investments--net....................         4,492,440        (7,042,722)
Change in unrealized appreciation/depreciation on
  investments--net..........................................        (5,101,749)       22,791,707
                                                                  ------------      ------------
Net increase in net assets resulting from operations........         9,135,362        37,390,760
                                                                  ------------      ------------
------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................        (9,696,232)      (20,468,359)
                                                                  ------------      ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................        51,614,183       (47,097,161)
                                                                  ------------      ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................        51,053,313       (30,174,760)
Beginning of period.........................................       332,219,111       362,393,871
                                                                  ------------      ------------
End of period*..............................................      $383,272,424      $332,219,111
                                                                  ============      ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................      $  1,608,645      $  1,560,206
                                                                  ============      ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                         FOR THE SIX
                                                              MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                                JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001         2000        1999        1998        1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $  10.54     $  10.03    $  10.88    $  10.60    $  10.40
                                                                --------     --------    --------    --------    --------
Investment income--net....................................           .29++++      .64++++      .61        .59         .63
Realized and unrealized gain (loss) on investments--net...          (.01)         .47        (.80)        .31         .25
                                                                --------     --------    --------    --------    --------
Total from investment operations..........................           .28         1.11        (.19)        .90         .88
                                                                --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................          (.29)        (.60)       (.66)       (.60)       (.63)
  In excess of investment income--net.....................            --           --          --+         --          --
  Realized gain on investments--net.......................            --           --          --        (.02)       (.05)
  In excess of realized gain on investments--net..........            --           --          --          --          --+
                                                                --------     --------    --------    --------    --------
Total dividends and distributions.........................          (.29)        (.60)       (.66)       (.62)       (.68)
                                                                --------     --------    --------    --------    --------
Net asset value, end of period............................      $  10.53     $  10.54    $  10.03    $  10.88    $  10.60
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................         2.68%++     11.50%      (1.80%)      8.76%       8.88%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............................          .58%*        .57%        .55%        .56%        .51%
                                                                ========     ========    ========    ========    ========
Expenses..................................................          .58%*        .57%        .55%        .56%        .57%
                                                                ========     ========    ========    ========    ========
Investment income--net....................................         5.45%*       6.26%       5.86%       5.66%       6.26%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................      $383,272     $332,219    $362,394    $350,416    $179,820
                                                                ========     ========    ========    ========    ========
Portfolio turnover........................................        91.21%       70.01%     116.59%      43.10%     117.65%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Advisor waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.

+Amount is less than $.01 per share.

++Aggregate total investment return.

++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a

--------------------------------------------------------------------------------

monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.
  For the six months ended June 30, 2001, Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, earned $1,175 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $9,310 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $378,389,586 and $315,904,383, respectively.

  Net realized gains for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                              Realized    Unrealized
                                               Gains        Gains
--------------------------------------------------------------------
Long-term investments......................  $4,492,291    $817,802
Short-term investments.....................         149          --
                                             ----------    --------
Total......................................  $4,492,440    $817,802
                                             ==========    ========
--------------------------------------------------------------------

  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $817,802, of which $3,608,102 related to appreciated securities and $2,790,304 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $435,686,294.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2001                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    5,120,331    $ 54,174,723
Shares issued to shareholders in
 reinvestment of dividends............      917,488       9,696,241
                                         ----------    ------------
Total issued..........................    6,037,819      63,870,964
Shares redeemed.......................   (1,160,673)    (12,256,781)
                                         ----------    ------------
Net increase..........................    4,877,146    $ 51,614,183
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,863,267    $ 19,068,369
Shares issued to shareholders in
 reinvestment of dividends...........   2,022,626      20,468,359
                                       ----------    ------------
Total issued.........................   3,885,893      39,536,728
Shares redeemed......................  (8,497,424)    (86,633,889)
                                       ----------    ------------
Net decrease.........................  (4,611,531)   $(47,097,161)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. SECURITY LOANS:

At June 30, 2001, the Fund held collateral having an aggregate value of approximately $2,030,000 as collateral for portfolio securities loaned having a market value of approximately $1,940,000.

7. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $8,370,000, of which $1,424,000 expires in 2007 and $6,946,000 expires in 2008. This amount will

--------------------------------------------------------------------------------

be available to offset like amounts of any future taxable gains.

8. SUBSEQUENT EVENT:

On July 1, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.046542 per Class A Share payable on July 1, 2001 to shareholders of record as of June 29, 2001.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

MARKET REVIEW

  The six months ended June 30, 2001 was a relatively good period for the high-yield market. The benign effect of several Federal Reserve Board interest rate cuts, healthy mutual fund inflows and good demand from structured product buyers more than outweighed several negative crosscurrents including sagging equity markets, a high level of credit distress, a weak economy and limited dealer liquidity. The unmanaged Credit Suisse First Boston (CSFB) High Yield Index registered a total return of +4.28% for the period, which compared quite favorably to 10-year US Treasury securities, which had a return of -0.46%.

  In sharp contrast to 2000, inflows into high-yield mutual funds were approximately $6.4 billion for the six months ended June 2001. Underwriters took advantage of this favorable climate and brought 190 new issues during the first half of 2001, raising proceeds of $60.0 billion. For the year 2000, the market was only able to absorb 135 new issues, which raised proceeds of $41.6 billion. The more highly speculative issuers, such as build-out phase telecom credits, found the market closed to them as the year drew on.

  Investors' aversion to risk was most evident in returns by rating categories. The upper tier (split BBB and BB) posted a total return of +7.65% for the six-month period, while the lower tier (CCC, split CCC and default) recorded a return of -3.02%, as measured by the CSFB High Yield Index.

  Investors had sound reasons for seeking out the higher quality end of the credit spectrum--the default rate rose steadily during the period. According to data compiled by CSFB, a leading underwriter of high-yield bonds, the default rate for the trailing 12 months ended June 30, 2001 equaled 7.25%, the highest rate since 1991. It is worth noting that, if original issue investment-grade rated credits are excluded, the default rate would fall to 5.73%, which is still a large rate. Moreover, recoveries on defaulted securities have been lower than the long-term average. Possible causes of the low recovery rate include growing issuance of more senior bank debt (which has lowered the priority of much of the defaulted public debt), supply and demand conditions for defaulted bonds and low asset values for telecom credits.

PORTFOLIO MATTERS

  Against this backdrop, the Fund's Class A Shares had a total return of +6.42% for the six months ended June 30, 2001. This compared favorably to the unmanaged CSFB High Yield Index's return of +4.28% for the same period. Fund performance benefited from an underweighted position in the telecommunication sector, which was by far the worst-performing sector. The Fund's overweighted position in energy and forest products/containers also proved beneficial, as these sectors recorded solid total returns for the period. Positive event risk also enhanced performance. Among these were three tender offers--Clearnet Communications (in connection with its acquisition by Telus), P & L Coal Holdings Corp. (as part of an initial public equity offering), and CSN Iron SA (which used cash from a major asset sale to tender at an attractive price relative to the sovereign).

  We were fairly active in the new-issue market for the six months ended June 30, 2001. Our largest purchases included the bonds of American Greetings (the second largest greeting card company in the world), American Tower Corporation (owner and operator of broadcast and wireless communications sites), Felcor Lodging LP (a large hotel REIT), LIN Television Corporation (a television station group operator in the US and Puerto Rico), Mission Energy Holdings (an independent power producer that is wholly-owned by Edison International), PG&E National Energy Group (an IPP with natural gas pipelines and energy trading operations), SESI, LLC (an oil services firm) and Tri-Union Development Corporation (a small oil and gas exploration and development concern).

  On the sell side, we disposed of our entire positions in three distressed telecommunication credits--McLeodUSA Inc., Metricom Inc. and 360 Networks. The latter two subsequently filed for bankruptcy. We also reduced our holdings in XO Communications, another troubled telecom credit, and we pared our holdings in GS Superhighway Holdings and Extendicare Health Services, two bonds which made dramatic recoveries. Finally, we took profits in three new issues--FiberMark, Michael Foods and Penn National Gaming.

  At June 30, 2001, the Fund's largest industry concentrations were: utilities and independent power producers, 13.3% as a percent of long-term holdings; energy, 10.2%; packaging/paper & forest products, 10.0%; and cable (domestic and international), 9.1%. Foreign bonds comprised 23.5% of the Fund, with emerging markets issues (mostly Latin American corporates) accounting for 10.0% of long-term holdings. At the end of the period, the average portfolio

--------------------------------------------------------------------------------

maturity of the Fund was six years, three months, and cash and cash equivalents amounted to 7.0% of market value.

INVESTMENT OUTLOOK

  We strive to maintain a broad diversification in the Fund, with an emphasis on the higher-quality sectors. In our view, the bifurcation between telecommunication and non-telecommunication credits is likely to continue. We believe the level of credit distress will remain high, but recent improvements in the Moody's downgrade/upgrade ratio and in the distress ratio bode well for the default rate. The distress ratio represents the percentage of issues in the universe tracked by Merrill Lynch High Yield Research that trade at a spread to Treasury securities of over 1,000 basis points. We expect it to peak later this year or in early 2002. Historically, the high-yield market's spread over US Treasury securities has started to tighten about six months before the default rate peaks. Accordingly, we remain positive in our outlook for the high-yield market, although near-term momentum has clearly softened and volatility is likely to remain high.

IN CONCLUSION

  We appreciate your investment in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/01                                         -0.06%
----------------------------------------------------------------------
Five Years Ended 6/30/01                                       +3.87
----------------------------------------------------------------------
Ten Years Ended 6/30/01                                        +8.33
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +6.42%         -0.06%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.8%   B+        B1       $ 3,000,000      L-3 Communications Corp., 10.375% due
                                                                  5/01/2007.................................  $  3,153,750
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.0%              BB-       B1         4,000,000      USAir Inc., 10.375% due 3/01/2013...........     3,926,372
--------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--               BBB-      Ba1        1,275,000      Navistar International, 9.375% due
TRUCKS--0.3%                                                      6/01/2006(d)..............................     1,294,125
--------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.6%            B         B2         3,000,000      Venture Holdings Trust, 11% due 6/01/2007...     2,310,000
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &       B         B2         1,000,000      Alliance Atlantis Communications, 13% due
TV--2.5%                                                          12/15/2009................................     1,050,000
                            CCC+      B3         2,000,000      Cumulus Media, Inc., 10.375% due
                                                                  7/01/2008.................................     1,990,000
                            B-        B3         1,950,000      Emmis Escrow Corp., 12.50% due
                                                                  3/15/2006(c)(d)...........................     1,101,750
                            BB-       B1         5,000,000      Globo Comunicacoes e Participacoes, Ltd.,
                                                                  10.50% due 12/20/2006(d)..................     4,275,000
                            B         B1         2,000,000      LIN Television Corporation, 8% due
                                                                  1/15/2008(d)..............................     1,930,000
                            B-        B3           750,000      Nextmedia Operating Inc., 10.75% due
                                                                  7/01/2011(d)..............................       738,825
                            B-        B3         1,500,000      Salem Communication Holding Corp.,
                                                                  9% due 7/01/2011(d).......................     1,492,500
                                                                                                              ------------
                                                                                                                10,346,750
--------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--1.3%    B         B2         2,500,000      NCI Building Systems Inc., 9.25% due
                                                                  5/01/2009.................................     2,337,500
                            B-        B3         3,000,000      Tapco International Corporation, 12.50% due
                                                                  8/01/2009(d)..............................     2,970,000
                                                                                                              ------------
                                                                                                                 5,307,500
--------------------------------------------------------------------------------------------------------------------------
CABLE--3.4%                                                     Century Communications Corporation:
                            B+        B2         3,000,000        9.50% due 3/01/2005.......................     2,962,500
                            B+        B2         2,500,000        8.375% due 12/15/2007.....................     2,287,500
                                                                Charter Communications Holdings:
                            B+        B2         3,500,000        10% due 4/01/2009.........................     3,552,500
                            B+        B2         1,000,000        10.75% due 10/01/2009.....................     1,052,500
                            B+        B2         4,000,000      Olympus Communications LP/Capital Corp.,
                                                                  10.625% due 11/15/2006....................     4,040,000
                                                                                                              ------------
                                                                                                                13,895,000
--------------------------------------------------------------------------------------------------------------------------
CABLE--                                                         Australis Media Ltd.(a)(b):
INTERNATIONAL--2.4%         NR*       NR*        8,000,000        15.75% due 5/15/2003(f)...................             1
                            NR*       NR*          136,859        15.75% due 5/15/2003......................             0
                            CCC+      Caa2       1,000,000      Cable Satisfaction International, 12.75% due
                                                                  3/01/2010.................................       527,500
                            B         B2         2,000,000      Cablevision SA, 13.75% due 5/01/2009........     1,410,000
                            B         B2         3,500,000      International Cabletel, Inc., 11.108% due
                                                                  2/01/2006(c)..............................     2,362,500
                            B         B2         2,000,000      NTL Incorporated, 10% due 2/15/2007.........     1,300,000
                            NR*       NR*        3,500,000      Telewest Finance, 6% due 7/07/2005..........     2,450,000
                            B-        Caa1       5,000,000      United International Holdings, Inc., 10.75%
                                                                  due 2/15/2008(c)..........................     1,675,000
                            B-        Caa1       2,000,000      United Pan-Europe Communications, 13.75% due
                                                                  2/01/2010(c)..............................       300,000
                                                                                                              ------------
                                                                                                                10,025,001
--------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.7%         B         B2         4,000,000      Columbus McKinnon Corp., 8.50% due
                                                                  4/01/2008.................................     3,620,000
                            B-        B3         4,500,000      International Wire Group, Inc., 11.75% due
                                                                  6/01/2005.................................     4,539,375
                            B         B2         1,500,000      Terex Corporation, 10.375% due
                                                                  4/01/2011(d)..............................     1,545,000
                            CCC+      B3         2,000,000      Trench Electric SA and Trench Inc., 10.25%
                                                                  due 12/15/2007............................     1,460,000
                                                                                                              ------------
                                                                                                                11,164,375
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.1%             B+        Ba2      $ 1,000,000      Hercules Inc., 11.125% due 11/15/2007(d)....  $    990,000
                            BB-       B2           750,000      ISP ChemCo., 10.25% due 7/01/2011(d)........       750,000
                            BB-       B2         3,500,000      ISP Holdings Inc., 9.75% due 2/15/2002......     3,508,750
                                                                Lyondell Chemical Company:
                            BB        Ba3        3,000,000        9.875% due 5/01/2007(d)...................     2,977,500
                            B+        B2         2,000,000        10.875% due 5/01/2009.....................     1,965,000
                            BB-       Ba3        1,000,000      MacDermid Inc., 9.125% due 7/15/2011(d).....     1,005,000
                            BBB-      Ba1          450,000      Millennium America Inc., 9.25% due
                                                                  6/15/2008(d)..............................       447,750
                            B         B3           925,000      PMD Group Inc., 11% due 2/28/2011(d)........       938,875
                                                                                                              ------------
                                                                                                                12,582,875
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.4%        B-        B3         2,500,000      Satelites Mexicanos SA, 10.125% due
                                                                  11/01/2004................................     1,675,000
--------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         BB-       Ba3        4,000,000      Amkor Technology Inc., 9.25% due 5/01/2006..     3,860,000
ELECTRONICS--1.1%
                            D         Ca         3,000,000      Dictaphone Corp., 11.75% due 8/01/2005(b)...       723,750
                                                                                                              ------------
                                                                                                                 4,583,750
--------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.7%         B-        Caa1       4,126,000      Eagle-Picher Industries, 9.375% due
                                                                  3/01/2008.................................     2,774,735
--------------------------------------------------------------------------------------------------------------------------
CONSUMER--SERVICES--0.3%    B-        Caa2       1,850,000      Protection One Alarm Monitoring, 8.125% due
                                                                  1/15/2009.................................     1,036,000
--------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--         BB+       Ba3        2,000,000      American Greetings, 11.75% due 7/15/2008....     1,940,000
0.8%                        CCC+      Ca         3,000,000      Corning Consumer Products, 9.625% due
                                                                  5/01/2008.................................       480,000
                            CCC+      Caa1       1,500,000      Syratech Corp., 11% due 4/15/2007...........       901,875
                                                                                                              ------------
                                                                                                                 3,321,875
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.1%           CCC+      B3         5,000,000      Blount Inc., 13% due 8/01/2009..............     2,887,500
                            B-        B2         1,000,000      Koppers Industries, Inc., 9.875% due
                                                                  12/01/2007................................       980,000
                            NR*       Caa1       4,000,000      RBX Corp, 12% due 1/15/2003(b)..............       475,000
                                                                                                              ------------
                                                                                                                 4,342,500
--------------------------------------------------------------------------------------------------------------------------
ENERGY--8.7%                NA*       B3         1,000,000      Abraxas Petroleum Corp., 12.875% due
                                                                  3/15/2003.................................     1,027,500
                            B-        B2         1,000,000      Baytex Energy Limited, 10.50% due
                                                                  2/15/2011.................................     1,020,000
                            B-        B3         2,000,000      Bellwether Exploration, 10.875% due
                                                                  4/01/2007.................................     1,965,000
                            B-        B3         4,500,000      Benton Oil and Gas Co., 11.625% due
                                                                  5/01/2003.................................     3,217,500
                            B         B3         2,500,000      Clark USA Inc., 10.875% due 12/01/2005......     2,025,000
                            BB-       B1           625,000      El Paso Energy Partners, 8.50% due
                                                                  6/01/2011.................................       625,000
                            B-        Caa1       4,000,000      Energy Corp. of America, 9.50% due
                                                                  5/15/2007.................................     3,150,000
                            NR*       NR*        1,250,000      Grant Prideco Inc., 9.625% due
                                                                  12/01/2007(d).............................     1,290,625
                            BB-       B1           500,000      Gulfmark Offshore, 8.75% due 6/01/2008......       497,500
                            B-        B3           250,000      Kelley Oil & Gas Company, 14% due
                                                                  4/15/2003.................................       259,375
                            B+        B1           775,000      Lone Star Technologies, 9% due
                                                                  6/01/2011(d)..............................       747,875
                            B-        Caa2       5,000,000      Northern Offshore ASA, 10% due 5/15/2005....     3,600,000
                            CCC       B3         5,000,000      Ocean Rig Norway AS, 10.25% due 6/01/2008...     4,512,500
                            B+        B1         1,000,000      Parker Drilling Co., 9.75% due 11/15/2006...     1,020,000
                            BB        B1         2,000,000      SESI, LLC, 8.875% due 5/15/2011(d)..........     2,005,000
                            CCC-      Caa2       3,500,000      Southwest Royalties Inc., 10.50% due
                                                                  10/15/2004................................     3,036,250
                            BB-       B1         3,000,000      Tesoro Petroleum Corp., 9% due 7/01/2008....     3,060,000

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
ENERGY                      B-        B3       $ 2,000,000      Tri-Union Development Corporation, 12.50%
(CONCLUDED)                                                       due 6/01/2006.............................  $  1,902,500
                            B-        B3         1,500,000      United Refining Co., 10.75% due 6/15/2007...     1,140,000
                                                                                                              ------------
                                                                                                                36,101,625
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.6%         B+        B1         2,500,000      Intrawest Corporation, 10.50% due
                                                                  2/01/2010.................................     2,600,000
                            B         B3         4,000,000      Premier Parks Inc., 9.75% due 6/15/2007.....     4,020,000
                                                                                                              ------------
                                                                                                                 6,620,000
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.3%    CCC-      Caa3       2,000,000      Amresco Inc., 9.875% due 3/15/2005..........     1,120,000
--------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--1.3%       BB        Ba2        1,000,000      Canandaigua Brands, 8.625% due 8/01/2006....     1,012,500
                            D         Ca         4,500,000      Chiquita Brands International Inc., 9.125%
                                                                  due 3/01/2004(b)..........................     3,048,750
                            BB        B1         1,000,000      Premium Standard Farms, 9.25% due
                                                                  6/15/2011(d)..............................       987,500
                            NR*       C          1,000,000      Vlasic Foods International Inc., 10.25% due
                                                                  7/01/2009(b)..............................       277,500
                                                                                                              ------------
                                                                                                                 5,326,250
--------------------------------------------------------------------------------------------------------------------------
GAMING--1.8%                NR*       NR*        2,410,000      GB Property Funding Corp., 11% due
                                                                  9/29/2005.................................     2,265,400
                            NR*       NR*          290,343      Jazz Casino Company LLC, 6.54% due
                                                                  3/30/2008.................................       243,888
                            BB-       Ba3        1,500,000      Mandalay Resort Group, 10.25% due
                                                                  8/01/2007.................................     1,571,250
                            B-        B3         5,000,000      Trump Atlantic City Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006......................     3,325,000
                                                                                                              ------------
                                                                                                                 7,405,538
--------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--4.1%       B+        B1         4,000,000      Beverly Enterprises Inc., 9% due
                                                                  2/15/2006.................................     4,040,000
                            CCC+      B3         1,500,000      Extendicare Health Services, 9.35% due
                                                                  12/15/2007................................     1,312,500
                            B+        ba2        3,000,000      Fresenius Medical Capital Trust II, 7.875%
                                                                  due 2/01/2008.............................     2,925,000
                            BBB-      Ba1        1,000,000      HealthSouth Corporation, 8.50% due
                                                                  2/01/2008.................................     1,012,105
                            BB        Ba3        4,000,000      ICN Pharmaceuticals Inc., 8.75% due
                                                                  11/15/2008(d).............................     4,120,000
                            B-        B3         1,000,000      Magellan Health Services, 9% due
                                                                  2/15/2008.................................       942,500
                            D         NR*        2,500,000      Mariner Post - Acute Network, 9.50% due
                                                                  11/01/2007(b).............................        25,000
                            BB-       Ba3        2,500,000      Tenet Healthcare Corporation, 8.625% due
                                                                  1/15/2007.................................     2,593,750
                                                                                                              ------------
                                                                                                                16,970,855
--------------------------------------------------------------------------------------------------------------------------
HOME BUILDERS--0.2%         B+        Ba3          750,000      Schuler Homes, 9.375% due 7/15/2009(d)......       750,000
--------------------------------------------------------------------------------------------------------------------------
HOTELS--1.2%                BB        Ba2        2,000,000      Felcor Lodging LP, 8.50% due 6/01/2011......     1,910,000
                            BB        Ba2        2,000,000      HMH Properties, Inc., 8.45% due
                                                                  12/01/2008................................     1,945,000
                            BB-       Ba2        1,150,000      Meristar Hospitality Corporation, 9% due
                                                                  1/15/2008(d)..............................     1,158,625
                                                                                                              ------------
                                                                                                                 5,013,625
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                                               AES Corporation:
PRODUCERS--7.3%
                            B+        Ba3        5,000,000        10.25% due 7/15/2006......................     5,137,500
                            BB        Ba1        3,000,000        9.50% due 6/01/2009.......................     3,060,000
                            BB-       Ba2        4,000,000      AES Drax Energy Ltd., 11.50% due
                                                                  8/30/2010.................................     4,340,000
                            BBB-      Ba1        2,000,000      AES Eastern Energy, 9% due 1/02/2017........     2,035,200
                            BB        Caa2       6,000,000      Caithness Coso Fund Corp., 9.05% due
                                                                  12/15/2009................................     5,880,000
                            BB+       Ba1        1,500,000      Calpine Corporation, 8.75% due 7/15/2007....     1,478,757
                            BB        Ba1        2,700,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                  12/30/2011................................     2,632,122

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER           BB+       Ba3      $   250,000      Midland Funding II, 11.75% due 7/23/2005....  $    274,430
PRODUCERS (CONCLUDED)       BB-       Ba2        2,000,000      Mission Energy Holdings, 13.50% due
                                                                  7/15/2008.................................     1,970,000
                            BB+       Baa3       3,158,118      Monterrey Power, SA de CV, 9.625% due
                                                                  11/15/2009(d).............................     3,308,128
                            BBB       Baa2       2,000,000      +PG&E National Energy Group, 10.375% due
                                                                  5/16/2011.................................     1,996,332
                            BBB-      Baa3       2,000,000      PSE&G Energy Holdings, 8.625% due
                                                                  2/15/2008(d)..............................     2,016,616
                                                                                                              ------------
                                                                                                                30,142,469
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--1.1%  B         Caa1       1,000,000      Anthony Crane Rental LP, 10.375% due
                                                                  8/01/2008.................................       510,000
                            B         NR*       10,000,000      Anthony Crane Rentals, 13.375% due
                                                                  8/01/2003(c)..............................     1,512,500
                            CCC       Ca         4,000,000      Neff Corp., 10.25% due 6/01/2008............     2,200,000
                            D         C          8,000,000      Thermadyne Holdings Corp., 12.50% due
                                                                  6/01/2008(c)..............................       120,000
                                                                                                              ------------
                                                                                                                 4,342,500
--------------------------------------------------------------------------------------------------------------------------
INTERNET TRANSPORT--0.1%    D         Ca         4,000,000      PSINet, Inc., 10% due 2/15/2005(b)..........       240,000
--------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.7%             CCC+      Caa2       4,500,000      Numatics Inc., 9.625% due 4/01/2008.........     2,835,000
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.2%       NR*       NR*        3,000,000      AEI Resources Inc., 11.50% due
                                                                  12/15/2006(b)(d)..........................     1,042,500
                            BB-       Ba3        1,000,000      Century Aluminum Company, 11.75% due
                                                                  4/15/2008.................................     1,040,000
                            B-        B3         5,000,000      Great Lakes Carbon Corp., 11.75% due
                                                                  5/15/2008(a)..............................     2,950,000
                            CCC+      Caa1       4,500,000      Kaiser Aluminum & Chemical Corp., 12.75% due
                                                                  2/01/2003.................................     4,005,000
                            B         B2         4,030,235      P & L Coal Holdings Corp., 9.625% due
                                                                  5/15/2008.................................     4,251,898
                                                                                                              ------------
                                                                                                                13,289,398
--------------------------------------------------------------------------------------------------------------------------
PACKAGING--6.1%             B         B2         7,000,000      Consolidated Container Company, 10.125% due
                                                                  7/15/2009.................................     7,052,500
                            B         Caa3         500,000      Crown Cork & Seal Finance PLC, 6.75% due
                                                                  12/15/2003................................       225,000
                            B-        Caa1       4,000,000      Huntsman Packaging Corporation, 13% due
                                                                  6/01/2010.................................     3,060,000
                            D         Ca         2,250,000      Indesco International, 9.75% due
                                                                  4/15/2008(b)..............................       202,500
                            B+        B3         2,500,000      Owens-Illinois Inc., 8.10% due 5/15/2007....     1,875,000
                            B         B3         4,000,000      Portola Packaging Inc., 10.75% due
                                                                  10/01/2005................................     3,540,000
                            B         B1         1,000,000      Silgan Holdings, Inc., 9% due 6/01/2009.....       990,000
                            B-        B3         6,500,000      Tekni-Plex Inc., 12.75% due 6/15/2010.......     5,265,000
                            B         B3         2,250,000      US Can Corporation, 12.375% due
                                                                  10/01/2010................................     2,272,500
                            B+        Ba3        1,000,000      Vicap SA, 11.375% due 5/15/2007.............       830,000
                                                                                                              ------------
                                                                                                                25,312,500
--------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              CCC+      Caa1       3,000,000      Ainsworth Lumber Company, 12.50% due
PRODUCTS--3.3%                                                    7/15/2007(a)..............................     2,760,000
                            B         B2         2,000,000      Container Corp. of America, 10.75% due
                                                                  5/01/2002.................................     2,045,000
                                                                Doman Industries Limited:
                            B+        B3         2,000,000        12% due 7/01/2004.........................     2,050,000
                            B         Caa1       5,000,000        9.25% due 11/15/2007......................     2,750,000
                            B+        B2         2,500,000      Millar Western Forest, 9.875% due
                                                                  5/15/2008.................................     2,337,500
                            D         Caa3       4,000,000      Pindo Deli Financial Mauritius, 10.75% due
                                                                  10/01/2007(b).............................       560,000
                            BB+       Ba1        1,000,000      Tembec Industries Inc., 8.50% due
                                                                  2/01/2011(d)..............................     1,020,000
                                                                                                              ------------
                                                                                                                13,522,500
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
PRINTING &                  BB-       Ba3      $ 2,000,000      Primedia, Inc., 7.625% due 4/01/2008........  $  1,800,000
PUBLISHING--0.4%
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.1%           BB-       Ba3          375,000      Forest City Enterprises Inc., 8.50% due
                                                                  3/15/2008.................................       352,500
--------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.2%           BB+       NR*        1,000,000      FM 1993A Corp., 9.75% due 11/01/2003........     1,016,250
--------------------------------------------------------------------------------------------------------------------------
STEEL--0.3%                 D         C            750,000      Republic Technologies, 13.75% due
                                                                  7/15/2009(b)..............................        86,250
                            B-        Caa1       3,500,000      Weirton Steel Corp., 10.75% due 6/01/2005...     1,015,000
                            NR*       C          3,500,000      Wheeling Pittsburgh Corp., 9.25% due
                                                                  11/15/2007(b).............................       100,625
                                                                                                              ------------
                                                                                                                 1,201,875
--------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.4%          BB-       B2         2,000,000      Disco SA, 9.875% due 5/15/2008..............     1,690,000
--------------------------------------------------------------------------------------------------------------------------
TELEPHONY--3.1%             NR*       NR*        3,000,000      Comtel Brasileira Ltd., 10.75% due
                                                                  9/26/2004(d)..............................     2,951,250
                            B+        B1         4,000,000      Energis PLC, 9.75% due 6/15/2009............     3,480,000
                            B-        Caa1       7,750,000      GT Group Telecom, 14.398% due
                                                                  2/01/2010(c)..............................     2,441,250
                            B         B2         2,000,000      Intermedia Communications Inc., 8.60% due
                                                                  6/01/2008.................................     1,960,000
                                                                Nextlink Communications Inc.:
                            B         B2         2,000,000        9% due 3/15/2008..........................       560,000
                            NR*       B2         1,000,000        9.45% due 4/15/2008(c)....................       180,000
                            B-        B2         1,150,000      Time Warner Telecom Inc., 10.125% due
                                                                  2/01/2011.................................     1,035,000
                                                                                                              ------------
                                                                                                                12,607,500
--------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.4%              B-        Ca         2,000,000      Galey & Lord, Inc., 9.125% due 3/01/2008....       900,000
                            NR*       NR*        4,000,000      Polysindo International Finance Company BV,
                                                                  9.375% due 7/30/2007(b)...................       560,000
                                                                                                              ------------
                                                                                                                 1,460,000
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.0%        B+        NR*        6,000,000      Autopistas del Sol SA, 10.25% due
                                                                  8/01/2009(d)..............................     4,440,000
                            BB-       B1         4,750,000      GS Superhighway Holdings, 10.25% due
                                                                  8/15/2007.................................     4,524,375
                            B         NR*        4,500,000      MRS Logistica SA, 10.625% due
                                                                  8/15/2005(d)..............................     4,140,000
                            BB-       B1         4,000,000      Sea Containers Ltd., 12.50% due
                                                                  12/01/2004................................     3,200,000
                                                                                                              ------------
                                                                                                                16,304,375
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.5%             BBB       Baa2       1,125,000      Avista Corporation, 9.75% due
                                                                  6/01/2008(d)..............................     1,200,801
                            NR*       NR*        1,750,000      CIA Saneamento Basico, 10% due
                                                                  7/28/2005(d)..............................     1,645,000
                            BB        Ba3        2,000,000      CMS Energy Corp., 7.50% due 1/15/2009.......     1,850,334
                            BB-       B1         3,500,000      Espirito Santo-Escelsa, 10% due 7/15/2007...     2,660,000
                            B-        NR*        1,975,000      Inversora de Electrica, 9% due
                                                                  9/16/2004(d)..............................       533,250
                            #BBB      Baa3       2,358,000      Niagara Mohawk Power Corp., 8.77% due
                                                                  1/01/2018.................................     2,435,767
                            #BB       Ba2        2,884,800      TransGas de Occidente SA, 9.79% due
                                                                  11/01/2010(d)(e)..........................     2,480,928
                                                                Tucson Electric & Power Co.(e):
                            NR*       NR*        3,375,689        +10.211% due 1/01/2009....................     3,804,064
                            NR*       NR*          500,000        +10.732% due 1/01/2013....................       578,820
                            BB-       Ba2        1,500,000      Western Resources Inc., 6.875% due
                                                                  8/01/2004.................................     1,452,369
                                                                                                              ------------
                                                                                                                22,627,949
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--1.2%                                          Allied Waste North America:
                            BB-       Ba3      $ 4,000,000        7.375% due 1/01/2004......................  $  3,985,000
                            BB-       Ba3        1,000,000        8.875% due 4/01/2008......................     1,026,250
                            NR*       Ca         3,500,000      Mid-American Waste Systems, Inc., 12.25% due
                                                                  2/15/2003(b)..............................             0
                            NR*       NR*        4,000,000      Safety-Kleen Services, 9.25% due
                                                                  6/01/2008(b)..............................           400
                                                                                                              ------------
                                                                                                                 5,011,650
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                    B         B3         1,800,000      American Tower Corporation, 9.375% due
COMMUNICATIONS--2.1%                                              2/01/2009.................................     1,678,500
                            CCC+      B3         5,975,000      Nextel Partners Inc., 13.434% due
                                                                  2/01/2009(c)..............................     3,405,750
                            B-        B3         2,000,000      Spectrasite Holdings Inc., 10.75% due
                                                                  3/15/2010.................................     1,700,000
                            NR*       B3         1,250,000      TRITEL PCS Inc., 10.375% due 1/15/2011......     1,143,750
                            A-        Baa1         650,000      VoiceStream PCS Holdings Corp., 10.375% due
                                                                  11/15/2009................................       741,000
                                                                                                              ------------
                                                                                                                 8,669,000
--------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   B-        Caa1       7,505,000      McCaw International Ltd., 12.484% due
INTERNATIONAL--3.0%                                               4/15/2007(c)..............................     2,101,400
                            B-        B3         1,000,000      Microcell Telecommunications, 11.926% due
                                                                  6/01/2004(c)..............................       425,000
                            B-        Caa1       8,000,000      Millicom International Cellular SA, 13.31%
                                                                  due 6/01/2006(c)..........................     6,880,000
                            B-        Caa1       2,500,000      Nextel International Inc., 12.75% due
                                                                  8/01/2010.................................       725,000
                            A-        A3         2,000,000      Orange PLC, 9% due 6/01/2009................     2,085,000
                                                                                                              ------------
                                                                                                                12,216,400
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                (COST--$454,209,913)--84.2%                    347,920,692
--------------------------------------------------------------------------------------------------------------------------
                                                    SHARES
                                                      HELD                    PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--                                       2,007      Cumulus Media, Inc. (Series A), 13.75%(a)...     1,866,510
RADIO & TV--0.5%
--------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--2.0%                               77,551      CSC Holdings Inc., (Series A)(a)............     8,278,569
--------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.5%                           5,169      NTL Incorporated (Series B)(a)..............     1,757,460
                                                    14,300      UnitedGlobalCom Inc.........................       230,587
                                                                                                              ------------
                                                                                                                 1,988,047
--------------------------------------------------------------------------------------------------------------------------
ENERGY--0.2%                                         2,953      Premcor USA Inc.............................       974,490
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.7%                           120,000      California Federal Bank (Series A)..........     3,033,600
--------------------------------------------------------------------------------------------------------------------------
PRINTING &                                          20,000      Primedia, Inc. (Series H)...................     1,520,000
PUBLISHING--0.4%
--------------------------------------------------------------------------------------------------------------------------
STEEL--0.7%                                        120,000      USX Capital LLC (Series A)..................     2,998,800
--------------------------------------------------------------------------------------------------------------------------
TELEPHONY--1.3%                                      5,318      Intermedia Communications Inc.
                                                                  (Convertible)(a)..........................     5,318,000
                                                    47,507      Nextlink Communications.....................       213,782
                                                                                                              ------------
                                                                                                                 5,531,782
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                                             3,220      Nextel Communications, Inc. (Series D)(a)...     1,996,400
COMMUNICATIONS--0.5%
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                (COST--$35,856,194)--6.8%                       28,188,198
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                 SHARES
INDUSTRY                                          HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                                     5,000      Allied Signal Litigation Trust..............  $          0
                                                     5,000      Breed Creditors Litigation Trust............             0
                                                                                                              ------------
                                                                                                                         0
--------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                           1,966      UnitedGlobalCom Inc. (Class A)(b)...........        17,006
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.1%                                 83,974      On Command Corporation(b)...................       341,774
--------------------------------------------------------------------------------------------------------------------------
GAMING--0.2%                                       117,808      GB Holdings Inc.............................       706,848
                                                     6,154      JCC Holding Company (Series A)..............        27,693
                                                                                                              ------------
                                                                                                                   734,541
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.1%                              65,333      Seabulk International, Inc. ................       327,972
--------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.0%                        9,190      Nextel Communications, Inc. (Class A)(b)....       159,447
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON STOCKS
                                                                (COST--$5,571,344)--0.4%                         1,580,740
--------------------------------------------------------------------------------------------------------------------------
                                                                                WARRANTS(G)
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation......................        19,091
--------------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                                      4,000      Pliant Corporation..........................           400
--------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.0%                              17,307      Bradlees Inc................................            17
--------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                            750      Republic Technologies.......................             8
--------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                   2,809      Grand Union Co. ............................             3
--------------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.1%                                      7,750      GT Group Telecom(d).........................       231,307
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN WARRANTS
                                                                (COST--$5,160,504)--0.1%                           250,826
--------------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--6.9%                       $13,505,000      Citicorp, 4.10% due 7/02/2001...............    13,500,386
                                                15,000,000      Gannett Company, 3.95% due 7/05/2001........    14,990,125
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                (COST--$28,490,511)--6.9%                       28,490,511
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$529,288,466)--98.4%.................   406,430,967
                                                                OTHER ASSETS LESS LIABILITIES--1.6%.........     6,510,262
                                                                                                              ------------
                                                                NET ASSETS--100.0%..........................  $412,941,229
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Non-income producing security.

(c) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Subject to principal paydowns.

(f) Each $1,000 face amount contains one warrant of Australis Media Ltd.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

+ Restricted securities as to resale. The value of the Fund's investment in restricted securities was $6,379,216, representing 1.5% of net assets.
--------------------------------------------------------------------------------

ISSUE                                                          ACQUISITION DATE(S)        COST         VALUE
---------------------------------------------------------------------------------------------------------------
PG&E National Energy Group,
  10.375% due 5/16/2011.....................................        5/17/2001          $1,973,740    $1,996,332
Tucson Electric & Power Co.:
  10.211% due 1/01/2009.....................................   6/16/1993-6/01/1998      3,263,261     3,804,064
  10.732% due 1/01/2013.....................................        3/1/1993              461,050       578,820
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                  $5,698,051    $6,379,216
                                                                                       ==========    ==========
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$529,288,466).......               $406,430,967
Cash........................................................                        491
Receivables:
  Interest..................................................  $8,945,825
  Dividends.................................................     528,237
  Securities sold...........................................      42,000
  Capital shares sold.......................................      37,654      9,553,716
                                                              ----------
Prepaid expenses and other assets...........................                     81,495
                                                                           ------------
Total assets................................................                416,066,669
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   2,942,173
  Investment adviser........................................     154,015
  Capital shares redeemed...................................      20,508      3,116,696
                                                              ----------
Accrued expenses............................................                      8,744
                                                                           ------------
Total liabilities...........................................                  3,125,440
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $412,941,229
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  5,079,604
Paid-in capital in excess of par............................                578,912,328
Undistributed investment income--net........................                  3,734,624
Accumulated realized capital losses on investments--net.....                (51,927,828)
Unrealized depreciation on investments--net.................               (122,857,499)
                                                                           ------------
NET ASSETS..................................................               $412,941,229
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $412,941,229 and 50,796,042
  shares outstanding........................................               $       8.13
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $ 21,601,541
Dividends...................................................                  1,798,440
Other income................................................                    107,500
                                                                           ------------
Total income................................................                 23,507,481
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,009,428
Accounting services.........................................      70,528
Professional fees...........................................      47,453
Printing and shareholder reports............................      21,534
Custodian fees..............................................      19,919
Directors' fees and expenses................................       7,724
Pricing services............................................       7,071
Transfer agent fees.........................................       2,307
Registration fees...........................................         105
Other.......................................................       4,735
                                                              ----------
Total expenses..............................................                  1,190,804
                                                                           ------------
Investment income--net......................................                 22,316,677
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                (13,290,373)
Change in unrealized depreciation on investments--net.......                 16,909,117
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 25,935,421
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $22,316,677     $ 48,448,113
Realized loss on investments--net...........................    (13,290,373)     (25,598,468)
Change in unrealized depreciation on investments--net.......     16,909,117      (54,669,663)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     25,935,421      (31,820,018)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................    (22,388,986)     (45,101,215)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      5,050,327      (17,125,880)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      8,596,762      (94,047,113)
Beginning of period.........................................    404,344,467      498,391,580
                                                                ------------    ------------
End of period*..............................................    $412,941,229    $404,344,467
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $ 3,734,624     $  3,806,933
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                    FOR THE SIX
                                                         MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2001         2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $   8.06     $   9.59    $  10.11    $  11.52    $  11.39
                                                           --------     --------    --------    --------    --------
Investment income--net+................................         .44          .96        1.00        1.05        1.05
Realized and unrealized gain (loss) on
  investments--net.....................................         .07        (1.59)       (.43)      (1.40)        .14
                                                           --------     --------    --------    --------    --------
Total from investment operations.......................         .51         (.63)        .57        (.35)       1.19
                                                           --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................        (.44)        (.90)      (1.09)      (1.02)      (1.04)
  In excess of investment income--net..................          --           --          --++        --          --
  Realized gain on investments--net....................          --           --          --          --        (.02)
  In excess of realized gain on investments--net.......          --           --          --        (.04)         --
                                                           --------     --------    --------    --------    --------
Total dividends and distributions......................        (.44)        (.90)      (1.09)      (1.06)      (1.06)
                                                           --------     --------    --------    --------    --------
Net asset value, end of period.........................    $   8.13     $   8.06    $   9.59    $  10.11    $  11.52
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................       6.42%+++    (7.09%)      5.95%      (3.09%)     11.00%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .57%*        .54%        .52%        .53%        .54%
                                                           ========     ========    ========    ========    ========
Investment income--net.................................      10.63%*      10.72%      10.10%       9.52%       9.11%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $412,941     $404,344    $498,392    $521,900    $553,946
                                                           ========     ========    ========    ========    ========
Portfolio turnover.....................................      14.52%       28.63%      23.14%      33.63%      53.63%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*Annualized
**Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for post-October losses.

  (e) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and
 .40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2001, the aggregate average daily net assets of the Fund and Core Bond Focus Fund was approximately $930,042,000.

--------------------------------------------------------------------------------

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $272 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors. Inc. ("FAMD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $10,947 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $63,948,346 and $55,415,524, respectively.

  Net realized losses for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

------------------------------------------------------------------
                                        Realized      Unrealized
                                         Losses         Losses
------------------------------------------------------------------
Long-term investments...............  $(13,290,373)  $(122,857,499)
                                      ------------   -------------

Total...............................  $(13,290,373)  $(122,857,499)
                                      ============   =============
------------------------------------------------------------------

  At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $122,857,499, of which $6,852,891 related to appreciated securities and $129,710,390 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $529,288,466.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2001                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      736,477    $  6,135,374

Shares issued to shareholders in
 reinvestment of dividends............    2,721,034      22,388,963
                                         ----------    ------------

Total issued..........................    3,457,511      28,524,337

Shares redeemed.......................   (2,837,282)    (23,474,010)
                                         ----------    ------------

Net increase..........................      620,229    $  5,050,327
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,841,849    $ 24,810,251

Shares issued to shareholders in
 reinvestment of dividends...........   5,063,835      45,101,215
                                       ----------    ------------

Total issued.........................   7,905,684      69,911,466

Shares redeemed......................  (9,714,353)    (87,037,346)
                                       ----------    ------------

Net decrease.........................  (1,808,669)   $(17,125,880)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $35,887,000, of which $3,029,000 expires in 2006, $9,713,000 expires in 2007 and $23,145,000 expires in 2008. This amount will be

--------------------------------------------------------------------------------

available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On July 1, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.079626 per Class A Share, payable on August 1, 2001 to shareholders of record as of July 31, 2001.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 2001, the Fund's Class A Shares had a total return of -6.91%. This compares to the Fund's benchmark, the unmanaged S&P 500 Index, which had a total return of -6.70% for the same six-month period.

  A global economic downturn resulted in sharply reduced levels of corporate earnings throughout the world during the first half of the year 2001. The result has been consistent pressure on equity valuations and price levels, culminating in significant first-quarter drops in every major index charted around the globe. Indicative of the damage inflicted upon large-capitalization stocks in the United States, the Standard & Poor's 500 (S&P 500) Index dropped 12.11% during first quarter of 2001, its worst quarterly performance since the fourth quarter of 1987, and its fourth straight quarterly decline. After finishing the year 2000 at 1,320.28, the S&P 500 Index closed the first quarter of 2001 at 1,160.33, 160 points lower. During the first quarter, utilities, energy, and consumer discretionary groups were among the best-performing sectors of the Index, as investors looked for relative safety.

  The early part of the second quarter of 2001 brought little relief from the market downturn, as the S&P 500 Index lost an additional 5% during the first three days of April, creating a new 52-week low of 1,103.25 on April 4, 2001. This marked the S&P 500 Index's lowest closing level since October of 1998. A rebound in the S&P 500 Index's technology sector led to a modest recovery in the second quarter, as the Index once again broke through the 1,300 level by the middle of May. However, despite six interest rate cuts by the Federal Reserve Board that lowered short-term interest rates by 275 basis points (2.75%) during the first half of 2001, and evidence that the economy was showing some signs of recovery, the equity market's momentum was not sustained through the end of June 2001. The S&P 500 Index slid back to 1,224.42 by month end, a gain of about 60 points for the second quarter.

PORTFOLIO MATTERS

  Net assets of the Fund stood at $545.2 million at the end of 2000. Despite moderate inflows of new net cash into the Fund, falling equity prices reduced net assets of the Fund to $510.5 million at June 30, 2001. The principal investments of the Fund are a fully replicating portfolio of all 500 stocks in the S&P 500 Index and a long position in S&P 500 Index futures contracts, which are used to equitize most daily cash inflows or outflows for the Fund. At the end of June, the Fund's equity portfolio was valued at $500.9 million, which represented 98% of the Fund's net assets. The Fund also held a long position of 33 S&P 500 June 2001 futures contracts. Through its holding of equities and futures contracts, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  Composition activity continued at a rapid pace throughout the first half of 2001. During the first quarter of the year, we added the following equities to the Fund in response to their inclusion in the S&P 500 Index: Noble Drilling Corporation, Jabil Circuit, Inc., Univision Communications Inc., Citizens Communications Company, Concord EFS, Inc. and Fiserv, Inc. The second quarter of the year was even more active in terms of composition changes to the S&P 500 Index. During the second quarter, we added to the Fund: Mirant Corporation, The Pepsi Bottling Group, Inc., TMP Worldwide Inc., Zions Bancorporation and John Hancock Financial Services, Inc.

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

[/s/ Terry K. Glenn]
Terry K. Glenn
President and Director

[/s/ Eric S. Mitofsky]
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   -15.14%
--------------------------------------------------------------------------------
Inception (12/13/96) to 6/30/01                                           +13.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF JUNE 30, 2001                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -6.91%         -15.14%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
+ADC Telecommunications,
  Inc. ........................   35,496   $    234,274
+The AES Corporation...........   24,170      1,040,518
AFLAC Incorporated.............   23,880        751,981
ALLTEL Corporation.............   14,286        875,160
+AMR Corporation...............    6,980        252,187
+AOL Time Warner Inc. .........  201,216     10,664,448
AT&T Corp......................  156,699      3,447,378
Abbott Laboratories............   70,391      3,379,472
Adobe Systems Incorporated.....   10,861        510,467
Adolph Coors Company (Class
  B)...........................    1,700         85,306
+Advanced Micro Devices,
  Inc. ........................   15,620        451,106
+Aetna Inc. (New Shares).......    6,470        167,379
+Agilent Technologies, Inc. ...   20,722        673,465
Air Products and Chemicals,
  Inc. ........................   10,352        473,604
Alberto-Culver Company (Class
  B)...........................    2,611        109,766
Albertson's, Inc. .............   18,393        551,606
Alcan Aluminium Ltd. ..........   14,470        608,029
Alcoa Inc. ....................   39,201      1,544,519
Allegheny Energy, Inc. ........    5,620        271,165
Allegheny Technologies
  Incorporated.................    3,688         66,716
Allergan Inc. .................    6,036        516,078
+Allied Waste Industries,
  Inc. ........................    9,008        168,269
The Allstate Corporation.......   32,900      1,447,271
+Altera Corporation............   17,564        509,356
Ambac Financial Group, Inc. ...    4,800        279,360
Amerada Hess Corporation.......    4,047        326,998
Ameren Corporation.............    6,215        265,380
American Electric Power
  Company, Inc. ...............   14,631        675,513
American Express Company.......   60,088      2,331,414
American General Corporation...   22,667      1,052,882
American Greetings Corporation
  (Class A)....................    2,914         32,054
American Home Products
  Corporation..................   59,648      3,485,829
American International Group,
  Inc. ........................  105,863      9,104,218
+American Power Conversion
  Corporation..................    8,887        139,970
+Amgen Inc. ...................   47,405      2,876,535
AmSouth Bancorporation.........   16,820        311,002
Anadarko Petroleum
  Corporation..................   11,367        614,159
+Analog Devices, Inc. .........   16,347        707,008
+Andrew Corporation............    3,754         69,261
Anheuser-Busch Companies,
  Inc. ........................   40,763      1,679,436
Aon Corporation................   11,892        416,220
Apache Corporation.............    5,675        288,006
+Apple Computer, Inc. .........   15,851        368,536
Applera Corporation-Applied
  Biosystems Group.............    9,588        256,479
+Applied Materials, Inc. ......   36,928      1,813,165
+Applied Micro Circuits
  Corporation..................   13,600        233,920
Archer-Daniels-Midland
  Company......................   28,705        373,165
Ashland Inc. ..................    3,202        128,400
Autodesk, Inc. ................    2,448         91,310

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Automatic Data Processing,
  Inc. ........................   28,350   $  1,408,995
+AutoZone, Inc. ...............    5,086        190,725
+Avaya Inc. ...................   12,865        176,250
Avery Dennison Corporation.....    5,042        257,394
Avon Products, Inc. ...........   10,775        498,667
BB&T Corporation...............   18,495        678,766
The B.F. Goodrich Company......    4,627        175,733
+BMC Software, Inc. ...........   11,089        249,946
Baker Hughes Incorporated......   15,243        510,641
Ball Corporation...............    1,252         59,545
Bank of America Corporation....   72,796      4,369,944
The Bank of New York Company,
  Inc. ........................   33,405      1,603,440
Bank One Corporation...........   52,924      1,894,679
Barrick Gold Corporation.......   18,016        272,942
Bausch & Lomb Incorporated.....    2,458         89,078
Baxter International Inc. .....   26,903      1,318,247
The Bear Stearns Companies
  Inc. ........................    4,770        281,287
Becton, Dickinson and Company..   11,698        418,671
+Bed Bath & Beyond Inc. .......   13,108        393,240
BellSouth Corporation..........   85,115      3,427,581
Bemis Company, Inc. ...........    2,462         98,899
+Best Buy Co., Inc. ...........    9,509        604,012
+Big Lots, Inc. ...............    5,125         70,110
+Biogen, Inc. .................    6,760        367,474
Biomet, Inc. ..................    8,102        389,382
The Black & Decker
  Corporation..................    3,714        146,554
The Boeing Company.............   39,619      2,202,816
Boise Cascade Corporation......    2,670         93,904
+Boston Scientific
  Corporation..................   18,231        309,927
Bristol-Myers Squibb Company...   88,263      4,616,155
+Broadcom Corporation (Class
  A)...........................   11,812        505,081
+BroadVision, Inc. ............   12,424         62,120
Brown-Forman Corporation (Class
  B)...........................    3,118        199,365
Brunswick Corporation..........    4,015         96,480
Burlington Northern Santa Fe
  Corp. .......................   17,791        536,754
Burlington Resources Inc. .....    9,605        383,720
CIGNA Corporation..............    6,801        651,672
CMS Energy Corporation.........    5,964        166,097
C.R. Bard, Inc. ...............    2,307        131,384
CSX Corporation................    9,694        351,311
CVS Corporation................   17,884        690,322
+Cabletron Systems, Inc. ......    8,575        195,939
+Calpine Corporation...........   13,563        512,681
Campbell Soup Company..........   18,544        477,508
Capital One Financial
  Corporation..................    9,464        567,840
Cardinal Health, Inc. .........   20,248      1,397,112
Carnival Corporation...........   26,605        816,774
Caterpillar Inc. ..............   15,589        780,229
+Cendant Corporation...........   38,685        754,358
Centex Corporation.............    2,680        109,210
CenturyTel, Inc. ..............    6,426        194,708
The Charles Schwab
  Corporation..................   62,976        963,533
Charter One Financial, Inc. ...    9,388        299,477

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Chevron Corporation............   29,134   $  2,636,627
+Chiron Corporation............    8,623        439,773
The Chubb Corporation..........    7,977        617,659
Cincinnati Financial
  Corporation..................    7,292        288,034
Cinergy Corp. .................    7,226        252,549
Cintas Corporation.............    7,705        356,356
Circuit City Stores-Circuit
  City Group...................    9,396        169,128
+Cisco Systems, Inc. ..........  332,392      6,049,534
Citigroup Inc. ................  228,373     12,067,229
+Citizens Communications
  Company......................   12,958        155,885
+Citrix Systems, Inc. .........    8,423        293,963
+Clear Channel Communications,
  Inc. ........................   26,682      1,672,961
The Clorox Company.............   10,745        363,718
The Coca-Cola Company..........  112,964      5,083,380
Coca-Cola Enterprises Inc. ....   19,017        310,928
Colgate-Palmolive Company......   25,480      1,503,065
+Comcast Corporation (Class
  A)...........................   42,918      1,862,641
Comerica Incorporated..........    8,110        467,136
Compaq Computer Corporation....   76,706      1,188,176
Computer Associates
  International, Inc. .........   26,229        944,244
+Computer Sciences
  Corporation..................    7,677        265,624
+Compuware Corporation.........   16,704        233,689
+Comverse Technology, Inc. ....    7,771        447,765
ConAgra, Inc. .................   24,388        483,126
+Concord EFS, Inc. ............   10,938        568,885
+Conexant Systems, Inc. .......   11,221        100,428
Conoco Inc. (Class B)..........   28,364        819,720
Conseco, Inc. .................   15,341        209,405
Consolidated Edison, Inc. .....    9,696        385,901
Constellation Energy Group.....    7,413        315,794
+Convergys Corporation.........    7,806        236,131
Cooper Industries, Inc. .......    4,264        168,812
Cooper Tire & Rubber Company...    3,321         47,158
Corning Incorporated...........   42,242        705,864
+Costco Wholesale
  Corporation..................   20,422        838,936
Countrywide Credit Industries,
  Inc. ........................    5,378        246,743
Crane Co. .....................    2,722         84,382
Cummins Engine Company, Inc. ..    1,860         71,982
DTE Energy Company.............    7,485        347,603
Dana Corporation...............    6,734        157,172
Danaher Corporation............    6,460        361,760
Darden Restaurants, Inc. ......    5,362        149,600
Deere & Company................   10,662        403,557
+Dell Computer Corporation.....  118,125      3,065,344
Delphi Automotive Systems
  Corporation..................   25,478        405,865
Delta Air Lines, Inc. .........    5,595        246,628
Deluxe Corporation.............    3,209         92,740
Devon Energy Corporation.......    5,835        306,337
Dillard's, Inc. (Class A)......    3,861         58,957
Dollar General Corporation.....   15,015        292,793
Dominion Resources, Inc. ......   11,236        675,621
Dover Corporation..............    9,258        348,564
The Dow Chemical Company.......   40,767      1,355,503
Dow Jones & Company, Inc. .....    3,922        234,183
Duke Energy Corporation........   35,057      1,367,574
Dynegy Inc. (Class A)..........   14,766        686,619

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
E.I. du Pont de Nemours and
  Company......................   47,359   $  2,284,598
+EMC Corporation...............  100,224      2,911,507
EOG Resources, Inc. ...........    5,300        188,415
Eastman Chemical Company.......    3,480        165,752
Eastman Kodak Company..........   13,173        614,916
Eaton Corporation..............    3,098        217,170
Ecolab Inc. ...................    5,841        239,306
Edison International...........   14,815        165,187
El Paso Corporation............   23,124      1,214,935
Electronic Data Systems
  Corporation..................   21,284      1,330,250
Eli Lilly and Company..........   51,041      3,777,034
Emerson Electric Co. ..........   19,458      1,177,209
Engelhard Corporation..........    5,938        153,141
Enron Corp. ...................   33,884      1,660,316
Entergy Corporation............   10,024        384,821
Equifax Inc. ..................    6,507        238,677
Exelon Corporation.............   14,550        932,946
Exxon Mobil Corporation++......  156,677     13,685,736
+FMC Corporation...............    1,429         97,972
FPL Group, Inc. ...............    7,987        480,897
Federal Home Loan Mortgage
  Association..................   31,454      2,201,780
Federal National Mortgage
  Association..................   45,429      3,868,279
+Federated Department Stores,
  Inc. ........................    9,045        384,413
+FedEx Corp. ..................   13,944        560,549
Fifth Third Bancorp............   26,137      1,569,527
First Data Corporation.........   17,792      1,143,136
First Union Corporation........   44,586      1,557,835
FirstEnergy Corp. .............   10,172        327,132
+Fiserv, Inc. .................    5,635        360,527
FleetBoston Financial
  Corporation..................   49,188      1,940,467
Fluor Corporation..............    3,600        162,540
Ford Motor Company.............   83,090      2,039,860
+Forest Laboratories, Inc. ....    7,990        567,290
Fortune Brands, Inc. ..........    6,942        266,295
Franklin Resources, Inc. ......   12,044        551,254
+Freeport-McMoRan Copper &
  Gold, Inc. (Class B).........    6,537         72,234
GPU, Inc. .....................    5,427        190,759
Gannett Co., Inc. .............   12,069        795,347
The Gap, Inc. .................   39,034      1,131,986
+Gateway Inc. .................   14,694        241,716
General Dynamics Corporation...    9,084        706,826
General Electric Company++.....  451,112     21,991,710
General Mills, Inc. ...........   12,912        565,287
General Motors Corporation.....   24,958      1,606,047
Genuine Parts Company..........    7,812        246,078
Georgia-Pacific Group..........   10,264        347,436
The Gillette Company...........   47,940      1,389,781
+Global Crossing Ltd. .........   40,310        348,278
Golden West Financial
  Corporation..................    7,252        465,868
The Goodyear Tire & Rubber
  Company......................    7,187        201,236
Great Lakes Chemical
  Corporation..................    2,291         70,677

                                       172
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
+Guidant Corporation...........   13,980   $    503,280
H & R Block, Inc. .............    4,186        270,206
HCA-The Healthcare
  Corporation..................   24,412      1,103,178
+HEALTHSOUTH Corporation.......   17,697        282,621
H.J. Heinz Company.............   15,805        646,266
Halliburton Company............   19,486        693,702
Harley-Davidson, Inc. .........   13,734        646,597
+Harrah's Entertainment,
  Inc. ........................    5,342        188,573
The Hartford Financial Services
  Group, Inc. .................   10,755        735,642
Hasbro, Inc. ..................    7,820        112,999
Hercules Incorporated..........    4,948         55,912
Hershey Foods Corporation......    6,192        382,108
Hewlett-Packard Company........   88,234      2,523,492
Hilton Hotels Corporation......   16,751        194,312
The Home Depot, Inc. ..........  105,982      4,933,462
Homestake Mining Company.......   11,958         92,675
Honeywell International
  Inc. ........................   36,754      1,286,022
Household International,
  Inc. ........................   21,065      1,405,035
+Humana Inc. ..................    7,728         76,121
Huntington Bancshares
  Incorporated.................   11,405        186,472
IMS Health Incorporated........   13,418        382,413
ITT Industries, Inc. ..........    4,018        177,797
Illinois Tool Works Inc. ......   13,750        870,375
+Inco Limited..................    8,292        143,120
Ingersoll-Rand Company.........    7,262        299,194
Intel Corporation..............  305,417      8,933,447
International Business Machines
  Corporation..................   78,905      8,916,265
International Flavors &
  Fragrances Inc. .............    4,351        109,341
International Paper Company....   21,894        781,616
The Interpublic Group of
  Companies, Inc. .............   17,031        499,877
+Intuit Inc. ..................    9,425        376,906
J.C. Penney Company, Inc. .....   11,954        315,107
+JDS Uniphase Corporation......   59,776        762,144
J.P. Morgan Chase & Co. .......   90,158      4,021,047
+Jabil Circuit, Inc. ..........    8,720        269,099
Jefferson-Pilot Corporation....    6,908        333,795
John Hancock Financial
  Services, Inc. ..............   13,990        563,237
Johnson & Johnson..............  137,485      6,874,236
Johnson Controls, Inc. ........    3,961        287,054
KB HOME........................    1,959         59,103
+KLA-Tencor Corporation........    8,395        490,856
Kellogg Company................   18,436        534,644
Kerr-McGee Corporation.........    4,345        287,943
KeyCorp........................   19,280        502,244
KeySpan Corporation............    6,236        227,489
Kimberly-Clark Corporation.....   24,170      1,351,103
Kinder Morgan, Inc. ...........    5,230        262,808
+King Pharmaceuticals, Inc. ...    7,785        418,444
+Kmart Corporation.............   22,250        255,207
Knight Ridder, Inc. ...........    3,351        198,714
+Kohl's Corporation............   15,156        950,736
+The Kroger Co. ...............   36,819        920,475
+LSI Logic Corporation.........   16,372        307,794
Leggett & Platt,
  Incorporated.................    8,968        197,565
Lehman Brothers Holdings,
  Inc. ........................   11,194        870,334
+Lexmark International Group,
  Inc. (Class A)...............    5,811        390,790

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
The Limited, Inc. .............   19,345   $    319,579
Lincoln National Corporation...    8,530        441,428
Linear Technology
  Corporation..................   14,471        639,908
Liz Claiborne, Inc. ...........    2,337        117,902
Lockheed Martin Corporation....   19,725        730,811
Loews Corporation..............    8,990        579,226
Longs Drug Stores
  Corporation..................      571         12,305
Louisiana-Pacific
  Corporation..................    4,753         55,753
Lowe's Companies, Inc. ........   17,419      1,263,748
Lucent Technologies Inc. ......  154,675        958,985
MBIA, Inc. ....................    6,724        374,392
MBNA Corporation...............   38,684      1,274,638
MGIC Investment Corporation....    4,837        351,360
+Manor Care, Inc. .............    4,713        149,638
Marriott International, Inc.
  (Class A)....................   11,071        524,101
Marsh & McLennan Companies,
  Inc. ........................   12,569      1,269,469
Masco Corporation..............   20,884        521,265
Mattel, Inc. ..................   19,567        370,208
+Maxim Integrated Products,
  Inc. ........................   14,910        659,171
The May Department Stores
  Company......................   13,523        463,298
Maytag Corporation.............    3,457        101,152
McDermott International,
  Inc. ........................    2,773         32,305
McDonald's Corporation.........   58,735      1,589,369
The McGraw-Hill Companies,
  Inc. ........................    8,863        586,287
McKesson HBOC, Inc. ...........   12,961        481,112
The Mead Corporation...........    4,501        122,157
+MedImmune, Inc. ..............    9,697        457,698
Medtronic, Inc. ...............   54,890      2,525,489
Mellon Financial Corporation...   21,672        996,912
Merck & Co., Inc. .............  104,137      6,655,396
+Mercury Interactive Corp. ....    3,697        221,450
Meredith Corporation...........    2,311         82,757
Merrill Lynch & Co., Inc. **...   38,118      2,258,491
MetLife, Inc. .................   34,049      1,054,838
+Micron Technology, Inc. ......   27,077      1,112,865
+Microsoft Corporation++.......  244,429     17,745,545
Millipore Corporation..........    2,106        130,530
Minnesota Mining and
  Manufacturing Company (3M)...   18,004      2,054,256
+Mirant Corporation............   15,411        530,138
Molex Incorporated.............    8,874        324,167
Moody's Corporation............    7,153        239,625
Morgan Stanley Dean Witter &
  Co. .........................   50,538      3,246,056
Motorola, Inc. ................   99,739      1,651,678
+NCR Corporation...............    4,423        207,881
NICOR, Inc. ...................    2,101         81,897
+Nabors Industries, Inc. ......    6,680        248,496
National City Corporation......   27,283        839,771
+National Semiconductor
  Corporation..................    7,930        230,922
National Service Industries,
  Inc. ........................    1,841         41,551
+Navistar International
  Corporation..................    2,711         76,260
+Network Appliance, Inc. ......   14,784        202,541
The New York Times Company
  (Class A)....................    7,231        303,702

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Newell Rubbermaid Inc. ........   12,110   $    303,961
Newmont Mining Corporation.....    8,814        164,029
+Nextel Communications, Inc.
  (Class A)....................   34,744        608,020
+Niagara Mohawk Holdings
  Inc. ........................    7,343        129,898
Nike, Inc. (Class B)...........   12,249        514,336
NiSource Inc. .................    9,340        255,262
+Noble Drilling Corporation....    6,100        199,775
Nordstrom, Inc. ...............    6,097        113,099
Norfolk Southern Corporation...   17,499        362,229
Nortel Networks Corporation....  144,703      1,315,350
Northern Trust Corporation.....   10,156        634,750
Northrop Grumman Corporation...    3,924        314,312
+Novell, Inc. .................   14,456         82,255
+Novellus Systems, Inc. .......    6,469        367,375
Nucor Corporation..............    3,558        173,951
ONEOK, Inc. ...................    2,724         53,663
Occidental Petroleum
  Corporation..................   16,870        448,573
+Office Depot, Inc. ...........   13,514        140,275
Omnicom Group Inc. ............    8,412        723,432
+Oracle Corporation............  254,941      4,843,879
PACCAR Inc. ...................    3,465        178,170
PG&E Corporation...............   17,598        197,098
PNC Bank Corp. ................   13,125        863,494
PPG Industries, Inc. ..........    7,711        405,367
PPL Corporation................    6,611        363,605
+Pactiv Corporation............    7,220         96,748
Pall Corporation...............    5,605        131,886
+Palm, Inc. ...................   25,781        156,491
+Parametric Technology
  Corporation..................   11,998        167,852
Parker-Hannifin Corporation....    5,321        225,823
Paychex, Inc. .................   16,955        678,200
Peoples Energy Corporation.....    1,641         65,968
+PeopleSoft, Inc. .............   13,351        657,270
The Pepsi Bottling Group,
  Inc. ........................    6,531        261,893
PepsiCo, Inc. .................   66,485      2,938,637
PerkinElmer, Inc. .............    4,570        125,812
Pfizer Inc. ...................  286,699     11,482,295
Pharmacia Corporation..........   59,084      2,714,910
Phelps Dodge Corporation.......    3,569        148,113
Philip Morris Companies
  Inc. ++......................   99,898      5,069,823
Phillips Petroleum Company.....   11,631        662,967
Pinnacle West Capital
  Corporation..................    3,859        182,917
Pitney Bowes Inc. .............   11,208        472,081
Placer Dome Inc. ..............   14,906        146,079
Potlatch Corporation...........    1,350         46,454
+Power-One, Inc. ..............    3,586         59,671
Praxair, Inc. .................    7,233        339,951
The Procter & Gamble Company...   58,819      3,752,652
Progress Energy, Inc. .........    9,375        421,125
The Progressive Corporation....    3,315        448,155
Providian Financial
  Corporation..................   13,034        771,613
Public Service Enterprise Group
  Incorporated.................    9,445        461,860
Pulte Corporation..............    1,913         81,551
+QLogic Corporation............    4,190        270,046
+QUALCOMM Incorporated.........   34,392      2,011,244
The Quaker Oats Company........    5,989        546,496

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
+Quintiles Transnational
  Corp. .......................    5,294   $    133,673
Qwest Communications
  International Inc. ..........   75,446      2,404,464
R.R. Donnelley & Sons Company..    5,331        158,331
RadioShack Corporation.........    8,478        258,579
Ralston-Ralston Purina Group...   14,064        422,201
Raytheon Company...............   16,143        428,597
+Reebok International Ltd. ....    2,617         83,613
Regions Financial
  Corporation..................   10,332        330,624
Reliant Energy, Inc. ..........   13,457        433,450
+Robert Half International
  Inc. ........................    7,965        198,249
Rockwell International
  Corporation..................    8,274        315,405
Rohm and Haas Company..........   10,039        330,283
+Rowan Companies, Inc. ........    4,285         94,698
Royal Dutch Petroleum Company
  (NY Registered Shares).......   97,383      5,674,507
Ryder System, Inc. ............    2,780         54,488
SAFECO Corporation.............    5,847        172,486
SBC Communications Inc. .......  152,957      6,127,457
SUPERVALU Inc. ................    6,003        105,353
SYSCO Corporation..............   30,544        829,270
+Sabre Holdings Corporation....    6,035        301,750
+Safeway Inc. .................   22,953      1,101,744
+Sanmina Corporation...........   14,519        339,890
+Sapient Corporation...........    5,543         54,044
Sara Lee Corporation...........   35,771        677,503
Schering-Plough Corporation....   66,445      2,407,967
Schlumberger Limited...........   26,059      1,372,006
Scientific-Atlanta, Inc. ......    7,339        297,963
+Sealed Air Corporation........    3,793        141,289
Sears, Roebuck & Co. ..........   14,919        631,223
Sempra Energy..................    9,345        255,492
The Sherwin-Williams Company...    7,115        157,953
+Siebel Systems, Inc. .........   20,579        965,155
Sigma-Aldrich Corporation......    3,437        132,737
Snap-On Incorporated...........    2,633         63,613
+Solectron Corporation.........   29,667        542,906
The Southern Company...........   31,110        723,307
SouthTrust Corporation.........   15,480        402,480
Southwest Airlines Co. ........   34,590        639,569
Sprint Corporation.............   40,248        859,697
+Sprint Corporation (PCS
  Group).......................   42,553      1,027,655
+St. Jude Medical, Inc. .......    3,833        229,980
The St. Paul Companies,
  Inc. ........................    9,739        493,670
The Stanley Works..............    3,877        162,369
+Staples, Inc. ................   20,722        331,345
+Starbucks Corporation.........   17,328        398,544
Starwood Hotels & Resorts
  Worldwide, Inc. .............    9,026        336,489
State Street Corporation.......   14,712        728,097
Stilwell Financial, Inc. ......    9,960        334,258
Stryker Corporation............    8,960        491,456
+Sun Microsystems, Inc. .......  147,908      2,325,114
Sunoco, Inc. ..................    3,811        139,597
SunTrust Banks, Inc. ..........   13,261        859,048
Symbol Technologies, Inc. .....   10,289        228,416
Synovus Financial Corp. .......   13,172        413,337
T. Rowe Price Group Inc. ......    5,589        208,973

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
The TJX Companies, Inc. .......   12,725   $    405,546
+TMP Worldwide Inc. ...........    4,840        286,092
TRW Inc. ......................    5,639        231,199
TXU Corp. .....................   11,667        562,233
Target Corporation.............   40,768      1,410,573
+Tektronix, Inc. ..............    4,280        116,202
+Tellabs, Inc. ................   18,585        358,319
Temple-Inland, Inc. ...........    2,232        118,943
+Tenet Healthcare
  Corporation..................   14,725        759,663
+Teradyne, Inc. ...............    7,916        262,020
Texaco Inc. ...................   25,035      1,667,331
Texas Instruments
  Incorporated.................   78,840      2,483,460
Textron, Inc. .................    6,404        352,476
+Thermo Electron Corporation...    8,225        181,114
Thomas & Betts Corporation.....    2,657         58,640
Tiffany & Co. .................    6,679        241,913
The Timken Company.............    2,768         46,890
Torchmark Corporation..........    5,697        229,076
Tosco Corporation..............    7,011        308,835
+Toys 'R' Us, Inc. ............    8,983        222,329
Transocean Sedco Forex Inc. ...   14,418        594,742
Tribune Company................   13,553        542,256
+Tricon Global Restaurants,
  Inc. ........................    6,655        292,155
Tupperware Corporation.........    2,604         61,012
Tyco International Ltd. .......   87,952      4,793,384
+US Airways Group, Inc. .......    3,110         75,573
U.S. Bancorp...................   86,544      1,972,338
USA Education Inc. ............    7,401        540,273
UST Inc. ......................    7,459        215,267
USX-Marathon Group.............   14,015        413,583
USX-U.S. Steel Group...........    4,030         81,205
Unilever NV (NY Registered
  Shares)......................   26,015      1,549,714
Union Pacific Corporation......   11,302        620,593
Union Planters Corporation.....    6,226        271,454
+Unisys Corporation............   14,374        211,442
United Technologies
  Corporation..................   21,433      1,570,182
UnitedHealth Group
  Incorporated.................   14,405        889,509
+Univision Communications Inc.
  (Class A)....................    9,430        403,415
Unocal Corporation.............   11,098        378,997
UnumProvident Corporation......   10,974        352,485
+VERITAS Software
  Corporation..................   18,049      1,200,800
V. F. Corporation..............    5,086        185,029
Verizon Communications.........  122,833      6,571,566
+Viacom, Inc. (Class B)........   80,847      4,183,832
Visteon Corporation............    5,982        109,949
+Vitesse Semiconductor
  Corporation..................    8,327        175,200

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Vulcan Materials Company.......    4,611   $    247,841
W. W. Grainger, Inc. ..........    4,272        175,836
Wachovia Corporation...........    9,536        678,486
Walgreen Co. ..................   46,268      1,580,052
Wal-Mart Stores, Inc. .........  203,049      9,908,791
The Walt Disney Company........   94,916      2,742,123
Washington Mutual, Inc. .......   39,858      1,496,668
Waste Management, Inc. ........   28,407        875,504
+Watson Pharmaceuticals,
  Inc. ........................    4,808        296,365
+Wellpoint Health Networks
  Inc. ........................    2,893        272,636
Wells Fargo Company............   77,941      3,618,801
Wendy's International, Inc. ...    5,200        132,808
Westvaco Corporation...........    4,592        111,540
Weyerhaeuser Company...........    9,772        537,167
Whirlpool Corporation..........    3,040        190,000
Willamette Industries, Inc. ...    5,039        249,431
The Williams Companies,
  Inc. ........................   21,997        724,801
Winn-Dixie Stores, Inc. .......    6,347        165,847
Wm. Wrigley Jr. Company........   10,276        481,431
+WorldCom, Inc.--WorldCom
  Group........................  131,161      1,962,169
Worthington Industries,
  Inc. ........................    3,908         53,149
Xcel Energy, Inc. .............   15,531        441,857
Xerox Corporation..............   31,530        301,742
+Xilinx, Inc. .................   15,043        620,373
+Yahoo! Inc. ..................   25,746        514,663
Zions Bancorporation...........    4,270        251,930
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$417,331,954)--98.1%                 500,888,503
-------------------------------------------------------

  SHORT-TERM OBLIGATIONS--        FACE
      COMMERCIAL PAPER*          AMOUNT
--------------------------------------------------------
General Motors Acceptance
  Corp., 4.13% due
  7/02/2001..................  $9,937,000      9,934,720
--------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$9,934,720)--2.0%                       9,934,720
--------------------------------------------------------
TOTAL INVESTMENTS
(COST--$427,266,674)--100.1%..               510,823,223
VARIATION MARGIN ON FINANCIAL
FUTURES CONTRACTS***--0.0%...                     38,775
LIABILITIES IN EXCESS OF
OTHER ASSETS--(0.1%).........                   (372,979)
                                            ------------
NET ASSETS--100.0%...........               $510,489,019
                                            ============

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  + Non-income producing security.

 ++ Portion of holdings pledged as collateral for financial futures contracts.

  * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 ** An affiliate of the Fund.

*** Financial futures contracts purchased as of June 30, 2001 were as follows:

------------------------------------------------------------------------
NUMBER OF                                      EXPIRATION
CONTRACTS                ISSUE                    DATE          VALUE
------------------------------------------------------------------------
   33       S&P 500 Financial Futures Index  September 2001  $10,161,525
------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (CONTRACT
PRICE--$10,518,900)                                          $10,161,525
                                                             ===========
------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$427,266,674).......             $510,823,223
Receivables:
  Dividends.................................................  $396,201
  Securities sold...........................................   217,120
  Variation margin..........................................    38,775
  Capital shares sold.......................................     9,244        661,340
                                                              --------
Prepaid expenses............................................                   80,106
                                                                         ------------
Total assets................................................              511,564,669
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   558,795
  Capital shares redeemed...................................   344,229
  Investment adviser........................................   118,974      1,021,998
                                                              --------
Accrued expenses and other liabilities......................                   53,652
                                                                         ------------
Total liabilities...........................................                1,075,650
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $510,489,019
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $  3,266,321
Paid-in capital in excess of par............................              435,271,445
Undistributed investment income--net........................                2,235,362
Accumulated realized capital losses on investments--net.....               (7,407,147)
Accumulated distributions in excess of realized capital
  gains on investments--net.................................               (6,076,136)
Unrealized appreciation on investments--net.................               83,199,174
                                                                         ------------
NET ASSETS..................................................             $510,489,019
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $510,489,019 and 32,663,205
  shares outstanding........................................             $      15.63
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $17,337 foreign withholding tax)..........             $  3,098,513
Interest and discount earned................................                  176,693
                                                                         ------------
Total income................................................                3,275,206
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $776,411
Accounting services.........................................    91,678
Printing and shareholder reports............................    26,075
Custodian fees..............................................    25,747
Professional fees...........................................    13,914
Directors' fees and expenses................................    10,341
Transfer agent fees.........................................     2,369
Registration fees...........................................     2,060
Pricing services............................................       519
Other.......................................................    55,593
                                                              --------
Total expenses..............................................                1,004,707
                                                                         ------------
Investment income--net......................................                2,270,499
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................               (2,574,096)
Change in unrealized appreciation/depreciation on
  investments--net..........................................              (37,844,336)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(38,147,933)
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 2,270,499     $  5,103,802
Realized loss on investments--net...........................     (2,574,096)      (4,833,051)
Change in unrealized appreciation/depreciation on
  investments--net..........................................    (37,844,336)     (56,238,852)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........    (38,147,933)     (55,968,101)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................             --       (5,115,950)
In excess of investment income--net:
  Class A...................................................             --          (35,137)
In excess of realized gain on investments--net:
  Class A...................................................             --         (840,237)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................             --       (5,991,324)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      3,470,286       20,731,769
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (34,677,647)     (41,227,656)
Beginning of period.........................................    545,166,666      586,394,322
                                                                ------------    ------------
End of period*..............................................    $510,489,019    $545,166,666
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $ 2,235,362     $    (35,137)
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
                                                              -----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     FOR THE SIX
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,
                                                                JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2001         2000        1999        1998        1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $  16.79     $  18.73    $  16.23    $  13.48    $  10.17
                                                                --------     --------    --------    --------    --------
Investment income--net....................................           .07          .16         .19         .18         .17
Realized and unrealized gain (loss) on investments--net...         (1.23)       (1.91)       3.05        3.40        3.16
                                                                --------     --------    --------    --------    --------
Total from investment operations..........................         (1.16)       (1.75)       3.24        3.58        3.33
                                                                --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................            --         (.16)       (.37)       (.17)       (.02)
  In excess of investment income--net.....................            --           --+         --          --          --
  Realized gain on investments--net.......................            --           --        (.18)       (.66)         --+
  In excess of realized gain on investments--net..........            --         (.03)       (.19)         --          --
                                                                --------     --------    --------    --------    --------
Total dividends and distributions.........................            --         (.19)       (.74)       (.83)       (.02)
                                                                --------     --------    --------    --------    --------
Net asset value, end of period............................      $  15.63     $  16.79    $  18.73    $  16.23    $  13.48
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................        (6.91%)++    (9.37%)     20.50%      28.28%      32.81%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............................          .39%*        .35%        .35%        .36%        .34%
                                                                ========     ========    ========    ========    ========
Expenses..................................................          .39%*        .35%        .35%        .36%        .40%
                                                                ========     ========    ========    ========    ========
Investment income--net....................................          .88%*        .88%       1.13%       1.36%       2.01%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................      $510,489     $545,167    $586,394    $403,217    $215,234
                                                                ========     ========    ========    ========    ========
Portfolio turnover........................................          .94%        7.31%      26.35%      11.92%      36.85%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

* Annualized.
**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Amount is less than $.01 per share.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

--------------------------------------------------------------------------------

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $15,614 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $8,604,733 and $4,833,068, respectively.

  Net realized losses for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses      Gains (Losses)
--------------------------------------------------------------------
Long-term investments.................  $(1,440,760)   $83,556,549
Financial futures contracts...........   (1,133,336)      (357,375)
                                        -----------    -----------
Total.................................  $(2,574,096)   $83,199,174
                                        ===========    ===========
--------------------------------------------------------------------

  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $83,556,549, of which $141,993,185 related to appreciated securities and $58,436,636 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $427,266,674.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2001                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    2,152,552    $ 34,154,355
Shares redeemed.......................   (1,959,939)    (30,684,069)
                                         ----------    ------------
Net increase..........................      192,613    $  3,470,286
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,316,223    $ 78,731,442
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     351,827       5,991,324
                                       ----------    ------------
Total issued.........................   4,668,050      84,722,766
Shares redeemed......................  (3,506,217)    (63,990,997)
                                       ----------    ------------
Net increase.........................   1,161,833    $ 20,731,769
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $3,262,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Effective January 31, 2001, Quality Equity Fund was renamed Large Cap Core Focus Fund. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value to the Fund through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

  For the six-month period ended June 30, 2001, the Fund had a total return of -4.29%. This compared to the -7.05% total return by the unmanaged Russell 1000 Index for the same period. While absolute performance in the markets has been difficult over the last six months, we used this period to gain relative performance compared to our benchmark and our competitive peer groups. The largest positive contributors to performance were equities in the health care sector, including Quest Diagnostics Incorporated, McKesson HBOC, Inc. and Health Management Associates, as well as our underweighting of and equities in the technology sector. The largest detractors to performance were our holdings in the consumer discretionary sector.

PORTFOLIO MATTERS

  During the period, we reduced our dependence on economic growth and became somewhat more defensive in our holdings. We also increased our exposure to US earnings, believing that economic weakness will spread overseas, especially to Europe. We are positioning the Fund to benefit from an economic upturn which we expect to take place late this year or early next year. We added to our positions in health care and energy, while reducing weightings in information technology and telecommunication services. Our five largest equity purchases included Bank of America Corporation, Philip Morris Companies Inc., Fannie Mae, Washington Mutual, Inc. and Edison International. On the sell side, the five largest positions we sold included Merck & Company, Inc., Wells Fargo Company, American International Group, Inc., SBC Communications Inc. and Cisco Systems, Inc.

  We are positioned somewhat defensively, anticipating that the economic and earnings turnaround is several months away. As a result, we are overweighted in energy and health care, and underweighted in telecommunication services and information technology. We remain tilted toward the lower end of the permissible capitalization range anticipating continued outperformance of mid cap and large cap securities relative to mega cap securities.

IN CONCLUSION

  We appreciate your investment in Large Cap Core Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll, Jr.

Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 31, 2001

---------------------------------------------------------

  Effective January 31, 2001, Robert C. Doll, Jr. became responsible for the day-to-day management of Large Cap Core Focus Fund of Merrill Lynch Variable Series, Inc. Mr. Doll has been Senior Vice President of Merrill Lynch Investment Managers, L.P. since 1999. Prior thereto, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   -16.69%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                  +12.53
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                                                   +12.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -4.29%         -16.69%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
     INDUSTRY          HELD                                STOCKS                              VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE     27,625    United Technologies Corporation.........................  $  2,023,808       0.3%
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS         90,000    Johnson Controls, Inc. .................................     6,522,300       1.0
---------------------------------------------------------------------------------------------------------------------
BANKS                  206,000    Bank of America Corporation.............................    12,366,180       1.8
                        36,000    Dime Bancorp, Inc. .....................................     1,341,000       0.2
                       102,000    Golden State Bancorp Inc. ..............................     3,141,600       0.5
                        90,000    Golden West Financial Corporation.......................     5,781,600       0.9
                       182,000    GreenPoint Financial Corp. .............................     6,988,800       1.0
                        56,000    North Fork Bancorporation...............................     1,736,000       0.2
                       277,000    SouthTrust Corporation..................................     7,202,000       1.1
                        51,000    SunTrust Banks, Inc. ...................................     3,303,780       0.5
                       413,000    U.S. Bancorp............................................     9,412,270       1.4
                       226,000    Washington Mutual, Inc. ................................     8,486,300       1.3
                                                                                            ------------     -----
                                                                                              59,759,530       8.9
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES    386,000    +Cendant Corporation....................................     7,527,000       1.1
& SUPPLIES             127,000    First Data Corporation..................................     8,159,750       1.2
                       117,000    H & R Block, Inc. ......................................     7,552,350       1.1
                                                                                            ------------     -----
                                                                                              23,239,100       3.4
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS          59,000    +Cisco Systems, Inc. ...................................     1,072,620       0.1
EQUIPMENT
                        32,600    +Comverse Technology, Inc. .............................     1,861,786       0.3
                                                                                            ------------     -----
                                                                                               2,934,406       0.4
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &            315,000    +Apple Computer, Inc. ..................................     7,358,400       1.1
PERIPHERALS
                        47,000    International Business Machines Corporation.............     5,311,000       0.8
                                                                                            ------------     -----
                                                                                              12,669,400       1.9
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED            180,000    Citigroup Inc. .........................................     9,511,200       1.4
  FINANCIALS
                       118,000    Countrywide Credit Industries, Inc. ....................     5,413,840       0.8
                       147,000    Federal Home Loan Mortgage Association..................    10,290,000       1.5
                       146,000    Federal National Mortgage Association...................    12,431,900       1.9
                                                                                            ------------     -----
                                                                                              37,646,940       5.6
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED             32,000    SBC Communications Inc. ................................     1,281,920       0.2
TELECOMMUNICATION
SERVICES

                        38,000    Verizon Communications..................................     2,033,000       0.3
                                                                                            ------------     -----
                                                                                               3,314,920       0.5
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES     235,000    CMS Energy Corporation..................................     6,544,750       1.0
                       157,000    +Calpine Corporation....................................     5,934,600       0.9
                        52,000    Cinergy Corp. ..........................................     1,817,400       0.3
                       210,000    FirstEnergy Corp. ......................................     6,753,600       1.0
                       122,000    PPL Corporation.........................................     6,710,000       1.0
                        33,000    Puget Energy, Inc. .....................................       864,600       0.1
                       205,000    Reliant Energy, Inc. ...................................     6,603,050       1.0
                        36,000    TECO Energy, Inc. ......................................     1,098,000       0.1
                       208,000    UtiliCorp United Inc. ..................................     6,354,400       0.9
                                                                                            ------------     -----
                                                                                              42,680,400       6.3
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC              65,000    +Tech Data Corporation..................................     2,168,400       0.3
EQUIPMENT &
INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &      46,000    +Nabors Industries, Inc. ...............................     1,711,200       0.3
SERVICE
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG            199,000    +The Kroger Co. ........................................     4,975,000       0.7
RETAILING
---------------------------------------------------------------------------------------------------------------------
GAS UTILITIES          269,000    Sempra Energy...........................................     7,354,460       1.1
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE             43,000    Becton, Dickinson and Company...........................     1,538,970       0.2
EQUIPMENT &
SUPPLIES
                        82,000    +Cytyc Corporation......................................     1,886,000       0.3
                                                                                            ------------     -----
                                                                                               3,424,970       0.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
     INDUSTRY          HELD                                STOCKS                              VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE             68,000    CIGNA Corporation.......................................  $  6,515,760       1.0%
PROVIDERS &
SERVICES
                       124,000    +Express Scripts, Inc. (Class A)........................     6,808,840       1.0
                       184,000    HCA--The Healthcare Corporation.........................     8,314,960       1.3
                       477,000    +HEALTHSOUTH Corporation................................     7,617,690       1.2
                       356,000    +Health Management Associates, Inc. (Class A)...........     7,490,240       1.1
                       103,850    +Manor Care, Inc. ......................................     3,297,237       0.5
                       201,000    McKesson HBOC, Inc. ....................................     7,461,120       1.1
                       261,000    +Oxford Health Plans, Inc. .............................     7,464,600       1.1
                       102,000    +Quest Diagnostics Incorporated.........................     7,634,700       1.1
                       149,000    +Tenet Healthcare Corporation...........................     7,686,910       1.2
                       126,000    +Trigon Healthcare, Inc. ...............................     8,171,100       1.2
                       139,000    UnitedHealth Group Incorporated.........................     8,583,250       1.3
                       152,000    +Universal Health Services, Inc. (Class B)..............     6,916,000       1.0
                        79,000    +Wellpoint Health Networks Inc. ........................     7,444,960       1.1
                                                                                            ------------     -----
                                                                                             101,407,367      15.2
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS     79,000    +Brinker International, Inc. ...........................     2,042,150       0.3
& LEISURE
                        47,000    +Harrah's Entertainment, Inc. ..........................     1,659,100       0.3
                       112,000    +International Game Technology..........................     7,028,000       1.1
                        54,000    +MGM Mirage Inc. .......................................     1,617,840       0.2
                        35,000    +Mandalay Resort Group..................................       959,000       0.1
                                                                                            ------------     -----
                                                                                              13,306,090       2.0
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES      51,000    Fortune Brands, Inc. ...................................     1,956,360       0.3
                       116,000    Whirlpool Corporation...................................     7,250,000       1.1
                                                                                            ------------     -----
                                                                                               9,206,360       1.4
---------------------------------------------------------------------------------------------------------------------
IT CONSULTING &        114,000    +CSG Systems International, Inc. .......................     6,453,540       1.0
SERVICES
                       138,000    Electronic Data Systems Corporation.....................     8,625,000       1.3
                                                                                            ------------     -----
                                                                                              15,078,540       2.3
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL             474,000    General Electric Company................................    23,107,500       3.5
CONGLOMERATES
---------------------------------------------------------------------------------------------------------------------
INSURANCE              197,000    The Allstate Corporation................................     8,666,030       1.3
                        43,000    American International Group, Inc. .....................     3,698,000       0.6
                       112,000    Loews Corporation.......................................     7,216,160       1.1
                        65,000    MGIC Investment Corporation.............................     4,721,600       0.7
                       146,000    Old Republic International Corporation..................     4,234,000       0.6
                                                                                            ------------     -----
                                                                                              28,535,790       4.3
---------------------------------------------------------------------------------------------------------------------
MEDIA                  112,000    +AOL Time Warner Inc. ..................................     5,936,000       0.9
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL       174,000    +Federated Department Stores, Inc. .....................     7,395,000       1.1
                       218,000    The May Department Stores Company.......................     7,468,680       1.1
                        32,000    Wal-Mart Stores, Inc. ..................................     1,561,600       0.3
                                                                                            ------------     -----
                                                                                              16,425,280       2.5
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS     150,000    +NCR Corporation........................................     7,050,000       1.1
---------------------------------------------------------------------------------------------------------------------
OIL & GAS               85,000    Amerada Hess Corporation................................     6,868,000       1.0
                       127,000    Ashland Inc. ...........................................     5,092,700       0.8
                       150,000    Burlington Resources Inc. ..............................     5,992,500       0.9
                        47,000    Conoco Inc. (Class B)...................................     1,358,300       0.2
                       114,000    Devon Energy Corporation................................     5,985,000       0.9
                       138,000    EOG Resources, Inc. ....................................     4,905,900       0.7
                       197,193    Exxon Mobil Corporation.................................    17,224,809       2.6
                        98,000    Kerr-McGee Corporation..................................     6,494,460       1.0
                       116,000    Noble Affiliates, Inc. .................................     4,100,600       0.6
                       259,000    Occidental Petroleum Corporation........................     6,886,810       1.0
                       390,000    Ocean Energy Inc. ......................................     6,805,500       1.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
     INDUSTRY          HELD                                STOCKS                              VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
OIL & GAS              124,000    Phillips Petroleum Company..............................  $  7,068,000       1.0%
(CONCLUDED)            159,000    Sunoco, Inc. ...........................................     5,824,170       0.9
                       233,000    USX-Marathon Group......................................     6,875,830       1.0
                       127,000    Ultramar Diamond Shamrock Corporation...................     6,000,750       0.9
                       208,000    Unocal Corporation......................................     7,103,200       1.1
                       143,000    Valero Energy Corporation...............................     5,259,540       0.8
                                                                                            ------------     -----
                                                                                             109,846,069      16.4
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS         51,000    Bausch & Lomb Incorporated..............................     1,848,240       0.3
                        55,000    Eli Lilly and Company...................................     4,070,000       0.6
                       270,000    Johnson & Johnson.......................................    13,500,000       2.0
                       112,000    +King Pharmaceuticals, Inc. ............................     6,020,000       0.9
                        49,000    Merck & Co., Inc. ......................................     3,131,590       0.5
                        61,000    Mylan Laboratories, Inc. ...............................     1,715,930       0.3
                       369,650    Pfizer Inc. ............................................    14,804,482       2.2
                                                                                            ------------     -----
                                                                                              45,090,242       6.8
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL            322,000    Norfolk Southern Corporation............................     6,665,400       1.0
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR          179,000    Intel Corporation.......................................     5,253,650       0.8
EQUIPMENT &
PRODUCTS

                        84,000    +Silicon Storage Technology, Inc. ......................       886,200       0.1
                                                                                            ------------     -----
                                                                                               6,139,850       0.9
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                66,000    Adobe Systems Incorporated..............................     3,105,960       0.5
                       163,000    +Compuware Corporation..................................     2,226,580       0.3
                       145,000    +Microsoft Corporation..................................    10,413,900       1.6
                                                                                            ------------     -----
                                                                                              15,746,440       2.4
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL       222,000    +AutoNation, Inc. ......................................     2,575,200       0.4
                       180,000    +AutoZone, Inc. ........................................     6,750,000       1.0
                        75,100    Lowe's Companies, Inc. .................................     5,448,505       0.8
                       212,000    The TJX Companies, Inc. ................................     6,756,440       1.0
                       164,000    The Talbots, Inc. ......................................     7,175,000       1.1
                                                                                            ------------     -----
                                                                                              28,705,145       4.3
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL     175,000    +Jones Apparel Group, Inc. .............................     7,560,000       1.1
---------------------------------------------------------------------------------------------------------------------
TOBACCO                264,000    Philip Morris Companies Inc. ...........................    13,398,000       2.0
                       253,000    UST Inc. ...............................................     7,301,580       1.1
                                                                                            ------------     -----
                                                                                              20,699,580       3.1
---------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS (COST--$629,755,035)..................   670,930,487     100.4
                                  LIABILITIES IN EXCESS OF OTHER ASSETS...................    (2,937,531)     (0.4)
                                                                                            ------------     -----
                                  NET ASSETS..............................................  $667,992,956     100.0%
                                                                                            ============     =====
---------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$629,755,035).......               $670,930,487
Foreign cash................................................                     20,591
Dividends receivable........................................                    633,049
Prepaid expenses and other assets...........................                     31,086
                                                                           ------------
Total assets................................................                671,615,213
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................  $3,140,159
  Capital shares redeemed...................................     235,163
  Investment adviser........................................     229,444      3,604,766
                                                              ----------
Accrued expenses and other liabilities......................                     17,491
                                                                           ------------
Total liabilities...........................................                  3,622,257
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $667,992,956
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................               $  2,725,229
Paid-in capital in excess of par............................                692,532,077
Undistributed investment income--net........................                  2,480,460
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (38,184,445)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                (32,735,431)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 41,175,066
                                                                           ------------
NET ASSETS..................................................               $667,992,956
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $667,992,956 and 27,252,285
  shares outstanding........................................               $      24.51
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $89 foreign withholding tax)..............                 $  3,560,674
Interest and discount earned................................                    1,363,864
Other.......................................................                       13,145
                                                                             ------------
Total income................................................                    4,937,683
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,517,930
Accounting services.........................................       113,796
Custodian fees..............................................        44,072
Printing and shareholder reports............................        35,550
Professional fees...........................................        33,188
Directors' fees and expenses................................        13,936
Registration fees...........................................        11,058
Transfer agent fees.........................................         2,331
Pricing services............................................         2,117
Other.......................................................         7,959
                                                              ------------
Total expenses..............................................                    1,781,937
                                                                             ------------
Investment income--net......................................                    3,155,746
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   (38,203,991)
  Foreign currency transactions--net........................        79,553    (38,124,438)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................       645,135
  Foreign currency transactions--net........................       (40,846)       604,289
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(34,364,403)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX        FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 3,155,746     $  10,385,446
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    (38,124,438)      167,227,048
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........        604,289      (259,886,903)
                                                                ------------    -------------
Net decrease in net assets resulting from operations........    (34,364,403)      (82,274,409)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................             --       (10,409,440)
In excess of investment income--net:
  Class A...................................................             --        (3,431,859)
Realized gain on investments--net:
  Class A...................................................        (60,007)     (186,671,924)
In excess of realized gain on investments--net:
  Class A...................................................             --       (29,978,858)
                                                                ------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (60,007)     (230,492,081)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    (59,141,122)      116,011,867
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (93,565,532)     (196,754,623)
Beginning of period.........................................    761,558,488       958,313,111
                                                                ------------    -------------
End of period*..............................................    $667,992,956    $ 761,558,488
                                                                ============    =============
---------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $ 2,480,460     $    (675,286)
                                                                ============    =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                     FOR THE SIX
                                                          MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                            JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2001         2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................    $  25.61     $  39.93    $  38.12    $  38.42    $  32.83
                                                            --------     --------    --------    --------    --------
Investment income--net+.................................         .11          .44         .19         .34         .41
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net....................       (1.21)       (4.16)      10.46        4.80        6.94
                                                            --------     --------    --------    --------    --------
Total from investment operations........................       (1.10)       (3.72)      10.65        5.14        7.35
                                                            --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net................................          --         (.48)       (.56)       (.35)       (.22)
  In excess of investment income--net...................          --         (.16)       (.02)         --          --
  Realized gain on investments--net.....................          --++      (8.58)      (8.26)      (5.09)      (1.54)
  In excess of realized gain on investments--net........          --        (1.38)         --          --          --
                                                            --------     --------    --------    --------    --------
Total dividends and distributions.......................          --       (10.60)      (8.84)      (5.44)      (1.76)
                                                            --------     --------    --------    --------    --------
Net asset value, end of period..........................    $  24.51     $  25.61    $  39.93    $  38.12    $  38.42
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................      (4.29%)+++   (9.85%)     31.43%      15.58%      23.70%
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................        .52%*        .49%        .49%        .49%        .48%
                                                            ========     ========    ========    ========    ========
Investment income--net..................................        .92%*       1.14%        .52%        .95%       1.16%
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................    $667,993     $761,558    $958,313    $862,897    $875,064
                                                            ========     ========    ========    ========    ========
Portfolio turnover......................................     106.07%      102.12%      77.73%     100.29%     100.08%
                                                            ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Amount is less than $.01 per share.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Large Cap Core Focus Fund (the "Fund") (formerly Quality Equity Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is

--------------------------------------------------------------------------------

required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
 .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $71,845 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $9,497 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $728,607,427 and $690,852,871, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

-------------------------------------------------------------------
                                       Realized        Unrealized
                                    Gains (Losses)   Gains (Losses)
-------------------------------------------------------------------
Long-term investments.............   $(40,085,378)    $41,175,452
Short-term investments............         15,240              --
Financial futures contracts.......      1,866,147              --
Forward foreign exchange
 contracts........................         57,274              --
Foreign currency transactions.....         22,279            (386)
                                     ------------     -----------
Total.............................   $(38,124,438)    $41,175,066
                                     ============     ===========
-------------------------------------------------------------------

  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $41,175,452, of which $60,975,910 related to appreciated securities and $19,800,458 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $629,755,035.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Six Months Ended                  Dollar
June 30, 2001                              Shares        Amount
------------------------------------------------------------------
Shares sold...........................       63,597   $  1,524,710
Shares issued to shareholders in
 reinvestment of distributions........        2,536         60,007
                                         ----------   ------------
Total issued..........................       66,133      1,584,717
Shares redeemed.......................   (2,545,506)   (60,725,839)
                                         ----------   ------------
Net decrease..........................   (2,479,373)  $(59,141,122)
                                         ==========   ============
------------------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 2000                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     175,694   $   6,990,045
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   8,631,559     230,492,081
                                       ----------   -------------
Total issued.........................   8,807,253     237,482,126
Shares redeemed......................  (3,073,897)   (121,470,259)
                                       ----------   -------------
Net increase.........................   5,733,356   $ 116,011,867
                                       ==========   =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. LOANED SECURITIES:

At June 30, 2001, the Fund held US Treasury Notes and Bonds having an aggregate value of approximately $7,712,000 as collateral for portfolio securities loaned having a market value of approximately $7,682,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Large Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. commenced operations on April 23, 2001. Since its inception through June 30, 2001, the Fund had a total return of +4.50%. This compared to the +2.25% total return of the Fund's unmanaged benchmark, the Russell 1000 Value Index, for the same period.

  The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Value Index. Our investment process attempts to add value to the Fund through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

PORTFOLIO MATTERS

  During the period, we reduced our dependence on economic growth and became somewhat more defensive in our holdings. We also increased our exposure to US earnings, believing that economic weakness will spread overseas, especially to Europe. We added to our position in the health care sector, while reducing weightings in the energy and financial sectors. Our five largest equity purchases included Fannie Mae, Exxon Mobil Corporation, Bank of America Corporation, Merck & Company, Inc., and Philip Morris Companies Inc.

  We are positioned somewhat defensively, anticipating that the economic and earnings turnaround is several months away. As a result, we are overweighted in energy and health care, and underweighted in financials, telecommunication services and materials. We remain tilted toward the lower end of the permissible capitalization range anticipating continued outperformance of mid cap and large cap securities relative to mega cap securities.

IN CONCLUSION

  We appreciate your investment in Large Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director/Trustee

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (4/23/01) to 6/30/01                                            +4.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                              SINCE INCEPTION
AS OF JUNE 30, 2001                                             TOTAL RETURN
------------------------------------------------------------------------------
Class A Shares                                                      +4.50%
------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 4/23/01.

 Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                          STOCKS                           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                200      United Technologies Corporation................    $   14,652       0.4%
----------------------------------------------------------------------------------------------------------------------
BANKS                            1,400      Bank of America Corporation....................        84,042       2.1
                                   400      Charter One Financial, Inc. ...................        12,760       0.3
                                   900      First Tennessee National Corporation...........        31,239       0.8
                                 1,200      Golden State Bancorp Inc. .....................        36,960       1.0
                                   600      Golden West Financial Corporation..............        38,544       1.0
                                   800      GreenPoint Financial Corp. ....................        30,720       0.8
                                   500      National City Corporation......................        15,390       0.4
                                 1,100      North Fork Bancorporation......................        34,100       0.9
                                 1,200      Popular, Inc...................................        39,468       1.0
                                 1,400      SouthTrust Corporation.........................        36,400       0.9
                                 1,000      Sovereign Bancorp, Inc. .......................        12,560       0.3
                                   700      SunTrust Banks, Inc. ..........................        45,346       1.1
                                 2,600      U.S. Bancorp...................................        59,254       1.5
                                 1,400      Washington Mutual, Inc. .......................        52,570       1.3
                                                                                               ----------     -----
                                                                                                  529,353      13.4
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &            2,100      +Cendant Corporation...........................        40,950       1.0
SUPPLIES                           800      First Data Corporation.........................        51,400       1.3
                                   600      H & R Block, Inc. .............................        38,730       1.0
                                                                                               ----------     -----
                                                                                                  131,080       3.3
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS          1,500      +Apple Computer, Inc. .........................        35,040       0.9
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS           1,400      Citigroup Inc. ................................        73,976       1.9
                                   500      Countrywide Credit Industries, Inc. ...........        22,940       0.6
                                 1,000      Fannie Mae.....................................        85,150       2.2
                                   900      Freddie Mac....................................        63,000       1.6
                                   200      Household International, Inc...................        13,340       0.3
                                   900      MBNA Corporation...............................        29,655       0.7
                                   200      USA Education Inc..............................        14,600       0.4
                                                                                               ----------     -----
                                                                                                  302,661       7.7
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        100      SBC Communications Inc.........................         4,006       0.1
TELECOMMUNICATION SERVICES         100      Verizon Communications.........................         5,350       0.1
                                 3,400      +WorldCom, Inc.................................        48,280       1.3
                                                                                               ----------     -----
                                                                                                   57,636       1.5
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                 500      CMS Energy Corporation.........................        13,925       0.4
                                 1,000      +Calpine Corporation...........................        37,800       1.0
                                   100      Duke Energy Corporation........................         3,901       0.1
                                 1,000      Entergy Corporation............................        38,390       1.0
                                   400      FirstEnergy Corp. .............................        12,864       0.3
                                   400      PPL Corporation................................        22,000       0.6
                                 1,000      Potomac Electric Power Company.................        20,920       0.5
                                 1,400      Puget Energy, Inc. ............................        36,680       0.9
                                   900      Reliant Energy, Inc. ..........................        28,989       0.7
                                   900      TXU Corp. .....................................        43,371       1.1
                                 1,200      UtiliCorp United Inc. .........................        36,660       0.9
                                                                                               ----------     -----
                                                                                                  295,500       7.5
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &           1,500      +Tektronix, Inc. ..............................        40,725       1.0
INSTRUMENTS                        800      +Thermo Electron Corporation...................        17,616       0.5
                                                                                               ----------     -----
                                                                                                   58,341       1.5
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE         200      +BJ Services Company...........................         5,676       0.1
                                   400      Helmerich & Payne, Inc. .......................        12,328       0.3
                                                                                               ----------     -----
                                                                                                   18,004       0.4
----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING            1,700      +The Kroger Co.................................        42,500       1.1
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                      200      El Paso Corporation............................        10,508       0.2
                                 1,400      Sempra Energy..................................        38,276       1.0
                                                                                               ----------     -----
                                                                                                   48,784       1.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                          STOCKS                           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            200      CIGNA Corporation..............................    $   19,164       0.5%
SERVICES                           400      +Express Scripts, Inc. (Class A)...............        21,964       0.6
                                   900      HCA--The Healthcare Corporation................        40,671       1.0
                                   900      McKesson HBOC, Inc. ...........................        33,408       0.8
                                   600      +Tenet Healthcare Corporation..................        30,954       0.8
                                   600      +Trigon Healthcare, Inc........................        38,910       1.0
                                   700      UnitedHealth Group Incorporated................        43,225       1.1
                                   200      +Universal Health Services, Inc. (Class B).....         9,100       0.2
                                   300      +Wellpoint Health Networks Inc. ...............        28,272       0.7
                                                                                               ----------     -----
                                                                                                  265,668       6.7
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              400      +Brinker International, Inc....................        10,340       0.3
LEISURE
                                 1,000      +Harrah's Entertainment, Inc. .................        35,300       0.9
                                   600      +International Game Technology.................        37,650       1.0
                                 1,000      +MGM Mirage Inc. ..............................        29,960       0.7
                                 1,400      +Mandalay Resort Group.........................        38,220       0.9
                                                                                               ----------     -----
                                                                                                  151,470       3.8
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                 300      Fortune Brands, Inc. ..........................        11,508       0.3
                                   500      Whirlpool Corporation..........................        31,250       0.8
                                                                                               ----------     -----
                                                                                                   42,758       1.1
----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES           700      Electronic Data Systems Corporation............        43,750       1.1
                                   500      Reynolds & Reynolds Company (Class A)..........        10,975       0.3
                                                                                               ----------     -----
                                                                                                   54,725       1.4
----------------------------------------------------------------------------------------------------------------------
INSURANCE                        1,000      The Allstate Corporation.......................        43,990       1.1
                                   300      American International Group, Inc..............        25,800       0.6
                                   600      Loews Corporation..............................        38,658       1.0
                                   200      MGIC Investment Corporation....................        14,528       0.4
                                   400      Old Republic International Corporation.........        11,600       0.3
                                                                                               ----------     -----
                                                                                                  134,576       3.4
----------------------------------------------------------------------------------------------------------------------
MEDIA                              300      +AOL Time Warner Inc. .........................        15,900       0.4
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                   800      +Federated Department Stores, Inc. ............        34,000       0.9
                                 1,200      The May Department Stores Company..............        41,112       1.0
                                                                                               ----------     -----
                                                                                                   75,112       1.9
----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                 800      +NCR Corporation...............................        37,600       1.0
                                 1,800      Xerox Corporation..............................        17,226       0.4
                                                                                               ----------     -----
                                                                                                   54,826       1.4
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                          500      Amerada Hess Corporation.......................        40,400       1.0
                                   700      Anadarko Petroleum Corporation.................        37,821       1.0
                                   200      Ashland Inc....................................         8,020       0.2
                                 1,000      Burlington Resources Inc.......................        39,950       1.0
                                   700      Chevron Corporation............................        63,350       1.6
                                   600      Devon Energy Corporation.......................        31,500       0.8
                                   400      EOG Resources, Inc.............................        14,220       0.4
                                 1,100      Exxon Mobil Corporation........................        96,085       2.4
                                   600      Kerr-McGee Corporation.........................        39,762       1.0
                                 1,500      Occidental Petroleum Corporation...............        39,885       1.0
                                 1,600      Ocean Energy Inc...............................        27,920       0.7
                                   700      Phillips Petroleum Company.....................        39,900       1.0
                                 1,000      Sunoco, Inc....................................        36,630       0.9
                                 1,300      USX-Marathon Group.............................        38,363       1.0
                                 1,100      Unocal Corporation.............................        37,565       1.0
                                   900      Valero Energy Corporation......................        33,102       0.8
                                                                                               ----------     -----
                                                                                                  624,473      15.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                          STOCKS                           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    600      Beckman Coulter Inc............................    $   24,480       0.6%
                                   200      Hillenbrand Industries, Inc....................        11,422       0.3
                                 1,200      Johnson & Johnson..............................        60,000       1.5
                                 1,100      Merck & Co., Inc. .............................        70,301       1.8
                                                                                               ----------     -----
                                                                                                  166,203       4.2
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                      2,000      Norfolk Southern Corporation...................        41,400       1.0
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                         1,000      +Compuware Corporation.........................        13,660       0.4
                                   500      +RSA Security Inc. ............................        15,475       0.4
                                   600      +Sybase, Inc...................................         9,870       0.2
                                                                                               ----------     -----
                                                                                                   39,005       1.0
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                 3,100      +AutoNation, Inc. .............................        35,960       0.9
                                 1,000      +AutoZone, Inc.................................        37,500       1.0
                                 1,900      Circuit City Stores--Circuit City Group........        34,200       0.9
                                   400      The TJX Companies, Inc. .......................        12,748       0.3
                                   400      The Talbots, Inc. .............................        17,500       0.4
                                                                                               ----------     -----
                                                                                                  137,908       3.5
----------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL                 900      +Jones Apparel Group, Inc. ....................        38,880       1.0
                                   700      Liz Claiborne, Inc. ...........................        35,315       0.9
                                                                                               ----------     -----
                                                                                                   74,195       1.9
----------------------------------------------------------------------------------------------------------------------
TOBACCO                          1,900      Philip Morris Companies Inc. ..................        96,425       2.4
                                 1,300      UST Inc. ......................................        37,518       1.0
                                                                                               ----------     -----
                                                                                                  133,943       3.4
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL STOCKS
                                            (COST--$3,497,475)                                  3,545,713      89.8
----------------------------------------------------------------------------------------------------------------------
                                  FACE
                                AMOUNT                   SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          $352,000      Fannie Mae, 3.94% due 7/02/2001................       351,884       8.9
OBLIGATIONS*
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES
                                            (COST--$351,884)                                      351,884       8.9
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$3,849,359)...........     3,897,597      98.7
                                            OTHER ASSETS LESS LIABILITIES..................        52,297       1.3
                                                                                               ----------     -----
                                            NET ASSETS.....................................    $3,949,894     100.0%
                                                                                               ==========     =====
----------------------------------------------------------------------------------------------------------------------

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$3,849,359).........            $3,897,597
Cash........................................................                   764
Receivables:
  Capital shares sold.......................................  $51,058
  Investment adviser........................................    3,110
  Dividends.................................................    3,025       57,193
                                                              -------
Prepaid expenses............................................                 8,131
                                                                        ----------
Total assets................................................             3,963,685
                                                                        ----------
----------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities......................                13,791
                                                                        ----------
Total liabilities...........................................                13,791
                                                                        ----------
----------------------------------------------------------------------------------
NET ASSETS..................................................            $3,949,894
                                                                        ==========
----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................            $   37,766
Paid-in capital in excess of par............................             3,854,432
Undistributed investment income--net........................                 4,781
Undistributed realized capital gains on investments--net....                 4,677
Unrealized appreciation on investments--net.................                48,238
                                                                        ----------
NET ASSETS..................................................            $3,949,894
                                                                        ==========
----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $3,949,894 and 377,655
  shares outstanding........................................            $    10.46
                                                                        ==========
----------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 23, 2001+ TO JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................           $ 7,152
Interest and discount earned................................             2,453
                                                                       -------
Total income................................................             9,605
                                                                       -------
------------------------------------------------------------------------------
EXPENSES:
Offering costs..............................................  $4,947
Investment advisory fees....................................   2,883
Transfer agent fees.........................................   1,014
Custodian fees..............................................     426
Pricing services............................................     152
Accounting services.........................................      66
Printing and shareholder reports............................      29
Registration fees...........................................      19
Directors' fees and expenses................................       5
Other.......................................................       7
Total expenses before reimbursement.........................   9,548
Reimbursement of expenses...................................  (4,724)
                                                              ------
Total expenses after reimbursement..........................             4,824
                                                                       -------
Investment income--net......................................             4,781
                                                                       -------
------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................             4,677
Unrealized appreciation on investments--net.................            48,238
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........           $57,696
                                                                       =======
------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                              APRIL 23, 2001+
INCREASE IN NET ASSETS:                                       TO JUNE 30, 2001
------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $    4,781
Realized gain on investments--net...........................          4,677
Unrealized appreciation on investments--net.................         48,238
                                                                 ----------
Net increase in net assets resulting from operations........         57,696
                                                                 ----------
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      2,892,198
                                                                 ----------
------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      2,949,894
Beginning of period.........................................      1,000,000
                                                                 ----------
End of period*..............................................     $3,949,894
                                                                 ==========
------------------------------------------------------------------------------
* Undistributed investment income--net......................     $    4,781
                                                                 ==========
------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN               APRIL 23, 2001+
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.    TO JUNE 30,
INCREASE IN NET ASSET VALUE:                                         2001
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $10.00
                                                                    ------
Investment income--net.......................................          .01
Realized and unrealized gain on investments--net.............          .45
                                                                    ------
Total from investment operations.............................          .46
                                                                    ------
Net asset value, end of period...............................       $10.46
                                                                    ======
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................        4.50%++
                                                                    ======
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............................        1.25%*
                                                                    ======
Expenses.....................................................        2.48%*
                                                                    ======
Investment income--net.......................................        1.24%*
                                                                    ======
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................       $3,950
                                                                    ======
Portfolio turnover...........................................        7.46%
                                                                    ======
-------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Value Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Prior to commencement of operations on April 23, 2001, the Fund had no operations other than those relating to organizational matters and the issuance of 100,000 Class A Shares of the Fund on April 16, 2001 to MLLIC for $1,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering

--------------------------------------------------------------------------------

into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. For the period April 23, 2001 to June 30, 2001, MLIM earned fees of $2,883, all of which was waived. In addition, MLIM reimbursed the Fund $1,817 in additional expenses.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the period April 23, 2001 to June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $71,845 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the period April 23, 2001 to June 30, 2001, the Fund reimbursed MLIM $2 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period April 23,

--------------------------------------------------------------------------------

2001 to June 30, 2001 were $3,616,891 and $124,093, respectively.

  Net realized gains for the period April 23, 2001 to June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

----------------------------------------------------------------------
                                                 Realized   Unrealized
                                                  Gains       Gains
----------------------------------------------------------------------
Long-term investments..........................   $4,677     $48,238
                                                  ------     -------
Total..........................................   $4,677     $48,238
                                                  ======     =======
----------------------------------------------------------------------

  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $48,238, of which $155,984 related to appreciated securities and $107,746 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $3,849,359.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Period                          Dollar
April 23, 2001+ to June 30, 2001           Shares      Amount
----------------------------------------------------------------
Shares sold.............................   396,870   $ 4,090,704
Shares redeemed.........................  (119,215)   (1,198,506)
                                          --------   -----------
Net increase............................   277,655   $ 2,892,198
                                          ========   ===========
----------------------------------------------------------------

+ Prior to April 23, 2001 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 2001, Natural Resources Focus Fund's Class A Shares had a total return of -6.46%, which was modestly below the -4.5% return on the Lipper Natural Resources Funds Average. The decline in the Fund's results came as concerns arose over oil demand trends in global markets and natural gas in domestic markets.

MARKET OVERVIEW

  The Fund remains heavily invested in companies that focus on natural gas production in North America, as well as oil service companies exposed to natural gas drilling activity. The equities of these companies have suffered, as many investors took profits after strong results in 1999 and 2000. It currently appears that many general equity funds turned to energy investments as other sectors deteriorated in late 2000 and early 2001, and were carrying energy holdings significantly above their benchmarks. We believe that these non-traditional energy investors exacerbated the selling pressure as sequential oil and gas prices eased to levels that would still be considered high by traditional energy analysts. We were concerned that the seasonally weak-demand shoulder months might result in some weakness for the energy sector, and we attempted to raise cash in the Fund. However, investor redemptions in the Fund did not allow us to increase cash to the extent we had hoped. Moreover, the seasonal weakness of the shoulder months masked what is now a severe industrial recession in US markets. This resulted in much weaker gas demand than we expected, which is being compounded by unusually mild summer weather that is curtailing summer air-conditioning power requirements. We currently expect that North American natural gas storage will reach full levels prior to the start of the winter heating season unless we experience unusually hot weather or we have hurricane activity that might shut-in Gulf of Mexico gas production. Despite this disappointing near-term outlook, we remain positive on the intermediate- to longer-term outlook for energy and natural gas. While drilling activity for natural gas has risen to record levels, we have not seen a meaningful response in production levels. Therefore, any recovery in industrial demand, gas-fired power generation or a colder-than-normal winter could result in a return to high natural gas prices.

  In addition, the cohesion among members of the Organization of Petroleum Exporting Countries (OPEC) continues to be strong, which we believe will put a floor under oil prices around the $20 per barrel level. Given the price declines suffered by energy equities, we believe that current valuations discount all but a severe world recession.

PORTFOLIO MATTERS

  During the six months ended June 30 2001, we sold the Fund's energy holdings as we attempted to build cash going into the spring--a weak energy demand season. In addition, cash was generated from several sales of Canadian independent oil companies that were subject to merger activity. Companies that received merger bids included Genesis Exploration Ltd., Cypress Energy Inc., Petromet, Gulf Canada Resources Limited, Velvet Exploration Ltd., Chieftain International, Inc. as well as Triton Energy. Unfortunately, the premiums received from these sales were not sufficient to offset the decline in other oil service and natural gas investments. We sold our holdings in some companies that are leveraged purely to price, and invested in those that we consider to have long-term development projects that will give a rising production profile. Companies with these characteristics should enjoy rising valuation multiples, and would also be subject to potential consolidation activity as larger companies struggle to achieve growth targets. Gulf Canada Resources Limited and Triton Energy have already received bids, and we invested in PanCanadian Energy. PanCanadian has a strong gas base in Western Alberta, as well as a strong exploration profile off the eastern coast of Canada and in the British North Sea. We are looking for new investments, which we believe share the investment qualities that we saw in these three stocks. We also are using weakness in the sector to add to our oil service holdings. Oil service stocks, and especially drilling companies, declined in price to levels last seen in 1999 when oil prices were $12 per barrel and natural gas was trading for less than $2.00 per thousand cubic feet. Given our belief that world oil and North American natural gas markets remain capacity constrained, the decline in these stocks should offer the potential for attractive returns.

IN CONCLUSION

  We are obviously disappointed with the performance of the Fund and the energy sector despite energy prices that remain at historically high levels. The recent selling pressure should have removed many of the non-traditional inves-

--------------------------------------------------------------------------------

tors in the sector, which we view as positive for investment performance going forward. However, the next several months are expected to be volatile, as we believe there is risk for natural gas prices to trade below $2.00 per thousand cubic feet should storage basins reach full capacity significantly before the onset of the winter heating season. In addition, continued deterioration in global economic activity can depress demand for all commodities, including energy. While OPEC has been highly successful in maintaining prices within their targeted price band, a severe global recession could eventually overwhelm their ability to support prices. However, we believe that any oil price decline would be short lived, as lower prices could be a catalyst to resume global economic growth.

  As always, we would emphasize the role that natural resources investments can play in a diversified investment portfolio and as a hedge for all consumers of commodities. The recent decline in the energy sector has returned valuations to compelling levels, and we believe that the current tradeoff between risk and reward is favorable. Valuations in many energy stocks remain attractive, even if oil and gas prices fall below current levels. In addition, we believe there will be opportunities to rotate into investments that will likely benefit from moderating energy costs, as those commodities may rally as the current economic slowdown abates.

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert M. Shearer
Robert M. Shearer
Vice President and Senior Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                    +9.31%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                   +5.28
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                                                    +5.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -6.46%         +9.31%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                      COMMON STOCKS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ALTERNATIVE ENERGY               4,400      +Millennium Cell Inc. ........................    $    45,716       0.3%
----------------------------------------------------------------------------------------------------------------------
ALUMINUM                         2,800      Alcan Aluminium Ltd. .........................        117,656       0.9
                                 3,956      Alcoa Inc. ...................................        155,866       1.1
                                                                                              -----------     -----
                                                                                                  273,522       2.0
----------------------------------------------------------------------------------------------------------------------
CANADIAN INDEPENDENTS              600      Alberta Energy Company Ltd. ..................         24,744       0.2
                                 4,400      Alberta Energy Company Ltd. (New Shares) .....        181,207       1.3
                                 7,000      +Anderson Exploration Ltd. ...................        141,375       1.0
                                10,000      +Baytex Energy Ltd. ..........................         64,576       0.5
                                 3,800      +Bonavista Petroleum Ltd. ....................         71,863       0.5
                                17,000      +Canadian Hunter Exploration Ltd. ............        414,470       3.0
                                 3,000      Canadian Natural Resources Ltd. ..............         88,660       0.7
                                 9,080      +Gulf Canada Resources Limited................         73,473       0.5
                                12,900      +Gulf Canada Resources Limited (Ordinary).....        104,490       0.8
                                 6,700      Nexen Inc. ...................................        168,206       1.2
                                 9,000      PanCanadian Petroleum Ltd. ...................        275,764       2.0
                                   100      +Penn West Petroleum Ltd. ....................          2,570       0.0
                                 2,300      +Southward Energy Ltd. .......................         11,367       0.1
                                 3,000      Suncor Energy, Inc. ..........................         76,305       0.6
                                 6,500      Talisman Energy Inc. .........................        247,392       1.8
                                                                                              -----------     -----
                                                                                                1,946,462      14.2
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES               3,300      Allegheny Energy, Inc. .......................        159,225       1.2
                                 1,800      Constellation Energy Group....................         76,680       0.5
                                                                                              -----------     -----
                                                                                                  235,905       1.7
----------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES         3,700      Amerada Hess Corporation......................        298,960       2.2
                                 5,100      Chevron Corporation...........................        461,550       3.4
                                 5,200      Conoco Inc. (Class B).........................        150,280       1.1
                                 1,400      ENI SpA (ADR)*................................         86,380       0.6
                                 3,800      Exxon Mobil Corporation.......................        331,930       2.4
                                 4,766      Kerr-McGee Corporation........................        315,843       2.3
                                 6,500      Murphy Oil Corporation........................        478,400       3.5
                                 2,100      Phillips Petroleum Company....................        119,700       0.9
                                 2,800      Royal Dutch Petroleum Company (NY Registered
                                              Shares).....................................        163,156       1.2
                                 2,600      Texaco Inc. ..................................        173,160       1.3
                                 6,000      USX-Marathon Group............................        177,060       1.3
                                                                                              -----------     -----
                                                                                                2,756,419      20.2
----------------------------------------------------------------------------------------------------------------------
LAND/OFFSHORE DRILLERS          65,500      +Drillers Technology Corp. ...................         69,920       0.5
                                16,650      Drillers Technology Corp. (Warrants)**........          2,633       0.0
                                 5,050      +Enserco Energy Service Company Inc. .........         63,890       0.5
                                20,100      Ensign Resource Service Group, Inc. ..........        199,331       1.4
                                 5,200      +Global Marine Inc. ..........................         96,876       0.7
                                 5,100      Helmerich & Payne, Inc. ......................        157,182       1.2
                                 5,000      +Nabors Industries, Inc. .....................        186,000       1.4
                                 7,300      +Patterson-UTI Energy, Inc. ..................        124,830       0.9
                                 6,100      +Precision Drilling Corporation...............        190,324       1.4
                                 6,300      +Rowan Companies, Inc. .......................        139,230       1.0
                                 4,700      Santa Fe International Corporation............        136,300       1.0
                                 5,450      Transocean Sedco Forex Inc. ..................        224,812       1.6
                                                                                              -----------     -----
                                                                                                1,591,328      11.6
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                  4,400      CONSOL Energy Inc. ...........................        111,320       0.8
                               266,000      M.I.M. Holdings Limited.......................        162,186       1.2
                                 6,800      Massey Energy Company.........................        134,368       1.0
                                11,750      +Stillwater Mining Company....................        343,688       2.5
                                20,300      WMC Limited...................................         98,812       0.7
                                                                                              -----------     -----
                                                                                                  850,374       6.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                      COMMON STOCKS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              2,500      Anadarko Petroleum Corporation................    $   135,075       1.0%
                                 5,500      Apache Corporation............................        279,125       2.0
                                 3,312      Burlington Resources Inc. ....................        132,314       1.0
                                 5,200      +CNOOC Limited (ADR)*.........................         98,540       0.7
                                 3,000      Cabot Oil & Gas Corporation (Class A).........         73,200       0.5
                                 4,250      +Chieftain International, Inc. ...............        122,145       0.9
                                 5,825      Devon Energy Corporation......................        305,812       2.2
                                10,100      EOG Resources, Inc. ..........................        359,055       2.6
                                10,600      +Gulf Indonesia Resources Ltd. ...............        107,696       0.8
                                 5,600      Noble Affiliates, Inc. .......................        197,960       1.5
                                 7,300      +Noble Drilling Corporation...................        239,075       1.8
                                 2,000      Occidental Petroleum Corporation..............         53,180       0.4
                                 6,000      Ocean Energy Inc. ............................        104,700       0.8
                                 3,500      +Pioneer Natural Resources Company............         59,675       0.4
                                 5,000      Pogo Producing Company........................        120,000       0.9
                                 3,500      +Pride International, Inc. ...................         66,500       0.5
                                 7,100      +Triton Energy Limited........................        232,525       1.7
                                 3,300      Unocal Corporation............................        112,695       0.8
                                                                                              -----------     -----
                                                                                                2,799,272      20.5
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                    10,400      +BJ Services Company..........................        295,152       2.2
                                 7,300      Baker Hughes Incorporated.....................        244,550       1.8
                                 2,800      Coflexip SA (ADR)*............................        190,400       1.4
                                 1,800      +Cooper Cameron Corporation...................        100,440       0.7
                                 8,900      +FMC Technologies, Inc. ......................        183,785       1.4
                                 6,000      +Grant Prideco, Inc. .........................        104,940       0.8
                                 5,700      +National-Oilwell, Inc. ......................        152,760       1.1
                                 8,200      +Oil States International, Inc. ..............         75,604       0.6
                                20,300      Saipem SpA....................................        111,193       0.8
                                 2,450      Schlumberger Limited..........................        128,993       0.9
                                   900      +Smith International, Inc. ...................         53,910       0.4
                                12,000      +Stolt Offshore SA............................        152,958       1.1
                                15,500      +Tesco Corporation............................        174,651       1.3
                                 1,600      Tidewater Inc. ...............................         60,320       0.4
                                 9,200      +Weatherford International, Inc. .............        441,600       3.2
                                                                                              -----------     -----
                                                                                                2,471,256      18.1
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS         17,000      Sappi Limited (ADR)*..........................        152,150       1.1
----------------------------------------------------------------------------------------------------------------------
PIPELINES                        1,412      El Paso Corporation...........................         74,186       0.5
                                 4,900      Equitable Resources, Inc. ....................        163,219       1.2
                                 4,800      The Williams Companies, Inc. .................        158,160       1.2
                                                                                              -----------     -----
                                                                                                  395,565       2.9
----------------------------------------------------------------------------------------------------------------------
REFINING                         3,000      Sunoco, Inc. .................................        109,890       0.8
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (COST--$11,433,662)                                13,627,859      99.8
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$11,433,662).........     13,627,859      99.8
                                            OTHER ASSETS LESS LIABILITIES.................         30,442       0.2
                                                                                              -----------     -----
                                            NET ASSETS....................................    $13,658,301     100.0%
                                                                                              ===========     =====
----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

+Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$11,433,662)........             $13,627,859
Foreign cash................................................                  12,037
Receivables:
  Securities sold...........................................  $143,960
  Dividends.................................................    10,921       154,881
                                                              --------
Prepaid expenses and other assets...........................                  29,399
                                                                         -----------
Total assets................................................              13,824,176
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   110,223
  Capital shares redeemed...................................    13,145
  Investment adviser........................................     7,504       130,872
                                                              --------
Accrued expenses and other liabilities......................                  35,003
                                                                         -----------
Total liabilities...........................................                 165,875
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $13,658,301
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $   111,038
Paid-in capital in excess of par............................              12,621,831
Undistributed investment income--net........................                   7,152
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................               1,032,996
Accumulated distributions in excess of realized gains on
  investments and foreign currency transactions--net........              (2,308,824)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               2,194,108
                                                                         -----------
NET ASSETS..................................................             $13,658,301
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $13,658,301 and 1,110,384
  shares outstanding........................................             $     12.30
                                                                         ===========
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $2,324 foreign withholding tax)...........                 $    75,167
Interest and discount earned................................                       5,843
                                                                             -----------
Total income................................................                      81,010
                                                                             -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    50,303
Professional fees...........................................        5,706
Custodian fees..............................................        4,953
Printing and shareholder reports............................        4,755
Accounting services.........................................        3,232
Transfer agent fees.........................................        2,675
Pricing services............................................          904
Directors' fees and expenses................................          327
Other.......................................................          804
                                                              -----------
Total expenses..............................................                      73,659
                                                                             -----------
Investment income--net......................................                       7,351
                                                                             -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................    1,643,129
  Foreign currency transactions--net........................          (54)     1,643,075
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (2,583,874)
  Foreign currency transactions--net........................         (101)    (2,583,975)
                                                              -----------    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $  (933,549)
                                                                             ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE              FOR THE
                                                              SIX MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             JUNE 30, 2001      DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $     7,351          $    55,892
Realized gain on investments and foreign currency
  transactions--net.........................................      1,643,075            1,199,181
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (2,583,975)           3,718,458
                                                                -----------          -----------
Net increase (decrease) in net assets resulting from
  operations................................................       (933,549)           4,973,531
                                                                -----------          -----------
---------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................           (683)             (54,054)
                                                                -----------          -----------
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (1,675,942)          (3,186,305)
                                                                -----------          -----------
---------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (2,610,174)           1,733,172
Beginning of period.........................................     16,268,475           14,535,303
                                                                -----------          -----------
End of period*..............................................    $13,658,301          $16,268,475
                                                                ===========          ===========
---------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $     7,152          $       484
                                                                ===========          ===========
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE
FINANCIAL STATEMENTS.                                         SIX MONTHS
                                                                ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,     ----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001        2000       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $ 13.15      $  9.48    $  7.65    $ 10.66    $ 13.12
                                                               -------      -------    -------    -------    -------
Investment income--net......................................       .01+         .04+       .07+       .12+       .14
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      (.86)        3.67       1.95      (1.50)     (1.68)
                                                               -------      -------    -------    -------    -------
Total from investment operations............................      (.85)        3.71       2.02      (1.38)     (1.54)
                                                               -------      -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net....................................        --++       (.04)      (.19)      (.18)      (.06)
  Realized gain on investments--net.........................        --           --         --       (.55)      (.86)
  In excess of realized gain on investments--net............        --           --         --       (.90)        --
                                                               -------      -------    -------    -------    -------
Total dividends and distributions...........................        --         (.04)      (.19)     (1.63)      (.92)
                                                               -------      -------    -------    -------    -------
Net asset value, end of period..............................   $ 12.30      $ 13.15    $  9.48    $  7.65    $ 10.66
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    (6.46%)++++  39.17%     26.77%    (15.30%)   (12.52%)
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .95%*        .87%       .91%       .88%       .81%
                                                               =======      =======    =======    =======    =======
Investment income--net......................................      .09%*        .37%       .74%      1.36%       .99%
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $13,658      $16,268    $14,535    $15,540    $26,979
                                                               =======      =======    =======    =======    =======
Portfolio turnover..........................................    23.68%       36.99%     60.83%     29.65%     20.93%
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.
++Amount is less than $.01 per share.
++++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

--------------------------------------------------------------------------------

are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,202 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $581 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $3,588,265 and $4,734,058, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

--------------------------------------------------------------------
                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------
Long-term investments.............    $1,643,129        $2,194,197
Foreign currency transactions.....           (54)              (89)
                                      ----------        ----------
Total.............................    $1,643,075        $2,194,108
                                      ==========        ==========
--------------------------------------------------------------------

  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,194,197, of which $2,770,850 related to appreciated securities and $576,653 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $11,433,662.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 2001                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    17,443    $   223,051
Shares issued to shareholders in
 reinvestment of dividends..............        51            683
                                          --------    -----------
Total issued............................    17,494        223,734
Shares redeemed.........................  (143,952)    (1,899,676)
                                          --------    -----------
Net decrease............................  (126,458)   $(1,675,942)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    19,808    $   227,351
Shares issued to shareholders in
 reinvestment of dividends..............     4,058         54,054
                                          --------    -----------
Total issued............................    23,866        281,405
Shares redeemed.........................  (320,740)    (3,467,710)
                                          --------    -----------
Net decrease............................  (296,874)   $(3,186,305)
                                          ========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. COMMITMENTS:

At June 30, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $93,000 and $45,000, respectively.

7. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $2,907,000, of which $732,000 expires in 2006 and $2,175,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 2001, Reserve Assets Fund's Class A Shares had a net annualized yield of 5.08%. The Fund's Class A Shares' 7-day yield as of June 30, 2001 was 3.60%. The average portfolio maturity was 84 days at June 30, 2001 compared to 71 days at December 31, 2000.

THE ENVIRONMENT

  Early in 2001, it became apparent that the fall-off in manufacturing activity that began in the previous quarter was continuing. A slowdown of this magnitude had not been seen since the 1991 recession and resulted in the Federal Reserve Board's intermeeting interest rate cut of 50 basis points (0.50%) on January 3, 2001. This unambiguous move by the Federal Reserve Board stabilized the markets and gave investors the expectation of further interest rate cuts in the near future. In late January, an eye-opening decline in consumer confidence gave the Federal Reserve Board further cause to ease interest rates by another 50 basis points at its regularly scheduled January and March meetings.

  Although economic news was mixed in February and March, corporate earnings warnings and new lows in the equity markets triggered capital flight to the short end of the fixed-income market. Inventory accumulation continued to drag on corporate profits, resulting in job cuts and slower consumer demand. As an additional boost to the still-sluggish economy, the Federal Reserve Board surprised investors again with an additional 50 basis point reduction on April
18. As conditions failed to improve, the Federal Reserve Board cut interest rates an additional half point in May and another 25 basis points in June, bringing the Federal Funds rate to 3.75%. This was the first time the Federal Funds rate was below 4% since 1994. Federal Reserve Board officials, once expecting a recovery by year end, seemed to sense a greater urgency to stimulate demand.

PORTFOLIO MATTERS

  Throughout the six-month period ended June 30, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, the average life of our holdings ranged from 70 days to 80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated securities such as one-year bank product and 18-month agency coupons. When spreads between bank securities and agency discount notes narrowed, we added to our agency discount note positions. Going forward, while we remain constructive, we have become more conservative in our investment decisions since the Federal Reserve Board may be close to the end of its easing cycle.

  The Fund's composition at the end of June and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                  6/30/01     12/31/00
------------------------------------------------------
Bank Notes......................     3.1%        2.8%
Certificates of Deposit--
  European......................     1.6          --
Certificates of
  Deposit--Yankee...............     7.8         7.9
Commercial Paper................    41.4        58.3
Corporate Notes.................    18.7        18.5
Funding Agreements..............     3.1          --
US Government, Agency &
  Instrumentality Obligations--
  Discount......................     4.5         0.6
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount..................    19.0        10.8
Other Assets Less Liabilities...     0.8         1.1
                                   -----       -----
Total...........................   100.0%      100.0%
                                   =====       =====
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers

Jacqueline Rogers
Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--3.1%              $250,000      LaSalle National Bank...................   5.07 %     2/12/2002  $   251,334
                               250,000      National City Bank of Kentucky..........   6.87       9/04/2001      251,253
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL BANK NOTES (COST--$499,962)                                    502,587
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                250,000      Westdeutsche Landesbank Girozentrale....   4.79       7/02/2001      250,000
DEPOSIT--EUROPEAN--1.6%
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CERTIFICATES OF DEPOSIT--EUROPEAN (COST--$250,000)             250,000
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                250,000      Commerzbank AG, NY......................   6.89       8/20/2001      250,980
DEPOSIT--YANKEE--7.8%
                               250,000      Credit Agricole Indosuez, NY............   4.61       3/28/2002      250,977
                               250,000      Dexia Bank, NY..........................   6.975      7/16/2001      250,258
                               250,000      Svenska Handelsbanken AB, NY............   5.11       2/11/2002      251,620
                               250,000      UBS AG, Stanford........................   4.75       4/22/2002      251,238
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$1,250,114)           1,255,073
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--41.4%        200,000      ANZ (Delaware), Inc. ...................   3.90       8/13/2001      199,123
                               250,000      AT&T Corp.+.............................   4.78       7/13/2001      249,993
                               500,000      Abbey National NA Corp..................   3.73       8/09/2001      498,031
                               250,000      Apreco, Inc. ...........................   3.68       8/20/2001      248,748
                               210,000      Banco Itau SA, Series A.................   4.00       7/30/2001      209,347
                               538,000      Bear Stearns Companies, Inc. ...........   3.76       9/21/2001      533,348
                               392,000      Blue Ridge Asset Funding Corp. .........   3.65       9/14/2001      388,899
                               300,000      Delaware Funding Corp. .................   3.80       8/13/2001      298,670
                               250,000      Falcon Asset Securitization.............   4.25       7/02/2001      250,000
                               229,000      General Electric Capital Corp. .........   3.82       8/15/2001      227,942
                               200,000      Halifax PLC.............................   3.76       9/12/2001      198,454
                               194,000      Heinz (H.J.) Company....................   4.05       7/06/2001      193,913
                               300,000      J.P. Morgan & Co. ......................   5.75       9/17/2001      297,528
                               516,000      Kitty Hawk Funding Corp. ...............   3.86       8/08/2001      513,953
                               300,000      Lone Star Funding, LLC..................   3.98       7/09/2001      299,768
                               250,000      Old Line Funding Corp. .................   4.00       7/09/2001      249,805
                               500,000      SBC Communications Inc. ................   4.00       7/06/2001      499,778
                               410,000      Tulip Funding Corporation...............   3.98       7/10/2001      409,637
                               300,000      UBS Finance (Delaware) Inc. ............   3.87       8/10/2001      298,742
                               250,000      Unilever Capital Corp.+.................   3.97       9/07/2001      250,036
                               348,000      WCP Funding Inc. .......................   4.02       7/03/2001      347,961
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMERCIAL PAPER (COST--$6,662,688)                          6,663,676
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--18.7%         250,000      DaimlerChrysler North America Holding
                                              Corp.+................................   4.339     11/08/2001      249,475
                               500,000      Ford Motor Credit Company+..............   3.96       1/07/2002      500,000
                               150,000      General Electric Capital Corp. .........   5.51       3/01/2002      151,497
                               250,000      General Electric Capital Corp. .........   5.50       4/15/2002      252,758
                               100,000      Goldman Sachs Group, Inc.+..............   4.94       7/15/2002      100,000
                               500,000      Household Finance Corp.+................   4.778      7/20/2001      500,059
                               400,000      Household Finance Corp.+................   4.195      8/24/2001      400,023
                               250,000      IBM Credit Corporation..................   7.00       1/28/2002      254,026
                               450,000      Morgan Stanley, Dean Witter & Co.+......   4.005      7/16/2002      450,000
                               150,000      Wal-Mart Stores, Inc.+..................   5.45       6/01/2002      151,547
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE NOTES (COST--$3,007,092)                           3,009,385
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--3.1%       500,000      Monumental Life Insurance Company+......   4.22       5/24/2002      500,000
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FUNDING AGREEMENTS (COST--$500,000)                            500,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &       $ 72,000      Fannie Mae..............................   3.90 %     7/16/2001  $    71,891
INSTRUMENTALITY
OBLIGATIONS--DISCOUNT--4.5%

                               144,000      Fannie Mae..............................   4.00       7/27/2001      143,634
                               143,000      Fannie Mae..............................   3.77       8/03/2001      142,521
                               160,000      Fannie Mae..............................   4.05       8/09/2001      159,394
                               163,000      Fannie Mae..............................   3.65       3/08/2002      158,794
                                45,000      Freddie Mac.............................   4.15       3/15/2002       43,807
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--DISCOUNT (COST--$719,884)                               720,041
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &        500,000      Fannie Mae+.............................   3.751      9/17/2001      499,919
INSTRUMENTALITY
OBLIGATIONS--
NON-DISCOUNT--19.0%

                               250,000      Fannie Mae+.............................   3.961      4/19/2002      250,000
                               500,000      Fannie Mae+.............................   3.733     12/23/2002      499,660
                                50,000      Federal Home Loan Bank..................   5.45       1/10/2003       50,406
                               150,000      Federal Home Loan Bank..................   5.385      1/30/2003      151,266
                               100,000      Freddie Mac.............................   5.81       1/09/2003      100,908
                               100,000      Freddie Mac.............................   5.65       1/10/2003      100,983
                               100,000      Freddie Mac.............................   4.75       3/15/2003      100,342
                               100,000      Freddie Mac.............................   5.00       4/30/2003      100,193
                               500,000      Student Loan Marketing Association+.....   3.971      8/23/2001      499,973
                               200,000      Student Loan Marketing Association+.....   3.921      3/18/2002      199,932
                               200,000      Student Loan Marketing Association+.....   3.951      4/25/2002      199,938
                               300,000      Student Loan Marketing Association+.....   3.931     12/06/2002      299,916
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--NON-DISCOUNT (COST--$3,049,878)                       3,053,436
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS
                                            (COST--$15,939,618)--99.2%..............                          15,954,198
                                            OTHER ASSETS LESS LIABILITIES--0.8%.....                             132,589
                                                                                                             -----------
                                            NET ASSETS--100.0%......................                         $16,086,787
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2001.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$15,939,618*).......              $15,954,198
Cash........................................................                      395
Receivables:
  Interest..................................................  $119,490
  Capital shares sold.......................................    25,919        145,409
                                                              --------
Prepaid expenses and other assets...........................                   29,490
                                                                          -----------
Total assets................................................               16,129,492
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     6,278
  Capital shares redeemed...................................     3,333          9,611
                                                              --------
Accrued expenses and other liabilities......................                   33,094
                                                                          -----------
Total liabilities...........................................                   42,705
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $16,086,787
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 500,000,000
  shares authorized+........................................              $ 1,607,221
Paid-in capital in excess of par............................               14,464,986
Unrealized appreciation on investments--net.................                   14,580
                                                                          -----------
NET ASSETS..................................................              $16,086,787
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $16,086,787 and 16,072,207
  shares outstanding........................................              $      1.00
                                                                          ===========
-------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. At June 30, 2001, net unrealized appreciation for Federal income tax purposes amounted to $14,580, of which $15,864 related to appreciated securities and $1,284 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $467,840
---------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $42,309
Professional fees...........................................    7,378
Custodian fees..............................................    5,299
Printing and shareholder reports............................    5,187
Accounting services.........................................    3,740
Transfer agent fees.........................................    2,881
Pricing services............................................      641
Directors' fees and expenses................................      425
Other.......................................................      680
                                                              -------
Total expenses..............................................               68,540
                                                                         --------
Investment income--net......................................              399,300
                                                                         --------
---------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                1,597
Change in unrealized appreciation on investments--net.......               12,907
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $413,804
                                                                         ========
---------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001            2000
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   399,300     $  1,136,901
Realized gain (loss) on investments--net....................          1,597             (157)
Change in unrealized appreciation/depreciation on
  investments--net..........................................         12,907           16,740
                                                                -----------     ------------
Net increase in net assets resulting from operations........        413,804        1,153,484
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (399,300)      (1,136,744)
Realized gain on investments--net:
  Class A...................................................         (1,597)              --
                                                                -----------     ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (400,897)      (1,136,744)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      1,869,485        8,115,046
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............        401,002        1,136,659
                                                                -----------     ------------
                                                                  2,270,487        9,251,705
Cost of shares redeemed.....................................     (4,018,469)     (12,379,431)
                                                                -----------     ------------
Net decrease in net assets derived from capital share
  transactions..............................................     (1,747,982)      (3,127,726)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (1,735,075)      (3,110,986)
Beginning of period.........................................     17,821,862       20,932,848
                                                                -----------     ------------
End of period...............................................    $16,086,787     $ 17,821,862
                                                                ===========     ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED    -------------------------------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.       FOR THE SIX
                                                             MONTHS ENDED       FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,     ----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001        2000       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $  1.00      $  1.00    $  1.00    $  1.00    $  1.00
                                                               -------      -------    -------    -------    -------
Investment income--net.....................................      .0233        .0574      .0464      .0496      .0506
Realized and unrealized gain (loss) on investments--net....      .0009        .0008     (.0006)     .0003      .0001
                                                               -------      -------    -------    -------    -------
Total from investment operations...........................      .0242        .0582      .0458      .0499      .0507
                                                               -------      -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net...................................     (.0233)      (.0574)    (.0464)    (.0496)    (.0506)
  Realized gain on investments--net........................     (.0001)          --     (.0001)    (.0003)    (.0001)
                                                               -------      -------    -------    -------    -------
Total dividends and distributions..........................     (.0234)      (.0574)    (.0465)    (.0499)    (.0507)
                                                               -------      -------    -------    -------    -------
Net asset value, end of period.............................    $  1.00      $  1.00    $  1.00    $  1.00    $  1.00
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................      5.08%*       5.86%      4.76%      5.10%      5.19%
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................       .81%*        .68%       .65%       .68%       .62%
                                                               =======      =======    =======    =======    =======
Investment income and realized gain on investments--net....      4.74%*       5.73%      4.66%      4.96%      5.06%
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................    $16,087      $17,822    $20,933    $21,338    $21,102
                                                               =======      =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------

*Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $500 million; .425% of average daily net assets in excess of $500 million but not exceeding $750 million; .375% of average daily

--------------------------------------------------------------------------------

net assets in excess of $750 million but not exceeding $1 billion; .350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion;
 .325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; .300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and .275% of average daily net assets in excess of $2.5 billion.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $702 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2001, Small Cap Value Focus Fund significantly outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A and Class B Shares were +22.09% and +22.00%, respectively, compared to a total return of +6.85% for the Russell 2000 Index.

  Equity markets and small cap stocks continued to search for a bottom in the first half of 2001. Aggressive easing by Federal Reserve Board policymakers combined with resilient consumer purchasing trends led to a second quarter rebound in the overall stock market. However, visibility for an improvement in corporate earnings is still not apparent. Despite the deterioration in the economy in the six months ended June 30, 2001, small cap stocks were the best-performing segment of the market, extending the cycle that began in March 1999. Small cap value stocks performed better than small cap growth stocks in the first quarter 2001 and for the period ended June 30, 2001, though small cap growth stocks rebounded strongly beginning in early April 2001 and outperformed small cap value stocks in the second quarter.

  Eight of 11 Russell 2000 economic sectors posted positive returns in the first half of 2001, with consumer and financial services stocks providing the best performance. Energy and technology stocks within the Russell 2000 Index suffered double-digit negative returns and utility stocks were down slightly. Sector weightings had a neutral impact on the Fund's performance. As has been typical in previous periods, the Fund's performance in excess of the Russell 2000 Index was generated from specific stock selection, as individual stock holdings sharply outperformed their respective sectors in the benchmark index. Performance of the Fund's technology holdings was notable with the stocks held by the Fund up 43% as compared to an 11% decline in the Russell 2000 Index technology sector.

  Individual stocks that benefited the Fund's investment results the most included two software companies and one equipment leasing company. The stock price of Network Associates, Inc., a leading network security software provider, almost tripled as the company's recovery from miscues under the prior management gained momentum under a new senior management team. Structural Dynamics Research Corporation, a mechanical design software developer, saw their stock price climb sharply on the announcement of an agreement for the company to be acquired by Electronic Data Systems Corp. The stock price of United Rentals, Inc., the leading US equipment rental company, rose steadily as it became apparent that the economic slowdown was not having a significant adverse impact on the company's business. Fund performance in the period ended June 30, 2001 was hindered by weakness in two holdings, FileNET Corporation and HA-LO Industries, Inc. FileNET Corporation, a provider of enterprise software solutions, suffered a decline in its stock price because of negative economic conditions and lowered earnings expectations. HA-LO Industries, Inc., a brand marketing and promotional products distribution company, saw its stock price decline as a result of problems stemming from the acquisition of an Internet-related business in the prior year. FileNET's problems are viewed as temporary and the company is strongly capitalized. HA-LO's position is more precarious, as the company must sell several divisions to raise capital to re-pay lenders and restructure its promotional products marketing business. We have retained our position in HA-LO and added to the position in FileNET.

  The investment philosophy of the Fund is to invest in the stocks of small companies that are currently out of favor with investors because of a temporary interruption in an above-average long-term growth trend. This approach has the Fund currently overweighted in technology stocks, as it has been at several times in the past, most notably in early 1999. Positive performance in the Fund's technology holdings has benefited Fund shareholders significantly in the past, including the six months ended June 30, 2001. Consumer discretionary and materials and processing stocks are also overweighted in the Fund, while financial services, utility, producer durables and health care stocks are significantly underweighted compared to the Russell 2000 Index.

IN CONCLUSION

  Despite the mixed overall market performance during the first half of 2001, the Fund achieved strong positive returns. The Fund's excellent performance over the past three years continues to validate the Fund's strategy of searching for value in out-of-favor small cap stocks with a

--------------------------------------------------------------------------------

bottom-up, research-intensive investment process.

  We thank you for your continued investment in Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Daniel V. Szemis
Daniel V. Szemis
Senior Vice President and Co-Portfolio Manager

/s/ R. Elise Baum
R. Elise Baum
Senior Vice President and Co-Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   +26.13%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                  +15.01
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                                                   +15.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                   +25.95%
--------------------------------------------------------------------------------
Inception (10/23/97) through 6/30/01                                      +12.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                    AS OF JUNE 30, 2001                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +22.09%        +26.13%
-----------------------------------------------------------------------------------------
Class B Shares                                                   +22.00         +25.95
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
SECTOR*                              HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION             277,100      CNF Transportation Inc. ..................    $  7,828,075       1.0%
                                   69,200      +EGL, Inc. ...............................       1,207,540       0.2
                                   20,400      +Global Power Equipment Group Inc. .......         597,720       0.1
                                  427,000      +Keystone Automotive Industries, Inc. ....       4,697,000       0.6
                                  765,000      +Miller Industries, Inc. .................         719,100       0.1
                                   47,800      UTI Worldwide, Inc. ......................         758,108       0.1
                                                                                             ------------     -----
                                                                                               15,807,543       2.1
----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY          1,207,700      +APAC Customer Services Inc. .............       3,840,486       0.5
                                  317,700      Ambassadors International, Inc. ..........       7,351,578       1.0
                                  315,300      +Boron, LePore & Associates, Inc. ........       4,344,834       0.6
                                   97,600      +CDW Computer Centers, Inc. ..............       3,879,600       0.5
                                   35,500      +Charlotte Russe Holding Inc. ............         929,745       0.1
                                  173,000      +Coldwater Creek Inc. ....................       4,325,000       0.6
                                  425,900      Dover Downs Entertainment, Inc. ..........       6,558,860       0.9
                                  162,500      +Furniture Brands International, Inc. ....       4,550,000       0.6
                                  165,100      G & K Services, Inc. (Class A)............       4,441,190       0.6
                                1,502,450      +HA-LO Industries, Inc. ..................         450,735       0.1
                                   50,000      Harte-Hanks, Inc. ........................       1,238,000       0.2
                                   79,300      +HeadHunter.NET, Inc. ....................         364,780       0.0
                                  116,700      +Heidrick & Struggles International,
                                                 Inc. ...................................       2,372,511       0.3
                                  109,300      +HotJobs.com, Ltd. .......................       1,194,649       0.2
                                  272,400      +Insight Enterprises, Inc. ...............       6,673,800       0.9
                                  245,900      +Jack in the Box Inc. ....................       6,417,990       0.8
                                  115,700      +Korn/Ferry International.................       1,793,350       0.2
                                   99,100      +MAXIMUS, Inc. ...........................       3,972,919       0.5
                                  465,600      +MSC Industrial Direct Co., Inc. (Class
                                                 A)......................................       8,101,440       1.1
                                  550,300      +The Men's Warehouse, Inc. ...............      15,188,280       2.0
                                  703,200      +Metromedia International Group, Inc. ....       2,313,528       0.3
                                  265,300      +Michael's Stores.........................      10,147,725       1.3
                                   63,300      +Mohawk Industries, Inc. .................       2,228,160       0.3
                                  251,800      +On Assignment, Inc. .....................       4,522,328       0.6
                                  380,100      +Outback Steakhouse, Inc. ................      10,946,880       1.4
                                  287,700      +Panera Bread Company (Class A)...........       8,970,486       1.2
                                  730,000      +Paxson Communications Corporation........       9,855,000       1.3
                                   98,800      Pier 1 Imports, Inc. .....................       1,136,200       0.2
                                  238,800      +QRS Corporation..........................       3,773,040       0.5
                                  560,700      +SITEL Corporation........................         897,120       0.1
                                  163,000      +Sinclair Broadcast Group, Inc. (Class
                                                 A)......................................       1,670,750       0.2
                                  648,400      +Tech Data Corporation....................      21,630,624       2.9
                                  189,600      +WMS Industries Inc. .....................       6,099,432       0.8
                                                                                             ------------     -----
                                                                                              172,181,020      22.8
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES                  111,900      Dean Foods Company........................       4,498,380       0.6
                                   80,300      +Suiza Foods Corporation..................       4,263,930       0.5
                                                                                             ------------     -----
                                                                                                8,762,310       1.1
----------------------------------------------------------------------------------------------------------------------
ENERGY                             46,000      +Evergreen Resources, Inc. ...............       1,748,000       0.2
                                   93,000      +Louis Dreyfus Natural Gas Corp. .........       3,241,050       0.4
                                   64,100      +Nuevo Energy Company.....................       1,044,830       0.1
                                   50,000      +Plains Resources Inc. ...................       1,200,000       0.2
                                  163,300      +Rowan Companies, Inc. ...................       3,608,930       0.5
                                   78,507      +Stone Energy Corporation.................       3,477,860       0.5
                                  146,500      +Tom Brown, Inc. .........................       3,369,500       0.4
                                                                                             ------------     -----
                                                                                               17,690,170       2.3
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 29,000      American National Insurance Company.......       2,168,040       0.3
                                  389,400      Banknorth Group, Inc. ....................       8,819,910       1.2
                                  196,200      Brandywine Reality Trust..................       4,404,690       0.6
                                  105,800      Camden Property Trust.....................       3,882,860       0.5
                                  360,600      Capitol Federal Financial.................       6,970,398       0.9
                                  412,242      Charter One Financial, Inc. ..............      13,150,520       1.7
                                  153,240      Global Payments Inc. .....................       4,612,524       0.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
SECTOR*                              HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                263,500      +Knight Trading Group, Inc. ..............    $  2,808,910       0.4%
  (CONCLUDED)
                                  723,600      +La Quinta Properties, Inc. ..............       3,748,248       0.5
                                  193,400      National Data Corporation.................       6,266,160       0.8
                                  149,100      PXRE Group Limited........................       2,907,450       0.4
                                  145,700      +The Profit Recovery Group International,
                                                 Inc. ...................................       1,660,980       0.2
                                  152,400      Scottish Annuity & Life Holdings, Ltd. ...       2,590,800       0.3
                                  482,900      +United Rentals, Inc. ....................      12,531,255       1.7
                                   19,100      +Willis Group Holdings Limited............         339,025       0.1
                                                                                             ------------     -----
                                                                                               76,861,770      10.2
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE                       139,200      +Caremark Rx, Inc. .......................       2,289,840       0.3
                                  105,800      +Closure Medical Corporation..............       2,429,168       0.3
                                  276,000      +Covance Inc. ............................       6,251,400       0.8
                                  111,400      +Diversa Corporation......................       2,137,766       0.3
                                  361,200      +INAMED Corporation.......................       9,120,300       1.2
                                  147,000      +Isis Pharmaceuticals, Inc. ..............       1,821,330       0.2
                                  181,400      +Maxygen Inc. ............................       3,490,136       0.5
                                  248,100      Mentor Corporation........................       6,797,940       0.9
                                  106,400      +Nabi.....................................         806,512       0.1
                                  484,200      +Novoste Corporation......................      12,153,420       1.6
                                  537,200      +Orthodontic Centers of America, Inc. ....      16,325,508       2.2
                                   70,900      Owens & Minor, Inc. ......................       1,347,100       0.2
                                   13,200      +Unilab Corporation.......................         332,640       0.1
                                  122,000      +Vical Incorporated.......................       1,665,300       0.2
                                   34,330      +WebMD Corporation........................         238,594       0.0
                                                                                             ------------     -----
                                                                                               67,206,954       8.9
----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING            220,400      A.M. Castle & Company.....................       2,970,992       0.4
                                   80,700      AK Steel Holding Corporation..............       1,011,978       0.1
                                  298,000      Boise Cascade Corporation.................      10,480,660       1.4
                                  388,400      Corn Products International, Inc. ........      12,428,800       1.7
                                  236,500      Gibraltar Steel Corporation...............       4,635,400       0.6
                                  393,200      Intermet Corporation......................       2,221,580       0.3
                                  209,700      Kaydon Corp. .............................       5,378,805       0.7
                                  105,600      +Novamerican Steel, Inc. .................         554,400       0.1
                                  337,500      +Paxar Corporation........................       4,860,000       0.7
                                  213,200      Quanex Corporation........................       5,521,880       0.7
                                  224,100      Rock-Tenn Company (Class A)...............       2,745,225       0.4
                                  848,576      Ryerson Tull, Inc. .......................      11,447,290       1.5
                                  336,300      +Shiloh Industries, Inc. .................       1,664,685       0.2
                                  654,700      +Unifi, Inc. .............................       5,564,950       0.7
                                1,184,300      Watsco, Inc.++............................      16,698,630       2.2
                                  371,700      +Wolverine Tube, Inc. ....................       6,159,069       0.8
                                                                                             ------------     -----
                                                                                               94,344,344      12.5
----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                      52,300      +General Maritime Corporation.............         763,580       0.1
                                  125,600      +Mercer International, Inc. ..............         864,128       0.1
                                                                                             ------------     -----
                                                                                                1,627,708       0.2
----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES                 447,098      +ANTEC Corporation........................       5,155,040       0.7
                                  307,150      Applied Industrial Technologies, Inc. ....       5,820,492       0.8
                                   80,120      +BNS Co. (Class A)........................         504,756       0.1
                                    2,900      +Cognex Corporation.......................          98,165       0.0
                                  501,600      +Com21, Inc. .............................         752,400       0.1
                                   51,600      +DONCASTERS PLC (ADR)**...................       1,415,904       0.2
                                  191,800      +Micros Systems, Inc. ....................       3,260,600       0.4
                                  191,700      Reliance Steel & Aluminum Co. ............       4,840,425       0.6
                                  123,400      +Triumph Group, Inc. .....................       6,046,600       0.8
                                                                                             ------------     -----
                                                                                               27,894,382       3.7
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                          4,600      +AXT, Inc. ...............................         121,256       0.0
                                  172,300      +Actel Corp. .............................       4,238,580       0.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
SECTOR*                              HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONCLUDED)            349,200      +Advanced Fibre Communications, Inc. .....    $  7,078,284       0.9%
                                  224,600      +American Management Systems,
                                                 Incorporated............................       5,278,100       0.7
                                  411,800      +Anixter International Inc. ..............      12,642,260       1.7
                                1,232,500      +Aspect Communications Corporation........       8,319,375       1.1
                                   37,000      +Brooktrout Inc. .........................         286,750       0.0
                                   68,200      +Clare, Inc. .............................         153,450       0.0
                                  413,300      +Clarus Corporation.......................       2,504,598       0.3
                                  175,800      +Cognos, Inc. ............................       2,833,896       0.4
                                  185,000      +Computer Network Technology Corporation..       1,683,500       0.2
                                  499,500      +Compuware Corporation....................       6,823,170       0.9
                                  140,100      +ESCO Technologies Inc. ..................       4,224,015       0.6
                                  505,500      +EXE Technologies, Inc. ..................       2,962,230       0.4
                                  204,000      +Electronics for Imaging, Inc. ...........       6,018,000       0.8
                                1,073,500      +Entrust Technologies Inc. ...............       7,611,115       1.0
                                   13,400      +Excel Technology, Inc. ..................         290,512       0.0
                                  543,700      +FileNET Corporation......................       8,046,760       1.1
                                  793,700      +Harmonic Inc. ...........................       7,460,780       1.0
                                  145,500      +II-VI Incorporated.......................       2,546,250       0.3
                                  277,744      +InterVoice-Brite, Inc. ..................       3,055,184       0.4
                                  357,600      +JDA Software Group, Inc. ................       5,936,160       0.8
                                1,499,300      +Maxtor Corporation.......................       7,871,325       1.0
                                  579,800      +NetManage, Inc. .........................         475,436       0.1
                                  935,000      +Network Associates, Inc. ................      11,407,000       1.5
                                  553,600      +Nu Horizons Electronics Corp. ...........       5,209,376       0.7
                                  321,200      +Progress Software Corporation............       5,203,440       0.7
                                   29,900      +Proxim, Inc. ............................         421,590       0.1
                                  938,100      +Sensormatic Electronics Corporation......      15,947,700       2.1
                                  468,751      +Structural Dynamics Research
                                                 Corporation.............................      11,484,399       1.5
                                  147,800      +Sybase, Inc. ............................       2,431,310       0.3
                                  732,600      +Sykes Enterprises, Incorporated..........       7,362,630       1.0
                                  365,000      +Transaction Systems Architects, Inc.
                                                 (Class A)...............................       4,602,650       0.6
                                  669,500      +Vignette Corporation.....................       5,951,855       0.8
                                   88,000      +Zebra Technologies Corporation (Class
                                                 A)......................................       4,322,560       0.6
                                                                                             ------------     -----
                                                                                              182,805,496      24.2
----------------------------------------------------------------------------------------------------------------------
UTILITIES                         463,200      +Boston Communications Group, Inc. .......       6,568,176       0.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$594,783,083)       671,749,873      88.9
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $12,000,000      FCE Bank PLC, 3.77% due 7/24/2001.........      11,968,583       1.6
                               15,000,000      Gannett Company, 3.95% due 7/05/2001......      14,990,125       2.0
                               34,229,000      General Motors Acceptance Corp., 4.13% due
                                                 7/02/2001...............................      34,217,220       4.5
                                                                                             ------------     -----
                                                                                               61,175,928       8.1
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
                                   AMOUNT                SHORT-TERM SECURITIES                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          $25,000,000      Federal Home Loan Mortgage Corporation,
OBLIGATIONS***                                   3.74% due 7/17/2001.....................    $ 24,953,250       3.3%
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$86,129,178)                             86,129,178      11.4
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$680,912,261)....     757,879,051     100.3
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....      (2,511,606)     (0.3)
                                                                                             ------------     -----
                                               NET ASSETS................................    $755,367,445     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** American Depositary Receipts (ADR).

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

++ Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                  NET SHARE        NET        DIVIDEND
INDUSTRY                                              AFFILIATE                   ACTIVITY        COST         INCOME
----------------------------------------------------------------------------------------------------------------------
Materials & Processing                               Watsco, Inc.                    --                 --    $59,215
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$680,912,261).......                $757,879,051
Cash........................................................                         344
Receivables:
  Securities sold...........................................  $ 7,461,945
  Capital shares sold.......................................    1,102,724
  Dividends.................................................      191,852      8,756,521
                                                              -----------
Prepaid expenses and other assets...........................                      31,435
                                                                            ------------
Total assets................................................                 766,667,351
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   10,826,242
  Investment adviser........................................      422,708
  Capital shares redeemed...................................       40,523
  Distributor...............................................        2,173     11,291,646
                                                              -----------
Accrued expenses and other liabilities......................                       8,260
                                                                            ------------
Total liabilities...........................................                  11,299,906
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $755,367,445
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                $  2,994,319
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                      78,647
Paid-in capital in excess of par............................                 657,348,962
Undistributed investment income--net........................                   1,699,837
Undistributed realized capital gains on investments--net....                  16,278,890
Unrealized appreciation on investments--net.................                  76,966,790
                                                                            ------------
NET ASSETS..................................................                $755,367,445
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $736,061,119 and 29,943,187
  shares outstanding........................................                $      24.58
                                                                            ============
Class B--Based on net assets of $19,306,326 and 786,473
  shares outstanding........................................                $      24.55
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................               $  2,997,301
Interest and discount earned................................                  1,387,395
Other income................................................                     16,017
                                                                           ------------
Total income................................................                  4,400,713
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,461,384
Accounting services.........................................     103,742
Custodian fees..............................................      36,307
Printing and shareholder reports............................      31,030
Professional fees...........................................      25,470
Registration fees...........................................      12,083
Directors' fees and expenses................................      11,070
Distribution fees--Class B..................................      10,207
Transfer agent fees.........................................       2,211
Pricing services............................................         474
Other.......................................................       6,898
                                                              ----------
Total expenses..............................................                  2,700,876
                                                                           ------------
Investment income--net......................................                  1,699,837
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                 19,534,425
Change in unrealized appreciation/depreciation on
  investments--net..........................................                113,158,755
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $134,393,017
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE              FOR THE
                                                                SIX MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                               JUNE 30, 2001      DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net....................................      $  1,699,837        $   1,659,151
Realized gain on investments--net...........................        19,534,425          127,044,633
Change in unrealized appreciation/depreciation on
  investments--net..........................................       113,158,755          (50,716,445)
                                                                  ------------        -------------
Net increase in net assets resulting from operations........       134,393,017           77,987,339
                                                                  ------------        -------------
-----------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................                --           (1,541,697)
  Class B...................................................                --              (14,977)
In excess of investment income--net:
  Class A...................................................                --             (116,347)
  Class B...................................................                --               (1,130)
Realized gain on investments--net:
  Class A...................................................       (19,763,870)        (135,466,684)
  Class B...................................................          (363,033)          (2,043,417)
                                                                  ------------        -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (20,126,903)        (139,184,252)
                                                                  ------------        -------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................        39,867,365          129,242,044
                                                                  ------------        -------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       154,133,479           68,045,131
Beginning of period.........................................       601,233,966          533,188,835
                                                                  ------------        -------------
End of period*..............................................      $755,367,445        $ 601,233,966
                                                                  ============        =============
-----------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................      $  1,699,837        $          --
                                                                  ============        =============
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE
FINANCIAL STATEMENTS.                                         SIX MONTHS
                                                                ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2001         2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................     $  20.78     $  23.35    $  19.95    $  27.75    $  26.22
                                                               --------     --------    --------    --------    --------
Investment income--net+...................................          .06          .07         .06         .03         .09
Realized and unrealized gain (loss) on investments--net...         4.42         3.30        6.03       (1.41)       2.80
                                                               --------     --------    --------    --------    --------
Total from investment operations..........................         4.48         3.37        6.09       (1.38)       2.89
                                                               --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................           --         (.07)       (.09)       (.09)       (.08)
  In excess of investment income--net.....................           --           --++      (.01)         --          --
  Realized gain on investments--net.......................         (.68)       (5.87)      (2.59)      (6.33)      (1.28)
                                                               --------     --------    --------    --------    --------
Total dividends and distributions.........................         (.68)       (5.94)      (2.69)      (6.42)      (1.36)
                                                               --------     --------    --------    --------    --------
Net asset value, end of period............................     $  24.58     $  20.78    $  23.35    $  19.95    $  27.75
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................       22.09%+++    14.75%      34.15%      (6.50%)     11.72%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................         .82%*        .81%        .81%        .81%        .80%
                                                               ========     ========    ========    ========    ========
Investment income--net....................................         .52%*        .28%        .32%        .13%        .32%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................     $736,061     $591,631    $528,571    $446,510    $481,614
                                                               ========     ========    ========    ========    ========
Portfolio turnover........................................       32.00%       83.78%      89.90%      56.29%     147.06%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Based on average shares outstanding.
 ++ Amount is less than $.01 per share.
+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                   CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE       ------------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.                            FOR THE SIX             FOR THE YEAR ENDED
                                                     MONTHS ENDED               DECEMBER 31,               FOR THE PERIOD
                                                       JUNE 30,       ---------------------------------   OCT. 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                  2001          2000         1999         1998       DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........        $ 20.77        $ 23.35      $ 19.94      $ 27.74       $  31.23
                                                       -------        -------      -------      -------       --------
Investment income (loss)--net++................            .05            .04          .03           --+++         (.01)
Realized and unrealized gain (loss) on
  investments--net.............................           4.41           3.29         6.03        (1.39)         (3.48)
                                                       -------        -------      -------      -------       --------
Total from investment operations...............           4.46           3.33         6.06        (1.39)         (3.49)
                                                       -------        -------      -------      -------       --------
Less dividends and distributions:
  Investment income--net.......................             --           (.04)        (.06)        (.08)            --
  In excess of investment income--net..........             --             --+++        --+++        --             --
  Realized gain on investments--net............           (.68)         (5.87)       (2.59)       (6.33)            --
                                                       -------        -------      -------      -------       --------
Total dividends and distributions..............           (.68)         (5.91)       (2.65)       (6.41)            --
                                                       -------        -------      -------      -------       --------
Net asset value, end of period.................        $ 24.55        $ 20.77      $ 23.35      $ 19.94       $  27.74
                                                       =======        =======      =======      =======       ========
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............         22.00%++++     14.57%       33.99%       (6.52%)       (11.18%)++++
                                                       =======        =======      =======      =======       ========
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................           .97%*          .96%         .96%         .97%           .96%*
                                                       =======        =======      =======      =======       ========
Investment income (loss)--net..................           .42%*          .15%         .17%         .02%          (.24%)*
                                                       =======        =======      =======      =======       ========
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......        $19,306        $ 9,603      $ 4,618      $ 1,275       $    248
                                                       =======        =======      =======      =======       ========
Portfolio turnover.............................         32.00%         83.78%       89.90%       56.29%        147.06%
                                                       =======        =======      =======      =======       ========
---------------------------------------------------------------------------------------------------------------------------

   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of operations.
  ++ Based on average shares outstanding.
 +++ Amount is less than $.01 per share.
++++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Small Cap Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(f) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the

--------------------------------------------------------------------------------

securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $39,252 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $15,161 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $196,993,386 and $203,040,198, respectively.

  Net realized gains for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

-----------------------------------------------------------------
                                        Realized      Unrealized
                                          Gains          Gains
-----------------------------------------------------------------
Long-term investments................  $19,534,425    $76,966,790
                                       -----------    -----------
Total................................  $19,534,425    $76,966,790
                                       ===========    ===========
-----------------------------------------------------------------

  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $76,966,790, of which $150,620,773 related to appreciated securities and $73,653,983 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $680,912,261.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $39,867,365 and $129,242,044 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months                       Dollar
Ended June 30, 2001                      Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,724,900    $ 38,566,298
Shares issued to shareholders in
 reinvestment of distributions.......     927,879      19,763,830
                                       ----------    ------------
Total issued.........................   2,652,779      58,330,129
Shares redeemed......................  (1,179,102)    (25,313,012)
                                       ----------    ------------
Net increase.........................   1,473,677    $ 33,017,116
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,021,205    $ 50,212,338
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   6,410,268     137,124,728
                                       ----------    ------------
Total issued.........................   8,431,473     187,337,066
Shares redeemed......................  (2,597,263)    (64,322,021)
                                       ----------    ------------
Net increase.........................   5,834,210    $123,015,045
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Six Months                        Dollar
Ended June 30, 2001                         Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  350,340    $7,475,945
Shares issued to shareholders in
 reinvestment of distributions............   17,060       363,033
                                            -------    ----------
Total issued..............................  367,400     7,838,979
Shares redeemed...........................  (43,306)     (988,729)
                                            -------    ----------
Net increase..............................  324,094    $6,850,249
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2000                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  196,600    $4,870,695
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   97,012     2,059,524
                                            -------    ----------
Total issued..............................  293,612     6,930,219
Shares redeemed...........................  (28,997)     (703,220)
                                            -------    ----------
Net increase..............................  264,615    $6,226,999
                                            =======    ==========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. SECURITY LOANS:

At June 30, 2001, the Fund held collateral having an aggregate value of approximately $4,687,000 as collateral for portfolio securities loaned having a market value of approximately $4,248,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
JUNE 30, 2001--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

PERFORMANCE REVIEW

  For the six months ended June 30, 2001, the Fund had a total return of -5.84%. This compared favorably to the Lipper Variable Series average of 22 funds, which had a total return of -9.67%. The Fund's total return also exceeded that of the broader Lipper Utility Fund average that tracks the performance of 100 funds, which was -9.73%.

  The primary contributor to the Fund's relative outperformance was an overweighted stance to the domestic electric sector and an underweighted position in the telecommunications sector. The performance of the telecommunications sector was influenced by several different factors. The smaller and more emerging telecommunications securities continued to be negatively impacted by tight capital markets and concern over the viability of business plans. The telecommunications equipment sector experienced a significant slowing in demand for products as many of the larger telecommunications companies have reduced spending plans and as bankruptcies have shut down some of the smaller carriers. The long-distance telecommunications sector has begun the restructuring process of breaking apart their various operations. Within this sector, the large local telephone companies have been the better performers, given their large incumbent customer bases and more defensive position. The domestic electric stocks have benefited from their defensive characteristics. In addition, there have been some new security listings as some companies have separated electric generating assets from the transmission and distribution operations. Lastly, the earnings news has been fairly positive for the domestic electric sector. Relative valuation levels do not appear to be expensive on an historical price-to-earnings basis.

  For the six months ended June 30, 2001, the Fund's total return was enhanced because approximately 20% of net assets were invested in utility bonds. This allowed for greater diversification across the utility sector since yields were much higher than those in utility stocks.

  The Fund's stance favors the domestic utility market. Valuation levels and fundamental prospects have appeared to be more favorable in the United States than abroad. This has been particularly true in the telecommunications sector.

CONCLUSION

  We continue to closely monitor the electric, telecommunications, natural gas and water sectors for attractively valued investments that offer opportunities to enhance shareholder return. Furthermore, we appreciate your investment in Utilities and Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to updating you on the Fund's performance in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/01                                                    -3.83%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                  +11.35
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/01                                       +10.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF JUNE 30, 2001                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -5.84%         -3.83%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                                  SHARES                                                         PERCENT OF
COUNTRY             INDUSTRY                        HELD                   STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CANADA              TELECOMMUNICATIONS             5,000   +Nortel Networks Corporation..........  $    45,450        0.0%
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN CANADA                       45,450        0.0
----------------------------------------------------------------------------------------------------------------------------
CHINA               TELECOMMUNICATIONS               200   +China Mobile (Hong Kong) Limited
                                                             (ADR)*..............................        5,358        0.0
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN CHINA                         5,358        0.0
----------------------------------------------------------------------------------------------------------------------------
MEXICO              TELECOMMUNICATIONS            12,000   America Movil, SA de CV 'L' (ADR)*....      250,320        0.3
                                                  12,000   Telefonos de Mexico SA (ADR)*.........      421,080        0.5
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN MEXICO                      671,400        0.8
----------------------------------------------------------------------------------------------------------------------------
SPAIN               UTILITIES--ELECTRIC          131,000   Iberdrola SA..........................    1,680,205        1.9
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN SPAIN                     1,680,205        1.9
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      TELECOMMUNICATIONS            27,000   Vodafone Group PLC (ADR)*.............      603,450        0.7
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN THE UNITED KINGDOM          603,450        0.7
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       TELECOMMUNICATIONS            18,000   ALLTEL Corporation....................    1,102,680        1.2
                                                  20,000   AT&T Corp. ...........................      440,000        0.5
                                                  58,000   BellSouth Corporation.................    2,335,660        2.6
                                                  21,000   Qwest Communications International
                                                             Inc. ...............................      669,270        0.8
                                                  46,000   SBC Communications Inc. ..............    1,842,760        2.1
                                                  21,000   +Sprint Corp. (PCS Group).............      507,150        0.6
                                                  18,500   Verizon Communications................      989,750        1.1
                                                  60,000   +WorldCom, Inc. ......................      896,400        1.0
                                                                                                   -----------      -----
                                                                                                     8,783,670        9.9
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--ELECTRIC           33,000   +The AES Corporation..................    1,420,650        1.6
                                                  65,600   Allegheny Energy, Inc. ...............    3,165,200        3.6
                                                  12,000   Ameren Corporation....................      512,400        0.6
                                                  33,000   American Electric Power Company,
                                                             Inc. ...............................    1,523,610        1.7
                                                  34,600   +Aquila, Inc. ........................      852,890        1.0
                                                  41,000   +Calpine Corporation..................    1,549,800        1.7
                                                   2,300   +Capstone Turbine Corporation.........       52,181        0.0
                                                  38,192   Cinergy Corp. ........................    1,334,810        1.5
                                                  34,000   Cleco Corporation.....................      773,500        0.9
                                                  37,000   Constellation Energy Group............    1,576,200        1.8
                                                  54,000   DPL Inc. .............................    1,563,840        1.8
                                                  31,500   DTE Energy Company....................    1,462,860        1.6
                                                  34,000   Dominion Resources, Inc. .............    2,044,420        2.3
                                                  87,500   Duke Energy Corporation...............    3,413,375        3.8
                                                  67,600   Energy East Corporation...............    1,413,516        1.6
                                                  14,500   Exelon Corporation....................      929,740        1.0
                                                  45,000   FPL Group, Inc. ......................    2,709,450        3.0
                                                  51,000   +Mirant Corporation...................    1,754,400        2.0
                                                  55,000   The Montana Power Company.............      638,000        0.7
                                                  64,000   +NRG Energy, Inc. ....................    1,413,120        1.6
                                                  55,500   NSTAR.................................    2,362,080        2.7
                                                  39,000   PPL Corporation.......................    2,145,000        2.4
                                                  35,500   Pinnacle West Capital Corporation.....    1,682,700        1.9
                                                  45,000   Public Service Enterprise Group
                                                             Incorporated........................    2,200,500        2.5
                                                 104,500   +Reliant Resources, Inc. .............    2,581,150        2.9
                                                  49,000   SCANA Corporation.....................    1,391,600        1.6
                                                  33,000   TXU Corp. ............................    1,590,270        1.8
                                                  58,000   Xcel Energy, Inc. ....................    1,650,100        1.9
                                                                                                   -----------      -----
                                                                                                    45,707,362       51.5
                    ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                                  SHARES                                                         PERCENT OF
COUNTRY             INDUSTRY                        HELD                   STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       UTILITIES--GAS                74,824   El Paso Corporation...................  $ 3,931,253        4.4%
(CONCLUDED)                                       33,000
                                                           KeySpan Corporation...................    1,203,840        1.3
                                                  37,100   National Fuel Gas Company.............    1,928,829        2.2
                                                  25,000   New Jersey Resources Corporation......    1,130,000        1.3
                                                  24,000   Vectren Corporation...................      496,800        0.6
                                                                                                   -----------      -----
                                                                                                     8,690,722        9.8
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--WATER              41,625   Philadelphia Suburban Corporation.....    1,061,438        1.2
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN THE UNITED STATES        64,243,192       72.4
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN STOCKS
                                                           (COST--$57,680,981)                      67,249,055       75.8
----------------------------------------------------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT          FIXED-INCOME SECURITIES
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      UTILITIES--ELECTRIC     US$1,000,000   TXU Eastern Funding Company, 6.45% due
                                                             5/15/2005...........................      988,350        1.1
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED KINGDOM                              988,350        1.1
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       UTILITIES--ELECTRIC        2,000,000   Consolidated Edison, Inc., 7.50% due
                                                             9/01/2010...........................    2,022,380        2.3
                                               2,000,000   Niagra Mohawk Power Corp., 7.75% due
                                                             10/01/2008..........................    2,044,060        2.3
                                               2,000,000   NiSource Finance Corporation, 7.875%
                                                             due 11/15/2010......................    2,118,918        2.4
                                               2,000,000   Public Service Electric & Gas, 6.375%
                                                             due 5/01/2008(a)....................    1,931,860        2.2
                                               2,000,000   Texas Utilities, 6.375% due
                                                             1/01/2008...........................    1,929,020        2.1
                                               3,000,000   Xcel Energy, Inc., 7% due
                                                             12/01/2010..........................    3,006,060        3.4
                                                                                                   -----------      -----
                                                                                                    13,052,298       14.7
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--ELECTRIC &      2,000,000   Carolina Power & Light Energy Inc.,
                    GAS                                      5.95% due 3/01/2009.................    1,865,840        2.1
                                               2,000,000   DPL Inc., 8.25% due 3/01/2007.........    2,058,640        2.3
                                               2,000,000   WPS Resources Corporation, 7% due
                                                             11/01/2009..........................    2,037,660        2.3
                                                                                                   -----------      -----
                                                                                                     5,962,140        6.7
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED STATES                            19,014,438       21.4
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN FIXED-INCOME
                                                           SECURITIES (COST--$20,080,670)           20,002,788       22.5
----------------------------------------------------------------------------------------------------------------------------
                                                                   SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                             1,124,000   General Motors Acceptance Corp., 4.13%
                                                             due 7/02/2001.......................    1,123,613        1.3
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM
                                                           SECURITIES (COST--$1,123,613)             1,123,613        1.3
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST--$78,885,264)...................   88,375,456       99.6
                                                           OTHER ASSETS LESS LIABILITIES.........      391,742        0.4
                                                                                                   -----------      -----
                                                           NET ASSETS............................  $88,767,198      100.0%
                                                                                                   ===========      =====
----------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a) Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$78,885,264)........             $88,375,456
Cash........................................................                  58,344
Receivables:
  Interest..................................................  $328,358
  Dividends.................................................   132,024
  Capital shares sold.......................................     1,159       461,541
                                                              --------
Prepaid expenses............................................                  27,171
                                                                         -----------
Total assets................................................              88,922,512
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................    83,351
  Investment adviser........................................    42,172       125,523
                                                              --------
Accrued expenses and other liabilities......................                  29,791
                                                                         -----------
Total liabilities...........................................                 155,314
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $88,767,198
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $   932,271
Paid-in capital in excess of par............................              73,207,097
Undistributed investment income--net........................                 734,924
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................               4,403,892
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               9,489,014
                                                                         -----------
NET ASSETS..................................................             $88,767,198
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $88,767,198 and 9,322,713
  shares outstanding........................................             $      9.52
                                                                         ===========
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                 $  1,016,936
Dividends (net of $4,510 foreign withholding tax)...........                      962,883
                                                                             ------------
Total income................................................                    1,979,819
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    293,577
Accounting services.........................................        18,520
Professional fees...........................................         9,855
Printing and shareholder reports............................         7,492
Custodian fees..............................................         5,788
Transfer agent fees.........................................         2,526
Directors' fees and expenses................................         2,089
Registration fees...........................................         1,834
Pricing services............................................         1,078
Other.......................................................         1,618
                                                              ------------
Total expenses..............................................                      344,377
                                                                             ------------
Investment income--net......................................                    1,635,442
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................     4,404,311
  Foreign currency transactions--net........................          (408)     4,403,903
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (11,910,664)
  Foreign currency transactions--net........................          (625)   (11,911,289)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (5,871,944)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
             INCREASE (DECREASE) IN NET ASSETS:                     2001            2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 1,635,442     $ 3,585,102
Realized gain on investments and foreign currency
  transactions--net.........................................      4,403,903      37,335,068
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (11,911,289)    (44,120,236)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........     (5,871,944)     (3,200,066)
                                                                ------------    ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (900,518)     (3,588,347)
In excess of investment income--net:
  Class A...................................................             --         (46,612)
Realized gain on investments--net:
  Class A...................................................       (982,650)    (37,723,052)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (1,883,168)    (41,358,011)
                                                                ------------    ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (9,807,738)     17,800,761
                                                                ------------    ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (17,562,850)    (26,757,316)
Beginning of period.........................................    106,330,048     133,087,364
                                                                ------------    ------------
End of period*..............................................    $88,767,198     $106,330,048
                                                                ============    ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $   734,924     $        --
                                                                ============    ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN     --------------------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                           FOR THE SIX
                                                      MONTHS ENDED               FOR THE YEAR ENDED DECEMBER 31,
                                                        JUNE 30,        --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   2001            2000          1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............       $ 10.31         $  16.85      $  17.08      $  14.84      $  12.19
                                                        -------         --------      --------      --------      --------
Investment income--net...........................           .17+             .47+          .30+          .36+          .43
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.........          (.77)            (.92)         1.75          2.99          2.66
                                                        -------         --------      --------      --------      --------
Total from investment operations.................          (.60)            (.45)         2.05          3.35          3.09
                                                        -------         --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net.........................          (.09)            (.50)         (.37)         (.40)         (.44)
  In excess of investment income--net............            --             (.01)           --            --            --
  Realized gain on investments--net..............          (.10)           (5.58)        (1.91)         (.71)           --
                                                        -------         --------      --------      --------      --------
Total dividends and distributions................          (.19)           (6.09)        (2.28)        (1.11)         (.44)
                                                        -------         --------      --------      --------      --------
Net asset value, end of period...................       $  9.52         $  10.31      $  16.85      $  17.08      $  14.84
                                                        =======         ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............        (5.84%)++        (2.71%)       12.63%        24.06%        25.90%
                                                        =======         ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................          .70%*            .69%          .69%          .68%          .67%
                                                        =======         ========      ========      ========      ========
Investment income--net...........................         3.34%*           3.00%         1.83%         2.39%         3.21%
                                                        =======         ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........       $88,767         $106,330      $133,087      $144,978      $138,206
                                                        =======         ========      ========      ========      ========
Portfolio turnover...............................        20.13%           64.95%         4.20%         5.20%         7.70%
                                                        =======         ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Utilities & Telecommunications Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded

--------------------------------------------------------------------------------

by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $7,203 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $122 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $2,862 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street

--------------------------------------------------------------------------------

provides certain accounting services to the Fund. The Fund pays a fee for these services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $24,530,505 and $17,383,914, respectively.

  Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............    $4,403,015       $9,490,192
Short-term investments..............         1,296               --
Foreign currency transactions.......          (408)          (1,178)
                                        ----------       ----------
Total...............................    $4,403,903       $9,489,014
                                        ==========       ==========


  At June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $9,490,192, of which $16,060,845 related to appreciated securities and $6,570,653 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $78,885,264.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2001                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      317,542    $  3,161,946
Shares issued to shareholders In
 reinvestment of dividends and
 distributions........................      192,553       1,883,168
                                         ----------    ------------
Total issued..........................      510,095       5,045,114
Shares redeemed.......................   (1,497,752)    (14,852,852)
                                         ----------    ------------
Net decrease..........................     (987,657)   $ (9,807,738)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     412,603    $  6,782,767
Shares issued to shareholders In
 reinvestment of dividends and
 distributions.......................   3,856,620      41,358,011
                                       ----------    ------------
Total issued.........................   4,269,223      48,140,778
Shares redeemed......................  (1,857,508)    (30,340,017)
                                       ----------    ------------
Net increase.........................   2,411,715    $ 17,800,761
                                       ==========    ============
-----------------------------------------------------------------

5.  SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                                         ---------------------------------------

                                         Joseph T. Monagle Jr., Senior Vice
                                         President of Merrill Lynch Variable
                                         Series Funds, Inc., has recently
                                         retired. The Funds' Board of Directors
                                         wishes Mr. Monagle well in his
                                         retirement.

                                         ---------------------------------------

DIRECTORS AND OFFICERS

Terry K. Glenn
President

Joe Grills
Director

Walter Mintz
Director

Robert S. Salomon Jr.
Director

Melvin R. Seiden
Director

Stephen B. Swensrud
Director

Christopher G. Ayoub
Senior Vice President

R. Elise Baum
Senior Vice President

Walter Cuje
Senior Vice President

Robert C. Doll, Jr.
Senior Vice President

Lawrence R. Fuller
Senior Vice President

Brian N. Ison
Senior Vice President

Vincent T. Lathbury III
Senior Vice President

Robert J. Martorelli
Senior Vice President

James D. McCall
Senior Vice President

Kevin J. McKenna
Senior Vice President

Eric S. Mitofsky
Senior Vice President

Robert F. Murray
Senior Vice President

Grace Pineda
Senior Vice President

Kevin M. Rendino
Senior Vice President

Walter D. Rogers
Senior Vice President

Kurt Schansinger
Senior Vice President

Robert M. Shearer
Senior Vice President

Dennis W. Stattman
Senior Vice President

Daniel V. Szemis
Senior Vice President

Gareth Fielding
Vice President

Jacqueline L. Rogers
Vice President

Donald C. Burke
Vice President and
Treasurer

Allan J. Oster
Secretary

--------------------------------------------------------------------------------

This report is only for distribution to shareholders of one of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market Fund or Reserve Assets Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011